            As filed with the Securities and Exchange Commission on
                              December 29, 2003

                                                               File No. 811-7841
                                                      Registration No. 333-13319

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

                         Pre-Effective Amendment No.     / /
                       Post-Effective Amendment No. 15   /X/
                                      and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/
                               Amendment No. 17              /X/
                         -------------------------------

                      J.P. MORGAN MUTUAL FUND SELECT TRUST
               (Exact Name of Registrant as Specified in Charter)
                                522 Fifth Avenue
                            New York, New York 10036

               --------------------------------------------------

                     (Address of Principal Executive Office)
       Registrant's Telephone Number, including Area Code: 1-800-348-4782

                                   Copies to:

               Judy R. Bartlett, Esq.                     John E. Baumgardner, Jr., Esq.
      J.P. Morgan Fund Distributors, Inc.                      Sullivan & Cromwell
               522 Fifth Avenue                                125 Broad Street
            New York, New York 10036                        New York, New York 10004
----------------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

             It is proposed that this filing will become effective:

[X]  Immediately upon filing pursuant to                [ ]  on (date) pursuant to paragraph (b)
       paragraph (b)                                    [ ]  on (date) pursuant to paragraph (a)(1)
[ ]  60 days after filing pursuant to paragraph (a)(1)  [ ]  on (date) pursuant to paragraph (a)(2) rule
[ ]  75 days after filing pursuant to paragraph (a)(2)  485.

                    If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  -------------

JPMORGAN FUNDS



PROSPECTUS DECEMBER 29 2003



JPMORGAN TAX FREE FUNDS


CLASS A, CLASS B AND CLASS C SHARES


CALIFORNIA BOND FUND (CLASS A)


INTERMEDIATE TAX FREE INCOME FUND

NEW JERSEY TAX FREE INCOME FUND (CLASS A AND CLASS B)


NEW YORK INTERMEDIATE TAX FREE INCOME FUND


TAX FREE INCOME FUND (CLASS A AND CLASS B)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


California Bond Fund                                                     1

Intermediate Tax Free Income Fund                                        7

New Jersey Tax Free Income Fund                                         12

New York Intermediate Tax Free Income Fund                              17

Tax Free Income Fund                                                    22

The Funds' Management and Administration                                27

How Your Account Works                                                  28

   Know Which Classes to Buy                                            28

   About Sales Charges                                                  28

   Buying Fund Shares                                                   30

   Selling Fund Shares                                                  32

   Exchanging Fund Shares                                               32

   Other Information Concerning The Funds                               33

   Distributions and Taxes                                              33

Shareholder Services                                                    35

Investments                                                             36

Risk and Reward Elements                                                38

Financial Highlights                                                    42

How To Reach Us                                                 BACK COVER

JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).

At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.


The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.


Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997                7.61%
1998                5.48%
1999               -0.78%
2000               10.14%
2001                4.43%
2002                7.79%


BEST QUARTER 3rd quarter, 2002      4.45%

WORST QUARTER 2nd quarter, 1999    -2.02%



The Fund's Class A year-to-date total return as of 9/30/03 was 2.68%.

* The performance in the table for the period before the Class A Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The Fund commenced operations as of 12/23/96. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)


                                                                  PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                      2.97%          4.39%          4.95%
Return After Taxes on Distributions                                      2.86%          4.32%          4.89%
Return After Taxes on Distributions and Sale of Fund Shares              3.26%          4.26%          4.74%
-----------------------------------------------------------------------------------------------------------
LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      8.34%          5.84%          6.18%
-----------------------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                        7.98%          5.18%          5.87%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.

(1) The Fund commenced operations on 12/23/96. Performance for the benchmark is from 12/31/96.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of the Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                     CLASS A SHARES
---------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                              4.50%
---------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                              NONE**


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                                     CLASS A SHARES
---------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                0.30
DISTRIBUTION (RULE 12b-1) FEES                                                                 0.25
SHAREHOLDER SERVICE FEES                                                                       0.25
OTHER EXPENSES(1)                                                                              0.36
---------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                1.16
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                     (0.56)
---------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                0.60



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.



                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                509         749       1,008        1,748


  * Assumes sales charge is deducted when shares are purchased.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.


The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL PERSONAL INCOME TAXES

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

Prior to the date of this prospectus, the Fund had only two classes of shares. As of the date of this prospectus, Class A, B and C Shares will be introduced. This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993               11.78%
1994               -3.96%
1995               14.39%
1996                3.76%
1997                8.21%
1998                6.56%
1999               -0.55%
2000                8.56%
2001                4.82%
2002                9.23%

BEST QUARTER 1st quarter, 1995      5.92%

WORST QUARTER 1st quarter, 1994    -3.52%


The Fund's year-to-date total return as of 9/30/03 was 3.39%.


* The Fund's performance is based on the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Select Class Shares expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. The actual returns of Class A, B and C Shares would have been lower than those shown because Class A, B and C Shares have higher expenses than Select Class Shares.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*


                                                                   PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                       4.35%           4.69%             5.66%
Return After Taxes On Distribution                                        4.14%           4.55%              N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares               4.22%           4.57%              N/A(1)
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                       4.23%           5.34%             6.15%
----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                       8.23%           5.66%             6.15%
----------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX(2),^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       9.25%           5.98%               --
----------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         8.34%           5.15%             5.56%


After-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

(2) Since the Index started 7/93, it lacks a complete ten years of history.

^   Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASSB AND CLASS C SHARES
The sales charge and estimated expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                CLASS A SHARES   CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                         4.50%            NONE            NONE
---------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                   NONE**           5.00%           1.00%



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.


** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ESTIMATED ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                                          CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.30               0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                      0.25               0.75               0.75
SHAREHOLDER SERVICE FEES                                            0.25               0.25               0.25
OTHER EXPENSES(1)                                                   0.28               0.28               0.28
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.08               1.58               1.58
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.33)             (0.08)             (0.08)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                     0.75               1.50               1.50

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         523         747         988        1,680
------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        653         791       1,053        1,738***
------------------------------------------------------------------------------------
CLASS C SHARES** ($)                        253         491         853        1,872


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS B SHARES ($)                          153         491         853        1,738***
------------------------------------------------------------------------------------
CLASS C SHARES ($)                          153         491         853        1,872


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN NEW JERSEY TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from the New Jersey gross income tax, that state's personal income tax. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New Jersey personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON THE MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW JERSEY

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New Jersey Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993                9.89%
1994               -2.38%
1995               11.72%
1996                3.16%
1997                7.66%
1998                6.20%
1999               -1.93%
2000               11.46%
2001                4.21%
2002                9.50%

BEST QUARTER 4th quarter, 2000      4.96%

WORST QUARTER 1st quarter, 1994    -2.60%


The Fund's year-to-date total return as of 9/30/03 was 3.95%.

* The performance in the table for the period before Class A and Class B Shares were launched on 3/28/02 and the performance in the bar chart are based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A and Class B Shares would have been lower than the performance shown because Class A and Class B Shares have higher expenses than Select Class Shares.


    The performance of the Fund before 1/1/97 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                   PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                       4.61%            4.81%             5.35%
Return After Taxes on Distributions                                       4.15%            4.52%              N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares               4.28%            4.61%              N/A(1)
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                       3.63%            5.29%             5.75%
-----------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX(2),^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       9.25%            5.98%               --
-----------------------------------------------------------------------------------------------------------------
LIPPER NEW JERSY MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         8.59%            4.96%             5.79%



The after-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

(2) Since the Index started 7/93, it lacks a complete ten years of history.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of the Class A and Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                           CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                    4.50%              NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                    NONE**             5.00%



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                                           CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                      0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                       0.25               0.75
SHAREHOLDER SERVICE FEES                                                             0.25               0.25
OTHER EXPENSES(1)                                                                    2.33               3.66
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                      3.13               4.96
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                                            (2.13)             (3.46)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                      1.00               1.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A and B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% and 1.50%, respectively, of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses for Class A and B of 1.00% and 1.50%, respectively, through 12/31/04 and 2.00% and 2.50%, respectively, thereafter through 12/31/13.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         547         957       1,391        2,596
------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        653         983       1,441        2,637***

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------
CLASS B SHARES ($)                          153         683       1,241        2,637***

  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B to Class A Shares after they have been owned for eight years.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New York Intermediate Municipal Debt Funds Average, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end load, which is assessed on Class A Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993               11.28%
1994               -5.81%
1995               15.42%
1996                3.06%
1997                8.46%
1998                6.45%
1999               -1.41%
2000                9.93%
2001                4.15%
2002                8.76%

BEST QUARTER 1st quarter, 1995      5.82%

WORST QUARTER 1st quarter, 1994    -4.27%


The Fund's Class A year-to-date total return as of 9/30/03 was 3.29%.

* The performance in the table before Class A and B Shares were launched on 2/16/01 and the performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance for the period before Class C Shares were launched on 1/31/03 are based on the performance of the Class B Shares. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares. The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. Returns for 2002 in the bar chart reflect the performance of the Class A Shares of the Fund.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                      PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                          3.83%            4.57%             5.36%
Return After Taxes on Distributions                                          3.82%            4.44%              N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares                  3.74%            4.45%              N/A(1)
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                          2.84%            4.82%             5.68%
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                          6.84%            5.15%             5.68%
--------------------------------------------------------------------------------------------------------------------
LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX(2)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          8.99%            5.98%               --
--------------------------------------------------------------------------------------------------------------------
LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                                            8.70%            5.22%             5.56%



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

(2) Since the Index started 7/93, it lacks a complete ten years of history.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                       4.50%             NONE               NONE
-----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**            5.00%              1.00%



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

 ** You may pay a deferred sales charge of up to 1.00% if you purchase
    $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                              CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                         0.30              0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                          0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                                0.25              0.25               0.25
OTHER EXPENSES(1)                                                       0.27              0.27               0.27
-----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.07              1.57               1.57
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.32)            (0.02)             (0.02)
-----------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.75              1.55               1.55


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.55% and 1.55% respectively, of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          523         745         984        1,669
-------------------------------------------------------------------------------------
CLASS B SHARES** ($)                         658         794       1,053        1,732***
-------------------------------------------------------------------------------------
CLASS C SHARES** ($)                         258         494         853        1,866


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
CLASS B SHARES ($)                           158         494         853        1,732***
-------------------------------------------------------------------------------------
CLASS C SHARES ($)                           158         494         853        1,866


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JP MORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.


The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.


There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL AND PERSONAL INCOME TAXES

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  REQUIRE STABILITY OF PRINCIPAL

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a broad-based securities index, and the Lipper General Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end load, which is assessed on Class A Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993               11.32%
1994               -3.88%
1995               14.44%
1996                4.09%
1997                9.11%
1998                6.49%
1999               -3.26%
2000               11.68%
2001                3.79%
2002                9.58%

BEST QUARTER 1st quarter, 1995      5.69%

WORST QUARTER 1st quarter, 1994    -3.29%


The Fund's year-to-date total return as of 9/30/03 was 3.15%.

* The performance in the table for the period before Class A and B Shares were launched on 2/16/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The performance of the Fund before to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. Return for 2002 in the bar chart reflect the performance of the Class A Shares of the Fund.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                 PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                     4.66%             4.57%              5.69%
Return After Taxes on Distributions                                     4.43%             4.50%               N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares             4.52%             4.55%               N/A(1)
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                     3.50%             4.87%              6.01%
-----------------------------------------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     9.60%             6.06%              6.71%
-----------------------------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.62%             4.96%              5.99%



The after-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote from previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of the Class A and Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                         4.50%              NONE
-----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                         NONE**             5.00%



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                                                CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                           0.30               0.30
DISTRIBUTION (RULE 12b-1) FEES                                                            0.25               0.75
SHAREHOLDER SERVICE FEES                                                                  0.25               0.25
OTHER EXPENSES(1)                                                                         0.34               0.34
-----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                           1.14               1.64
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                (0.39)                --
-----------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                           0.75               1.64


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
CLASS A SHARES* ($)                          523         759       1,013        1,740
-------------------------------------------------------------------------------------
CLASS B SHARES** ($)                         667         817       1,092        1,810***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
CLASS B SHARES ($)                           167         517         892        1,810***



  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares into Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund, New York Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund and Tax Free Income Fund are series of J.P. Morgan Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are both governed by the same trustees. The trustees are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holding, Inc. which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                %
-----------------------------------------------------
CALIFORNIA BOND FUND                             0.30
-----------------------------------------------------
NEW YORK INTERMEDIATE
TAX FREE INCOME FUND                             0.30
-----------------------------------------------------
TAX FREE INCOME FUND                             0.30
-----------------------------------------------------
NEW JERSEY TAX FREE
INCOME FUND                                      0.30


PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares, as applicable. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a contingent deferred sales charge with respect to Class B or Class C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares. In addition to these sales charges, certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense.

Different sales charges are associated with each class of shares:


- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.


- If you choose to invest in Class C Shares, you will be required to pay a deferred sales charge when you sell your shares if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges. See below and the Statement of Additional Information
(SAI) to find out more about these plans and special discounts.


This section explains how the two sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value (NAV) is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors.


TOTAL SALES CHARGE FOR FUNDS


                                                                          SALES
                                                                         CHARGE
                                                                     RE-ALLOWED
                                            AS %                     TO DEALERS
                                          OF THE             AS %       AS % OF
                                        OFFERING           OF NET      OFFERING
AMOUNT OF                                  PRICE           AMOUNT     PRICE PER
INVESTMENT                             PER SHARE         INVESTED         SHARE
-------------------------------------------------------------------------------
LESS
THAN $100,000                               4.50             4.71          4.00
-------------------------------------------------------------------------------
$100,000 BUT
UNDER $250,000                              3.75             3.90          3.25
-------------------------------------------------------------------------------
$250,000 BUT
UNDER $500,000                              2.50             2.56          2.25
-------------------------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION                            2.00             2.04          1.75
-------------------------------------------------------------------------------
$1 MILLION
OR MORE                                     NONE             NONE     SEE BELOW*



*   There is no sales charge for investments of $1 million or more in any Fund.

At times the Funds' distributor may re-allow up to the entire sales charge to certain broker-dealers. The Funds' distributor may make a payment to broker-dealers for investments of $1 million or more. Any purchase of $1 million or more of Class A shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge ("CDSC") payable by you based on the lower of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

You can reduce or eliminate your initial sales charge in the following ways (more detailed information about these and other programs is contained in the SAI and is available from your investment representative).

STATEMENT OF INTENTION
You may receive a Class A front-end sales charge reduction on your purchases of Class A Shares made during a 13-month period by signing a Statement of Intention. Your initial sales charge will be based on your goal. For purposes of the Statement of Intention, you can aggregate the purchases of Class A Shares in any JPMorgan Fund (or if a Fund has only one class, shares of such other JPMorgan Fund), excluding any JPMorgan Money Market Fund. A 90-day back-dated period can also be used to count previous purchases toward your goal. Reinvested income and capital gain distributions will not be considered purchases for purposes of completing your Statement of Intention. The sales charge will be adjusted if you do not meet your goal.

CUMULATIVE QUANTITY DISCOUNT
To receive a Class A front-end sales charge reduction you can count towards the amount of your investment your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan Money Market Fund. We will apply the initial sales charge to the aggregate dollar amount of the new purchase and the greater of the purchaser's total net asset value of cost of any shares acquired and still held in the Funds, excluding any JPMorgan money market funds. We may modify or discontinue the Cumulative Quantity Discount program at any time.

TELL US YOUR INVESTMENT AMOUNT
To qualify for a Class A front-end sales charge reduction under one of the programs described above, consult with your investment representative or the JPMorgan Funds Service Center in advance of your purchase.

RETIREMENT PLAN PURCHASES
You will not pay an initial sales charge if you purchase shares through a group retirement plan if:

- you are investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds;

- you are investing through any qualified retirement plan with 50 or more participants; or

- you are a participant in certain qualified retirement plans and you are investing (or reinvesting) the proceeds from the repayment of a plan loan made to you.

PURCHASE THROUGH AN INVESTMENT ADVISER
You may not pay an initial sales charge if you purchase shares through an investment adviser or financial planner that charges a fee for its services.

529 PLANS
When shares of the Funds are sold to a qualified tuition program under Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

There are other categories of purchasers who do not pay initial sales charges on Class A Shares, such as employees of JPMorgan Chase. These categories are described in the SAI.


CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

                                    DEFERRED
YEAR                            SALES CHARGE
--------------------------------------------
1                                         5%
2                                         4%
3                                         3%
4                                         3%
5                                         2%
6                                         1%
7                                      NONE
8                                      NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.


CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.


GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares or Class C Shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.


You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds you want to buy and he or she will contact us. Your investment representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the New York Stock Exchange (NYSE) in order for us to process your order at that day's price. Your investment representative may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center

P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.


THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholders Services for details.

GENERAL

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the NAV. You will pay the public offering price, which is based on the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. Each Fund calculates its NAV once each day at the close of regular trading on the NYSE. Each Fund generally values its assets at their market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL
SHARES OR GET FUND INFORMATION, CALL:

The JPMorgan Funds Service Center
1-800-348-4782

MINIMUM INVESTMENTS


                                  INITIAL   ADDITIONAL
TYPE OF ACCOUNT                INVESTMENT  INVESTMENTS
------------------------------------------------------
REGULAR ACCOUNT                $    2,500  $       100
------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)  $    1,000  $       100
------------------------------------------------------
IRAs                           $    1,000  $       100
------------------------------------------------------
SEP-IRAs                       $    1,000  $       100
------------------------------------------------------
COVERDELL EDUCATION
SAVINGS ACCOUNTS               $      500  $       100


(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.


Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C Shares.


SELLING FUND SHARES

You can sell your shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds you want to sell. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:


JPMorgan Funds Service Center

P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order less any applicable sales charges.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center or your investment representative accepts your order before the close of regular trading on the NYSE the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

-  you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your investment representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.


GENERAL

If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund or Class C Shares of a Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet the applicable minimum investment requirements.

ABUSIVE TRADING
The California Bond Fund, Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, where there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are expected from this trading prohibition.


OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations and for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.


You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B Shares or Class C Shares.

JPMORGAN TAX FREE FUNDS


INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



----------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments
from specific assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or are other nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES
Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

/X/ Permitted
/ / Not permitted



                                                                                                 NEW YORK
                                                         INTERMEDIATE        NEW JERSEY         INTERMEDIATE
                                        CALIFORNIA         TAX FREE           TAX FREE           TAX FREE          TAX FREE
RELATED TYPES OF RISK                     BOND             INCOME             INCOME              INCOME            INCOME
---------------------------------------------------------------------------------------------------------------------------------

credit, interest rate, market,
prepayment                                /X/               /X/                /X/                 /X/               /X/

credit, currency, liquidity,
political                                 /X/ Domestic      /X/ Domestic       /X/ Domestic        /X/ Domestic      /X/ Domestic
                                              only              only               only                only              only

credit, currency, interest rate,
liquidity, market, political              /X/               /X/                /X/                 /X/               /X/

currency, extension, interest
rate, leverage, liquidity,
market political, prepayment              /X/               /X/                /X/                 /X/               /X/

credit, interest rate,
liquidity, market, valuation              /X/               /X/                /X/                 /X/               /X/

credit                                    /X/               /X/                /X/                 /X/               /X/

credit                                    /X/(1)            /X/(1)             /X/(1)              /X/(1)            /X/(1)

credit, currency, interest rate,
leverage, market, political               /X/               /X/                /X/                 /X/               /X/

credit, interest rate, leverage,
liquidity, market, valuation              /X/               /X/                /X/                 /X/               /X/

credit, interest rate, market,
natural event, political                  /X/               /X/                /X/                 /X/               /X/

interest rate                             /X/               /X/                /X/                 /X/               /X/

credit, currency, interest rate,
liquidity, market, political,
valuation                                 /X/               /X/                /X/                 /X/               /X/


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                             AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield and       - Bonds have generally outperformed           - Under normal circumstances each
  total return will fluctuate in             money market investments over the long        Fund plans to remain fully
  response to bond market movements          term, with less risk than stocks              invested in accordance with its
                                                                                           policies and may invest
                                                                                           uninvested cash in affiliated
- The value of most bonds will fall        - Most bonds will rise in value when            money market funds
  when interest rates rise; the longer       interest rates fall
  a bond's maturity and the lower its
  credit quality, the more its value       - Asset-backed securities and direct          - The Funds seek to limit risk
  typically falls                            mortgages can offer attractive returns        and enhance total return or
                                                                                           yields through careful management,
- Adverse market conditions may from                                                       sector allocation, individual
  time to time cause a Fund to take                                                        securities selection and
  temporary defensive positions that                                                       duration management
  are inconsistent with its principal
  investment strategies and may hinder                                                   - During severe market down-
  a Fund from achieving its investment                                                     turns, the Funds have the
  objective                                                                                option of investing up to 100% of
                                                                                           assets in high quality short-
- Asset-backed securities (securities                                                      term securities instruments
  representing an interest in, or
  secured by, a pool of mortgages or                                                     - The adviser monitors interest
  other assets such as receivables)                                                        rate trends, as well as
  could generate capital losses or                                                         geographic and demographic
  periods of low yields if they are                                                        information related to mortgage
  paid off substantially earlier or                                                        prepayments
  later than anticipated

- Each Fund is non-diversified, which
  means that a relatively high
  percentage of the Fund's assets may
  be invested in a limited number of
  issuers. Therefore, its performance
  may be more vulnerable to changes in
  the market value of a single issuer
  or a group of issuers

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                             AND REWARD
CREDIT QUALITY

- The default of an issuer would leave a   - Investment-grade bonds have a lower risk    - Each Fund maintains its own
  Fund with unpaid interest or principal     of default                                    policies for balancing credit
                                                                                           quality against potential
- Junk bonds (those rated BB, Ba or        - Junk bonds offer higher yields and higher     yields and gains in light of
  lower) have a higher risk of default,      potential gains                               its investment goals
  tend to be less liquid and may be more
  difficult to value                                                                     - The adviser develops its own
                                                                                           ratings of unrated securities
                                                                                           and makes a credit quality
                                                                                           determination for unrated
                                                                                           securities

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When a Fund buys securities before       - A Fund can take advantage of attractive     - Each Fund segregates liquid
  issue or for delayed delivery, it          transaction opportunities                     assets to offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its            - A Fund could outperform its benchmark       - The adviser focuses its active
  benchmark due to its sector,               due to these same choices                     management on those areas where
  securities or duration choices                                                           it believes its commitment to
                                                                                           research can most enhance
                                                                                           returns and manage risks in a
                                                                                           consistent way

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                             AND REWARD
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with             - The Funds use derivatives, such
  swaps and forward foreign currency         underlying positions can re- duce or          as futures, options, swaps and
  contracts(1) that are used for hedging     eliminate losses at low cost                  forward foreign currency
  the portfolio or specific securities                                                     contracts for hedging and for
  may not fully offset the underlying      - A Fund could make money and protect           risk management (i.e., to
  positions and this could result in         against losses if management's analysis       adjust duration or yield curve
  losses to the Funds that would not         proves correct                                exposure, or to establish or
  have otherwise occurred                                                                  adjust exposure to particular
                                           - Derivatives that involve leverage could       securities, markets, or currencies);
                                             generate substantial gains at low cost        risk management may include management
- Derivatives used for risk management                                                     of a Fund's exposure relative to its
  may not have the intended effects and                                                    benchmark
  may result in losses or missed
  opportunities                                                                          - The Funds only establish hedges
                                                                                           that they expect will be highly
- The counterparty to a derivatives                                                        correlated with underlying
  contract could default                                                                   positions

- Certain types of derivatives involve                                                   - The Intermediate Tax Free
  costs to the Funds which can reduce                                                      Income, New York Intermediate
  returns                                                                                  Tax Free Income, New Jersey Tax
                                                                                           Free Income and Tax Free Income
- Derivatives that involve leverage                                                        Funds may use derivatives to
  could magnify losses                                                                     increase income or gain

- Derivatives used for non-hedging                                                       - While the Funds may use derivatives
  purposes could cause losses that                                                         that incidentally involve leverage,
  exceed the original investment                                                           they do not use them for the
                                                                                           specific purpose of leveraging
- Derivatives may, for tax purposes,                                                       their portfolios
  affect the character of gain and loss
  realized by the Funds, accelerate
  recognition of income to the Funds,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                             AND REWARD
SECURITIES LENDING(2)

- When a Fund lends a security, there is   - A Fund may enhance income through the       - The adviser maintains a list
  a risk that the loaned securities may      investment of the collateral received         of approved borrowers
  not be returned if the borrower            from the borrower
  defaults                                                                               - The Funds receive collateral
                                                                                           equal to at least 100%of the
- The collateral will be subject to the                                                    current value of securities
  risks of the securities in which it is                                                   loaned plus accured interest
  invested
                                                                                         - The lending agents indemnify a
                                                                                           Fund against borrower default

                                                                                         - The adviser's collateral
                                                                                           investment guidelines limit the
                                                                                           quality and duration of
                                                                                           collateral investment to
                                                                                           minimize losses

                                                                                         - Upon recall, the borrower must
                                                                                           return the securities loaned
                                                                                           within the normal settlement
                                                                                           period

ILLIQUID HOLDINGS

- A Fund could have difficulty valuing     - These holdings may offer more attractive    - No Fund may invest more than
  these holdings precisely                   yields or potential growth than               15% of net assets in illiquid
                                             comparable widely traded securities           holdings
- A Fund could be unable to sell these
  holdings at the time or price desired                                                  - To maintain adequate
                                                                                           liquidity to meet
                                                                                           redemptions, each Fund may hold
                                                                                           investment-grade short-term
                                                                                           securities (including
                                                                                           repurchase agreements and
                                                                                           reverse repurchase
                                                                                           agreements) and, for temporary
                                                                                           or extraordinary purposes, may
                                                                                           borrow from banks up to 33 1/3%
                                                                                           of the value of its total
                                                                                           assets or draw on a line of
                                                                                           credit

SHORT-TERM TRADING

- Increased trading would raise a Fund's   - A Fund could realize gains in a short       - A Fund may use short-term
  transaction costs                          period of time                                trading to take advantage of
                                                                                           attractive or unexpected
- Increased short-term capital gains       - A Fund could protect against losses if a      opportunities or to meet
  distributions would raise                  bond is overvalued and its value later        demands generated by
  shareholders' income tax liability         falls                                         shareholder activity



(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


CLASS A SHARES



                                                                              PER SHARE OPERATING PERFORMANCE:
                                    -----------------------------------------------------------------------------------------------
                                                  INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                                --------------------------------------   ------------------------------------------
                                                                NET GAINS
                                                             OR LOSSES ON
                                    NET ASSET          NET     SECURITIES                 DIVIDENDS
                                       VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                    BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                    OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
CALIFORNIA BOND FUND
Year Ended 8/31/03                  $   11.07         0.39          (0.22)        0.17         0.40            0.04            0.44
9/10/01** Through 8/31/02           $   10.90         0.40           0.17         0.57         0.40              --            0.40

NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/03                  $   10.36         0.30          (0.10)        0.20         0.32            0.17            0.49
3/28/02** Through 8/31/02           $    9.84         0.12           0.53         0.65         0.13              --            0.13

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/03                  $    7.45         0.26@         (0.10)        0.16         0.26              --!           0.26
Year Ended 8/31/02                  $    7.37         0.26@          0.10         0.36         0.27            0.01            0.28
2/16/01** Through 8/31/01           $    7.22         0.15           0.15         0.30         0.15              --            0.15

TAX FREE INCOME FUND
Year Ended 8/31/03                  $    6.66         0.26@         (0.12)        0.14         0.26            0.05            0.31
Year Ended 8/31/02                  $    6.57         0.28@          0.08         0.36         0.27              --            0.27
2/16/01** Through 8/31/01           $    6.44         0.15           0.13         0.28         0.15              --            0.15


 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.

 #  Short periods have been annualized.
 @  Calculated based upon average shares outstanding.
 !  Rounds to less than .005
(b) Amount rounds to less than one million.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                    PER SHARE OPERATING PERFORMANCE:      RATIOS/SUPPLEMENTAL DATA:
                                   ----------------------------------  -------------------------------
                                                                                     NET ASSETS,
                                     NET ASSET                                            END OF
                                    VALUE, END                 TOTAL                      PERIOD
                                     OF PERIOD         RETURN (1)(a)               (IN MILLIONS)
CALIFORNIA BOND FUND
Year Ended 8/31/03                  $    10.80                  1.51%               $         22
9/10/01** Through 8/31/02           $    11.07                  5.33%               $         23

NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/03                  $    10.07                  1.92%               $          2
3/28/02** Through 8/31/02           $    10.36                  6.67%               $         --(b)

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/03                  $     7.35                  2.15%               $         88
Year Ended 8/31/02                  $     7.45                  5.06%               $        107
2/16/01** Through 8/31/01           $     7.37                  4.26%               $        117

TAX FREE INCOME FUND
Year Ended 8/31/03                  $     6.49                  2.15%               $         52
Year Ended 8/31/02                  $     6.66                  5.64%               $         61
2/16/01** Through 8/31/01           $     6.57                  4.46%               $         59

                                                                    RATIOS/SUPPLEMENTAL DATA:
                                    ------------------------------------------------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                    ------------------------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                          NET                  EXPENSES                   INCOME
                                                   INVESTMENT          WITHOUT WAIVERS,         WITHOUT WAIVERS,     PORTFOLIO
                                           NET         INCOME            REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                      EXPENSES         (LOSS)      AND EARNINGS CREDITS     AND EARNINGS CREDITS      RATE (a)
CALIFORNIA BOND FUND
Year Ended 8/31/03                        0.60%          3.56%                     1.16%                    3.00%           49%
9/10/01** Through 8/31/02                 0.60%          3.70%                     1.23%                    3.07%           65%

NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/03                        1.00%          2.87%                     3.13%                    0.74%           59%
3/28/02** Through 8/31/02                 1.00%          3.16%                    33.81%!!                (29.67%)!!        75%

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/03                        0.75%          3.45%                     1.07%                    3.13%           38%
Year Ended 8/31/02                        0.75%          3.58%                     1.09%                    3.24%           75%
2/16/01** Through 8/31/01                 0.75%          4.10%                     1.21%                    3.64%           33%

TAX FREE INCOME FUND
Year Ended 8/31/03                        0.75%          3.94%                     1.14%                    3.55%           36%
Year Ended 8/31/02                        0.75%          4.21%                     1.15%                    3.81%           94%
2/16/01** Through 8/31/01                 0.75%          4.55%                     1.23%                    4.07%           57%

CLASS B SHARES


                                             PER SHARE OPERATING PERFORMANCE:
                                   ---------------------------------------------------
                                                  INCOME FROM INVESTMENT OPERATIONS:
                                               ---------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET          NET     SECURITIES
                                      VALUE,   INVESTMENT          (BOTH    TOTAL FROM
                                   BEGINNING       INCOME   REALIZED AND    INVESTMENT
                                   OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS
NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/03                 $   10.34         0.26          (0.12)         0.14
3/28/02** Through 8/31/02          $    9.84         0.11           0.50          0.61

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/03                 $    7.46         0.20@         (0.10)         0.10
Year Ended 8/31/02                 $    7.38         0.21@          0.08          0.29
2/16/01** Through 8/31/01          $    7.22         0.12           0.16          0.28

TAX FREE INCOME FUND
Year Ended 8/31/03                 $    6.68         0.20@         (0.12)         0.08
Year Ended 8/31/02                 $    6.58         0.25@          0.05          0.30
2/16/01** Through 8/31/01          $    6.44         0.12           0.14          0.26

                                        PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------
                                              LESS DISTRIBUTIONS:
                                   ------------------------------------------
                                    DIVIDENDS
                                     FROM NET   DISTRIBUTIONS
                                   INVESTMENT    FROM CAPITAL           TOTAL
                                       INCOME           GAINS   DISTRIBUTIONS
NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/03                       0.27            0.17            0.44
3/28/02** Through 8/31/02                0.11              --            0.11

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/03                       0.20              --!           0.20
Year Ended 8/31/02                       0.20            0.01            0.21
2/16/01** Through 8/31/01                0.12              --            0.12

TAX FREE INCOME FUND
Year Ended 8/31/03                       0.21            0.05            0.26
Year Ended 8/31/02                       0.20              --            0.20
2/16/01** Through 8/31/01                0.12              --            0.12


 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
(b) Amount rounds to less than one million.

  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
  @ Calculated based upon average shares outstanding.
  ! Rounds to less than .005

                                   PER SHARE OPERATING PERFORMANCE:       RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------    -------------------------------
                                                                                 NET ASSETS,
                                    NET ASSET                                         END OF
                                   VALUE, END           TOTAL                         PERIOD
                                    OF PERIOD   RETURN (1)(a)                  (IN MILLIONS)
NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/03                 $    10.04            1.31%                 $           1
3/28/02** Through 8/31/02          $    10.34            6.20%                 $          --(b)

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/03                 $     7.36            1.34%                 $          25
Year Ended 8/31/02                 $     7.46            4.08%                 $          21
2/16/01** Through 8/31/01          $     7.38            3.91%                 $          12

TAX FREE INCOME FUND
Year Ended 8/31/03                 $     6.50            1.11%                 $           6
Year Ended 8/31/02                 $     6.68            4.69%                 $           6
2/16/01** Through 8/31/01          $     6.58            4.13%                 $           7

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                   ---------------------------------------------------------------------------------------
                                                                                             NET INVESTMENT
                                                        NET               EXPENSES                   INCOME
                                                 INVESTMENT       WITHOUT WAIVERS,         WITHOUT WAIVERS,      PORTFOLIO
                                           NET       INCOME         REIMBURSEMENTS           REIMBURSEMENTS       TURNOVER
                                      EXPENSES       (LOSS)   AND EARNINGS CREDITS     AND EARNINGS CREDITS       RATE (a)
NEW JERSEY TAX FREE INCOME FUND
Year Ended 8/31/03                        1.50%        2.44%                  4.96%                   (1.02%)           59%
3/28/02** Through 8/31/02                 1.50%        2.72%                 36.90%!!                (32.68%)!!         75%

NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/03                        1.55%        2.64%                  1.57%                    2.62%            38%
Year Ended 8/31/02                        1.57%        2.74%                  1.59%                    2.72%            75%
2/16/01** Through 8/31/01                 1.64%        3.21%                  1.72%                    3.13%            33%

TAX FREE INCOME FUND
Year Ended 8/31/03                        1.64%        3.04%                  1.64%                    3.04%            36%
Year Ended 8/31/02                        1.64%        3.31%                  1.65%                    3.30%            94%
2/16/01** Through 8/31/01                 1.64%        3.66%                  1.74%                    3.56%            57%

CLASS C SHARES


                                                                                       PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                              ----------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                  NET ASSET          NET     SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                  OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
1/31/03** Through 8/31/03         $    7.46         0.10@         (0.09)         0.01          0.11             --!            0.11


 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  ! Rounds  to less than .005

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                  PER SHARE OPERATING PERFORMANCE:    RATIOS/SUPPLEMENTAL DATA:
                                  --------------------------------    -------------------------
                                                                              NET ASSETS,
                                   NET ASSET                                       END OF
                                  VALUE, END           TOTAL                       PERIOD
                                   OF PERIOD   RETURN (1)(a)                (IN MILLIONS)
NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
1/31/03** Through 8/31/03         $     7.36            0.17%               $           2

                                                                    RATIOS/SUPPLEMENTAL DATA:
                                  ---------------------------------------------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                  ---------------------------------------------------------------------------------------
                                                                                          NET INVESTMENT
                                                       NET               EXPENSES                 INCOME
                                                INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                          NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                     EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS    RATE (a)
NEW YORK INTERMEDIATE TAX FREE
INCOME FUND
1/31/03** Through 8/31/03                1.55%        2.40%                  1.57%                  2.38%         38%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.


If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy shares through an institution you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-7841 for all Funds except JPMorgan California Bond Fund, whose file No. is 811-7795


(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2003

PR-TFAB-1203

JPMORGAN FUNDS



PROSPECTUS DECEMBER 29 2003



JPMORGAN TAX FREE FUNDS

INSTITUTIONAL CLASS SHARES


CALIFORNIA BOND FUND

INTERMEDIATE TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOG0]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS


California Bond Fund                                                           1

Intermediate Tax Free Income Fund                                              7

New York Intermediate Tax Free Income Fund                                    13

The Funds' Management and Administration                                      19

How Your Account Works                                                        20

    Buying Fund Shares                                                        20

    Selling Fund Shares                                                       21

    Exchanging Fund Shares                                                    21

    Other Information Concerning the Funds                                    22

    Distributions and Taxes                                                   22

Investments                                                                   24

Risk and Reward Elements                                                      26

Financial Highlights                                                          30

How To Reach Us                                                       BACK COVER

JPMORGAN CALIFORNIA BOND FUND


RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 24-29.


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN FOR CALIFORNIA RESIDENTS CONSISTENT WITH MODERATE RISK OF CAPITAL.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).

At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Rating (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.


The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


Changes in a municipality's financial health may make it difficult for the municipality to make interest

                                                     PROSPECTUS DECEMBER 29 2003


and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.


Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.



WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1997                                     7.72%
1998                                     5.60%
1999                                    -0.61%
2000                                    10.18%
2001                                     4.57%
2002                                     8.08%


BEST QUARTER 3rd quarter, 2002           4.43%
---------------------------------------------
WORST QUARTER 2nd quarter, 1999         -2.03%
---------------------------------------------



The Fund's year-to-date total return as of 9/30/03 was 2.85%.


*    The Fund commenced operations as of 12/23/96.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002(1)



                                                                PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                    8.08%           5.50%           5.90%
Return After Taxes on Distributions                                    7.96%           5.42%           5.83%
Return After Taxes on Distributions and Sale of Fund Shares            6.51%           5.21%           5.56%
-----------------------------------------------------------------------------------------------------------
LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    8.34%           5.84%           6.18%
-----------------------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      7.98%           5.18%           5.87%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1) The Fund commenced operation on 12/23/96. Performance for the benchmark is from 12/31/96.

^    Investor cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES


The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                              0.30
DISTRIBUTION (RULE 12b-1) FEES                               NONE
SHAREHOLDER SERVICE FEES                                     0.10
OTHER EXPENSES(1)                                            0.26
-----------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                              0.66
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                   (0.16)
-----------------------------------------------------------------
NET EXPENSES(2)                                              0.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       51       195       352        807

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND


RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 24-29.


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS, WHICH ARE EXCLUDED FROM GROSS INCOME, AND TO PROTECT THE VALUE OF YOUR INVESTMENT BY INVESTING PRIMARILY IN MUNICIPAL OBLIGATIONS.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S & P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.


The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.


The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.


There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL INVESTMENT INCOME TAXES


THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993                                    11.78%
1994                                    -3.96%
1995                                    14.39%
1996                                     3.76%
1997                                     8.21%
1998                                     6.56%
1999                                    -0.55%
2000                                     8.56%
2001                                     4.82%
2002                                     9.40%

BEST QUARTER 1st quarter, 1995           5.92%
---------------------------------------------
WORST QUARTER 1st quarter, 1994         -3.52%
---------------------------------------------


The Fund's year-to-date total returns as of 9/30/03 was 3.42%.

* The performance in the table before the Institutional Class Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance of the Fund prior to 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                     9.40%           5.71%            6.17%
Return After Taxes on Distributions                                     9.18%           5.56%             N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares             7.46%           5.42%             N/A(1)
-------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR)    MATURITIES INDEX(2)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     9.25%           5.98%               -
-------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.34%           5.15%            5.56%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

(2)  Since the Index started 7/93, it lacks a complete ten years of history.

^    Investor cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                              0.30
DISTRIBUTION (RULE 12b-1) FEES                               NONE
SHAREHOLDER SERVICE FEES                                     0.10
OTHER EXPENSES(1)                                            0.19
-----------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                              0.59
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                   (0.09)
-----------------------------------------------------------------
NET EXPENSES(2)                                              0.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       51       180       320        729

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND


RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND THEIR MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 24-29.


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND ARE EXEMPT FROM NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES. IT ALSO SEEKS TO PROTECT THE VALUE OF YOUR INVESTMENT.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.


The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the

Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities index, and the Lipper New York Intermediate Municipal Debt Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993                                    11.28%
1994                                    -5.81%
1995                                    15.42%
1996                                     3.06%
1997                                     8.46%
1998                                     6.45%
1999                                    -1.41%
2000                                     9.93%
2001                                     4.15%
2002                                     9.00%

BEST QUARTER 1st quarter, 1995           5.82%
---------------------------------------------
WORST QUARTER 1st quarter, 1994         -4.27%
---------------------------------------------


The Fund's Year-to-date total return as of 9/30/03 was 3.61%.

* The performance in the table before the Institutional Class Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                     PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                         9.00%           5.56%            5.89%
Return After Taxes on Distributions                                         8.99%           5.49%             N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares                 7.08%           5.32%             N/A(1)
-----------------------------------------------------------------------------------------------------------------
LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX(2)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         8.99%           5.98%               -
-----------------------------------------------------------------------------------------------------------------
LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                           8.70%           5.22%            5.56%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

(2)  Since the Index started 7/93, it lacks a complete ten years of history.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                              0.30
DISTRIBUTION (RULE 12b-1) FEES                               NONE
SHAREHOLDER SERVICE FEES                                     0.10
OTHER EXPENSES(1)                                            0.20
-----------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                              0.60
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                   (0.10)
-----------------------------------------------------------------
NET EXPENSES(2)                                              0.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                   51       182       325        740

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund and the
New York Intermediate Tax Free Income Fund are series of J.P. Morgan Mutual Fund Select Trust, a Massachusetts business trust. The trusts are both governed by the same trustees. The trustees are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holding, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                 %
------------------------------------------------------
CALIFORNIA BOND FUND                              0.30
------------------------------------------------------
NEW YORK INTERMEDIATE
 TAX FREE INCOME FUND                             0.30
------------------------------------------------------
INTERMEDIATE TAX FREE
 INCOME FUND                                      0.30
------------------------------------------------------


PORTFOLIO MANAGERS


The Funds are managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order. The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Institutional Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date. Any funds received in connection with late orders will be invested on the following business day.

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICING FIRM

Tell your financial servicing firm which Funds you want to buy and he or she will contact us. Your financial servicing firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some financial servicing firms charge a single fee that covers all services. Your financial servicing firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your financial servicing firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS INSTITUTIONAL SERVICE CENTER
500 STANTON CHRISTIANA CENTER
NEWARK, DE 19713

The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Institutional Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Institutional Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.


SELLING FUND SHARES


When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Institutional Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL SERVICE FIRM


Tell your financial service firm which Funds you want to sell. Your financial service firm must accept you order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your financial service firm might charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange.
Call 1-800-766-7722 for details.

ABUSIVE TRADING

The California Bond Fund, Intermediate Tax Free Income Fund and New York Intermediate Tax Free Income Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

JPMORGAN TAX FREE FUNDS


INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages


--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or another nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.


PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

                                /X/ Permitted
                                / / Not Permitted



                                                                          NEW YORK
                                                                        INTERMEDIATE      INTERMEDIATE
                                                        CALIFORNIA        TAX FREE          TAX FREE
RELATED TYPES OF RISK                                      BOND            INCOME            INCOME
----------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                  /X/               /X/               /X/


credit, currency, liquidity, political                     /X/Domestic       / /Domestic       /X/Domestic
                                                              only              only              only


credit, currency, interest rate, liquidity,                /X/               /X/               /X/
market, political


credit, environmental, extension, interest                 /X/               /X/               /X/
rate, liquidity, market, natural event,
political, prepayment, valuation

credit, interest rate, liquidity, market,                  /X/               /X/               /X/
valuation

credit                                                     /X/               /X/               /X/


credit                                                     /X/(1)            /X/(1)            /X/


credit, currency, interest rate, leverage,                 /X/               /X/               /X/(1)
market, political


credit, interest rate, leverage, liquidity,                /X/               /X/               /X/
market, valuation


credit, interest rate, market, natural event,              /X/               /X/               /X/
political


interest rate                                              /X/               /X/               /X/


credit, currency, interest rate, liquidity,                /X/               /X/               /X/
market, political, valuation


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending repurchase agreements) are limited in the aggregate and may and reverse not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield and       - Bonds have generally outperformed        - Under normal circumstances each Fund
  total return will fluctuate in             money market investments over the long     plans to remain fully invested in
  response to bond market movements          term, with less risk than stocks           accordance with its policies.

- The value of most bonds will fall when   - Most bonds will rise in value when       - The Funds seek to limit risk and
  interest rates rise; the longer a          interest rates fall                        enhance total return or yields through
  bond's maturity and the lower its                                                     careful management, sector allocation,
  credit quality, the more its value       - Asset-backed securities and direct         individual securities selection
  typically falls                            mortgages can offer attractive             duration management and
                                             returns
- Adverse market conditions may from                                                  - During severe market downturns, the
  time to time cause a Fund to take                                                     Funds have the option of investing up
  temporary defensive positions that are                                                to 100% of assets in high quality
  inconsistent with its principal                                                       short term instruments
  investment strategies and may hinder a
  Fund from achieving its investment                                                  - The adviser monitors interest rate
  objective                                                                             trends, as well as geographic and
                                                                                        demographic information, related to
- Asset-backed securities (securities                                                   mortgage prepayments
  representing an interest in, or
  secured by, a pool of mortgages or
  other assets such as receivables) and
  direct mortgages could generate
  capital losses or periods of low
  yields if they are paid off
  substantially earlier or later than
  anticipated

- Each Fund is non-diversified, which
  means that a relatively high
  percentage of the Fund's assets may be
  invested in a limited number of
  issuers. Therefore, its performance
  may be more vulnerable to changes in
  the market value of a single issuer or
  a group of issuers

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
CREDIT QUALITY

- The default of an issuer would leave a   - Investment-grade bonds have a lower      - Each Fund maintains its own policies
  Fund with unpaid interest or principal     risk of default                            for balancing credit quality against
                                                                                        potential yields and gains in light of
- Junk bonds (those rated BB, Ba or        - Junk bonds offer higher yields and         its investment goals
  lower) have a higher risk of default,      higher potential gains
  tend to be less liquid and may be more                                              - The adviser develops its own ratings
  difficult to value                                                                    of unrated securities and makes credit
                                                                                        quality determinations for unrated
                                                                                        securities

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When a Fund buys securities before       - A Fund can take advantage of             - Each Fund segregates liquid assets to
  issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its            - A Fund could outperform its benchmark    - The adviser focuses its active
  benchmark due to its sector,               due to these same choices                  management on those areas where it
  securities or duration choices                                                        believes its commitment to research
                                                                                        can most enhance returns and manage
                                                                                        risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with          - The Funds use derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps and forward
  contracts(1) that are used for hedging     eliminate losses at low cost               foreign currency contracts for
  the portfolio or specific securities                                                  hedging and for risk management (i.e.,
  may not fully offset the underlying      - A Fund could make money and protect        to adjust duration or yield curve
  positions and this could result in         against losses if management's             exposure, or to establish or adjust
  losses to the Funds that would not         analysis proves correct                    exposure to particular securities,
  have otherwise occurred                                                               markets, or currencies); risk
                                           - Derivatives that involve leverage          management may include management of a
- Derivatives used for risk management       could generate substantial gains at        Fund's exposure relative to its
  may not have the intended effects and      low cost                                   benchmark
  may result in losses or missed
  opportunities                                                                       - The Funds only establish hedges that
                                                                                        they expect will be highly correlated
- The counterparty to a derivatives                                                     with underlying positions
  contract could default
                                                                                      - The New York Intermediate Tax Free
- Certain types of derivatives involve                                                  Income Fund may use derivatives to
  costs to the Funds which can reduce                                                   increase income or gain
  returns
                                                                                      - While the Funds may use derivatives
- Derivatives that involve leverage                                                     that incidentally involve leverage,
  could magnify losses                                                                  they do not use them for the specific
                                                                                        purpose of leveraging their portfolios
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING(2)

- When a Fund lends a security, there is   - A Fund may enhance income through the    - The adviser maintains a list of
  a risk that the loaned securities may      investment of the collateral received      approved borrowers
  not be returned if the borrower            from the borrower
  defaults                                                                            - The Funds receive collateral equal to
                                                                                        at least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned plus accrued
  risks of the securities in which it is                                                interest
  invested
                                                                                      - The lending agents indemnify a Fund
                                                                                        against borrower default

                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing   - These holdings may offer more            - No Fund may invest more than 15% of
  these holdings precisely                   attractive yields or potential growth      net assets in illiquid holdings
                                             than comparable widely traded
- The Fund could be unable to sell these     securities                               - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                 redemptions, each Fund may hold
                                                                                        investment-grade short-term securities
                                                                                        (including repurchase agreements and
                                                                                        reverse repurchase agreements) and,
                                                                                        for temporary or extraordinary
                                                                                        purposes, may borrow from banks up to
                                                                                        33 1/3% of the value of its total
                                                                                        assets or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise a Fund's   - A Fund could realize gains in a short    - A Fund may use short-term trading to
  transaction costs                          period of time                             take advantage of attractive or
                                                                                        unexpected opportunities or to meet
- Increased short-term capital gains       - A Fund could protect against losses if     demands generated by shareholder
  distributions would raise                  a bond is overvalued and its value         activity
  shareholders' income tax liability         later falls



(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES


                                                           PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                         ------------------------------------  ----------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES               DIVIDENDS
                                 VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                              BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                              OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
CALIFORNIA BOND FUND
Year Ended 8/31/03              $ 10.90        0.41         (0.23)       0.18        0.40           0.04           0.44
Year Ended 8/31/02              $ 10.73        0.42          0.16        0.58        0.41             --           0.41
5/1/01 Through 8/31/01^         $ 10.36        0.14          0.40        0.54        0.14           0.03           0.17
Year Ended 4/30/01              $ 10.03        0.46          0.33        0.79        0.46             --           0.46
Year Ended 4/30/00              $ 10.40        0.42         (0.36)       0.06        0.42           0.01           0.43
Year Ended 4/30/99              $ 10.20        0.41          0.25        0.66        0.41           0.05           0.46

INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/03              $ 11.15        0.43         (0.15)       0.28        0.43           0.07           0.50
9/10/01** Through 8/31/02       $ 10.94        0.44          0.25        0.69        0.44           0.04           0.48

NEW YORK INTERMEDIATE TAX
FREE INCOME FUND
Year Ended 8/31/03                $7.46        0.28@        (0.10)       0.18        0.28             --!          0.28
9/10/01** Through 8/31/02         $7.33        0.27@         0.15        0.42        0.28           0.01           0.29


  ^ The Fund changed its fiscal year end from April 30 to August 31. ** Commencement of offering of class of shares.
  !  Rounds to less than .005.
  @  Calculated based upon average shares outstanding.

(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                               NET ASSET
                              VALUE, END                TOTAL
                               OF PERIOD           RETURN (a)
CALIFORNIA BOND FUND
Year Ended 8/31/03              $  10.64                 1.67%
Year Ended 8/31/02              $  10.90                 5.57%
5/1/01 Through 8/31/01^         $  10.73                 5.31%
Year Ended 4/30/01              $  10.36                 7.97%
Year Ended 4/30/00              $  10.03                 0.70%
Year Ended 4/30/99              $  10.40                 6.55%

INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/03              $  10.93                 2.60%
9/10/01** Through 8/31/02       $  11.15                 6.43%

NEW YORK INTERMEDIATE TAX
FREE INCOME FUND
Year Ended 8/31/03              $   7.36                 2.40%
9/10/01** Through 8/31/02       $   7.46                 5.89%

                                                                RATIOS/SUPPLEMENTAL DATA:
                               -------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                              -----------------------------------------------------------------
                                                                                                 NET INVESTMENT
                                 NET ASSETS,                    NET              EXPENSES                INCOME
                                      END OF             INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                      PERIOD       NET       INCOME        REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                               (IN MILLIONS)  EXPENSES       (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS   RATE (a)
CALIFORNIA BOND FUND
Year Ended 8/31/03                   $   107      0.50%        3.72%                 0.66%                 3.56%        49%
Year Ended 8/31/02                   $   149      0.50%        3.84%                 0.71%                 3.63%        65%
5/1/01 Through 8/31/01^              $   137      0.50%        3.99%                 0.59%                 3.90%        29%
Year Ended 4/30/01                   $   126      0.50%        4.40%                 0.59%                 4.31%        55%
Year Ended 4/30/00                   $    85      0.50%        4.19%                 0.70%                 3.99%        87%
Year Ended 4/30/99                   $    64      0.49%        3.92%                 0.71%                 3.70%        40%

INTERMEDIATE TAX FREE
INCOME FUND
Year Ended 8/31/03                   $   484      0.50%        3.89%                 0.59%                 3.80%        56%
9/10/01** Through 8/31/02            $   642      0.50%        4.02%                 0.58%                 3.94%        71%

NEW YORK INTERMEDIATE TAX
FREE INCOME FUND
Year Ended 8/31/03                   $   229      0.50%        3.70%                 0.60%                 3.60%        38%
9/10/01** Through 8/31/02            $   298      0.50%        3.85%                 0.62%                 3.73%        75%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713


PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-766-7722 to obtain further information.


If you buy your shares through an institution you should contact that institution directly for more information. You can also find information online www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File No. for the JPMorgan New York Intermediate Tax Free Income Fund and the JPMorgan Intermediate Tax Free Income Fund is 811-7841 and for the JPMorgan California Bond Fund is 811-7795

(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2003

PR-TFI-1203

JPMORGAN FUNDS



PROSPECTUS DECEMBER 29 2003



JPMORGAN TAX FREE FUNDS

SELECT CLASS SHARES


CALIFORNIA BOND FUND

INTERMEDIATE TAX FREE INCOME FUND

NEW JERSEY TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS


California Bond Fund                                                           1

Intermediate Tax Free Income Fund                                              7

New Jersey Tax Free Income Fund                                               13

New York Intermediate Tax Free Income Fund                                    19

Tax Free Income Fund                                                          25

The Funds' Management and Administration                                      31

How Your Account Works                                                        32

    Buying Fund Shares                                                        32

    Selling Fund Shares                                                       33

    Exchanging Fund Shares                                                    33

    Other Information Concerning the Funds                                    34

    Distributions and Taxes                                                   34

Investments                                                                   36

Risk and Reward Elements                                                      38

Financial Highlights                                                          42

How To Reach Us                                                       BACK COVER

JPMORGAN CALIFORNIA BOND FUND


RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 36-41.


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN FOR CALIFORNIA RESIDENTS CONSISTENT WITH MODERATE RISK OF CAPITAL.


THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).

At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's largest duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.


The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


To the extent the Fund does invest in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.


Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA.

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  REQUIRE STABILITY OF PRINCIPAL

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997                                     7.61%
1998                                     5.48%
1999                                    -0.78%
2000                                    10.14%
2001                                     4.43%
2002                                     7.76%


BEST QUARTER 3rd quarter, 2002           4.43%
---------------------------------------------
WORST QUARTER 2nd quarter, 1999         -2.02%
---------------------------------------------



The Fund's year-to-date total return as of 9/30/03 was 2.73%.

* The performance before Select Class Shares were launched on 4/21/97 is based on the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The Fund commenced operations on 12/23/96. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.


(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)



                                                                PAST 1 YEAR    PAST 5 YEARS    LIFE OF THE FUND
---------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                    7.76%           5.34%               5.75%
Return After Taxes on Distributions                                    7.65%           5.27%               5.68%
Return After Taxes on Distributions and Sale of Fund Shares            6.26%           5.06%               5.41%
---------------------------------------------------------------------------------------------------------------
LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)^
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   8.34%           5.84%               6.18%
---------------------------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX^
 (REFLECTS NO DEDUCTION FOR TAXES)                                     7.98%           5.18%               5.87%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 12/23/96. Performance for the benchmarks is from 12/31/96.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.29
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.84
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.19)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.65



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)                  66       249       447      1,020

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND


RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 36-41.


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS, WHICH ARE EXCLUDED FROM GROSS INCOME, AND TO PROTECT THE VALUE OF YOUR INVESTMENT BY INVESTING PRIMARILY IN MUNICIPAL OBLIGATIONS.


THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.


The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.


The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.


There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

-  WANT AN INCOME THAT IS EXEMPT FROM FEDERAL PERSONAL INCOME TAXES

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  REQUIRE STABILITY OF PRINCIPAL

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993                                    11.78%
1994                                    -3.96%
1995                                    14.39%
1996                                     3.76%
1997                                     8.21%
1998                                     6.56%
1999                                    -0.55%
2000                                     8.56%
2001                                     4.82%
2002                                     9.23%

BEST QUARTER 1st quarter, 1995           5.92%
---------------------------------------------
WORST QUARTER 1st quarter, 1994         -3.52%
---------------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 3.39%.


* The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor has been adjusted to reflect the Fund's expense level (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                   PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                       9.23%           5.66%            6.15%
Return After Taxes on Distributions                                       9.02%           5.52%             N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares               7.29%           5.38%             N/A(1)
---------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX(2)^
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      9.25%           5.98%              --
---------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
 (REFLECTS NO DEDUCTION FOR TAXES)                                        8.34%           5.15%            5.56%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

(2) Since the Index started 7/93, it lacks a complete ten years of history.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.19
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.08)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.66

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.66% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,


-  5% return each year, and

- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                   67       229       404        911

JPMORGAN NEW JERSEY TAX FREE INCOME FUND


RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 36-41.


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND ARE EXEMPT FROM THE NEW JERSEY GROSS INCOME TAX, THAT STATE'S PERSONAL INCOME TAX. IT ALSO SEEKS TO PROTECT THE VALUE OF YOUR INVESTMENT.


THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New Jersey personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund may invest in municipal obligations issued by the State of New Jersey, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.


The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW JERSEY

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  REQUIRE STABILITY OF PRINCIPAL

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New Jersey Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993                                     9.89%
1994                                    -2.38%
1995                                    11.72%
1996                                     3.16%
1997                                     7.66%
1998                                     6.20%
1999                                    -1.93%
2000                                    11.46%
2001                                     4.21%
2002                                     9.50%

BEST QUARTER 4th quarter, 2000           4.96%
---------------------------------------------
WORST QUARTER 1st quarter, 1994         -2.60%
---------------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 3.95%.


* The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                   PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                       9.50%           5.78%            5.83%
Return After Taxes on Distributions                                       9.02%           5.49%             N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares               7.44%           5.43%             N/A(1)
---------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX(2)^
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      9.25%           5.98%             N/A
---------------------------------------------------------------------------------------------------------------
LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS INDEX^
 (REFLECTS NO DEDUCTION FOR TAXES)                                        8.59%           4.96%            5.79%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

(2) Since the Index started 7/93, it lacks a complete ten years of history.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.35
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.90
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.15)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.75


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)                  77       272       484      1,094

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND


RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 36-41.



THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND ARE EXEMPT FROM NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES. IT ALSO SEEKS TO PROTECT THE VALUE OF YOUR INVESTMENT.


THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purpose and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.


The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.


Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  REQUIRE STABILITY OF PRINCIPAL

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New York Intermediate Municipal Debt Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993                                    11.28%
1994                                    -5.81%
1995                                    15.42%
1996                                     3.06%
1997                                     8.46%
1998                                     6.45%
1999                                    -1.41%
2000                                     9.93%
2001                                     4.15%
2002                                     8.73%

BEST QUARTER 1st quarter, 1995           5.82%
---------------------------------------------
WORST QUARTER 1st quarter, 1994         -4.27%
---------------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 3.45%.


* The performance prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                      PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                          8.73%           5.49%            5.85%
Return After Taxes on Distributions                                          8.72%           5.42%             N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares                  6.81%           5.25%             N/A(1)
------------------------------------------------------------------------------------------------------------------
LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX(2)^
 (REFLECTS NO DEDUCTION FOR TAXES)                                           8.99%           5.98%              --
------------------------------------------------------------------------------------------------------------------
LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE^
 (REFLECTS NO DEDUCTION FOR TAXES)                                           8.70%           5.22%            5.56%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

(2) Since the Index started 7/93, it lacks a complete ten years of history.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.20
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.03)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.72


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.72% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)                  74       237       414        928

JPMORGAN TAX FREE INCOME FUND


RISK/RETURN SUMMARY


FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 36-41.


THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE MONTHLY DIVIDENDS THAT ARE EXCLUDED FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES AND TO PROTECT THE VALUE OF YOUR INVESTMENT BY INVESTING PRIMARILY IN MUNICIPAL OBLIGATIONS.


THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.


The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.


There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

-  WANT AN INCOME THAT IS EXEMPT FROM FEDERAL AND PERSONAL INCOME TAXES

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  REQUIRE STABILITY OF PRINCIPAL

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a broad-based securities index, and the Lipper General Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993                                    11.32%
1994                                    -3.88%
1995                                    14.44%
1996                                     4.09%
1997                                     9.11%
1998                                     6.49%
1999                                    -3.26%
2000                                    11.68%
2001                                     3.79%
2002                                     9.69%

BEST QUARTER 1st quarter, 1995           5.72%
---------------------------------------------
WORST QUARTER 1st quarter, 1994         -3.29%
---------------------------------------------


The Fund's year-to-date total return as of 9/30/03 was 3.31%.


* The performance of the Fund's shares prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                    9.69%           5.55%            6.18%
Return After Taxes on Distributions                                    9.45%           5.47%             N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares            7.73%           5.37%             N/A(1)
------------------------------------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX^
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   9.60%           6.06%            6.71%
------------------------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX^
 (REFLECTS NO DEDUCTION FOR TAXES)                                     8.62%           4.96%            5.99%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.20
TOTAL ANNUAL OPERATING EXPENSES(2)                                          0.75


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  total annual operating expenses of 0.75%.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)                  77       240       417        930

THE FUNDS' MANAGEMENT AND ADMINISTRATION



The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund are series of J.P. Morgan Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are both governed by the same trustees. The trustees are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holding, Inc. which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                              %
CALIFORNIA BOND FUND                           0.30
---------------------------------------------------
INTERMEDIATE TAX FREE
 INCOME FUND                                   0.30
---------------------------------------------------
NEW JERSEY TAX FREE
 INCOME FUND                                   0.30
---------------------------------------------------
NEW YORK INTERMEDIATE TAX
 FREE INCOME BOND FUND                         0.30
---------------------------------------------------
TAX FREE INCOME FUND                           0.30
---------------------------------------------------


PORTFOLIO MANAGERS


The Funds are managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT


JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank. These payments are made at JPMorgan Chase Bank's own expense. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a particular class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsbility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your investment representative or the JPMorgan Fund Service Center accepts your order.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your investment representative or financial service firm which Funds you want to buy and he or she will contact us. Your investment representative or financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives or financial service firms charge a single fee that covers all services. Your investment representative or financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your investment representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMORGAN FUNDS SERVICE CENTER

P.O. BOX 219392
KANSAS CITY, MO 64121-9392


The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be cancelled. Any funds received in connection with late orders will be invested on the following business day.

GENERAL

Federal law requires a Fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificate for Select Class Shares.


MINIMUM INVESTMENTS


Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.


SELLING FUND SHARES


When you sell your shares, you will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order. In order for you to receive that day's NAV, JPMorgan Funds Service Center must receives your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You can sell shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRMS

Tell your investment representative or financial service firm which Fund you want to sell. He or she will send all necessary documents to the JPMorgan Fund Services Center. Your investment representative or financial service firm may charge you a fee for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER


Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES


You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

ABUSIVE TRADING

The California Bond Fund, Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, where there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are expected from this trading prohibition.


OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $1,000,000 for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligation. Similarly, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations, and for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other nontaxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

JPMORGAN TAX FREE FUNDS


INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and may be rated by S&P, Moody's or an other nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the Fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

                                /X/ Permitted
                                / / Not Permitted



                                                                                                        NEW YORK
                                                                     INTERMEDIATE     NEW JERSEY      INTERMEDIATE
                                                    CALIFORNIA        TAX FREE        TAX FREE         TAX FREE       TAX FREE
RELATED TYPES OF RISK                                  BOND            INCOME          INCOME           INCOME         INCOME
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment              /X/              /X/             /X/              /X/             /X/


credit, currency, liquidity, political                 /X/Domestic      /X/Domestic     /X/Domestic      /X/Domestic     /X/Domestic
                                                          only             only            only             only            only


credit, currency, interest rate,                       /X/              /X/             /X/              /X/             /X/
liquidity, market, political


credit, environmental, extension, interest             /X/              /X/             /X/              /X/             /X/
rate, liquidity, market, natural event,
political, prepayment, valuation


credit, interest rate, liquidity, market,              /X/              /X/             /X/              /X/             /X/
valuation


credit                                                 /X/              /X/             /X/              /X/             /X/


credit                                                 /X/(1)           /X/(1)          /X/(1)           /X/(1)          /X/(1)


credit, currency, interest rate, leverage,             /X/              /X/             /X/              /X/             /X/
market, political


credit, interest rate, leverage, liquidity,            /X/              /X/             /X/              /X/             /X/
market, valuation


credit, interest rate, market, natural                 /X/              /X/             /X/              /X/             /X/
event, political


interest rate                                          /X/              /X/             /X/              /X/             /X/


credit, currency, interest rate, liquidity,            /X/              /X/             /X/              /X/             /X/
market, political,



LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield and       - Bonds have generally outperformed        - Under normal circumstances each Fund
  total return will fluctuate in             money market investments over the long     plans to remain fully invested in
  response to bond market movements          term, with less risk than stocks           accordance with its policies and may
                                                                                        invest uninvested cash in affiliated
- The value of most bonds will fall when   - Most bonds will rise in value when         money market funds
  interest rates rise; the longer a          interest rates fall
  bond's maturity and the lower its                                                   - The Funds seek to limit risk and
  credit quality, the more its value       - Mortgage-backed and asset-backed           enhance total return or yields through
  typically falls                            securities and direct mortgages can        careful management, sector allocation,
                                             offer attractive returns                   individual securities selection, and
- Adverse market conditions may from                                                    duration management
  time to time cause a Fund to take
  temporary defensive positions that are                                              - During severe market down-turns, the
  inconsistent with its principal                                                       Funds have the option of investing up
  investment strategies and may hinder a                                                to 100% of assets in high quality
  Fund from achieving its investment                                                    short-term instruments
  objective
                                                                                      - The adviser monitors interest rate
- Asset-backed securities (securities                                                   trends, as well as geographic and
  representing an interest in, or                                                       demographic information related to
  secured by, a pool of mortgages or                                                    mortgage prepayments
  other assets such as receivables) and
  direct mortgages could generate
  capital losses or periods of low
  yields if they are paid off
  substantially earlier or later than
  anticipated

- Each Fund is non-diversified, which
  means that a relatively high
  percentage of the Fund's assets may be
  invested in a limited number of
  issuers. Therefore, its performance
  may be more vulnerable to changses in
  the market value of a single issuer or
  a group of issuers

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
CREDIT QUALITY

- The default of an issuer would leave a   - Investment-grade bonds have a lower      - Each Fund maintains its own policies
  Fund with unpaid interest or principal     risk of default                            for balancing credit quality against
                                                                                        potential yields and gains in light of
- Junk bonds (those rated BB, Ba or        - Junk bonds offer higher yields and         its investment goals
  lower) have a higher risk of default,      higher potential gains
  tend to be less liquid and may be more                                              - The adviser develops its own ratings
  difficult to value                                                                    of unrated securities and makes credit
                                                                                        quality determinations for unrated
WHEN-ISSUED AND DELAYED DELIVERY                                                        securities
SECURITIES

- When a Fund buys securities before       - A Fund can take advantage of             - Each Fund segregates liquid assets to
  issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its            - A Fund could outperform its benchmark    - The adviser focuses its active
  benchmark due to its sector,               due to these same choices                  management on those areas where it
  securities or duration choices                                                        believes its commitment to research
                                                                                        can most enhance returns and manage
                                                                                        risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with          - The Funds use derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps and forward
  contracts(1) that are used for hedging     eliminate losses at low cost               foreign currency contracts for hedging
  the portfolio or specific securities                                                  and for risk management (i.e., to
  may not fully offset the underlying      - A Fund could make money and protect        adjust duration or yield curve
  positions and this could result in         against losses if the management's         exposure, or to establish or adjust
  losses to the Funds that would not         analysis proves correct                    exposure to particular securities,
  have otherwise occurred                                                               markets, or currencies); risk
                                           - Derivatives that involve leverage          management may include management of a
- Derivatives used for risk management       could generate substantial gains at        Fund's exposure relative to its
  may not have the intended effects and      low cost                                   benchmark
  may result in losses or missed
  opportunities                                                                       - The Funds only establish hedges that
                                                                                        they expect will be highly correlated
- The counterparty to a derivatives                                                     with underlying positions
  contract could default
                                                                                      - The Intermediate Tax Free Income, New
- Certain types of derivatives involve                                                  Jersey Tax Free Income, New York
  costs to the Funds which can reduce                                                   Intermediate Tax Free Income and Tax
  returns                                                                               Free Funds may use derivatives to
                                                                                        increase income or gain
- Derivatives that involve leverage
  could magnify losses                                                                - While the Funds may use derivatives
                                                                                        that incidentally involve leverage,
- Derivatives used for non-hedging                                                      they do not use them for the specific
  purposes could cause losses that                                                      purpose of leveraging their portfolios
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING(2)

- When a Fund lends a security, there is   - A Fund may enhance income through the    - The adviser maintains a list of
  a risk that the loaned securities may      investment of the collateral received      approved borrowers
  not be returned if the borrower            from the borrower
  defaults                                                                            - The Funds receive collateral equal to
                                                                                        at least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned plus accrued
  risks of the securities in which it is                                                interest
  invested
                                                                                      - The lending agents indemnify a Fund
                                                                                        against borrower default

                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

ILLIQUID HOLDINGS

- A Fund could have difficulty valuing     - These holdings may offer more            - No Fund may invest more than 15% of
  these holdings precisely                   attractive yields or potential growth      net assets in illiquid holdings
                                             than comparable widely traded
- A Fund could be unable to sell these       securities                               - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                 redemptions, each Fund may hold
                                                                                        investment-grade short-term securities
                                                                                        (including repurchase agreements and
                                                                                        reverse repurchase agreements) and,
                                                                                        for temporary or extraordinary
                                                                                        purposes, may borrow from banks up to
                                                                                        33 1/3% of the value of its total
                                                                                        assets or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise a Fund's   - A Fund could realize gains in a short    - A Fund may use short-term trading to
  transaction costs                          period of time                             take advantage of attractive or
                                                                                        unexpected opportunities or to meet
- Increased short-term capital gains       - A Fund could protect against losses if     demands generated by shareholder
  distributions would raise                  a bond is overvalued and its value         activity
  shareholders' income tax liability         later falls


(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


SELECT CLASS SHARES



                                                       PER SHARE OPERATING PERFORMANCE:
                                    --------------------------------------------------------------
                                                        INCOME FROM INVESTMENT OPERATIONS:
                                                   -------------------------------------------
                                                                      NET GAINS
                                                                   OR LOSSES ON
                                        NET ASSET            NET     SECURITIES
                                           VALUE,     INVESTMENT          (BOTH      TOTAL FROM
                                        BEGINNING         INCOME    REALIZED AND     INVESTMENT
                                        OF PERIOD         (LOSS)     UNREALIZED)     OPERATIONS
CALIFORNIA BOND FUND
Year Ended 8/31/03                   $      11.07           0.39          (0.23)           0.16
Year Ended 8/31/02                   $      10.91           0.40           0.16            0.56
5/1/01 Through 8/31/01^              $      10.53           0.14           0.41            0.55
Year Ended 4/30/01                   $      10.20           0.45           0.33            0.78
Year Ended 4/30/00                   $      10.57           0.41          (0.36)           0.05
Year Ended 4/30/99                   $      10.35           0.40           0.26            0.66

INTERMEDIATE TAX FREE INCOME FUND*
Year Ended 8/31/03                   $      11.15           0.42          (0.15)           0.27
Year Ended 8/31/02                   $      10.98           0.43           0.21            0.64
Year Ended 8/31/01                   $      10.46           0.44           0.52            0.96
Year Ended 8/31/00                   $      10.42           0.46           0.10            0.56
Year Ended 8/31/99                   $      10.93           0.52          (0.39)           0.13

NEW JERSEY TAX FREE INCOME FUND*
Year Ended 8/31/03                   $      10.34           0.34          (0.08)           0.26
Year Ended 8/31/02                   $      10.33           0.37           0.20            0.57
Year Ended 8/31/01                   $       9.73           0.42           0.60            1.02
Year Ended 8/31/00                   $       9.61           0.44           0.12            0.56
Year Ended 8/31/99                   $      10.24           0.49          (0.45)           0.04

                                             PER SHARE OPERATING PERFORMANCE:
                                     -----------------------------------------------
                                                   LESS DISTRIBUTIONS:
                                       -----------------------------------------
                                          DIVIDENDS
                                           FROM NET  DISTRIBUTIONS
                                         INVESTMENT   FROM CAPITAL          TOTAL
                                             INCOME         GAINS   DISTRIBUTIONS
CALIFORNIA BOND FUND
Year Ended 8/31/03                             0.39           0.04           0.43
Year Ended 8/31/02                             0.40             --           0.40
5/1/01 Through 8/31/01^                        0.14           0.03           0.17
Year Ended 4/30/01                             0.45             --           0.45
Year Ended 4/30/00                             0.41           0.01           0.42
Year Ended 4/30/99                             0.40           0.04           0.44

INTERMEDIATE TAX FREE INCOME FUND*
Year Ended 8/31/03                             0.42           0.07           0.49
Year Ended 8/31/02                             0.43           0.04           0.47
Year Ended 8/31/01                             0.44             --           0.44
Year Ended 8/31/00                             0.46           0.06           0.52
Year Ended 8/31/99                             0.52           0.12           0.64

NEW JERSEY TAX FREE INCOME FUND*
Year Ended 8/31/03                             0.34           0.17           0.51
Year Ended 8/31/02                             0.37           0.19           0.56
Year Ended 8/31/01                             0.42             --           0.42
Year Ended 8/31/00                             0.44             --           0.44
Year Ended 8/31/99                             0.49           0.18           0.67



  * Formerly Institutional Class Shares since 9/10/01.

  ^ The Fund changed its fiscal year end from April 30 to August 31.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                     PER SHARE OPERATING PERFORMANCE:
                                     --------------------------------
                                          NET ASSET
                                         VALUE, END         TOTAL
                                          OF PERIOD     RETURN (a)
CALIFORNIA BOND FUND
Year Ended 8/31/03                     $      10.80           1.45%
Year Ended 8/31/02                     $      11.07           5.31%
5/1/01 Through 8/31/01^                $      10.91           5.31%
Year Ended 4/30/01                     $      10.53           7.77%
Year Ended 4/30/00                     $      10.20           0.60%
Year Ended 4/30/99                     $      10.57           6.43%

INTERMEDIATE TAX FREE INCOME FUND*
Year Ended 8/31/03                     $      10.93           2.44%
Year Ended 8/31/02                     $      11.15           5.99%
Year Ended 8/31/01                     $      10.98           9.35%
Year Ended 8/31/00                     $      10.46           5.54%
Year Ended 8/31/99                     $      10.42           1.15%

NEW JERSEY TAX FREE INCOME FUND*
Year Ended 8/31/03                     $      10.09           2.58%
Year Ended 8/31/02                     $      10.34           5.82%
Year Ended 8/31/01                     $      10.33          10.69%
Year Ended 8/31/00                     $       9.73           6.08%
Year Ended 8/31/99                     $       9.61           0.37%

                                                RATIOS/SUPPLEMENTAL DATA:
                                     ------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: #
                                                    ---------------------------------
                                       NET ASSETS,                            NET
                                            END OF                     INVESTMENT
                                            PERIOD            NET          INCOME
                                     (IN MILLIONS)       EXPENSES          (LOSS)
CALIFORNIA BOND FUND
Year Ended 8/31/03                    $         36           0.65%           3.51%
Year Ended 8/31/02                    $         46           0.65%           3.63%
5/1/01 Through 8/31/01^               $         31           0.65%           3.84%
Year Ended 4/30/01                    $         33           0.65%           4.25%
Year Ended 4/30/00                    $         14           0.65%           3.99%
Year Ended 4/30/99                    $         17           0.65%           3.76%

INTERMEDIATE TAX FREE INCOME FUND*
Year Ended 8/31/03                    $      1,159           0.66%           3.73%
Year Ended 8/31/02                    $      1,155           0.66%           3.88%
Year Ended 8/31/01                    $        728           0.74%           4.10%
Year Ended 8/31/00                    $        694           0.57%           4.49%
Year Ended 8/31/99                    $        729           0.03%           4.81%

NEW JERSEY TAX FREE INCOME FUND*
Year Ended 8/31/03                    $         72           0.75%           3.35%
Year Ended 8/31/02                    $         83           0.75%           3.64%
Year Ended 8/31/01                    $         82           0.75%           4.18%
Year Ended 8/31/00                    $         73           0.59%           4.67%
Year Ended 8/31/99                    $         68           0.04%           4.94%


                                                        RATIOS/SUPPLEMENTAL DATA:
                                     -------------------------------------------------------------
                                             RATIOS TO AVERAGE NET ASSETS: #
                                     ---------------------------------------------
                                                                    NET INVESTMENT
                                                  EXPENSES                  INCOME
                                          WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                            REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                                      AND EARNINGS CREDITS    AND EARNINGS CREDITS        RATE (a)
CALIFORNIA BOND FUND
Year Ended 8/31/03                                    0.84%                   3.32%             49%
Year Ended 8/31/02                                    0.88%                   3.40%             65%
5/1/01 Through 8/31/01^                               0.78%                   3.71%             29%
Year Ended 4/30/01                                    0.78%                   4.12%             55%
Year Ended 4/30/00                                    0.85%                   3.79%             87%
Year Ended 4/30/99                                    0.87%                   3.54%             40%

INTERMEDIATE TAX FREE INCOME FUND*
Year Ended 8/31/03                                    0.74%                   3.65%             56%
Year Ended 8/31/02                                    0.74%                   3.80%             71%
Year Ended 8/31/01                                    0.75%                   4.09%             43%
Year Ended 8/31/00                                    0.66%                   4.40%             60%
Year Ended 8/31/99                                    0.50%                   4.34%             62%

NEW JERSEY TAX FREE INCOME FUND*
Year Ended 8/31/03                                    0.90%                   3.20%             59%
Year Ended 8/31/02                                    0.89%                   3.50%             75%
Year Ended 8/31/01                                    0.93%                   4.00%             48%
Year Ended 8/31/00                                    0.82%                   4.44%             48%
Year Ended 8/31/99                                    0.63%                   4.35%             24%

SELECT CLASS SHARES



                                                            PER SHARE OPERATING PERFORMANCE:
                           ------------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                        --------------------------------------   ------------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                            NET ASSET          NET     SECURITIES                 DIVIDENDS
                               VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                            BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                            OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
NEW YORK INTERMEDIATE TAX
FREE INCOME FUND*
Year Ended 8/31/03          $    7.46         0.26@         (0.09)        0.17         0.26              --!           0.26
Year Ended 8/31/02          $    7.38         0.26@          0.09         0.35         0.26            0.01            0.27
Year Ended 8/31/01          $    7.01         0.29           0.37         0.66         0.29              --            0.29
Year Ended 8/31/00          $    6.91         0.31           0.10         0.41         0.31              --            0.31
Year Ended 8/31/99          $    7.29         0.35          (0.31)        0.04         0.35            0.07            0.42

TAX FREE INCOME FUND*
Year Ended 8/31/03          $    6.65         0.26@         (0.12)        0.14         0.26            0.05            0.31
Year Ended 8/31/02          $    6.57         0.28@          0.08         0.36         0.28              --            0.28
Year Ended 8/31/01          $    6.25         0.29           0.32         0.61         0.29              --            0.29
Year Ended 8/31/00          $    6.19         0.30           0.06         0.36         0.30              --            0.30
Year Ended 8/31/99          $    6.60         0.34          (0.37)       (0.03)        0.34            0.04            0.38



  *  Formerly Institutional Class Shares since 9/10/01.

  @  Calculated based upon average shares outstanding.
  !  Rounds to less than .005

                            PER SHARE OPERATING PERFORMANCE:
                            --------------------------------
                                 NET ASSET
                                VALUE, END             TOTAL
                                 OF PERIOD            RETURN
NEW YORK INTERMEDIATE TAX
FREE INCOME FUND*
Year Ended 8/31/03          $         7.37              2.32%
Year Ended 8/31/02          $         7.46              4.99%
Year Ended 8/31/01          $         7.38              9.68%
Year Ended 8/31/00          $         7.01              6.13%
Year Ended 8/31/99          $         6.91              0.38%

TAX FREE INCOME FUND*
Year Ended 8/31/03          $         6.48              2.14%
Year Ended 8/31/02          $         6.65              5.61%
Year Ended 8/31/01          $         6.57             10.00%
Year Ended 8/31/00          $         6.25              6.11%
Year Ended 8/31/99          $         6.19             (0.63%)


                                                               RATIOS/SUPPLEMENTAL DATA:
                            -----------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS:
                                            -------------------------------------------------------------------
                                                                                                 NET INVESTMENT
                              NET ASSETS,                     NET               EXPENSES                 INCOME
                                   END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                   PERIOD        NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                            (IN MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE
NEW YORK INTERMEDIATE TAX
FREE INCOME FUND*
Year Ended 8/31/03          $         410       0.72%        3.48%                  0.75%                  3.45%         38%
Year Ended 8/31/02          $         474       0.72%        3.63%                  0.76%                  3.59%         75%
Year Ended 8/31/01          $         302       0.75%        4.10%                  0.79%                  4.06%         33%
Year Ended 8/31/00          $         277       0.58%        4.48%                  0.70%                  4.36%         46%
Year Ended 8/31/99          $         295       0.04%        4.85%                  0.53%                  4.36%         39%

TAX FREE INCOME FUND*
Year Ended 8/31/03          $         663       0.75%        3.95%                  0.75%                  3.95%         36%
Year Ended 8/31/02          $         796       0.75%        4.23%                  0.75%                  4.23%         94%
Year Ended 8/31/01          $         798       0.74%        4.56%                  0.76%                  4.54%         57%
Year Ended 8/31/00          $         753       0.57%        4.98%                  0.66%                  4.89%         35%
Year Ended 8/31/99          $         744       0.03%        5.25%                  0.50%                  4.78%         39%

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PRIVACY POLICY


Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.


              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:


JPMORGAN FUND SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL:publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-7841 for all Funds except JPMorgan California Bond Fund, whose File No. is 811-7795



(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2003

PR-TFS-1203

PROSPECTUS DECEMBER 29, 2003



JPMORGAN TAX FREE FUNDS
CLASS C SHARES


TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Tax Free Income Fund                                  1

The Fund's Management and Administration              7

How Your Account Works                                8

  Buying Fund Shares                                  8

  Selling Fund Shares                                10

  Exchanging Fund Shares                             11

  Other Information Concerning The Fund              11

  Distributions and Taxes                            12

Shareholder Services                                 14

Investments                                          16

Risk and Reward Elements                             18

How To Reach Us                              Back cover

     JPMorgan TAX FREE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 16-19.


THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY


As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.


The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Ratings. It may also invest in unrated securities of comparable quality.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.


Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     -  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.


The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.


There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.


INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.


The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.


Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation) (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL AND PERSONAL INCOME TAXES THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -  REQUIRE STABILITY OF PRINCIPAL
     -  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a broad-based securities index, and the Lipper General Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect the contingent deferred sales load, which is assessed on Class C Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class C Shares reflect the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993      11.32%
1994      -3.88%
1995      14.44%
1996       4.09%
1997       9.11%
1998       6.49%
1999      -3.26%
2000      11.68%
2001       3.22%
2002       8.50%

BEST QUARTER 1st quarter, 1995        5.72%

WORST QUARTER 1st quarter, 1994      -3.29%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/03 WAS 2.64%.

* THE PERFORMANCE SHOWN IS BASED ON THE CLASS B SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT OFFERED IN THIS PROSPECTUS. THE PERFORMANCE OF THE FUND PRIOR TO 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S PREDECESSOR, WHICH WAS A COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.


(1) THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*



                                                     PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                7.50%          5.20%           6.01%

CLASS C SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                     7.27%          5.12%            N/A(1)

CLASS C SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                5.95%          5.01%            N/A(1)

LEHMAN MUNICIPAL BOND
INDEX^ (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                   9.60%          6.06%            6.7(1)%

LIPPER GENERAL MUNICIPAL DEBT FUNDS
INDEX^ (REFLECTS NO DEDUCTION FOR TAXES)             8.62%          4.96%           5.99%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
^   INVESTORS CAN NOT INVEST DIRECTLY IN AN INDEX.


ESTIMATED INVESTOR EXPENSES FOR CLASS C SHARES


The sales charge and estimated expenses of the Class C Shares before and after reimbursement are shown below. The tables below do reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                           CLASS C
--------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
% OF LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS               1.00%



* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE. YOU MAY BE ABLE TO REDUCE OR ELIMINATE YOUR INITIAL SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS C ASSETS)


MANAGEMENT FEES                                                  0.30
DISTRIBUTION (RULE 12b-1) FEES                                   0.75
SHAREHOLDER SERVICE FEES                                         0.25
OTHER EXPENSES(1)                                                0.34
---------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                  1.64
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          --
---------------------------------------------------------------------
NET EXPENSES(2)                                                  1.64
---------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.64% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/04. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class C Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
CLASS C SHARES*($)          267      517       892       1,944


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
CLASS C SHARES($)           167      517       892       1,944


*   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

     THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Select Trust which is a Massachusetts business trust. The trust is governed by the trustees who are responsible for overseeing all business activities.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser for the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holding, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co.

During the most recent fiscal year ended 8/31/03, the adviser was paid management fees (net of waivers) of 0.30% of average daily net assets.


PORTFOLIO MANAGERS


The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class C Shares of the Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

ABOUT SALES CHARGES


The Fund may issue multiple classes of shares. This prospectus offers Class C Shares of the Fund. You may pay a sales charge with respect to Class C Shares in the Fund. If you choose to invest in Class C Shares, you will be required to pay a deferred sales charge when you sell your shares if you hold the shares for less than one year. There are also ongoing charges that all investors pay as long as they own their shares. In addition to these sales charges, certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank or an affiliate. These payments are made at their own expense.

There are a number of plans and special discounts which can decrease or eliminate there charges. See below and the Statement of Additional Information
(SAI) to find out more about these plans and special discounts.

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.


GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of 0.75% of the average daily net assets attributed to Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your investment representative you want to buy shares of the Fund and he or she will contact us. Your investment representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the New York Stock Exchange (NYSE) in order for us to process your order at that day's price. Your investment representative may impose different minimum investments and earlier deadlines to buy and sell shares.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.


THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholders Services for details.

GENERAL


The price of the shares is based on the net asset value (NAV) per share of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. The Fund calculates its NAV once each day at the close of regular trading on the NYSE. The Fund generally values its assets at their market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS


TYPE OF                                    INITIAL      ADDITIONAL
ACCOUNT                                    INVESTMENT   INVESTMENTS
-------------------------------------------------------------------
REGULAR ACCOUNT                            $ 2,500      $ 100

SYSTEMATIC INVESTMENT PLAN(1)              $ 1,000      $ 100

IRAS                                       $ 1,000      $ 100

SEP-IRAS                                   $ 1,000      $ 100

COVERDELL EDUCATION SAVINGS ACCOUNTS       $   500      $ 100


(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.


Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.


The Fund will not issue certificates for Class C Shares.

SELLING FUND SHARES

You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your investment representative you want to sell shares of the Fund. Your investment representative must accept your order by the close of regular trading on the NYSE. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:


JPMORGAN FUNDS SERVICE CENTER

PO BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL


You can sell your shares on any day that the JPMorgan Funds Service
Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order, less any applicable deferred sales charges.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center or your investment representative accepts your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

-   you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares.

Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES


You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.


You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your investment representative which Fund's shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN


You can automatically exchange shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.


GENERAL


If you exchange Class C Shares of the Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet the minimum investment requirements.

ABUSIVE TRADING

The Tax Free Income Fund is not intended to be an investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.


OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses arising from any sales request if the Fund takes reasonable precautions. The Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:


JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392


DISTRIBUTIONS AND TAXES


The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares dividends daily and distributes any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:


-   reinvest all distributions in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of

15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

     SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN


If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN


You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.


FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE


If you sell Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge but you must buy the Class A Shares within 90 days of selling the Class C Shares.

                       This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


---------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments
from specific assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or another nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES
Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

/X/ Permitted


/ / Not Permitted


                                                              TAX FREE
            RELATED TYPES OF RISK                              INCOME
-------------------------------------------------------------------------
credit, interest rate, market, prepayment                   /X/



credit, currency, liquidity, political                      /X/ Domestic
                                                                only


credit, currency, interest rate, liquidity,                 /X/
market, political


currency, extension, interest rate, leverage,               /X/
liquidity, market political, prepayment


credit, interest rate, liquidity, market,                   /X/
valuation


credit                                                      /X/


credit                                                      /X/(1)


credit, currency, interest rate, leverage,                  /X/
market, political


credit, interest rate, leverage, liquidity,                 /X/
market, valuation


credit, interest rate, market, natural                      /X/(1)
event, political


interest rate                                               /X/


credit, currency, interest rate, liquidity,                 /X/
market, political, valuation


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements are limited) in the aggregate and may not exceed 33 1/3% of the fund's total assets.

RISK AND REWARD ELEMENTS FOR FIXED INCOME FUNDS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                                 POTENTIAL REWARDS                              POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- The Fund's share price, yield and total       - Bonds have generally outperformed money      - Under normal circumstances the
  return will fluctuate in response to bond       market investments over the long term,         Fund plans to remain fully
  market movements                                with less risk than stocks                     invested in accordance with its
- The value of most bonds will fall when        - Most bonds will rise in value when             policies and may invest
  interest rates rise; the longer a bond's        interest rates fall                            uninvested cash in affiliated
  maturity and the lower its credit quality,    - Asset-backed securities and direct             money market funds
  the more its value typically falls              mortgages can offer attractive returns       - The Fund seeks to limit risk and
- Adverse market conditions may from time to                                                     enhance total return or yields
  time cause the Fund to take temporary                                                          through careful management,
  defensive positions that are inconsistent                                                      sector allocation, individual
  with its principal investment strategies and                                                   securities selection and
  may hinder the Fund from achieving its                                                         duration management
  investment objective                                                                         - During severe market downturns,
- Asset-backed securities (securities                                                            the Fund has the option of
  representing an interest in, or secured by,                                                    investing up to 100% of assets
  a pool of mortgages or other assets such as                                                    in high quality short-term
  receivables) and direct mortgages could                                                        instruments
  generate capital losses or periods of low                                                    - The adviser monitors interest
  yields if they are paid off substantially                                                      rate trends, as well as
  earlier or later than anticipated                                                              geographic and demographic
- The Fund is non-diversified, which means                                                       information related to mortgage
  that a relatively high percentage of the                                                       prepayments
  Fund's assets may be invested in a limited
  number of issuers. Therefore, its
  performance may be more vulnerable to
  changes in the market value of a single
  issuer or a group of issuers

CREDIT QUALITY
- The default of an issuer would leave the      - Investment-grade bonds have a lower risk     - The Fund maintains its own
  Fund with unpaid interest or principal          of default                                     policies for balancing credit
- Junk bonds (those rated BB, Ba or lower)      - Junk bonds offer higher yields and higher      quality against potential yields
  have a higher risk of default, tend to be       potential gains                                and gains in light of its
  less liquid and may be more difficult to                                                       investment goals
  value                                                                                        - The adviser develops its own
                                                                                                 ratings of unrated securities
                                                                                                 and makes a credit quality
                                                                                                 determination for unrated
                                                                                                 securities

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When the Fund buys securities before issue    - The Fund can take advantage of attractive    - The Fund segregates liquid
  or for delayed delivery, it could be exposed    transaction opportunities                      assets to offset leverage risk
  to leverage risk if it does not segregate
  liquid assets

MANAGEMENT CHOICES
- The Fund could underperform its benchmark     - The Fund could outperform its benchmark      - The adviser focuses its active
  due to its sector, securities or duration       due to these same choices                      management on those areas where
  choices                                                                                        it believes its commitment to
                                                                                                 research can most enhance
                                                                                                 returns and manage risks in a
                                                                                                 consistent way

POTENTIAL RISKS                                 POTENTIAL REWARDS                              POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options, swaps   - Hedges that correlate well with              - The Fund uses derivatives, such
  and forward foreign currency contracts(1)       underlying positions can reduce or             as futures, options, swaps and
  that are used for hedging the portfolio or      eliminate losses at low cost                   forward foreign currency
  specific securities may not fully offset the  - The Fund could make money and protect          contracts for hedging and for
  underlying positions and this could result      against losses if the adviser's analysis       risk management (i.e., to adjust
  in losses to the Fund that would not have       proves correct                                 duration or yield curve
  otherwise occurred                            - Derivatives that involve leverage could        exposure, or to establish or
- Derivatives used for risk management may not    generate substantial gains at low cost         adjust exposure to particular
  have the intended effects and may result in                                                    securities, markets, or
  losses or missed opportunities                                                                 currencies); risk management may
- The counterparty to a derivatives contract                                                     include management of the Fund's
  could default                                                                                  exposure relative to its
- Certain types of derivatives involve costs                                                     benchmark
  to the Fund which can reduce returns                                                         - The Fund only establishes hedges
- Derivatives that involve leverage could                                                        that it expects will be highly
  magnify losses                                                                                 correlated with underlying
- Derivatives used for non-hedging purposes                                                      positions
  could cause losses that exceed the original                                                  - The Fund may use derivatives to
  investment.                                                                                    increase income or gain
- Derivatives may, for tax purposes, affect                                                    - While the Fund may use
  the character of gain and loss realized by                                                     derivatives that incidentally
  the Fund, accelerate recognition of income                                                     involve leverage, it does not
  to the Fund, affect the holding period of                                                      use them for the specific
  the Fund's assets and defer recognition of                                                     purpose of leveraging its
  certain of the Fund's losses.                                                                  portfolios

SECURITIES LENDING(2)
- When the Fund lends a security, there is a    - The Fund may enhance income through the      - The adviser maintains a list of
  risk that the loaned securities may not be      investment of the collateral received          approved borrowers
  returned if the borrower defaults               from the borrower                            - The Fund receives collateral
- The collateral will be subject to the risks                                                    equal to at least 100% of the
  of the securities in which it is invested                                                      current value of securities
                                                                                                 loaned plus accrued interest
                                                                                               - The lending agents indemnify the
                                                                                                 Fund against borrower default
                                                                                               - The adviser's collateral
                                                                                                 investment guidelines limit the
                                                                                                 quality and duration of
                                                                                                 collateral investment to
                                                                                                 minimize losses
                                                                                               - Upon recall, the borrower must
                                                                                                 return the securities loaned
                                                                                                 within the normal settlement
                                                                                                 period

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing these  - These holdings may offer more attractive     - The Fund may not invest more
  holdings precisely                              yields or potential growth than                than 15% of net assets in
- The Fund could be unable to sell these          comparable widely traded securities            illiquid holdings
  holdings at the time or price desired                                                        - To maintain adequate liquidity
                                                                                                 to meet redemptions, the Fund
                                                                                                 may hold investment-grade
                                                                                                 short-term securities (including
                                                                                                 repurchase agreements and
                                                                                                 reverse repurchase agreements)
                                                                                                 and, for temporary or
                                                                                                 extraordinary purposes, may
                                                                                                 borrow from banks up to 33 1/3%
                                                                                                 of the value of its total assets
                                                                                                 or draw on a line of credit

SHORT-TERM TRADING
- Increased trading would raise a Fund's        - The Fund could realize gains in a short      - The Fund may use short-term
  transaction costs                               period of time                                 trading to take advantage of
- Increased short-term capital gains            - The Fund could protect against losses if       attractive or unexpected
  distributions would raise shareholders'         a bond is overvalued and its value later       opportunities or to meet demands
  income tax liability                            falls                                          generated by shareholder
                                                                                                 activity


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

(2) Although the Fund is authorized to engage in securities, it does not currently do so.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

     HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUND'S SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

             The Fund's Investment Company Act File No. is 811-7841


       (C) 2002 J.P. Morgan Chase & Co. All Rights Reserved. December 2003

                                                                    PR-TFIC-1203

JPMORGAN FUNDS


PROSPECTUS DECEMBER 29 2003


JPMORGAN TAX FREE FUNDS


J.P. MORGAN SELECT CLASS SHARES

DISTRIBUTED THROUGH J.P. MORGAN FUND DISTRIBUTORS, INC.

INTERMEDIATE TAX FREE INCOME FUND

TAX FREE INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS


Intermediate Tax Free Income Fund                                        1

Tax Free Income Fund                                                     7

The Funds' Management and Administration                                13

How Your Account Works                                                  14

    Buying Fund Shares                                                  14

    Selling Fund Shares                                                 15

    Other Information Concerning the Funds                              15

    Distributions and Taxes                                             16

Investments                                                             18

Risk and Reward Elements                                                20

Financial Highlights                                                    24

How To Reach Us                                                 BACK COVER

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 18-23.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-   WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-   WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

-   WANT AN INCOME THAT IS EXEMPT FROM FEDERAL PERSONAL INCOME TAXES

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-   ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-   REQUIRE STABILITY OF PRINCIPAL

-   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993               11.78%
1994               -3.96%
1995               14.39%
1996                3.76%
1997                8.21%
1998                6.56%
1999               -0.55%
2000                8.56%
2001                4.82%
2002                9.23%

BEST QUARTER 1st quarter, 1995     5.92%
----------------------------------------
WORST QUARTER 1st quarter, 1994   -3.52%

The fund's year-to-date total return as of 9/30/03 was 3.39%.

* The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor has been adjusted to reflect the Fund's expense level (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*

                                                                   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                       9.23%          5.66%           6.15%
Return After Taxes on Distributions                                       9.02%          5.52%            N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares               7.29%          5.38%            N/A(1)
-------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX(2)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       9.25%          5.98%             --
-------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         8.34%          5.15%           5.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

(2) Since the Index started 7/93, it lacks a complete ten years of history.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.19
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.08)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.66

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.66% of its average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             67       229       404        911

JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 18-23.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-   WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-   WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

-   WANT AN INCOME THAT IS EXEMPT FROM FEDERAL AND PERSONAL INCOME TAXES

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-   ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-   REQUIRE STABILITY OF PRINCIPAL

-   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a broad-based securities index, and the Lipper General Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993               11.32%
1994               -3.88%
1995               14.44%
1996                4.09%
1997                9.11%
1998                6.49%
1999               -3.26%
2000               11.68%
2001                3.79%
2002                9.69%

BEST QUARTER 1st quarter, 1995     5.72%
----------------------------------------
WORST QUARTER 1st quarter, 1994   -3.29%

The fund's year-to-date total return as of 9/30/03 was 3.31%.

* The performance of the Fund's shares prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*

                                                              PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                  9.69%          5.55%           6.18%
Return After Taxes on Distributions                                  9.45%          5.47%            N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares          7.73%          5.37%            N/A(1)
--------------------------------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  9.60%          6.06%           6.71%
--------------------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    8.62%          4.96%           5.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.20
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                          0.75

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets through 12/31/04. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   total annual operating expenses of 0.75%.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 77       240       417        930

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Intermediate Tax Free Income Fund and Tax Free Income Fund are series of J.P. Morgan Mutual Fund Select Trust which is a Massachusetts business trust. The trust is governed by the trustees who are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holding, Inc. which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                                                     %
---------------------------------------------------------------------------
INTERMEDIATE TAX FREE
  INCOME FUND                                                          0.30
---------------------------------------------------------------------------
TAX FREE INCOME FUND                                                   0.30


PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. Certain dealers and shareholder servicing agents may receive payments from JPMorgan Chase Bank. These payments are made at JPMorgan Chase Bank's own expense. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a particular class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsbility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your investment representative or the JPMorgan Fund Service Center accepts your order.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM


Tell your investment representative or financial service firm which Funds you want to buy and he or she will contact us. Your investment representative or financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives or financial service firms charge a single fee that covers all services. Your investment representative or financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your investment representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.


Normally, if your investment representative or financial service firm accepts orders by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be cancelled. Any funds received in connection with late orders will be invested on the following business day.


GENERAL
Federal law requires a Fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.


MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

SELLING FUND SHARES

When you sell your shares, you will receive the next NAV calculated after your investment representative accepts your order. In order for you to receive that day's NAV, JPMorgan Funds Service Center must receives the request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased by check or for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRMS

Tell your investment representative or financial service firm which Fund you want to sell. He or she will send all necessary documents to the JPMorgan Fund Services Center. Your investment representative or financial service firm may charge you a fee for this service.


REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ABUSIVE TRADING

The Intermediate Tax Free Income Fund and Tax Free Income Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, where there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are expected from this trading prohibition.



OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $1,000,000 for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

-   reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligation. Similarly, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations, and for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other nontaxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN TAX FREE FUNDS

INVESTMENTS


This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



-----------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and may be rated by S&P, Moody's or an other nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.


PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the Fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

                                                               /X/ Permitted
                                                               / / Not Permitted


                                               INTERMEDIATE
                                                 TAX FREE         TAX FREE
RELATED TYPES OF RISK                            INCOME           INCOME
------------------------------------------------------------------------------
credit, interest rate, market, prepayment         /X/              /X/


credit, currency, liquidity, political            /X/Domestic      /X/Domestic
                                                     only             only

credit, currency, interest rate, liquidity,       /X/              /X/
market, political


credit, environmental, extension, interest        /X/              /X/
rate, liquidity, market, natural event,
political, prepayment, valuation


credit, interest rate, liquidity, market,         /X/              /X/
valuation


credit                                            /X/              /X/


credit                                            /X/(1)           /X/(1)


credit, currency, interest rate, leverage,        /X/              /X/
market, political


credit, interest rate, leverage, liquidity,       /X/              /X/
market, valuation


credit, interest rate, market, natural event,     /X/              /X/
political


interest rate                                     /X/              /X/


credit, currency, interest rate, liquidity,       /X/              /X/
market, political,


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield and       - Bonds have generally outperformed        - Under normal circumstances each Fund
  total return will fluctuate in             money market investments over the long     plans to remain fully invested in
  response to bond market movements          term, with less risk than stocks           accordance with its policies and may
                                                                                        invest uninvested cash in affiliated
- The value of most bonds will fall when   - Most bonds will rise in value when         money market funds
  interest rates rise; the longer a          interest rates fall
  bond's maturity and the lower its                                                   - The Funds seek to limit risk and
  credit quality, the more its value       - Mortgage-backed and asset-backed           enhance total return or yields through
  typically falls                            securities and direct mortgages can        careful management, sector allocation,
                                             offer attractive returns                   individual securities selection, and
- Adverse market conditions may from                                                    duration management
  time to time cause a Fund to take
  temporary defensive positions that are                                              - During severe market downturns, the
  inconsistent with its principal                                                       Funds have the option of investing up
  investment strategies and may hinder a                                                to 100% of assets in high quality
  Fund from achieving its investment                                                    short-term instruments
  objective
                                                                                      - The adviser monitors interest rate
- Asset-backed securities (securities                                                   trends, as well as geographic and
  representing an interest in, or                                                       demographic information related to
  secured by, a pool of mortgages or                                                    mortgage prepayments
  other assets such as receivables) and
  direct mortgages could generate
  capital losses or periods of low
  yields if they are paid off
  substantially earlier or later than
  anticipated

- Each Fund is non-diversified, which
  means that a relatively high
  percentage of the Fund's assets may be
  invested in a limited number of
  issuers. Therefore, its performance
  may be more vulnerable to changes in
  the market value of a single issuer or
  a group of issuers

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
CREDIT QUALITY

- The default of an issuer would leave a   - Investment-grade bonds have a lower      - Each Fund maintains its own policies
  Fund with unpaid interest or principal     risk of default                            for balancing credit quality against
                                                                                        potential yields and gains in light of
- Junk bonds (those rated BB, Ba or        - Junk bonds offer higher yields and         its investment goals
  lower) have a higher risk of default,      higher potential gains
  tend to be less liquid and may be more                                              - The adviser develops its own ratings
  difficult to value                                                                    of unrated securities and makes credit
                                                                                        quality determinations for unrated
                                                                                        securities

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before       - A Fund can take advantage of             - Each Fund segregates liquid assets to
  issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its            - A Fund could outperform its benchmark    - The adviser focuses its active
  benchmark due to its sector,               due to these same choices                  management on those areas where it
  securities or duration choices                                                        believes its commitment to research
                                                                                        can most enhance returns and manage
                                                                                        risks in a consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with          - The Funds use derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or         futures, options, swaps and forward
  contracts(1) that are used for hedging     eliminate losses at low cost               foreign currency contracts for hedging
  the portfolio or specific securities                                                  and for risk management (i.e., to
  may not fully offset the underlying      - A Fund could make money and protect        adjust duration or yield curve
  positions and this could result in         against losses if the management's         exposure, or to establish or adjust
  losses to the Funds that would not         analysis proves correct                    exposure to particular securities,
  have otherwise occurred                                                               markets, or currencies); risk
                                           - Derivatives that involve leverage          management may include management of a
- Derivatives used for risk management       could generate substantial gains at        Fund's exposure relative to its
  may not have the intended effects and      low cost                                   benchmark
  may result in losses or missed
  opportunities                                                                       - The Funds only establish hedges that
                                                                                        they expect will be highly correlated
- The counterparty to a derivatives                                                     with underlying positions
  contract could default
                                                                                      - The Funds may use derivatives to
- Certain types of derivatives involve                                                  increase income or gain
  costs to the Funds which can reduce
  returns                                                                             - While the Funds may use derivatives
                                                                                        that incidentally involve leverage,
- Derivatives that involve leverage                                                     they do not use them for the specific
  could magnify losses                                                                  purpose of leveraging their portfolios

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING(2)

- When a Fund lends a security, there is   - A Fund may enhance income through the    - The adviser maintains a list of
  a risk that the loaned securities may      investment of the collateral received      approved borrowers
  not be returned if the borrower            from the borrower
  defaults                                                                            - The Funds receive collateral equal to
                                                                                        at least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned plus accrued
  risks of the securities in which it is                                                interest
  invested
                                                                                      - The lending agents indemnify a Fund
                                                                                        against borrower default

                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

ILLIQUID HOLDINGS

- A Fund could have difficulty valuing     - These holdings may offer more            - No Fund may invest more than 15% of
  these holdings precisely                   attractive yields or potential growth      net assets in illiquid holdings
                                             than comparable widely traded
- A Fund could be unable to sell these       securities                               - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                 redemptions, each Fund may hold
                                                                                        investment-grade short-term securities
                                                                                        (including repurchase agreements and
                                                                                        reverse repurchase agreements) and,
                                                                                        for temporary or extraordinary
                                                                                        purposes, may borrow from banks up to
                                                                                        33 1/3% of the value of its total
                                                                                        assets or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise a Fund's   - A Fund could realize gains in a short    - A Fund may use short-term trading to
  transaction costs                          period of time                             take advantage of attractive or
                                                                                        unexpected opportunities or to meet
- Increased short-term capital gains       - A Fund could protect against losses if     demands generated by shareholder
  distributions would raise                  a bond is overvalued and its value         activity
  shareholders' income tax liability         later falls

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES


                                                 PER SHARE OPERATING PERFORMANCE:
                                       ----------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                    ---------------------------------------
                                                                    NET GAINS
                                                                 OR LOSSES ON
                                        NET ASSET          NET     SECURITIES
                                           VALUE,   INVESTMENT          (BOTH    TOTAL FROM
                                        BEGINNING       INCOME   REALIZED AND    INVESTMENT
                                        OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS
INTERMEDIATE TAX FREE INCOME FUND*
Year Ended 8/31/03                     $    11.15         0.42          (0.15)         0.27
Year Ended 8/31/02                     $    10.98         0.43           0.21          0.64
Year Ended 8/31/01                     $    10.46         0.44           0.52          0.96
Year Ended 8/31/00                     $    10.42         0.46           0.10          0.56
Year Ended 8/31/99                     $    10.93         0.52          (0.39)         0.13

TAX FREE INCOME FUND*
Year Ended 8/31/03                     $     6.65         0.26@         (0.12)         0.14
Year Ended 8/31/02                     $     6.57         0.28@          0.08          0.36
Year Ended 8/31/01                     $     6.25         0.29           0.32          0.61
Year Ended 8/31/00                     $     6.19         0.30           0.06          0.36
Year Ended 8/31/99                     $     6.60         0.34          (0.37)        (0.03)

                                            PER SHARE OPERATING PERFORMANCE:
                                       -----------------------------------------
                                                  LESS DISTRIBUTIONS:
                                       -----------------------------------------
                                        DIVIDENDS
                                         FROM NET  DISTRIBUTIONS
                                       INVESTMENT   FROM CAPITAL           TOTAL
                                           INCOME          GAINS   DISTRIBUTIONS
INTERMEDIATE TAX FREE INCOME FUND*
Year Ended 8/31/03                           0.42           0.07            0.49
Year Ended 8/31/02                           0.43           0.04            0.47
Year Ended 8/31/01                           0.44             --            0.44
Year Ended 8/31/00                           0.46           0.06            0.52
Year Ended 8/31/99                           0.52           0.12            0.64

TAX FREE INCOME FUND*
Year Ended 8/31/03                           0.26           0.05            0.31
Year Ended 8/31/02                           0.28             --            0.28
Year Ended 8/31/01                           0.29             --            0.29
Year Ended 8/31/00                           0.30             --            0.30
Year Ended 8/31/99                           0.34           0.04            0.38


 * Formerly Institutional Class Shares since 9/10/01.

 @ Calculated based upon average shares outstanding.
 ! Rounds to less than .005

                                       PER SHARE OPERATING PERFORMANCE:
                                       --------------------------------
                                           NET ASSET
                                          VALUE, END         TOTAL
                                           OF PERIOD        RETURN
INTERMEDIATE TAX FREE INCOME FUND*
Year Ended 8/31/03                        $    10.93          2.44%
Year Ended 8/31/02                        $    11.15          5.99%
Year Ended 8/31/01                        $    10.98          9.35%
Year Ended 8/31/00                        $    10.46          5.54%
Year Ended 8/31/99                        $    10.42          1.15%

TAX FREE INCOME FUND*
Year Ended 8/31/03                        $     6.48          2.14%
Year Ended 8/31/02                        $     6.65          5.61%
Year Ended 8/31/01                        $     6.57         10.00%
Year Ended 8/31/00                        $     6.25          6.11%
Year Ended 8/31/99                        $     6.19         (0.63%)

                                                                         RATIOS/SUPPLEMENTAL DATA:
                                    -----------------------------------------------------------------------------------------------
                                                                       RATIOS TO AVERAGE NET ASSETS:
                                                    -------------------------------------------------------------------
                                                                                                         NET INVESTMENT
                                      NET ASSETS,                     NET               EXPENSES                 INCOME
                                           END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                           PERIOD        NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                    (IN MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE
INTERMEDIATE TAX FREE INCOME FUND*
Year Ended 8/31/03                  $       1,159       0.66%        3.73%                  0.74%                  3.65%         56%
Year Ended 8/31/02                  $       1,155       0.66%        3.88%                  0.74%                  3.80%         71%
Year Ended 8/31/01                  $         728       0.74%        4.10%                  0.75%                  4.09%         43%
Year Ended 8/31/00                  $         694       0.57%        4.49%                  0.66%                  4.40%         60%
Year Ended 8/31/99                  $         729       0.03%        4.81%                  0.50%                  4.34%         62%

TAX FREE INCOME FUND*
Year Ended 8/31/03                  $         663       0.75%        3.95%                  0.75%                  3.95%         36%
Year Ended 8/31/02                  $         796       0.75%        4.23%                  0.75%                  4.23%         94%
Year Ended 8/31/01                  $         798       0.74%        4.56%                  0.76%                  4.54%         57%
Year Ended 8/31/00                  $         753       0.57%        4.98%                  0.66%                  4.89%         35%
Year Ended 8/31/99                            744       0.03%        5.25%                  0.50%                  4.78%         39%

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUND SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-7841 for all Funds except JPMorgan California Bond Fund, whose File No. is 811-7795

(C) J.P. Morgan Chase & Co. All Rights Reserved. December 2003

PR-TFS-1203

                           J.P. MORGAN TAX FREE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2003


                       J.P. MORGAN SERIES TRUST ("JPMST")
             JPMorgan California Bond Fund ("California Bond Fund")

                J.P. MORGAN MUTUAL FUND SELECT TRUST ("JPMMFST")

JPMorgan Intermediate Tax Free Income Fund ("Intermediate Tax Free Income Fund")

  JPMorgan New York Intermediate Tax Free Income Fund ( "N.Y. Intermediate Tax
                               Free Income Fund")
     JPMorgan New Jersey Tax Free Income Fund ("N.J. Tax Free Income Fund")
             JPMorgan Tax Free Income Fund ("Tax Free Income Fund")

                      522 Fifth Avenue, New York, NY 10036


     This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated December 29, 2003 for California Bond Fund, Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund (each a "Fund," and, collectively, the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds dated August 31, 2003. The Prospectuses and the financial statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.


     For more information about the Funds or the financial statements, simply write or call for:

SELECT CLASS, CLASS A, CLASS B OR CLASS C SHARES:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

INSTITUTIONAL CLASS SHARES:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722



                                                                     SAI-TF-1203

TABLE OF CONTENTS


GENERAL                                                                                       1
INVESTMENT STRATEGIES AND POLICIES                                                            2
INVESTMENT RESTRICTIONS                                                                      22
TRUSTEES                                                                                     25
OFFICERS                                                                                     31
CODES OF ETHICS                                                                              33
PROXY VOTING PROCEDURES AND GUIDELINES                                                       33
INVESTMENT ADVISER                                                                           34
ADMINISTRATOR AND SUB-ADMINISTRATOR                                                          37
DISTRIBUTOR                                                                                  39
DISTRIBUTION PLAN                                                                            40
CUSTODIAN                                                                                    42
TRANSFER AGENT                                                                               42
SHAREHOLDER SERVICING AGENTS                                                                 43
EXPENSES                                                                                     45
FINANCIAL PROFESSIONALS                                                                      45
INDEPENDENT ACCOUNTANTS                                                                      45
PURCHASES, REDEMPTIONS AND EXCHANGES                                                         46
DIVIDENDS AND DISTRIBUTIONS                                                                  51
NET ASSET VALUE                                                                              51
PERFORMANCE INFORMATION                                                                      52
PORTFOLIO TRANSACTIONS                                                                       57
MASSACHUSETTS TRUST                                                                          59
DESCRIPTION OF SHARES                                                                        59
DISTRIBUTIONS AND TAX MATTERS                                                                61
ADDITIONAL INFORMATION                                                                       65
FINANCIAL STATEMENTS                                                                         71
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                                  A-1
APPENDIX B- ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES               B-1
APPENDIX C- INFORMATION CONCERNING THE STATE OF NEW YORK                                    C-1
APPENDIX D- SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL OBLIGATIONS  D-1

                                     GENERAL

          This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The shares of the Funds are collectively referred to in this SAI as the "Shares." The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

California Bond Fund                     Select, Institutional, Class A, Class B and Class C
Intermediate Tax Free Income Fund        Select, Institutional, Class A, Class B and Class C
N.Y. Intermediate Tax Free Income Fund   Select, Institutional, Class A, Class B and Class C
N.J. Tax Free Income Fund                Select, Institutional, Class A, Class B and Class C
Tax Free Income Fund                     Select, Institutional, Class A, Class B and Class C

          Currently, each Fund offers the following classes of Shares:


California Bond Fund                     Select, Institutional and Class A
Intermediate Tax Free Income Fund        Select, Institutional, Class A, Class B and Class C
N.J. Tax Free Income Fund                Select, Class A and Class B
N.Y. Intermediate Tax Free Income Fund   Select, Institutional, Class A, Class B and Class C
Tax Free Income Fund                     Select, Class A and Class B


          Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the JPMMFST:


FUND                                         FORMER NAME
JPMorgan Intermediate Tax Free               Chase Vista Select Intermediate Tax Free
Income Fund                                  Income Fund
JPMorgan New York Intermediate Tax Free      Chase Vista Select New York Intermediate Tax
Income Fund                                  Income Fund
JPMorgan New Jersey Tax Free Fund            Chase Vista Select New Jersey Tax Free
                                             Income Fund
JPMorgan Tax Free Income Fund                Chase Vista Select Tax Free Income Fund



          EFFECTIVE MAY 1, 2003, THE MUTUAL FUND SELECT TRUST WAS RENAMED WITH THE J.P. MORGAN MUTUAL FUND SELECT TRUST WITH THE APPROVAL OF THE BOARD OF TRUSTEES.


          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds listed above in order to enable investors to select the Fund or Funds which best suit their needs.

          This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

          The California Bond Fund is series of JPMST, an open-end management investment company, formed on August 15, 1996, as a Massachusetts business trust.


           The Intermediate Tax Free Income Fund, Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund are series of JPMMFST, an open-end management investment company, organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996.

          The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

          In addition to these Funds, the Trusts consist of other series representing separate investment funds.

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                             TAX EXEMPT OBLIGATIONS

          The Funds invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

          MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

          Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.


          MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and JPMorgan Chase Bank acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Funds consider them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.


          Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

          Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

          Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

          Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

          Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

          PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

          PUTS. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Funds' investment objectives and subject to the supervision of the Trustees, the purpose of this practice is to permit the Funds to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

          Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in a Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

          The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If a Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

          Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by its Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which, in the judgment of the Adviser, becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

          Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

                            MONEY MARKET INSTRUMENTS

          Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

          U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

          BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and such other U.S. commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

          The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

          COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.


          REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.


                            NON-MUNICIPAL SECURITIES

          The Funds may invest in bonds and other debt securities of domestic issuers to the extent consistent with their investment objectives and policies. The Funds may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Funds will purchase such securities only when the Adviser believes that they would enhance the after tax returns of a shareholder of a Fund in the highest federal and state income tax brackets. For information on short-term investments in these securities, see "Money Market Instruments."




          MORTGAGES (DIRECTLY HELD). Each Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

          The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.


          STRUCTURED PRODUCTS. Each Fund, except California Bond Fund, may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

          These Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

          Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

          Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

          STRIPPED OBLIGATIONS. The Funds may invest in principal-only or interest-only stripped obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

          FLOATING AND VARIABLE RATE SECURITIES. Each Fund, except California Bond Fund, may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

          The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

          Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities nay fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term fixed rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

          INVERSE FLOATERS AND INTEREST RATE CAPS. Each Fund, except California Bond Fund, may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.


          ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The Funds may invest in pay-in-kind securities, which have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. The California Bond Fund may invest in deferred payment securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

          ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Collateralized securities are also subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                             ADDITIONAL INVESTMENTS

          SYNTHETIC VARIABLE RATE INSTRUMENTS. Each Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. JPMlM reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.

          WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a when issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.


          FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

          Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

          To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.


          INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

          REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

          LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

          There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


          ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

          Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

          As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of a Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

          The Funds are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Funds, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

          Each Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Funds may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. If the quality of the investment later declines, a Fund may continue to hold the investment. See "Below Investment Grade Debt" below. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

          BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

          Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

          In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

          The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may also use futures and options to seek to enhance portfolio performance.

          Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

          A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.


          None of the Funds will be a commodity pool. The Trusts, on behalf of themselves and their respective Fund or Funds, have filed notices of eligibility for exclusion from definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore. Are not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.


                                     OPTIONS

          PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

          The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price.

          If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

          Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

          OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.

          For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

          EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

          Provided that the Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

          The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

          When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

          OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

          The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

          COMBINED POSITIONS. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

          Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

          POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


          In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by each of the Funds, except for California Bond Fund, not exceed 50% of the market value of each of their total assets. Neither this restriction nor any policy with respect to the restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies. (See "Investment Restrictions.")


          SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

          Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

          Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

          The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

          The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

          The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

          The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

          Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

          Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

          The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

          The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.




                                 RISK MANAGEMENT

          The Funds may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

          RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

          MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

          LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

          CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

          CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

          LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                     SPECIAL FACTORS AFFECTING CERTAIN FUNDS

          The California Bond Fund intends to invest a high proportion of its assets in municipal obligations in California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.


          Under normal circumstances, the California Bond Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The California Bond Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the California Bond Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Distributions and Tax Matters".

          For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth in Appendix B is based on information from the official statement issued by the State of California for its general obligation bond issue on October 1, 2003 and does not purport to be complete.

          The N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund intend to invest a high proportion of their assets in state, local and agencies municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of the state issuers and/or obligors of such institutions to meet their obligations. See Appendix C for further information about the State of New York and Appendix D for further information about the State of New Jersey.


                               PORTFOLIO TURNOVER

          Each Fund's portfolio turnover rate is set out below. A rate of 100% indicates that the equivalent of each Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                                        FISCAL YEAR          FISCAL YEAR
                                                       ENDED 8/31/02        ENDED 8/31/03
                                                      ---------------       --------------
            CALIFORNIA BOND FUND                                  65%                  49%
            INTERMEDIATE TAX FREE INCOME FUND                     71%                  56%
            N.Y. INTERMEDIATE TAX FREE INCOME FUND                75%                  38%
            N.J. TAX FREE INCOME FUND                             75%                  59%

            TAX FREE INCOME FUND                                  94%                  36%

                             INVESTMENT RESTRICTIONS

          The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

          Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental.

          FUNDAMENTAL INVESTMENT RESTRICTIONS.


(1)       (a)   The California Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(1)       (b)   The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax
Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

(2)       (a)   The California Bond Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

(2)       (b)   The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax
Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(3)       (a)   The California Bond Fund may not borrow money, except to the extent permitted by applicable law;

(3)       (b)   The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax
Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

(4) The Funds may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(5)       (a)   The California Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

(5)       (b)   The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax
Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6)       (a)   The California Bond Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(6)       (b)   The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax
Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities; and

(7) The Funds may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.


     For purposes of investment restriction (5)(b) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (1)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (1)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

          NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval.

          (i) The Funds may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

          (ii) The Funds may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;


          (iii) The Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;


          (iv) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

          (v) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not purchase or sell interests in oil, gas or mineral leases;

          (vi) The Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund, N.J. Tax Free Income Fund and Tax Free Income Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


          In order to permit the sale of its shares in certain states, the Intermediate Tax Free Income Fund, N.Y. Intermediate Tax Free Income Fund and N.J. Tax Free Income Fund, Tax Free Income Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.


          If a rating restriction on an investment set forth herein or in a Prospectus is adhered to at the time of purchase, later changes in ratings resulting from any cause other than actions by the Funds will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                                    TRUSTEES


          The names of the Trustees of the Funds, together with information regarding the year of their birth, positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                NUMBER OF
                                                              PORTFOLIOS IN        OTHER DIRECTORSHIPS
       NAME (DOB);                                            FUND COMPLEX                 HELD
   POSITIONS WITH THE           PRINCIPAL OCCUPATIONS          OVERSEEN BY            OUTSIDE FUND
      FUNDS (SINCE)              DURING PAST 5 YEARS            TRUSTEE(1)               COMPLEX
------------------------       -----------------------        --------------   --------------------------
INDEPENDENT TRUSTEES
William J. Armstrong           Retired; Vice President              71         None
(1941); Trustee of JPMST       & Treasurer of
since 2001, and JPMMFST        Ingersoll-Rand Company
since 1996                     (manufacturer of
                               industrial equipment)
                               (1972-2000)

Roland R. Eppley, Jr.          Retired                              71         Director Janel Hypro, Inc.
(1932); Trustee of JPMST                                                       (1993-present)
since 2001, and JPMMFST
since 1996

Dr. Matthew Goldstein          Chancellor of the City               71         Director of National
(1941); Trustee of the         University of New York,                         Financial Partners
Trusts since 2003.             since (1999-present);                           (financial services
                               President, Adelphi                              distributor)
                               University (New York)                           (2003-Present); President,
                               (1998-1999)                                     Adelphi (1998-present);
                                                                               Trustee of Bronx-Lebanon
                                                                               Hospital Center
                                                                               (1992-present);

                                                                 NUMBER OF
                                                               PORTFOLIOS IN       OTHER DIRECTORSHIPS
       NAME (DOB);                                             FUND COMPLEX               HELD
   POSITIONS WITH THE           PRINCIPAL OCCUPATIONS           OVERSEEN BY           OUTSIDE FUND
      FUNDS (SINCE)              DURING PAST 5 YEARS             TRUSTEE(1)             COMPLEX
------------------------       -----------------------        --------------   --------------------------
                                                                               Director of New Plan Excel
                                                                               Realty Trust, Inc. (real
                                                                               estate investment company)
                                                                               (2000-present); Director of
                                                                               Lincoln Center Institute
                                                                               for the Arts in Education
                                                                               (1999-present).

Ann Maynard Gray (1945);       Retire; Vice President               71         Director of Duke Energy
Trustee of the Trusts          of Capital Cities/ ABC,                         Corporation 1997-Present);
since 2001                     Inc. (communications)                           (Director of Elan
                               (1986-1998)                                     Corporation, plc
                                                                               (pharmaceuticals)
                                                                               (2001-Present); Director
                                                                               of The Phoenix Companies
                                                                               (wealth management
                                                                               services) (2002-Present)

Matthew Healey (1937);         Retired; Chief Executive             71         None
Trustee of JPMST since 1996,   Officer of certain J.P.
and JPMMFST since 2001         Morgan Fund trusts
                               (1982-2001)

Robert J. Higgins (1945);      Director of                          71         Director of Providian
Trustee of the Trusts          Administration of the                           Financial Corp. (banking)
since 2002                     State of Rhode Island                           (2002-Present)
                               (2003-Present);
                               President - Consumer
                               Banking and
                               Investment Services
                               Fleet Boston
                               Financial (1971-2002)

William G. Morton, Jr.         Chairman Emeritus                    71         Director of Radio Shack
(1937); Trustee of the         (2001-2002), and                                Corporation (electronics)
Trusts since 2003              Chairman and Chief                              (1987-present); Director of
                               Executive Officer,                              the Griswold Company
                               Boston Stock Exchange                           (securities brokerage)
                               (1985-2001)                                     (2002-present); Director of
                                                                               The National Football
                                                                               Foundation and College Hall
                                                                               of Fame (1994-present);
                                                                               Trustee of the Berklee
                                                                               College of Music
                                                                               (1998-present); Trustee of
                                                                               the Stratton Mountain
                                                                               School (2001-

                                                                NUMBER OF
                                                              PORTFOLIOS IN        OTHER DIRECTORSHIPS
       NAME (DOB);                                             FUND COMPLEX                HELD
   POSITIONS WITH THE           PRINCIPAL OCCUPATIONS          OVERSEEN BY             OUTSIDE FUND
      FUNDS (SINCE)              DURING PAST 5 YEARS            TRUSTEE(1)               COMPLEX
------------------------       -----------------------        --------------   --------------------------
                                                                               present).

Fergus Reid, III (1932);       Chairman of Lumelite                 71         Trustee of 16 Morgan
Trustee of JPMST since 2001,   Corporation (plastics                           Stanley Funds
and JPMMFST since 1996 and     manufacturing)                                  (1995-Present)
Chairman of the Board of       (2003-Present); Chairman
Trustees since 2001            and CEO of Lumelite
                               Corporation (1985-2002)

James J. Schonbachler          Retired; Managing                    71         None
(1943); Trustee of the         Director of Bankers
Trusts since 2001              Trust Company (financial
                               services) (1968-1998)

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*      Retired; Chief Executive             71         None
(1935); Trustee of JPMST       Officer of Chase Mutual
since 2001, and JPMMFST        Funds (investment
since 2001                     company) (1989-1998);
                               President & Chief
                               Executive Officer of
                               Vista Capital Management
                               (investment management)
                               (1990-1998); Chief
                               Investment Executive of
                               Chase Manhattan Private
                               Bank (investment
                               management)(1990-1998)


(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.


          Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended August 31, 2003. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met once during the year ended August 31, 2003. The members of the Investment Committee are

Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended August 31, 2003. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins, and Morton. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met once during the year ended August 31, 2003.

          The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):


                                                                       OWNERSHIP OF
                                                 OWNERSHIP OF              N.Y.
                            OWNERSHIP OF         INTERMEDIATE          INTERMEDIATE         OWNERSHIP OF
NAME OF                    CALIFORNIA BOND         TAX FREE              TAX FREE          N.J. TAX FREE
TRUSTEE                        FUND               INCOME FUND          INCOME FUND          INCOME FUND
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong             None                 None                  None                 None

Roland R. Eppley, Jr.            None                 None                  None                 None

Dr. Matthew Goldstein            None                 None                  None                 None

Ann Maynard Gray                 None                 None                  None                 None

Matthew Healey                   None                 None                  None                 None

Robert J. Higgins                None                 None                  None                 None

William G. Morton, Jr.           None                 None                  None                 None

Fergus Reid, III                 None                 None                  None                 None

James J. Schonbachler            None                 None                  None                 None

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.         None                 None                  None                 None

                                                    AGGREGATE OWNERSHIP OF ALL
                                                      REGISTERED INVESTMENT
                              OWNERSHIP OF            COMPANIES OVERSEEN BY
                             TAX FREE INCOME           TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                   FUND                INVESTMENT COMPANIES(1)
------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong              None                   Over $100,000

Roland R. Eppley, Jr.             None                   Over $100,000

Dr. Matthew                       None                         0

Goldstein

Ann Maynard Gray                  None                  $10,001-$50,000

Matthew Healey                    None                   Over $100,000

Robert J. Higgins                 None                         0

William G. Morton, Jr.            None                         0

Fergus Reid, III                  None                   Over $100,000

James J. Schonbachler             None                 $50,001-$100,000

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.          None                   Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies.


          As of December 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.


          Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. As of July 16, 2003, Messrs. Armstrong, Spalding and Healey are paid additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

          Trustee compensation paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                                                                   N.Y.
                                                                             INTERMEDIATE TAX
                                CALIFORNIA BOND       INTERMEDIATE TAX          FREE INCOME         N.J. TAX FREE
NAME OF TRUSTEE                      FUND             FREE INCOME FUND             FUND              INCOME FUND
------------------------        ---------------       ----------------       ----------------       -------------
INDEPENDENT TRUSTEES
William J. Armstrong            $           221       $          1,860       $            961       $          87
Roland R. Eppley, Jr.                       221                  1,860                    961                  87
Dr. Matthew Goldstein                         -                      -                      -                   -
Ann Maynard Gray                            221                  1,860                    961                  87
Matthew Healey                              295                  2,479                  1,281                 116
Robert J. Higgins                           137                  1,149                    588                  54
William G. Morton, Jr.                        -                      -                      -                   -
Fergus Reid, III                            461                  3,874                  2,001                 181
James J. Schonbachler                       221                  1,860                    961                  87

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                    221                  1,860                    961                  87

                                                           TOTAL
                                                       COMPENSATION
                                TAX FREE INCOME       PAID FROM "FUND
NAME OF TRUSTEE                      FUND                COMPLEX"
------------------------        ---------------       ----------------
INDEPENDENT TRUSTEES
William J. Armstrong            $           910       $       120,000
Roland R. Eppley, Jr.                       910               120,000
Dr. Matthew Goldstein                         -                     -
Ann Maynard Gray                            910               120,000
Matthew Healey                            1,214               160,000
Robert J. Higgins                           559                70,000
William G. Morton, Jr.                        -                     -
Fergus Reid, III                          1,896               250,000
James J. Schonbachler                       910               120,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                    910               120,000

          The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

          The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan ") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs.

Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.


          The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS

          The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.


          The names of the officers of the Funds, together with the year of their birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.



          NAME (DOB),
      POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
--------------------------------  --------------------------------------------------------------------------------------
George C.W. Gatch (1962)          Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
President (2001)                  Financial Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Patricia A. Maleski (1960)        Vice President, JPMIM, Head of FFI and US Institutional Funds Administration and
Treasurer (2003)                  Board Liaison.  Prior to joining JPMorgan in 2001, she was the Vice President of
                                  Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

Sharon J. Weinberg (1959)         Managing Director, JPMIM; Head of Business and Product Strategy for FFI; since
Secretary (2001)                  joining J.P. Morgan Chase in 1996, she has held numerous positions throughout the asset management business in mutual funds marketing, legal and product development.

Stephen M. Ungerman 1953)         Vice President, JPMIM; Fund Administration - Pooled Vehicles; prior to joining J.P.
Vice President and Assistant      Morgan Chase in 2000, he held a number of positions in Prudential Financial's asset
Treasurer (2001)                  management business, including Assistant General Counsel, Tax Director and Co-head of
                                  Fund Administration; Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.

Michael Maye (1965),              Vice President, JPMIM; Chief Financial Officer of FFI; prior to joining J.P.

          NAME (DOB),
      POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
--------------------------------  --------------------------------------------------------------------------------------
Vice President and Assistant      Morgan Chase in 2003, he was Vice President from 1999 to 2003 and Assistant Vice
Treasurer (2003)                  President from 1996 to 1999 of Planning & Analysis at Alliance Capital Management L.P.
                                  where he was responsible for forecasting, special projects and financial analysis.

Judy R. Bartlett (1965)           Vice President and Assistant General Counsel, JPMIM, since September 2000; from August
Vice President and Assistant      1998 through August 2000, she was an attorney at New York Life Insurance Company where
Secretary (2001)                  she served as Assistant Secretary for the Mainstay Funds.

Joseph J. Bertini (1965)          Vice President and Assistant General Counsel, JPMIM.
Vice President and Assistant
Secretary (2001)

Wayne H. Chan (1965)              Vice President and Assistant General Counsel, JPMIM, since September 2002; Mr. Chan
Vice President and Assistant      was an associate at the law firm of Shearman & Sterling from May 2001 through
Secretary (2003)                  September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Paul M. DeRusso (1954)            Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)        Administration Group.

Lai Ming Fung (1974)              Associate, JPMIM; Budgeting Analyst for the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)        Administration Group.

Mary D. Squires (1955)            Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)        positions supporting the J.P. Morgan Chase organization complex.

Nimish S. Bhatt (1963)            Senior Vice President of Alternative Investment Products and Tax Services of BISYS
Assistant Treasurer (2001)*       Fund Services, Inc. since January 2002; held various positions within BISYS since
                                  1996, including Senior Vice President of Fund Administration and Financial Services,
                                  Vice President and Director of International Operation, Vice President of Financial
                                  Administration and Vice President of Tax.

Michael Ciotola (1968)            Director of Financial Services of BISYS Fund Services, Inc. since January 2003; held
Assistant Treasurer (2003)*       various positions within BISYS since 1998.
Arthur A. Jensen (1966)           Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2001)*       formerly Section Manager at Northern Trust Company and Accounting Supervisor at
                                  Allstate Insurance Company.

Martin R. Dean (1963)             Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Alaina Metz (1967)                Chief Administrative Officer of BISYS Fund Services, Inc.; formerly, Supervisor of
Assistant Secretary (2001)*       the Blue Sky Department of Alliance Capital Management L.P.

Ryan M. Louvar (1972)             Counsel of Legal Services, BISYS Fund Services, Inc. since 2000; formerly Attorney
Assistant Secretary (2003)***     at Hill, Farrer & Burrill LLP from 1999 to 2000 and Knapp Petersen & Clarke, PC from
                                  1997 to 1999.

          NAME (DOB),
      POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
--------------------------------  --------------------------------------------------------------------------------------
Lisa Hurley (1955)                Executive Vice President and General Counsel of BISYS Fund Services, Inc.
Assistant Secretary (2001)**

Thomas J. Smith (1955)            Managing Director, Head of Compliance for J.P. Morgan Chase & Co.'s asset management
Vice President and Assistant      business in the Americas.
Secretary (2002)


*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
**   The contact address for the officer is 90 Park Avenue, New York, NY 10016.
*** The contact address for the officer is 60 State Street, Boston, MA 02109.

          As of December 1, 2003, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS


          The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.


                     PROXY VOTING PROCEDURES AND GUIDELINES

          The Boards of Trustees of the Funds have delegated to JPMIM, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Boards have adopted JPMIM's detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

          The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.


          To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.


          Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to the ISS, which will vote in accordance with its own recommendation.


          The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

- JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.


- JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

- JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

- JPMIM votes against proposals for a super-majority vote to approve a merger.

- JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.


- JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.


- JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.


     Subject to the supervision of the Funds' Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co ("J.P. Morgan Chase"). JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.


          Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.


          Under separate agreements, JPMorgan Chase Bank, a subsidiary of J.P. Morgan Chase, also provides certain financial, fund accounting and administrative services to the Trusts and the Funds and shareholder services for the Trusts. See "Administrator and Sub-Administrator" and "Shareholder Servicing Agents" sections.


          J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

          J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

          The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions" section.

          The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.


          Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), which was a wholly owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds of JPMMFST. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

          Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorgan Chase Bank, was the investment adviser to the Funds of JPMMFST and Chase Fleming Asset Management (USA) Inc. served as sub-adviser to the Funds.

          As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by an adviser under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of each Fund's average daily net assets.

          The table below sets forth the investment advisory fees that the Funds paid to or that were accrued by JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                         FISCAL YEAR ENDED       FOR THE PERIOD OF 5/1/01       FISCAL YEAR ENDED        FISCAL YEAR ENDED
                              4/30/01                THROUGH 8/31/01*               8/31/02                   8/31/03
                       ----------------------    ------------------------    ----------------------    ----------------------
                       PAID/ACCRUED    WAIVED    PAID/ACCRUED      WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                       ------------    ------    ------------      ------    ------------    ------    ------------    ------
CALIFORNIA BOND FUND   $        420         -    $        169           -    $        601         -    $        602         -


*The Fund changed its fiscal year end from 4/30 to 8/31.


                                            FISCAL YEAR ENDED           FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                                 8/31/01                     8/31/02                   8/31/03
                                          ----------------------      ----------------------    ----------------------
                                          PAID/ACCRUED    WAIVED      PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                                          ------------    ------      ------------    ------    ------------    ------
INTERMEDIATE TAX FREE INCOME FUND         $      2,121         -      $      5,084         -    $      5,243         -
N.Y. INTERMEDIATE TAX FREE INCOME FUND           1,010         -             2,643         -           2,610         -
N.J. TAX FREE INCOME FUND                          237         -               241         -             240         -
TAX FREE INCOME FUND                             2,420         -             2,546         -           2,474         -

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


          The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, has approved the respective Advisory Agreement for each Trust on behalf of the Funds.


          As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

          In approving each Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

          The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

          In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR


          Pursuant to the Administration Agreements, between the Trusts, on behalf of the Funds, and JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.


          JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.


          Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities as defined under "Investment Restrictions." The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

          In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

          Prior to September 10, 2001, pursuant to an Administration Agreement with JPMMFST on behalf of its Funds, dated August 31,1996, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.


          Prior to September 10, 2001 and pursuant to an administration agreement effective July 1, 2001 with JPMST, on behalf of the California Bond Fund, a predecessor to JPMorgan Chase Bank served as such Fund's administrator. For its services under this agreement, the administrator received from California Bond Fund an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average net assets plus 0.04% of average net assets over $7 billion.

          Prior to July 1, 2001 and pursuant to Co-Administration Agreements with JPMST, on behalf of the California Bond Fund, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as Co-Administrator for the California Bond Fund. For its services under the Co-Administration Agreements, JPMST agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to California Bond Fund was based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

          Prior to July 1, 2001, and pursuant to an Administrative Services Agreement with JPMST on behalf of California Bond Fund, a predecessor to JPMorgan Chase Bank served as such Fund's administrative services agent. For its services under this agreement, the administrative services agent received from California Bond Fund an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by California Bond Fund was determined by the proportionate share that its net assets bore to the total net assets of its Trust and certain other Funds with similar arrangements.

          The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts waived are in parentheses) for the fiscal periods indicated.



                          FISCAL YEAR ENDED       FOR THE PERIOD OF 5/1/01        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                              4/30/01                 THROUGH 8/31/01*                8/31/02                  8/31/03
                       ----------------------     ------------------------     ----------------------   ----------------------
                       PAID/ACCRUED    WAIVED     PAID/ACCRUED      WAIVED     PAID/ACCRUED    WAIVED   PAID/ACCRUED    WAIVED
                       ------------    ------     ------------      ------     ------------    ------   ------------    ------
CALIFORNIA BOND FUND   $        867         -     $         99           -     $        301      (271)  $        301      (164)



          *The Fund changed its fiscal year end from 4/30 to 8/31.

                                            FISCAL YEAR ENDED           FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                                 8/31/01                     8/31/02                   8/31/03
                                          ----------------------      ----------------------    ----------------------
                                          PAID/ACCRUED    WAIVED      PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                                          ------------    ------      ------------    ------    ------------    ------
INTERMEDIATE TAX FREE INCOME FUND         $      707           -      $    2,542      (1,184)   $     2,622     (1,165)
N.Y. INTERMEDIATE TAX FREE INCOME FUND           337           -           1,322        (129)         1,305       (105)
N.J. TAX FREE INCOME FUND                         79           -             121         (29)           120        (40)

TAX FREE INCOME FUND                             807           -           1,273           -          1,237          -


          Prior to September 10, 2001 and pursuant to a Distribution and Sub-administration Agreement with JPMMFST, on behalf of its Funds, a predecessor to the Distributor served as such Funds' subadministrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each Fund of JPMMFST. The table below sets for the subadministration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal period indicated.


                                                                               FOR THE PERIOD OF 9/1/00
                                           FISCAL YEAR ENDED 8/31/00               THROUGH 9/9/01
                                           --------------------------         -------------------------
                                           PAID/ACCRUED        WAIVED         PAID/ACCRUED       WAIVED
                                           ------------        ------         ------------       ------
INTERMEDIATE TAX FREE INCOME FUND          $        352           (62)        $        354            -
N.Y. INTERMEDIATE TAX FREE INCOME FUND              142           (79)                 168          (99)
N.J. TAX FREE INCOME FUND                            33           (25)                  40          (32)
TAX FREE INCOME FUND                                367           (63)                 403            -

                                   DISTRIBUTOR


          The Distributor serves as the Trusts' exclusive distributor and holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, the Distributor has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreements between the Trusts and the Distributor. Under the terms of the Distribution Agreements between the Distributor and the Trusts, the Distributor receives no compensation in its capacity as the Trusts' distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.


          The Distribution Agreements shall continue in effect with respect to a Fund for a period of two years after execution and following the two year period, from year to year only if it is approved at least annually thereafter
(i) by a vote of the holders of a majority of a Fund's outstanding shares or
(ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

                                DISTRIBUTION PLAN


          Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A, B and C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.


          Class A Shares pay a Distribution Fee of 0.25%, Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

          No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


          Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A shares, 0.25% annualized of the average NAV of the Class B shares or 0.75% annualized of the average NAV of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C shares.


          Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

          The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

          The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


          The table below sets forth the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):


                                            FISCAL YEAR ENDED           FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                                 8/31/01                     8/31/02                   8/31/03
                                          ----------------------      ----------------------    ----------------------
                                          PAID/ACCRUED    WAIVED      PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                                          ------------    ------      ------------    ------    ------------    ------
CALIFORNIA BOND FUND                      $         52       (52)     $        53        (53)   $         57       (57)
INTERMEDIATE TAX FREE INCOME FUND                    -         -                -          -               -         -
N.Y. INTERMEDIATE TAX FREE INCOME FUND             153      (107)             455       (338)            440      (258)
N.J. TAX FREE INCOME FUND                            -         -                -          -               5         -
TAX FREE INCOME FUND                               107       (72)             199       (151)            194      (151)


          The table below sets forth the expenses paid by the Distributor related to the distribution of Shares under the Distribution Plan during the fiscal year ended 8/31/03:

                                                         INTERMEDIATE TAX    N.Y. INTERMEDIATE          N.J.        TAX FREE
                                       CALIFORNIA BOND     FREE INCOME        TAX FREE INCOME     TAX FREE INCOME    INCOME
                                            FUND              FUND                 FUND                FUND           FUND
                                       -------------------------------------------------------------------------------------
Advertising and Sales                   $        1,388                  -       $         3,949   $             6   $     875
Literature
Printing, production and
mailing of prospectus and
shareholder reports to other than
current shareholders                             5,727                  -                 9,555                18       8,432
Compensation to dealers                         34,704                  -               152,901               151     100,934
Compensation to sales
personnel                                          213                  -                   586                 1         112
B Shares financing
charges                                              -                  -               164,107             2,944      40,027
Equipment, supplies and other
indirect distribution-related
expenses                                           637                  -                 1,734                 5         319

                                    CUSTODIAN

          Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

          For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

          In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

          For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

          JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

          DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                          SHAREHOLDER SERVICING AGENTS

          The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements, which enables the Funds to obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreements, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund Shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities laws. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.

          Under Shareholder Servicing Agreements, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Shares and a fee of 0.10% for the Institutional Shares, expressed as a percentage of the average daily net asset values of Fund shares. JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.


          The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated:



                                                   FOR THE PERIOD OF
                              FISCAL YEAR           5/1/01 THROUGH              FISCAL YEAR               FISCAL YEAR
                             ENDED 4/30/01             8/31/01*                ENDED 8/31/02             ENDED 8/31/03
                          --------------------    ---------------------    ----------------------    ---------------------
CALIFORNIA BOND FUND      PAID/ACCRUED  WAIVED    PAID/ACCRUED   WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED   WAIVED
                          ------------  ------    ------------   ------    ------------    ------    ------------   ------
  CLASS A SHARES                     -       -               -        -    $         53    $  (52)   $         56   $  (53)
  SELECT SHARES           $         63       -    $         28        -              94       (38)            107      (47)
  INSTITUTIONAL SHARES             115       -              45        -             142      (101)            135     (103)



          *The Fund changed its fiscal year end from 4/30 to 8/31.

                                      FISCAL YEAR              FISCAL YEAR              FISCAL YEAR
                                     ENDED 8/31/01            ENDED 8/31/02            ENDED 8/31/03
                                 ---------------------    ---------------------    ---------------------
                                 PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED
                                 ------------   ------    ------------   ------    ------------   ------
INTERMEDIATE TAX FREE INCOME
FUND
  SELECT SHARES                  $      1,768        -    $      2,740   $  (35)   $      2,962   $ (140)
  INSTITUTIONAL SHARES                                             599      (83)            563     (123)
N.Y. INTERMEDIATE TAX FREE
INCOME FUND
  CLASS A SHARES                          107   $  (61)            338     (112)            257      (58)
  CLASS B SHARES                           15        -              39        -              60       (2)
  CLASS C SHARES                                                                              1        -
  SELECT SHARES                           720        -           1,141     (126)          1,157      (96)
  INSTITUTIONAL SHARES                                             274     (272)            280     (259)
N.J. INTERMEDIATE TAX FREE
INCOME FUND
  CLASS A SHARES                                                                              2       (1)
  CLASS B SHARES                                                                              1       (1)
  SELECT SHARES                           198     (102)            201      (80)            197      (83)
TAX FREE INCOME FUND
  CLASS A SHARES                           72      (61)            151      (92)            151      (83)
  CLASS B SHARES                           12       (3)             16       (1)             15        -
  SELECT SHARES                         1,933        -           1,955      (42)          1,896      (14)

          Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

          For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

          JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

          JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                                    EXPENSES

          The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          JPMorgan Chase Bank has agreed that it will reimburse the Funds as described in the Prospectuses.


                             FINANCIAL PROFESSIONALS

          The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

          Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to a Fund or JPMorgan Chase Bank.

          Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

          The independent accountants of the Trusts and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES


          The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

          An investor may buy shares in a Fund: (i) through an investment representative; (ii) through the Distributor by calling the JPMorgan Service Center or JPMorgan Institutional Funds Service Center; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the systematic investment plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.


          The Funds may, at their own option, accept securities in lieu of payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale;
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

          Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

          Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

          The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

          The broker-dealer allocation for Funds with a 4.50% sales charge on Class A Shares is set forth below:


                                                                          AMOUNT OF SALES CHARGE RE-
AMOUNT OF SALES CHARGE                                                    ALLOWED TO DEALERS AS A
OFFERING PRICE ($)                      SALE CHARGE AS A PERCENTAGE OF:   PERCENTAGE OF OFFERING PRICE
-------------------------------------   -------------------------------   ----------------------------
                                           OFFERING      NET AMOUNT
                                            PRICE         INVESTED
                                          ---------      ----------
Under 100,000                                4.50           4.71                    4.00
100,000 but under 250,000                    3.75           3.90                    3.25
250,000 but under 500,000                    2.50           2.56                    2.25
500,000 but under 1,000,000                  2.00           2.04                    1.75


          There is no initial sales charge on purchases of Class A Shares of $1 million or more.

          At times the Distributor may re-allow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of a Fund may be deemed to be underwriters under the 1933 Act.

          The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments. If shares are redeemed within 12 months of the purchase date, clients of broker-dealers that have received the commissions described above will be subject to a contingent deferred sales charge as follows: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.

          The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.





          Investors may be eligible to buy Class A Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' cumulative quantity discount, statement of intention, group sales plan and employee benefit plans.


          Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.


          Investors in Class A Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


          The Statement is not a binding obligation of the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.


          Class A Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


          An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

          A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members must agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in a Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) purchased thereafter.

          No initial sales charge will apply to the purchase of a Fund's Class A Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

          Purchases of a Fund's Class A Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

          Purchases of a Fund's Class A Shares may be made with no initial sales charge (i) by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund, or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.


          When shares of the Funds are sold to a qualified tuition program under
Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.


          Purchases of a Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Funds, the Distributor or the JPMorgan Funds Service Center.

          A Fund may sell Class A Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

          Shareholders of record of any former Chase Vista Funds as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares with no initial sales charge for as long as they continue to own Class A Shares of any former Chase Vista Funds, provided there is no change in account registration.

          Shareholders of other JPMorgan Funds are entitled to exchange their shares for, or invest distributions from their funds in, shares of the Funds at NAV.

          REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in a Fund at NAV next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the Shares (in an amount not in excess of the redemption proceeds), and Shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their Shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A Shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C Shares.

          EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.


          Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

          The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

          The CDSC for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for:
(i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a minimum required distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established systematic redemption plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

          The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

          For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

          A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

          The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

          Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS

          Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

          Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

          If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

          The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

          The NAV of each class of a Fund is equal to the value of such class's pro rata portion of a Fund's investments less the class's pro rata portion of a Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.





          Fixed income securities with a maturity of 60 days or more, are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

          Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.


          Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of a Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

          For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                             PERFORMANCE INFORMATION

          From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

          A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter period.

          Average annual total returns are calculated according to the following formulas:

            Average annual total returns (before taxes):
               P (1 + T) SUB (n) = ERV

            Average annual total returns (after taxes on distributions):
               P (1 + T) SUB (n) = ATVD

            Average annual total returns (after taxes on distributions and sale of Fund shares)
               P (1 + T)(TO THE POWER OF n) = ATVDR

            Where: P   =           a hypothetical initial payment of $1,000.

                   T   =           average annual total return (before taxes,
                                   after taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

                   n   =           number of years

                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                   ATV SUB (D)=    ending value of a hypothetical $1,000 payment
                                   made at the beginning of the 1-, 5-, or
                                   10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                   ATV SUB (DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or
                                   10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/03*
       (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)


                                                     1         5       10          SINCE        DATE OF FUND
                                                   YEAR      YEARS    YEARS      INCEPTION**     INCEPTION**
                                                  ------    -------  -------    -------------  --------------
CALIFORNIA BOND FUND                                                                            12/23/1996
Class A Shares - before taxes                      (3.05%)   3.66%               4.44%
Class A Shares - after taxes on distributions      (3.15%)   3.60%               4.39%
Class A Shares - after taxes on distributions
and sale of fund shares                            (0.74%)   3.66%               4.34%
Select Shares - before taxes                        1.45%    4.61%               5.15%
Select Shares - after taxes on distributions        1.35%    4.54%               5.09%
Select Shares - after taxes on
distributions and sale of fund shares               2.23%    4.48%               4.97%
Institutional Shares - before taxes                 1.67%    4.79%               5.31%
Institutional Shares - after taxes on               1.56%    4.72%               5.25%

distributions
Institutional Shares - after taxes on
distributions and sale of fund shares               2.42%    4.66%    5.13%
INTERMEDIATE TAX FREE INCOME FUND
Select Shares - before taxes                        2.44%    4.85%    5.32%
Select Shares - after taxes on distributions        2.23%    4.71%     N/A***
Select Shares - after taxes on distributions and
sale of fund shares                                 2.95%    4.70%     N/A***
Institutional Shares - before taxes                 2.60%    4.92%    5.35%
Institutional Shares - after taxes on
distributions                                       2.40%    4.77%     N/A***
Institutional Shares - after taxes on
distributions and sale of fund shares               3.11%    4.76%     N/A***
N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares - before taxes                      (2.43%)   3.65%    4.48%
Class A Shares - after taxes on distributions      (2.44%)   3.59%     N/A***
Class A Shares - after taxes on distributions
and sale of fund shares                            (0.40%)   3.67%     N/A***
Class B Shares - before taxes                      (3.60%)   3.83%    4.75%
Class B Shares - after taxes on distributions      (3.60%)   3.76%     N/A***
Class B Shares - after taxes on distributions
and sale of fund shares                            (1.39%)   3.77%     N/A***
Class C Shares - before taxes                       0.34%    4.17%    4.75%
Class C Shares - after taxes on distributions       0.33%    4.10%    4.68%
Class C Shares - after taxes on distributions
and sale of fund shares                             1.16%    4.06%    4.67%
Select Shares - before taxes                        2.32%    4.65%    4.99%
Select Shares - after taxes on distributions        2.31%    4.58%     N/A***
Select Shares - after taxes on distributions and
sale of fund shares                                 2.76%    4.54%     N/A***
Institutional Shares - before taxes                 2.40%    4.72%    5.03%
Institutional Shares - after taxes on
distributions                                       2.39%    4.66%     N/A***
Institutional Shares - after taxes on
distributions and sale of fund shares               2.88%    4.62%     N/A***
N.J. TAX FREE INCOME FUND
Class A Shares - before taxes                      (2.68%)   3.97%    4.65%
Class A Shares - after taxes on distributions      (3.11%)   3.69%     N/A**
Class A Shares - after taxes on distributions
and sale of fund shares                            (0.56%)   3.84%     N/A***
Class B Shares - before taxes                      (3.54%)   4.39%    5.02%
Class B Shares - after taxes on distributions      (3.98%)   4.09%     N/A***
Class B Shares - after taxes on distributions
and sale of fund shares                            (1.25%)   4.19%     N/A***
Select Shares - before taxes                        2.58%    5.05%    5.19%
Select Shares - after taxes on distributions        2.13%    4.76%     N/A***

Select Shares - after taxes on distributions and
sale of fund shares                                 3.00%    4.79%     N/A***
TAX FREE INCOME FUND
Class A Shares - before taxes                      (2.40%)   3.63%    4.82%
Class A Shares - after taxes on distributions      (2.61%)   3.56%     N/A***
Class A Shares - after taxes on distributions
and sale of fund shares                            (0.16%)   3.71%     N/A***
Class B Shares - before taxes                      (3.75%)   3.79%    5.07%
Class B Shares - after taxes on distributions      (3.97%)   3.71%     N/A***
Class B Shares - after taxes on distributions
and sale of fund shares                            (1.30%)   3.79%     N/A***
Select Shares - before taxes                        2.14%    4.58%    5.31%
Select Shares - after taxes on distributions        1.92%    4.51%     N/A***
Select Shares - after taxes on distributions and
sale of fund shares                                 2.85%    4.55%     N/A***


* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
**   If Fund has less than 10 years.
*** After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


          The tax equivalent yields assume a federal income tax rate of 35.0% for the Funds.


          YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

          Yields are calculated according to the following formula:

                    a-b
                    ---
          YIELD = 2[(cd +1)(TO THE POWER OF 6) - 1]

          Where:

            a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

          Set forth below is the SEC yield information for the Funds for the 30-day period ended 8/31/03.

                                          30-DAY YIELD    TAX EQUIVALENT 30-DAY YIELD
                                          ------------    ---------------------------
CALIFORNIA BOND FUND
Class A Shares                                2.94%                 4.99%
Select Shares                                 3.03%                 5.14%
Institutional Shares                          3.23%                 5.48%

INTERMEDIATE TAX FREE INCOME FUND
Select Shares                                 2.88%                 4.43%
Institutional Shares                          3.04%                 4.68%

N.Y. INTERMEDIATE TAX FREE INCOME FUND
Class A Shares                                2.76%                 4.85%
Class B Shares                                2.09%                 3.67%
Class C Shares                                2.07%                 3.64%
Select Shares                                 2.91%                 5.11%
Institutional Shares                          3.13%                 5.50%

N.J. TAX FREE INCOME FUND
Class A Shares                                2.51%                 4.12%
Class B Shares                                2.13%                 3.50%
Select Shares                                 2.87%                 4.72%

TAX FREE INCOME FUND
Class A Shares                                3.14%                 4.83%
Class B Shares                                2.40%                 3.69%
Select Shares                                 3.31%                 5.09%


          The tax equivalent yields assume a combined California State and federal income tax rate of 41.05% for California Bond Fund, a federal income tax rate of 35.0% for the Intermediate Tax Free Fund, a combined New York State, New York City and federal income tax rate of 43.10% for the New York Intermediate Tax Free Income Fund, a combined New Jersey State and federal income tax rate of 39.14% for the New Jersey Tax Free Income Fund and a federal income tax rate of 35.0% for the Tax Free Income Fund.


          A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

          Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

          The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each

Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

          Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

          From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS


          On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."


          Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          Portfolio transactions for a Fund will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short term trading consistent with their objectives. See "Strategies and Policies-Portfolio Turnover".


          In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.






          Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements.

The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.


          On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

          If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.




          The Funds paid the following brokerage commissions for the indicated periods:

                                                       FOR THE PERIOD OF
                                   FISCAL YEAR ENDED     5/1/01 THROUGH    FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                        4/30/01              8/31/01           8/31/02              8/31/03
                                   -----------------   -----------------   -----------------   -----------------
CALIFORNIA BOND FUND
     Total Brokerage Commissions   $               -   $               -   $           3,201   $           5,437
     Brokerage Commissions to
     Affiliated Broker Dealers                     -                   -                   -                   -


*The Fund changed its fiscal year end from 4/30 to 8/31.

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                8/31/01             8/31/02             8/31/03
                                           -----------------   -----------------   -----------------
INTERMEDIATE TAX FREE INCOME FUND
     Total Brokerage Commissions           $               -   $          25,498   $          69,608
     Brokerage Commissions to
     Affiliated Broker Dealers                             -               8,250                   -
N.Y. INTERMEDIATE TAX FREE INCOME FUND
     Total Brokerage Commissions                           -              36,817              29,357
     Brokerage Commissions to
     Affiliated Broker Dealers                             -                 440                   -
N.J. TAX FREE INCOME FUND
     Total Brokerage Commissions                           -               1,298                 680
     Brokerage Commissions to
     Affiliated Broker Dealers                             -                   -                   -
TAX FREE INCOME FUND
     Total Brokerage Commissions                           -              15,862              46,481
     Brokerage Commissions to
     Affiliated Broker Dealers                             -                   -                   -

                               MASSACHUSETTS TRUST

          Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trusts are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

          Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

          No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

          Each of the Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES


          The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMST is comprised of nine series and JPMMFST is comprised of six series. See "Massachusetts Trust."

          The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

          Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


          The Trustees have authorized the issuance and sale to the public of ten series of JPMST and six series of JPMMFST. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


          For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchase, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS


          The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

          Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

          In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

          Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

          If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

          EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

          Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

          FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

          TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's policies, it is expected that substantially all dividends will be exempt-interest dividends, although the Fund may from time to time recognize and distribute net short-term capital gains and other minor amounts of taxable income.

          Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of a Fund's shares held six months of less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

          Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of the Fund's income consisting of such interest.

          FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

          Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

          Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

          Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.






          Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

          Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

          SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.






          In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

          BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

          CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds have no capital loss carryforwards as of the fiscal year ended.

          The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

           FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


          In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

          STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.






          Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of each Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


                             ADDITIONAL INFORMATION

          As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

          Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940

Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


          Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable registration statements. Each such statement is qualified in all respects by such reference.


          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.


          PRINCIPAL HOLDERS. As of November 28, 2003, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds:



                                                                                          PERCENTAGE
FUND AND CLASS OF SHARES                    NAME AND ADDRESS OF SHAREHOLDER                  HELD
------------------------                 -------------------------------------            -----------
CALIFORNIA BOND FUND

Class A Shares
                                         BALSA & CO                                         16.311
                                         ATTN MUTUAL FUNDS SECTION
                                         14221 DALLAS PARKWAY
                                         7-2 JIP-138
                                         DALLAS TX 75254-2916

                                         BALSA & CO                                         12.426
                                         JPMORGAN CHASE
                                         ATTN MUTUAL FUNDS SECTION
                                         14221 DALLAS PARKWAY
                                         7-2 JIP-138
                                         DALLAS TX 75254-2916

                                         MLPF&S FOR THE SOLE BENEFIT OF                     10.613
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         SEC# 97B03
                                         4800 DEER LAKE DR EAST 2ND FL
                                         JACKSONVILLE FL 32246-6484

                                         NFSC FEBO # C1Q-693987                              5.245
                                         SUSAN AMIN
                                         515 EAST 72ND STREET APT 18F
                                         NEW YORK NY 10021-4018

Select Shares

                                         CHARLES SCHWAB & CO INC                            11.418
                                         SPECIAL CUSTODY ACCOUNT FOR
                                         BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY ST
                                         SAN FRANCISCO CA 94104-4122

                                         JP MORGAN CHASE BANK AS AGENT                      10.927
                                         FOR GILLIAN S FULLER IRA

                                         ATTN SPECIAL PRODUCTS 2/OPS3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

                                         PENLIN & CO                                        10.728
                                         C/O JPMORGAN CHASE BANK
                                         ATTN MUTUAL FUNDS
                                         PO BOX 31412
                                         ROCHESTER NY 14603-1412

                                         BALSA & CO                                          9.777
                                         REBATE ACCOUNT
                                         MUTUAL FUNDS UNIT 16 HCB 340
                                         PO BOX 2558
                                         HOUSTON TX 77252-2558

                                         JP MORGAN CHASE BANK AS AGENT                       6.374
                                         FOR R B KITAL ASSET ALLOCATION
                                         ATTN: SPECIAL PRODUCTS 2 OPS/3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2107

Institutional Shares

                                         JP MORGAN CHASE BANK AS AGENT                       6.017
                                         FOR BRIAN HENSON
                                         ATTN SPECIAL PRODUCTS 2/OPS3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

                                         JP MORGAN CHASE BANK AS AGENT                       5.254
                                         FOR W F STEPHENS FBO J W  SEFFON JR
                                         ATTN: SPECIAL PRODUCTS 2/OPS 3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

INTERMEDIATE TAX FREE
INCOME FUND

Select Shares

                                         BALSA & CO REBATE ACCOUNT                          52.574
                                         MUTUAL FUNDS UNIT 16 HCB 340
                                         PO BOX 2558
                                         HOUSTON TX 77252-2558

                                         PENLIN & CO                                          8.11
                                         REBATE ACCOUNT
                                         C/O JPMORGAN CHASE BANK
                                         ATTN MUTUAL FUNDS
                                         PO BOX 31412
                                         ROCHESTER NY 14603-1412

N.J. TAX FREE INCOME FUND

Class A Shares

                                         NFSC FBO # C1Q-835994                              45.507
                                         BETSY A SCHNITZER
                                         224 GATES AVE
                                         MONTCLAIR NJ 07042-1743

                                         NFSC FBO # C1Q-828513                              37.899
                                         ROBERT M SCHAEBERLE
                                         13 KIPS RDG
                                         VERONA NJ 07044-2929

                                         MLPF&S FOR THE SOLE BENEFIT OF                      5.166
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION

                                         SEC# 9HSE6
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL 32246-6484

Class B Shares

                                         NFSC FBO # C1Q-806188                              10.402
                                         EVELYN M HOWARD
                                         3 WAYLAND DR
                                         VERONA NJ 07044-2330

                                         NFSC FBO # C1Q-765767                               7.159
                                         ANN WETSTEIN
                                         127 MAGNOLIA RD
                                         RAMSEY NJ 07446-1145

                                         MLPF&S FOR THE SOLE BENEFIT OF ITS                  6.931
                                         CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         SEC# 97B00
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL 32246-6484

                                         NFSC FBO # C1B-315532                               6.126
                                         LEROY BUCZYNSKI
                                         50 BRENTWOOD DR
                                         VERONA NJ 07044-2103

                                         NFSC FBO # C1Q-795615                               5.846
                                         C W FAIRBANK
                                         37 HILTON ST FL 1
                                         BELLEVILLE NJ 07109-1901

                                         NFSC FBO # C1B-245720                               5.808
                                         BARBARA CHOI
                                         ANDREW CHOI
                                         739 SHOSHONE TRL
                                         FRANKLIN LKS NJ 07417-2252

                                         PERSHING LLC                                        5.623
                                         PO BOX 2052
                                         JERSEY CITY NJ 07303-2052

                                         NFSC FBO # C1Q-697982                               5.306
                                         ANN WETSTEIN
                                         PORIA WETSTEIN
                                         127 MAGNOLIA RD
                                         RAMSEY NJ 07446-1145

Select Shares

                                         PENLIN & CO                                        63.464
                                         REBATE ACCOUNT
                                         C/O JPMORGAN CHASE BANK
                                         ATTN MUTUAL FUNDS
                                         PO BOX 31412
                                         ROCHESTER NY 14603-1412

                                         BALSA & CO REBATE ACCOUNT                          19.523
                                         MUTUAL FUNDS UNIT 16 HCB 340
                                         PO BOX 2558
                                         HOUSTON TX 77252-2558

                                         LIVA & COMPANY                                      6.615
                                         REBATE ACCOUNT
                                         C/O JPMORGAN CHASE BANK
                                         ATTN MUTUAL FUNDS
                                         PO BOX 31412
                                         ROCHESTER NY 14603-1412

N.Y. INTERMEDIATE TAX FREE
INCOME FUND

Class A Shares

                                         BALSA & CO                                          5.125
                                         JPMORGAN CHASE
                                         ATTN MUTUAL FUNDS SECTION
                                         14221 DALLAS PARKWAY
                                         7-2 JIP-138
                                         DALLAS TX 75254-2916

                                         NFSC FBO # C1Q-441422                               7.509
                                         LEWIS M MILLER
                                         SHARON ZUCKERMAN MILLER
                                         201 E 87TH ST APT 5P
                                         NEW YORK NY 10128-3211

Class C Shares

                                         NFSC FBO # C1Q-671134                              15.459
                                         JAMES P CLARK
                                         176 WASHINGTON AVE
                                         ISLAND PARK NY 11558-1830

                                         NFSC FBO # C1Q-868590                               9.169
                                         CORNELIUS THORNTON
                                         2440 SEDGWICK AVE APT 16GH
                                         BRONX NY 10468-4716

                                         NFSC FBO # C1K-001457                               9.106
                                         MURPHY CO INC
                                         CMB COLLATERAL AGENT
                                         1711 WAYNEPORT RD
                                         MACEDON NY 14502-9198

                                         NFSC FBO # CL 5-513385                              8.745
                                         MOLLY ROSENTHAL
                                         86 B MOLLY PITCHER ANE
                                         YORKTOWN HEIGHTS NY 10598

                                         NFSC FBO # CL 5-517399                              8.655
                                         SAMUEL ROSENTHAL
                                         86 MOLLY PITCHER LN
                                         YORKTOWN HTS NY 10598-1537

Select Shares

                                         BALSA & CO REBATE ACCOUNT                          27.981
                                         MUTUAL FUNDS UNIT 16 HCB 340
                                         PO BOX 2558

                                         HOUSTON TX 77252-2558

                                         PENLIN & CO                                        25.223
                                         REBATE ACCOUNT
                                         C/O JPMORGAN CHASE BANK
                                         ATTN MUTUAL FUNDS
                                         PO BOX 31412
                                         ROCHESTER NY 14603-1412

                                         LIVA & COMPANY                                      8.916
                                         REBATE ACCOUNT
                                         C/O JPMORGAN CHASE BANK
                                         ATTN MUTUAL FUNDS
                                         PO BOX 31412
                                         ROCHESTER NY 14603-1412

                                         BALSA & CO                                          6.608
                                         REBATE ACCOUNT
                                         MUTUAL FUNDS UNIT 16 HCB 340
                                         PO BOX 2558
                                         HOUSTON TX 77252-2558

Institutional Shares

                                         JP MORGAN CHASE BANK AS AGENT                       9.697
                                         FOR GILLAN ATTFIELD
                                         AND ANNE HUBBARD
                                         ATTN: SPECIAL PRODUCTS 2 OPS/3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2107

                                         JP MORGAN CHASE BANK AS AGENT                       8.173
                                         FOR GILLAN ATTFIELD
                                         AND ANNE HUBBARD
                                         ATTN: SPECIAL PRODUCTS 2 OPS/3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2107

                                         JPMIM AS AGENT FOR INTERPUBLIC                      6.731
                                         BENEFIT PROTECTION PLAN
                                         ATTN TERESA O'HANLON
                                         522 5TH AVE
                                         NEW YORK NY 10036-7601

                                         JP MORGAN CHASE BANK AS AGENT                       6.102
                                         FOR TRUST UWO LHP KLOTZ FBO
                                         RUTH KLOTZ
                                         ATTN SPECIAL PRODUCTS 1/OPS3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

TAX FREE INCOME FUND

Class A Shares

                                         NFSC FEBO # C1B-286109                             10.251
                                         JGL PARTNERS L P
                                         JGL PARTNERS L P
                                         23 CORNELL WAY
                                         MONTCLAIR NJ 07043-2505

Class B Shares

                                         NFSC FEBO # C1B-362026                              5.284
                                         MARY GRIFFITH MEYER
                                         E DUANE MEYER
                                         61 GRANDVIEW PL
                                         MONTCLAIR NJ 07043-2422

Select Shares

                                         BALSA & CO                                         77.783
                                         REBATE ACCOUNT
                                         MUTUAL FUNDS UNIT 16 HCB 340
                                         PO BOX 2558
                                         HOUSTON TX 77252-2558

                                         PENLIN & CO                                        12.757
                                         REBATE ACCOUNT
                                         C/O JPMORGAN CHASE BANK
                                         ATTN MUTUAL FUNDS
                                         PO BOX 31412
                                         ROCHESTER NY 14603-1412


          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS


          The following financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2003 annual reports filing made with the SEC on October 28, 2003 (JPMST Accession No. 00001047469-03-034562 and JPMMFST Accession No. 00001047469-03-034563) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

          The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          Plus (+) or Minus (w): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

          A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

          Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Commercial Paper, Including Tax Exempt

          The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and longterm risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3/VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                      FITCH

DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

          Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE AND MUNICIPAL BONDS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

       APPENDIX B- ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL
                                   SECURITIES

    THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF CALIFORNIA. THE STATE OF CALIFORNIA HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS
          STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE


     This Appendix contains information about the State of California as set forth in "Appendix A" to the official statement issued by the State of California for its general obligation bond issue on October 29, 2003.

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
INTRODUCTION TO APPENDIX A                                                A-1

RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES                  A-3

STATE INDEBTEDNESS AND OTHER OBLIGATIONS                                  A-5
      General                                                             A-5
      Capital Facilities Financing                                        A-5
            General Obligation Bonds                                      A-5
            Commercial Paper Program                                      A-5
            Lease-Purchase Obligations                                    A-6
            Non-Recourse Debt                                             A-6
      Pension Obligation Bonds                                            A-6
      Fiscal Recovery Bonds                                               A-7
      Enhanced Tobacco Settlement Revenue Bonds                           A-7
      Cash Flow Borrowings                                                A-8

CASH FLOW                                                                 A-9
            2002-03 Fiscal Year                                           A-9
            2003 Revenue Anticipation Warrants                            A-9
            Fiscal Year 2003-04 Revenue Anticipation Notes               A-10

STATE FINANCES                                                           A-11
      The General Fund                                                   A-11
      The Special Fund for Economic Uncertainties                        A-11
      Inter-Fund Borrowings                                              A-12
      State Warrants                                                     A-14
            Registered Warrants                                          A-14
            Reimbursement Warrants                                       A-15
            Refunding Warrants                                           A-15
      Sources of Tax Revenue                                             A-15
            Personal Income Tax                                          A-15
            Sales Tax                                                    A-16
            Corporation Tax                                              A-17
            Insurance Tax                                                A-18
            Estate Tax; Other Taxes                                      A-18
            Special Fund Revenues                                        A-18
            Vehicle License Fee                                          A-19
            Taxes on Tobacco Products                                    A-19
      Recent Tax Receipts                                                A-21
      State Expenditures                                                 A-23
      State Appropriations Limit                                         A-23
      Proposition 98                                                     A-25
      Local Governments                                                  A-26
      Welfare Reform                                                     A-27
      Pension Trusts                                                     A-28
      Repayment of Energy Loans                                          A-30
      Tobacco Litigation Settlement                                      A-30
      Investment of Funds                                                A-31

THE BUDGET PROCESS                                                       A-32
      General                                                            A-32
      Constraints on the Budget Process                                  A-32

PRIOR FISCAL YEARS' BUDGETS                                              A-33

                                                                         PAGE
                                                                         ----
      2000 Budget Act                                                    A-33
      2001 Budget Act                                                    A-33
      2002 Budget Act                                                    A-34

CURRENT STATE BUDGET                                                     A-35
      Background                                                         A-35
      2003 Budget Act                                                    A-36
            Addressing the $38.2 Billion Shortfall                       A-37
            Expenditure Cuts/Savings                                     A-38
            Fund Shifts                                                  A-39
            Other Revenues                                               A-39
            Loans/Borrowings                                             A-39
            Fiscal Recovery Bonds                                        A-39
            Budget Controls and Flexibility                              A-40
            Continuing "Structural Deficit"                              A-40
            Election of New Governor                                     A-41
      Summary of State Revenues and Expenditures                         A-42
      Revenue and Expenditure Assumptions                                A-44
      Economic Assumptions                                               A-45

FINANCIAL STATEMENTS                                                     A-46

OVERVIEW OF STATE GOVERNMENT                                             A-47
      Organization of State Government                                   A-47
      Employee Relations                                                 A-49

ECONOMY AND POPULATION                                                   A-49
      Introduction                                                       A-49
      Population and Labor Force                                         A-50
      Employment, Income, Construction and Export Growth                 A-51

LITIGATION                                                               A-54
      Challenge to Discontinuation of Vehicle License Fee Offset         A-54
      Bond-Related Matters                                               A-55
      Challenge Seeking Payment to Teacher's Retirement Board            A-55
      Actions Seeking Flood-Related Damages                              A-55
      Tax Refund Cases                                                   A-56
      Environmental Cleanup Matter                                       A-57
      Energy-Related Matters                                             A-58
      Escheated Property Claims                                          A-58
      Action Seeking Damages for Alleged Violations of Privacy Rights    A-59
      Actions Seeking Program Modifications                              A-59
      Medically Indigent Adult Mandate Claims                            A-60

STATE DEBT TABLES                                                        A-61

EXHIBIT 1 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH
            RECEIPTS AND DISBURSEMENTS, JULY 1, 2002 THROUGH
            JUNE 30, 2003 (UNAUDITED)                                    EX-1
EXHIBIT 2 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH
            RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH
            SEPTEMBER 30, 2003 (UNAUDITED)                               EX-2

                           INTRODUCTION TO APPENDIX A

     IMPORTANCE OF APPENDIX A. APPENDIX A is the part of the Official Statement that provides investors with information concerning the State of California. Investors must read the entire Official Statement, including APPENDIX A, to obtain information essential to making an informed investment decision.

     ELECTION OF NEW GOVERNOR. Uncertified results from a special election held on October 7, 2003 indicate that the Governor of the State, Gray Davis, has been recalled and that he will be replaced as Governor by Arnold Schwarzenegger. The Secretary of State of the State has until November 15, 2003 to certify the results of the recall election. The new Governor would not take office until the election results are certified. The Governor-elect is in the process of assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may propose mid-year legislation or take executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

     CALIFORNIA'S FINANCIAL SITUATION. In May 2003, Governor Gray Davis stated that the State faced an estimated two-year budget shortfall of $38.2 billion. The recently enacted 2003 Budget Act (as defined herein) addressed the shortfall through, among other proposals, the issuance of approximately $10.7 billion of fiscal recovery bonds which are presently being challenged in court, and $1.9 billion of pension obligation bonds, which a trial court has declined to validate. See "LITIGATION--Bond-Related Matters."

     Although the 2003 Budget Act is balanced, the Legislative Analyst's Office projects that the State would face an estimated $7.9 billion deficit in fiscal year 2004-05, which will have to be addressed by future legislation or other budget solutions. The ability of the State to meet its current obligations (including its obligations pursuant to various cash flow borrowings becoming due in fiscal year 2003-04 as described herein under "CASH FLOW--2003 Revenue Anticipation Warrants and "--Fiscal Year 2003-04 Revenue Anticipation Notes") depends in large part on its ability to implement the borrowings contemplated by the 2003 Budget Act. The State can make no assurances that such borrowings will not be delayed or cancelled as a result of litigation or other reasons. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "CASH FLOW."

     The credit rating agencies have considered California's financial situation. In December 2002, Fitch downgraded the State's general obligation credit rating to "A." In July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB" and in August 2003, Moody's Investors Services downgraded such rating to "A3." In January 2001, these ratings were "AA," "AA" and "Aa2," respectively. See also "RATINGS" in the first part of this Official Statement.

     CALIFORNIA'S CREDIT HISTORY. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     OVERVIEW OF APPENDIX A. APPENDIX A begins with a description of recent developments regarding the State's economy and finances and then discusses the types of debt instruments that the State has issued and is authorized to issue in the future. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "STATE INDEBTEDNESS AND OTHER OBLIGATIONS." A discussion of the State's current and projected cash flow is contained under "CASH FLOW."

     APPENDIX A continues with a discussion of the sources and uses of State funds. See "STATE FINANCES." The budget process and constraints on this process, as well as the current budget and the economic assumptions underlying the revenue projections contained in the current budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."

     Then, APPENDIX A incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2002, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended June 30, 2002. The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2002 through September 30, 2003 are included as Exhibits 1 and 2 to this APPENDIX A. See "FINANCIAL STATEMENTS."

     Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION."

     APPENDIX A concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES").

            RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES

     In recent years the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market related income tax revenues, such as capital gains realizations and stock option income. The State estimates that stock market related personal income tax revenue declined from $17.9 billion in fiscal year 2000-01 to $6.1 billion in fiscal year 2001-02, and to $5.0 billion in 2002-03, a total 72 percent decline. The State's economy continued to grow slowly through August of 2003. Slow growth is projected for the balance of 2003, and moderate growth is projected in 2004, generally tracking the national economy.

     In the budget for fiscal year 2002-03 (July 1, 2002 to June 30, 2003), Governor Davis and the Legislature addressed the continuing decline in tax revenues, primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans. See "PRIOR FISCAL YEARS' BUDGETS--2002 Budget Act."

     The 2003-04 Governor's Budget, as proposed by Governor Davis on January 10, 2003, projected a shortfall or "gap" on a budgetary basis of $34.6 billion over the combined 2002-03 and 2003-04 fiscal years absent corrective action. The 2003-04 Governor's Budget (incorporating requests made in December 2002) called for budget actions totaling over $10.2 billion early in calendar year 2003 in order to achieve maximum savings. In March and April 2003, the Legislature passed revised budget adjustment legislation totaling about $10.4 billion in spending reductions, deferrals and fund transfers (including $5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04).

     The May Revision to the 2003-04 Governor's Budget, released on May 14, 2003 (the "May Revision"), projected that while some corrective action was taken in March and April 2003, the pre-corrective action budget gap had increased to about $38.2 billion, primarily due to the cancellation of the sale of tobacco securitization bonds (which bonds have now been issued), lost opportunities for savings with the passage of time, and increased caseload in certain health and correctional programs. The budget proposals contained in the May Revision were significantly changed from the original Governor's Budget, and Governor Davis proposed to address the budget challenge in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003, by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of expenditure cuts (some already approved by the Legislature in March and April of 2003), fund transfers and loans, and transfer ("realignment") of certain health and social services programs from the State to counties, and
(3) pursue legislative action during the balance of the 2003 legislative session to enact structural reforms that would eliminate an estimated $7.9 billion structural deficit for the 2004-05 fiscal year. See "CURRENT STATE BUDGET--Background."

     The annual Budget Act for fiscal year 2003-04 (the "2003 Budget Act"), adopted by the Legislature on July 29, 2003 and signed by Governor Davis on August 2, 2003, largely reflects the budget proposals contained in the May Revision. Realization of the 2003 Budget Act proposals is dependent upon numerous assumptions and contingencies more fully described herein, including, among others, the successful resolution of pending litigation relating to the issuance of pension obligation bonds and pending litigation relating to the issuance of fiscal recovery bonds (expected to generate approximately $10.7 billion of proceeds). A State trial court has declined to validate the pension obligation bonds and the State has appealed this decision. See "STATE INDEBTEDNESS--Pension Obligation Bonds," "--Fiscal Recovery Bonds" and "LITIGATION--Bond-Related Matters."

     As reflected in the May Revision, further legislative action will be required to address the remaining funding gap in fiscal year 2004-05. The Legislative Analyst's Office estimated the amount to be $7.9 billion. This "structural deficit" reflects in part the use of one-time revenue enhancements, cost reductions and fund transfers in fiscal years 2002-03 and 2003-04 that will be unavailable in fiscal year 2004-05 as well as customary expenditure growth due to, among other things, enrollment, caseload, and population growth. See "CURRENT STATE BUDGET--2003 Budget Act--Continuing Structural Deficit."

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." In fiscal year 2002-03, the State retired $7.5 billion of revenue anticipation warrants issued near the end of the preceding fiscal year and issued $12.5 billion of revenue anticipation notes maturing in June 2003. Due to the budget shortfalls described above, the State Controller issued $10.965 billion of revenue anticipation warrants on June 18, 2003. This borrowing provided cash resources necessary to pay the State's obligations in June 2003 (including the maturing $12.5 billion of revenue anticipation notes) and in the first few months of fiscal year 2003-04. To provide further assurance for the repayment of the revenue anticipation warrants, which mature on June 16, 2004, the State entered into agreements with seven financial institutions which committed (subject to the conditions set forth in the agreements, including the State's inability to refund the revenue anticipation warrants) to purchase the revenue anticipation warrants upon their maturity. If the State is required to draw under the agreements, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. See "CASH FLOW--2003 Revenue Anticipation Warrants." The State issued $3.0 billion of revenue anticipation notes on October 28, 2003. To provide further assurance for the payment of the revenue anticipation notes, which mature on June 23, 2004, the State entered into an agreement with certain financial institutions to provide letters of credit to pay principal and interest with respect to certain of such notes when due. If the State is required to draw under such letters of credit, or is otherwise unable to pay principal and interest on the notes at maturity, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. See "CASH FLOW--Fiscal Year 2003-04 Revenue Anticipation Notes."

     Since the 2003 Budget Act, the Controller has released actual results of receipts and disbursements for the months of August and September. Cash and unused borrowable resources through the end of September, 2003 were $1.1 billion above the projections done in connection with the 2003 Budget Act. See
"EXHIBIT 2 - STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH SEPTEMBER 30, 2003 (UNAUDITED)" No assurance can be given by the State that available cash and unused borrowable resources will continue to be above projections.

     In fiscal year 2002-03 the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State expects to pay $8.203 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $1.2 billion deficit by the end of calendar year 2004 notwithstanding the automatic unemployment insurance tax rate increase that takes effect January 1, 2004. The State may address this issue with one or more of the following options: (1) obtain a loan from the federal government, (2) rollback unemployment benefits and/or (3) increase unemployment insurance taxes which are the sole source of funds for the UI Fund. There is no reason to believe that one or all of these options will not be available to the State. The loan from the federal government would provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan would eventually be repaid from increased UI tax revenue or the available resources resulting from decreased benefits. Interest payments on the loan would be paid by the EDD Contingent Fund and not the General Fund. The new Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed in the upcoming session of the Legislature.

                    STATE INDEBTEDNESS AND OTHER OBLIGATIONS

     GENERAL

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     CAPITAL FACILITIES FINANCING

          GENERAL OBLIGATION BONDS

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of October 1, 2003, the State had outstanding $30,103,927,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $24,021,001,000 of long-term general obligation bonds. This latter figure consists of $13,628,542,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $10,392,459,000 of other authorized but unissued general obligation bonds. See the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES." See introduction to "STATE DEBT TABLES" for information as to bonds issued or expected to be issued after October 1, 2003.

     General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds, representing 4.7% of the State's total outstanding general obligation bonds as of October 1, 2003.

     The Legislature has approved approximately $22 billion of potential bond authorizations to be placed on the ballot in March of 2004, including the Kindergarten-University Public Education Facilities Bond Act of 2004 and the Safe, Reliable High-Speed Passenger Train Bond Act of the 21st Century. Additional bond proposals may also be added in 2004.

          COMMERCIAL PAPER PROGRAM

     Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. The State's commercial paper credit facility expired in August 2003. The State is currently negotiating a new credit facility. See "STATE DEBT TABLES."

          LEASE-PURCHASE OBLIGATIONS

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this section of the Official Statement and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $6,620,144,071 General Fund-supported lease-purchase obligations outstanding as of October 1, 2003. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4,781,492,000 authorized and unissued as of October 1, 2003. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases. See introduction to "STATE DEBT TABLES" for information as to bonds issued or expected to be issued after October 1, 2003.

          NON-RECOURSE DEBT

     Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase obligations). State agencies and authorities had $42,558,532,631 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2002, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES."

     Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."

     PENSION OBLIGATION BONDS

     Pursuant to the California Pension Obligation Financing Act, Government Code Section 16910 ET SEQ. (the "Pension Bond Act"), the State proposed to issue $1.9 billion of pension obligation bonds to make fiscal year 2003-04 contributions to the California Public Employees' Retirement System

("CalPERS"). The payment of debt service on the pension obligation bonds will be payable from the General Fund subject to the priorities specified in the Pension Bond Act. The State would make an interest-only payment on the pension obligation bonds in fiscal year 2003-04 and principal and interest payments in each fiscal year from 2004-05 through 2008-09. The proposed pension obligation bonds are the subject of a validation action brought by the Pension Obligation Bond Committee for and on behalf of the State. In that validation action, the Pension Obligation Bond Committee seeks to obtain the court's determination that the pension obligation bonds will not be in violation of the Constitutional debt limit because the proceeds of the pension obligation bonds will be used to pay the State's employer obligation to CalPERS, which is an "obligation imposed by law." On October 2, 2003, the trial court issued a judgment denying the State's request that the bonds be validated. The State has filed a petition for writ of mandate in the California Supreme Court and has requested the court's expedited consideration of the petition. Pension obligation bonds were not issued in time to make the October 1, 2003 quarterly pension contributions. The next quarterly contribution in the estimated amount of $553 million is due on January 2, 2004. The size of any future bond issue to fund the 2003-04 contributions to CalPERS will be reduced in the event this litigation causes further delay in the issuance of the pension obligation bonds. See "LITIGATION--Bond-Related Matters."

     FISCAL RECOVERY BONDS

     The State proposes to issue approximately $10.7 billion of fiscal recovery bonds in February and April, 2004. The California Fiscal Recovery Financing Act (Government Code Section 99000 et seq.), was adopted pursuant to Chapter 13, First Extraordinary Session, Statutes of 2003. The California Fiscal Recovery Financing Act authorizes the issuance of fiscal recovery bonds, proceeds of which would be deposited in the General Fund, to eliminate the estimated $10.675 billion accumulated budget deficit through June 30, 2003. This is the largest and most critical component of the 2003 Budget Act. The State plans to issue the fiscal recovery bonds in February and April of 2004. However, the issuance of the fiscal recovery bonds is the subject of current litigation, as described below.

     The fiscal recovery bonds will be issued by a Fiscal Recovery Finance Authority, and will be paid from future annual appropriations by the Legislature, if any, from the Fiscal Recovery Fund. The Fiscal Recovery Financing Act establishes the Fiscal Recovery Fund outside of the General Fund. The Legislature has enacted a temporary one-half cent State sales tax beginning July 1, 2004, the revenues of which will be deposited and held in the Fiscal Recovery Fund, available for the Legislature's future appropriations, if any, to pay debt service on the fiscal recovery bonds. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax."

     Payment of debt service on the fiscal recovery bonds will be subject to future annual appropriation by the Legislature. A legal advocacy institution has filed a lawsuit challenging the proposed issuance of the fiscal recovery bonds alleging that the issuance of such fiscal recovery bonds violates the constitution's debt-limit provisions. See "LITIGATION--Bond-Related Matters." Prior to the filing of that lawsuit, the Attorney General concluded that fiscal recovery bonds issued pursuant to the terms of the Fiscal Recovery Bond Act would not be debt prohibited by the Constitutional debt limit.

     ENHANCED TOBACCO SETTLEMENT REVENUE BONDS

     In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the manufacturers agreed to make payments to the State in perpetuity. See "STATE FINANCES--Tobacco Settlement Litigation." Chapter 414, Statutes of 2002, as amended, allows the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in proceeds was completed in January 2003.

     A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 414, Statutes of 2002, as amended, requires the Governor to request an appropriation in the annual budget act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The 2003 Budget Act authorizes the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

     Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

     CASH FLOW BORROWINGS

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher learning (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of (whether at stated maturity or upon earlier redemption) and interest on general obligation bonds of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom, and
(iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction in a final and nonappealable judgment to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately. Priority Payments also includes payments of principal and interest on registered warrants issued to make Priority Payments. See "State Finances" below.

     The following table shows the amount of RANs and RAWs issued in the past five fiscal years and in the current fiscal year.

                                     TABLE 1
       STATE OF CALIFORNIA REVENUE ANTICIPATION NOTES AND WARRANTS ISSUED
                         FISCAL YEARS 1998-99 TO 2003-04

                                        PRINCIPAL
                                         AMOUNT
FISCAL YEAR            TYPE             (BILLIONS)      DATE OF ISSUE         MATURITY DATE
-----------   ----------------------   ------------   ------------------   -------------------
1998-99       Notes                         1.70      October 1, 1998      June 30, 1999
1999-00       Notes Series A-B              1.00      October 1, 1999      June 30, 2000
2000-01       No Notes issued
2001-02       Notes Series A-C              5.70      October 4, 2001      June 28, 2002
              RAWs Series A                 1.50      June 24, 2002        October 25, 2002
              RAWs Series B                 3.00      June 24, 2002        November 27, 2002
              RAWs Series C                 3.00      June 24, 2002        January 30, 2003+
2002-03       Notes Series A and C          6.00      October 16, 2002     June 20, 2003
              Notes Series B and D          3.00      October 16, 2002     June 27, 2003
              Notes Series E - G            3.50      November 6, 2002     June 20, 2003
              RAWs Series A and B         10.965      June 18, 2003        June 16, 2004
2003-04       Notes                         3.00      October 28, 2003     June 23, 2004

----------
+    Called by the Controller and paid on November 27, 2002.

Source:   State of California, Office of the Treasurer.

                                    CASH FLOW

          2002-03 FISCAL YEAR

     The State issued a total of $12.5 billion of 2002-03 RANs ("2002 RANs") in October 2002 and November 2002 to partially fund its cash flow needs in fiscal year 2002-03, including repayment of the 2002 RAWs issued in June 2002. The State Controller issued $10.965 billion of RAWs on June 18, 2003, to provide enough additional cash to pay the maturing 2002 RANs and to pay other State obligations in June 2003 and in the first months of the 2003-04 fiscal year. See "2003 Revenue Anticipation Warrants."

          2003 REVENUE ANTICIPATION WARRANTS

     As noted above, the Controller issued, on June 18, 2003, $10.965 billion of 2003 Revenue Anticipation Warrants (the "2003 Warrants"). The 2003 Warrants will all mature on June 16, 2004. At the time of issuance, cash flows prepared by the Department of Finance, based upon the 2003 Budget Act, projected that there would be sufficient available moneys in the General Fund (including from internal borrowing) to repay the 2003 Warrants at maturity. This projection assumed, among other assumptions, the receipt by the State during the year of $2.0 billion tobacco securitization bond proceeds, $10.675 billion of fiscal recovery bond proceeds, and $1.355 billion of pension obligation bond proceeds. The State received $2.264 billion of tobacco securitization bond proceeds in September 2003. The fiscal recovery bonds and the pension obligation bonds are the subject of litigation as described herein. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and "LITIGATION--Bond-Related Matters." The payment of principal of and interest on the 2003 Warrants is subject to the prior application of moneys in the General Fund to pay Priority Payments. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings" for a definition of Priority Payments.

     If it appears to the Controller that there will be insufficient available money in the General Fund to pay the 2003 Warrants at maturity, the Controller has agreed to use his best efforts to offer for sale at competitive bid and issue refunding warrants to pay the 2003 Warrants in full. See "STATE FINANCES--State Warrants--Refunding Warrants." While no assurance can be given that the State would be able to sell refunding warrants, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets.

     If the Controller were unable to issue refunding warrants in sufficient amounts, the State may decide to borrow under seven Forward Warrant Purchase Agreements into which the State has entered with seven financial institutions ("Participants"), on a several and not joint basis (the "Forward Purchase Agreements"), that will enable the State to borrow up to $11.2 billion to obtain additional cash resources to pay the principal of and interest on the 2003 Warrants on their maturity date. The Forward Purchase Agreements do not constitute a guaranty of the 2003 Warrants and contain certain conditions which must be met in order for the State to obtain advances of funds from the Participants. The conditions to be satisfied on June 16, 2004, include the condition that no event of default under the Forward Purchase Agreements shall have occurred. It is an event of default under the Forward Purchase Agreements if the State fails to pay when due, or otherwise defaults on, any general obligation bond or any short-term debt, or the validity of any general obligation bond or any short-term debt is contested by the State in a judicial or administrative proceeding. Events of default under the Forward Purchase Agreements also include a judgment that any 2003 Warrants issuable to the Participants is illegal or unenforceable or that any representation or warranty of the State in the Forward Purchase Agreements proved to have been untrue in any material respect when made on June 18, 2003.

     If the State draws upon the Forward Purchase Agreements, it will deliver to the Participants registered warrants due immediately and without a maturity date. Repayment by the State of the registered warrants issued to Participants is subordinate in rank of the use of available cash resources on any day to payment of Priority Payments (defined above) and to rental payments to support lease revenue bonds and principal of and interest on pension obligation bonds. However, the issuance of such registered warrants will severely restrict the State's cash management flexibility. See "STATE FINANCES--State Warrants--Registered Warrants" for a description of the nature of registered warrants and the method by which they are repaid, as it relates to other obligations of the State.

     The Forward Purchase Agreements contain a number of covenants on the part of the State relating to cash flow management and cash flow borrowing. One covenant requires the State to maximize internal borrowing from special funds prior to borrowing under the Forward Purchase Agreements. See "STATE FINANCES--Inter-Fund Borrowings." Other covenants prohibit the State from issuing any warrants or revenue anticipation notes having a maturity date prior to seven days after the maturity date of the 2003 Warrants.

          FISCAL YEAR 2003-04 REVENUE ANTICIPATION NOTES

     The State issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"). The 2003-04 RANs will mature on June 23, 2004. As a condition to such issuance, the Department of Finance of the State estimated that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2003-04 RANs when due. Just as in the case of the 2003 Warrants, such estimate assumed, among other things, receipt by the State of $10.675 billion of fiscal recovery bond proceeds and $1.355 billion of pension obligation bond proceeds, both of which bond issuances are the subject of litigation. See "LITIGATION--Bond-Related Matters."

     If it appears that there will be insufficient available money in the General Fund to pay the principal of and interest on the 2003-04 RANs at maturity, the State has covenanted to use its best efforts to issue registered reimbursement warrants or other obligations, as was done in June 2003, to assure additional cash resources for the General Fund. While no assurance can be given that the State would be able to sell registered reimbursement warrants or other obligations, the State has always been able to borrow funds to meet its cash flow needs in the past and expects to take all steps necessary to continue to have access to the short-term and long-term credit markets. See "STATE FINANCES--State Warrants--Reimbursement Warrants."

     Repayment of principal of and interest on $1.835 billion of the 2003-04 RANs is required to be paid from draws under letters of credit (the "Letters of Credit") issued by various financial institutions ("Credit Banks"). The remaining $1.165 billion of 2003-04 RANs ("Unenhanced 2003-04 RANs") were issued directly to various financial institutions (the "Parity Note Purchasers").

     If the State is unable to repay the draws upon the Letters of Credit or pay the Unenhanced 2003-04 RANs at maturity, it will deliver registered warrants, due immediately and without a maturity date, to the Credit Banks and the Parity Note Purchasers, as applicable. Repayment by the State of any registered warrants issued to Credit Banks and the Parity Note Purchasers is subordinate in rank of the use of available cash resources on any day to payment of Priority Payments (defined above), to rental payments to support lease revenue bonds and principal of and interest on pension obligation bonds and to registered warrants issued to Participants as described above under "2003 Revenue Anticipation Warrants." However, the issuance of such registered warrants will severely restrict the State's cash management flexibility. See "STATE FINANCES--State Warrants--Registered Warrants" for a description of the nature of registered warrants and the method by which they are repaid, as it relates to other obligations of the State.

                                 STATE FINANCES

     THE GENERAL FUND

     The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX A. See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual budget act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

     The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

     The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of
Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

     For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     See the caption "CURRENT STATE BUDGET" for information concerning the recent balances in the SFEU and projections of the balances for the current and upcoming fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements, existing contractual requirements with respect to the 2003 Warrants and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

     INTER-FUND BORROWINGS

     Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund from such special funds, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made from a special fund which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account. See also, "CASH FLOW--2003 Revenue Anticipation Warrants" for a description of certain covenants of the State relating to internal borrowings.

     As of September 30, 2003, $2.5 billion of outstanding loans from the SFEU and $0.3 billion of outstanding loans from other special funds were used to pay expenditures of the General Fund. See "STATE FINANCES--State Warrants," "Exhibit 1--State Controller's Statement of General Fund Cash Receipts and Disbursements, July 1, 2002 through June 30, 2003 (Unaudited)" and "Exhibit 2--State Controller's Statement of General Fund Cash Receipts and Disbursements, July 1, 2003 through September 30, 2003 (Unaudited)." In addition, as of this date, the State had $10.965 billion of RAWs maturing in mid-June 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

     Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

     At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.

     In addition to temporary inter-fund borrowings described in this section, some of the budget solutions in the 2003-04 and other recent fiscal years have included other transfers and long-term loans from special funds to the General Fund, specified in legislation. In some cases, such loans and transfers have the effect of reducing internal borrowable resources. See "CURRENT STATE BUDGET--2003 Budget Act--Other Revenues" for a description of such transfers and "CURRENT STATE BUDGET--2003 Budget Act--Loans/Borrowings" for a description of such loans.

     The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 1999-00 through 2002-03 and estimates, as of August 21, 2003, for 2003-04. The estimates for 2003-04 do not reflect the actual receipts and disbursements through September 2003. See "EXHIBIT 2--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH SEPTEMBER 30, 2003 (UNAUDITED)"

                                     TABLE 2
                          INTERNAL BORROWABLE RESOURCES
                                  (CASH BASIS)
                                   (MILLIONS)

                                                                          JUNE 30
                                          ------------------------------------------------------------------------
                                              2000           2001          2002(a)        2003(b)       2004(c)
                                          ------------   ------------   ------------   ------------   ------------
Available Internal Borrowable Resources   $    9,427.2   $   12,342.4   $   12,979.7   $   10,401.5   $    8,747.9

Outstanding Loans

     From Special Fund for Economic
     Uncertainties                                 -0-            -0-        2,524.5            -0-        1,902.6

     From Special Funds and Accounts               -0-            -0-          423.5            -0-            -0-

     Total Outstanding Internal Loans              -0-            -0-        2,948.0            -0-        1,902.6

Unused Internal Borrowable Resources      $    9,427.2   $   12,342.4   $   10,031.7   $   10,401.5   $    6,845.3

----------
(a) At June 30, 2002, the State also had outstanding $7.5 billion of external borrowings in the form of revenue anticipation warrants. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."
(b) At June 30, 2003, the State also had outstanding $10.965 billion of external borrowings in the form of revenue anticipation warrants.
(c)  Department of Finance estimates as of August 21, 2003.

Source: State of California, Department of Finance. Information for the fiscal years ended June 30, 2000 through June 30, 2003, are actual figures. For the fiscal year ending June 30, 2004, these figures were estimated as of August 21, 2003, by the Department of Finance.

     STATE WARRANTS

     No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law).

          REGISTERED WARRANTS

     If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement such as the Forward Purchase Agreements. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made. The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable.

     As described under "CASH FLOW--2003 Revenue Anticipation Warrants" and "--Fiscal Year 2003-04 Revenue Anticipation Notes," if the State is required to obtain advances under the Forward Purchase Agreements to pay some or all of the 2003 Warrants (defined above) or draw on the Letters of Credit (defined above) to pay some or all of the 2003-04 RANs at maturity, or is otherwise unable to pay the 2003-04 RANs at maturity, the State will issue registered warrants without a maturity date to the Participants (defined above), Credit Banks (defined above) or Parity Note Purchasers (defined above), as applicable, bringing into effect the daily application of Unapplied Moneys in the General Fund described in the previous paragraph. The adverse results from issuing these registered warrants could include: (1) the State would be required by law to pay the registered warrants before issuing warrants that could be cashed immediately to persons or entities (e.g., suppliers and certain local governments) otherwise entitled to payments from the State General Fund, and the State's ability to manage its cash would therefore be limited; and (2) a default under the State's bank credit facilities backing the State's variable rate general obligation bonds and/or commercial paper notes (which would increase the State's borrowing costs and debt service payments).

          REIMBURSEMENT WARRANTS

     In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date.

     The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.

     The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003 (the 2003 Warrants). See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES," "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings," and "CASH FLOW--2003 Revenue Anticipation Warrants."

          REFUNDING WARRANTS

     If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

     SOURCES OF TAX REVENUE

     The following is a summary of the State's major revenue sources. Further information on State revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1998-99 Through 2003-04" for a comparison, by amount received, of the sources of the State's tax revenue.

          PERSONAL INCOME TAX

     The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (AMT), which is much like the federal AMT. The personal income tax structure is highly progressive. The State Franchise Tax Board estimated that the top 1 percent of taxpayers paid 39.5 percent of the total personal income tax in tax year 2001.

     Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last half of the 1990s. The increasing influence that these stock market-related income sources had on personal income tax revenues linked to the highly progressive structure added a significant dimension of volatility to personal income tax receipts. Just as the State's remarkable revenue growth was driven by stock market related gains, the dramatic decline that occurred in 2001-02 largely reflects the stock market's decline. The 2003 Budget Act estimates that capital gains realizations and stock options accounted for roughly 25 percent of General Fund tax revenues in 2000-01, which dropped to
8.5 percent in 2001-02, and will account for about 7 percent in 2002-03 and in 2003-04. See "CURRENT STATE BUDGET--Economic Assumptions."

          SALES TAX

     The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

     The breakdown of the base state and local sales tax rate of 7.25 percent in 2003 is as follows:

     -    5 percent is imposed as a State General Fund tax;

     - 0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     - 0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);

     - 1.25 percent is a local tax imposed under the Uniform Local Sales and Use Tax Law. Of that amount, 0.25 percent is dedicated to county transportation purposes, and 1 percent is for city and county general-purpose use.

     Effective July 1, 2004, the 1 percent local sales and use tax rate for city and county general-purpose use will decrease to 0.5 percent. Representatives of several local governments have stated their intention to bring a legal action to contest the termination of this one-half cent of sales tax authority. Also on July 1, 2004, a new 0.5 percent sales and use tax for the State will be imposed. Revenues from the new sales and use tax will be deposited in the newly created Fiscal Recovery Fund created by Chapter 13, Statutes of 2003 (the legislation that authorizes the issuance of fiscal recovery bonds) and will be available for the payment of the fiscal recovery bonds proposed to be issued in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds." The proposed issuance of fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters."

     Local entities will be allowed to keep property tax revenues that would normally have gone to schools, in the same amounts as their sales and use tax revenues were decreased.

     The new 0.5 percent State sales and use tax will end when the fiscal recovery bonds have been repaid, and the local 0.5 percent sales and use tax will be restored to 1 percent. The property tax shift will also end at that time.

     Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25 percent will be as follows:

     -    5 percent imposed as a State General Fund tax;

     - 0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     - 0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

     - 0.75 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.50 percent for city and county general-purpose use;

     - 0.5 percent deposited in a special fund available to repay the State's fiscal recovery bonds (Fiscal Recovery Fund).

     Pursuant to prior law, 0.25 percent of a basic 5.00 percent State tax rate could be terminated upon certification by the Director of Finance by November 1 in any year that the balance in the budget reserve for two consecutive years exceeded 4 percent of General Fund revenues. The 0.25 percent rate would be reinstated if the Director of Finance subsequently determined that the reserve would not exceed 4 percent of General Fund revenues. Pursuant to this law, a
0.25 percent cut in the State sales tax occurred on January 1, 2001 but was reinstated on January 1, 2002.

     Legislation enacted as part of the 2001-02 annual budget revised this test to provide that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year beginning on and after January 1, 2002, upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 1/4 cent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 1/4 cent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The reserve was not sufficient to trigger an additional year of reduction for calendar year 2002 or 2003. The 2003 Budget Act forecast estimates that the reserve level will again be insufficient to trigger a reduction for calendar year 2004. See "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures" for a projection of the 2003-04 General Fund reserve.

          CORPORATION TAX

     Corporation tax revenues are derived from the following taxes:

     1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

     2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

     3. The alternative minimum tax (AMT) is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

     4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

     5.   Sub-Chapter S corporations are taxed at 1.5 percent of profits.

     Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB 2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 85 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

          INSURANCE TAX

     The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

          ESTATE TAX; OTHER TAXES

     The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1998-99 Through 2003-04."

     Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

          SPECIAL FUND REVENUES

     The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income:

     - Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

     - Charges for special services to specific functions, including such items as business and professional license fees.

     - Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

     - Motor vehicle related taxes and fees accounted for about 41 percent of all special fund revenues and transfers in 2001-02. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2001-02, $7.1 billion was derived from the ownership or operation of motor vehicles. This was 15 percent below the 2000-01 level. About $3.1 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

          VEHICLE LICENSE FEE

     Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. Chapter 322, Statutes of 1998 ("Chapter 322"), established a vehicle license fee ("VLF") offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25 percent beginning January 1, 1999. Later legislation increased the offset to 35 percent for 2000 and the first half of calendar year 2001, and to 67.5 percent July 1, 2001.

     Under Chapter 322, a continuous appropriation from the General Fund "backfills" the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. Chapter 322 also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003, to the pre-1999 level of two percent of a vehicle's depreciated value and the State will not be obligated to make any offset payments from the General Fund in 2003-04. The suspension of the backfill of the VLF offset is estimated to reduce General Fund expenditures in 2003-04 by $4.2 billion.

     On July 1, 2003, the Howard Jarvis Taxpayers Association filed a lawsuit challenging the restoration of the VLF to 1998 levels. Until the case is decided, VLF will continue to be collected at the full two percent rate as authorized by statute. See "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset."

          TAXES ON TOBACCO PRODUCTS

     On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and to environmental and recreation programs.

     Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. There is litigation pending challenging the enactment of these taxes. See "LITIGATION--Tax Refund Cases."

     The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco product are earmarked as follows:

     1. Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

     2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

     3.   Ten cents of the per-pack tax is allocated to the State's General
Fund.

     4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

     The 2003 Budget Act proposes a tobacco products licensing requirement, which would also reduce overall tobacco tax evasion. The one time license application fee and per pack fee would generate one-time revenues of $22 million in 2003-04 that would be dedicated to a new Cigarette and Tobacco Products Compliance Fund. Reduced evasion associated with this licensure requirement is expected to generate $36 million ($4 million General Fund) in additional tobacco revenues during the implementation phase in 2003-04.

     RECENT TAX RECEIPTS

     The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years and the current fiscal year.

                                     TABLE 3
                               RECENT TAX RECEIPTS

                     TREND OF STATE                TAXES PER $100
                   TAXES PER CAPITA(a)           OF PERSONAL INCOME
               ----------------------------   ------------------------
FISCAL YEAR    GENERAL FUND       TOTAL       GENERAL FUND     TOTAL
-----------    -------------   ------------   ------------   ---------
1998-99         $ 1,771.02      $ 2,121.72      $  6.25       $ 7.48
1999-00           2,095.53        2,447.03         7.04         8.22
2000-01           2,223.15        2,589.79         6.88         8.02
2001-02           1,806.41        2,112.36         5.56         6.50
2002-03(b)        1,826.41        2,128.04         5.66         6.60
2003-04(b)        1,873.27        2,271.80         5.72         6.93

----------
(a)  Data reflect population figures based on the 2000 Census.
(b)  Estimated.

Source: State of California, Department of Finance.

     The following table gives the actual and estimated revenues by major source for the last five years and the current fiscal year. This table shows taxes which provide revenue both to the General Fund and State special funds.

                                     TABLE 4
                   COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS
                             1998-99 THROUGH 2003-04
                            (MODIFIED ACCRUAL BASIS)
                             (THOUSANDS OF DOLLARS)

  YEAR                                                                   INHERITANCE,
 ENDING       SALES AND       PERSONAL                                    ESTATE AND
 JUNE 30        USE(a)         INCOME       CORPORATION    TOBACCO(b)        GIFT
----------   -------------   -----------   ------------   ------------   ------------
 1999        22,890,693      30,894,865     5,724,237        976,512       890,490
 2000        25,525,788      39,578,237     6,638,898      1,216,651       928,146
 2001        26,616,073      44,618,532     6,899,322      1,150,869       934,709
 2002        26,004,521      33,051,107     5,333,030      1,102,806       890,627
 2003(e)     24,757,747(f)   32,442,000     6,700,011      1,068,200       694,800
 2004(e)     26,063,712(f)   33,595,700     7,035,011      1,049,752       436,500

  YEAR                                                       MOTOR          MOTOR
 ENDING                       ALCOHOLIC       HORSE         VEHICLE        VEHICLE
 JUNE 30       INSURANCE      BEVERAGES       RACING         FUEL(c)       FEES(d)
----------   -------------   -----------   ------------   ------------   ------------
 1999          1,253,972       273,112        61,185       3,025,226      5,610,374
 2000          1,299,777       282,166        44,130       3,069,694      5,263,245
 2001          1,496,556       288,450        42,360       3,142,142      5,286,542
 2002          1,595,846       292,627        42,247       3,295,903      3,836,795
 2003(e)       1,880,150       290,000        44,455       3,307,244      3,923,911
 2004(e)       2,068,150       288,000        44,985       3,313,301      7,441,870

----------
(a) Numbers include local tax revenue from the 0.5 percent rate increase enacted by Chapter 85, Statutes of 1991, for the State-local realignment program. The 0.5% rate is equivalent to about $2.3 to $2.5 billion per year. The figures also reflect a 0.25 percent reduction during calendar year 2001.
(b) Proposition 10 (November 1998) increased the cigarette tax to $0.87 per pack and added the equivalent of $1.00 tax to other tobacco products.
(c) Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.
(d) Registration and weight fees, motor vehicle license fees and other fees. Vehicle license fee values reflect a 25 percent reduction for 1999 from the 1998 rate of two percent of a vehicle's depreciated value; a 35 percent reduction from such rate for 2000 and the first half of 2001; a 67.5 percent reduction from such rate for the second half of 2001 through September 2003, and no reduction from such rate after September 2003. See "STATE FINANCES--Sources of Tax Revenue--Vehicle License Fee."
(e)  Estimated.
(f) The figures do not include voter approved local revenue, the 0.50 percent Local Public Safety Fund revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue.

NOTE: This table shows taxes which provide revenue both to the General Fund and State special funds. Also, some revenue ources are dedicated to local governments. This accounts for differences between the information in this table and Table 11.

----------
Source: Fiscal years 1998-99 through 2001-02: State of California, Office of the State Controller.
          Fiscal years 2002-03 and 2003-04: State of California, Department of Finance.

     STATE EXPENDITURES

     The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.

                                     TABLE 5
                             GOVERNMENTAL COST FUNDS
                                (BUDGETARY BASIS)
               SCHEDULE OF EXPENDITURES BY FUNCTION AND CHARACTER
                         FISCAL YEARS 1997-98 TO 2001-02
                                   (THOUSANDS)

                                                        1997-98        1998-99        1999-00        2000-01       2001-02
                                                     ------------   ------------   ------------   ------------   ------------
Function
Legislative, Judicial, Executive
   Legislative                                       $    209,690   $    219,814   $    232,323   $    262,370   $    265,312
   Judicial                                               766,932      1,346,131      1,372,681      1,478,710      1,633,518
   Executive                                              919,606        958,189      1,241,219      1,352,128      1,371,891
State and Consumer Services                               771,444        829,745        856,096        950,192      1,100,942
Business, Transportation and Housing
   Business and Housing                                   136,558        136,893        156,499        601,053        240,237
   Transportation                                       3,924,428      4,462,905      5,549,520      4,417,139      6,052,926
Technology, Trade and Commerce                             62,235        130,796        488,489        140,833         81,832
Resources                                               1,323,860      1,695,323      1,858,844      3,349,003      2,284,269
Environmental Protection                                  605,584        600,060        689,678        869,539        993,144
Health and Human Services                              18,059,611     19,616,132     21,806,291     24,204,531     26,563,743
Correctional Programs                                   3,901,296      4,181,474      4,412,542      4,952,927      5,242,369
Education
   Education-K through 12                              21,574,341     22,783,975     26,356,838     28,720,596     28,078,228
   Higher Education                                     7,022,658      7,838,117      8,553,343      9,655,954      9,945,193
General Government
   General Administration                                 764,615        859,703        982,923      1,294,587      2,475,564
   Debt Service                                         1,979,211      1,988,176      2,072,960      2,270,649      2,432,942
   Tax Relief                                             453,030        450,213      1,840,129      4,655,826      3,028,703
   Shared Revenues                                      3,892,036      4,151,197      3,677,687      4,385,429      5,528,996
   Brown vs. US Dept. of Health and Human Services                                                                     96,000
   Other Statewide Expenditures                         1,373,823        891,070        580,307        635,475        476,170
Expenditure Adjustment for Encumbrances                  (162,630)      (461,310)      (628,506)    (1,943,208)      (681,856)
Credits for Overhead Services by General Fund            (125,678)      (144,041)      (170,594)      (197,343)      (251,575)
Statewide Indirect Cost Recoveries                        (48,963)       (32,791)       (37,423)       (36,610)       (47,862)
   Total                                             $ 67,403,687   $ 72,501,771   $ 81,891,846   $ 92,019,780   $ 96,910,686
                                                     ------------   ------------   ------------   ------------   ------------

Character
   State Operations                                  $ 20,199,031   $ 21,092,849   $ 22,864,874   $ 24,850,286   $ 27,994,343
   Local Assistance                                    46,666,925     50,734,442     58,369,828     66,087,018     67,993,721
   Capital Outlay                                         537,731        674,480        657,144      1,082,476        922,622
                                                     ------------   ------------   ------------   ------------   ------------
      Total                                          $ 67,403,687   $ 72,501,771   $ 81,891,846   $ 92,019,780   $ 96,910,686
                                                     ============   ============   ============   ============   ============

----------
Source: State of California, Office of the State Controller.

     STATE APPROPRIATIONS LIMIT

     The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     The following table shows the Appropriations Limit for 1999-00 through 2003-04. Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. Since the excess revenues are calculated over a two-year period, there were no excess revenues for the combined 1999-00 and 2000-01 fiscal years.

     As of the release of the 2003 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $16.902 billion and $13.207 billion under the Appropriations Limit in fiscal years 2002-03 and 2003-04, respectively.

                                     TABLE 6
                           STATE APPROPRIATIONS LIMIT
                                   (MILLIONS)

                                                         FISCAL YEARS
                                  ---------------------------------------------------------
                                   1999-00     2000-01     2001-02     2002-03      2003-04
                                  --------    --------    --------    --------     --------
State Appropriations Limit        $ 50,673    $ 54,073    $ 59,318    $ 59,591     $ 61,702
Appropriations Subject to Limit    (51,648)    (51,648)    (42,240)    (42,689)*    (48,495)*
Amount (Over)/Under Limit         $   (975)   $  2,425    $ 17,078    $ 16,902*    $ 13,207*

----------
*    Estimated/Projected.

Source:   State of California, Department of Finance.

     PROPOSITION 98

     On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. See "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" for a discussion of the impact of the 2003 Budget Act on the level of local property taxes available for Proposition 98 funding.

     Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs. This is true regardless of whether the year in question is a Test 1, Test 2, or Test 3 year.

     Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. The difference between the funding level provided pursuant to such suspension and the minimum guarantee otherwise applicable for such fiscal year must be repaid in future fiscal years. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools. See "STATE FINANCES--State Appropriations Limit."

     The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,624 and $6,887 per-pupil in fiscal years 2002-03 and 2003-04, respectively. These amounts are 52 percent and 58 percent above the 1994-95 level of $4,351 per pupil.

     Total revenues (General Fund subject to the State Appropriations Limit ("SAL") and local property taxes) have increased significantly since 1994-95. The projected level of General Fund SAL revenue for 2002-03 was $65.036 billion. The revised 2002-03 Proposition 98 appropriations of $29.3 billion reflect a deferral of $1.820 billion to be reappropriated in 2003-04.

     The General Fund SAL revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $2.353 billion. The General Fund share of the guarantee Proposition 98 will increase approximately $415.3 million, from $29.4 billion in 2002-03 to $29.8 billion in 2003-04. The 2003 Budget Act proposes Proposition 98 funding at $215.2 million above the minimum, with enrollment growth for general apportionments and special education fully funded and total K-14 education funding of approximately $45.7 billion ($6,887 per K-12 pupil), an increase of 4.0 percent per pupil compared to the revised 2002-03 level. Total 2003-04 Proposition 98 appropriations of $30.0 billion reflect the permanent deferral of $1.087 billion. See "CURRENT STATE BUDGET" for further discussion of education funding.

     LOCAL GOVERNMENTS

     The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, ("Proposition 13") was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" for a discussion of the impact of the 2003 Budget Act on local sales taxes. The 2002 Budget Act expanded such transfers to include community redevelopment agencies, which were not included in the original transfers. These agencies paid $75 million to schools in 2002-03. The 2003 Budget Act increases this payment to $135 million in 2003-04 only. The 2003 Budget Act and related legislation continue to provide significant assistance to local governments, including $238.2 million for various local public safety programs. This amount includes $100 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, and $38.2 million for reimbursement of jail booking fees. The 2003 Budget Act also provides $40.15 million for open space subvention reimbursements to cities and counties.

     A program to offset a portion of the vehicle license fees ("VLF") paid by vehicle owners was established in 1998. See "Sources of Tax Revenue--Vehicle License Fee." This offset provided tax relief of $3.985 billion in 2002-03. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999 level and the State will not be obligated to make any offset payments from the General Fund in 2003-04. This action will reduce General Fund expenditures by about $4.2 billion in fiscal year 2003-04 and result in a reduction of approximately $825 million in transfers to local governments to cover the period of time needed for the Department of Motor Vehicles to phase out the offset from vehicle registration bills. The 2003 Budget Act and related legislation require the State to repay the $825 million VLF "gap" loss to local governments no later than August 15, 2006. However, the Legislature failed to approve legislation that would also advance up to $40 million of the $825 million VLF "gap" loss for those local governments that are disproportionately affected by this reduction. The 2003 Budget Act also increases the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. A case has been filed challenging the restoration of the VLF. See "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset."

     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.9 billion in State resources and $475 million in resources from the counties in 2003-04.

     The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     WELFARE REFORM

     The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2004.

     Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

     Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-04 CalWORKs caseload is projected to be 466,000, down from 480,000 cases in 2002-03. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

     In 2003-04, California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2003 Budget Act suspends the October 2003 statutory cost-of-living adjustment for cash grants.

     The 2003 Budget Act includes a one-time augmentation of $191.9 million for employment services to enable recipients to leave aid and become self sufficient. The 2003 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2003 Budget Act also includes a TANF reserve of $175.3 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

     Authorization for the TANF program currently ends March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

     PENSION TRUSTS

     The pension contribution liability for the three principal retirement systems in which the State participates, the California Public Employees' Retirement System ("CalPERS"), the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), is included in the financial statements of the State and described in Note 20 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2002 (the "Audited Financial Statements"), incorporated by reference in this APPENDIX A. See "FINANCIAL STATEMENTS."

     The three largest defined benefit retirement plans contained in the retirement systems and the State's share of the excess of the actuarial value of assets over the actuarial accrued liability or unfunded actuarial accrued liability of those plans at June 30, 2002 (June 30, 2001, for CalSTRS) was reported to be as follows:

                                     TABLE 7
                         STATE SHARE OF ACTUARIAL VALUE

                                                   EXCESS OF ACTUARIAL VALUE OF ASSETS OVER
                                                         ACTUARIAL ACCRUED LIABILITIES

                NAME OF PLAN                       (UNFUNDED ACTUARIAL ACCRUED LIABILITY)
------------------------------------------------   ----------------------------------------
Public Employees' Retirement Fund (CalPERS)                    $ (6.653) billion
State Teachers' Retirement Fund Defined Benefit
   Program (CalSTRS)                                             (2.227) billion
University of California Retirement Plan                          11.549 billion

     The actuarial information for CalSTRS for the year ended June 30, 2002, is not yet available, as that information is updated on a two-year cycle. However, according to CalSTRS, its investment portfolio market value as of July 31, 2002, was $92,599,000,000, compared to $102,975,000,000 as of July 31, 2001. The
CalPERS reports that its investment portfolio market value as of July 31, 2002, was $135,500,000,000, compared to $155,300,000,000 as of July 31, 2001. These declines in investment portfolio value will adversely affect the foregoing data when new actuarial calculations are made later in 2003.

     The State's contribution to the CalPERS and the UC Retirement System are actuarially determined each year, while the State's contribution to the CalSTRS is established by statute and is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The following table shows the State's contributions to CalPERS for fiscal years 1997-98 through 2003-04:

                                     TABLE 8
                          STATE CONTRIBUTION TO CALPERS
                         FISCAL YEARS 1997-98 TO 2003-04

                         1997-98        $  1,223,000,000
                         1998-99             766,100,000
                         1999-00             463,600,000
                         2000-01             156,700,000
                         2001-02             677,200,000
                         2002-03           1,190,000,000
                         2003-04           2,213,000,000

     Due to investment losses and increased retirement benefits, the State contribution to the CalPERS has increased from $156.7 million in 2000-01 to $2.213 billion in 2003-04.

     The State plans to issue pension obligation bonds to fund approximately $1.355 billion of the State's 2003-04 retirement obligation to CalPERS and the principal on such bonds would be repaid over five years starting in fiscal year 2004-05. The pension obligation bonds may not be issued or the amount of bonds may be reduced due to a trial court ruling declining to validate the pension obligation bonds. See "LITIGATION--Bond-Related Matters" and "CURRENT STATE BUDGET--2003 Budget Act."

     Details concerning the three largest plans and information concerning the other plans contained in the retirement systems are included in Note 20 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."

     REPAYMENT OF ENERGY LOANS

     The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

     The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers.

     The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     TOBACCO LITIGATION SETTLEMENT

     In 1998 the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages arising from the use of or exposure to tobacco products. Cigarette manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, approved by the court, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

     During fiscal year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. During fiscal year 2002-03, the General Fund received $474 million, all of which was deposited in the special fund.

     Chapter 414, Statutes of 2002, as amended, allows the issuance of revenue bonds to generate $5.0 billion for the General Fund secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in proceeds was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Enhanced Tobacco Settlement Revenue Bonds."

     INVESTMENT OF FUNDS

     Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of September 30, 2003, the PMIA held approximately $32.5 billion of State moneys, and $21.2 billion invested for about 2,903 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of September 30, 2003, are shown in the following table:

                                     TABLE 9
           ANALYSIS OF THE POOLED MONEY INVESTMENT ACCOUNT PORTFOLIO*

         TYPE OF SECURITY               AMOUNT (MILLIONS)   PERCENT OF TOTAL
-------------------------------------   -----------------   ----------------
U.S. Treasury Bills and Notes              $     9,236            17.2%
Commercial Paper (corporate)                    10,185            19.0
Certificates of Deposits                         6,545            12.2
Corporate Bonds                                  2,205             4.1
Federal Agency Securities                       12,806            23.8
Bankers Acceptances                                  -               -
Bank Notes                                         250             0.5
Loans Per Government Code                        6,781            12.6
Time Deposits                                    5,694            10.6
Repurchases                                          -               -
Reverse Repurchases                                  -               -
                                           -----------         ---------
                                           $    53,702           100.0%
                                           ===========         =========

----------
*    Totals may differ due to rounding.

Source:   State of California, Office of the Treasurer.

     The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

     The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

     The average life of the investment portfolio of the PMIA as of September 30, 2003, was 214 days.

                               THE BUDGET PROCESS

     GENERAL

     The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State operates on a budget basis, using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature, although initiatives are pending to reduce this to a 55% vote. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

     Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

     CONSTRAINTS ON THE BUDGET PROCESS

     Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which make it more difficult to raise State taxes, or restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature and Governor's discretion in enacting budgets. Prior examples of provisions that make it more difficult to raise taxes include Proposition 13, which, among other provisions, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be enacted by a two-thirds vote in each house of the Legislature. Prior examples of provisions restricting the use of General Fund revenue are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue--Taxes on Tobacco Products."

     An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. Beginning with fiscal year 2004-05 and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount above the trigger level. (The initiative defines the base level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non-guaranteed General Fund appropriations are the highest as compared to any other fiscal year during that period. Using final 2003 Budget Act data from August 2003, the 2003-04 fiscal year is the base year.) Based upon non-Proposition 98 General Fund appropriations in the 2003 Budget Act, the initiative is unlikely to require implementation of the funding increase in 2004-05. By comparison, the 2003 Budget Act includes about $121.6 million for these after school programs, $428.4 million below the amount which the initiative would require if the full funding increase were in effect.

                           PRIOR FISCAL YEARS' BUDGETS

     Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 1999-00 fiscal year with an $8.9 billion budget reserve.

     2000 BUDGET ACT

     The 2000 Budget Act, signed by Governor Davis on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00, and reflected the use of $5.5 billion from the SFEU. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Davis Administration did not undertake a revenue anticipation note borrowing in 2000-01.

     The 2003-04 Governor's Budget reported that final fiscal year 2000-01 expenditures were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates, and revenues were $71.4 billion. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001, of about $6.2 billion from the General Fund to make loans for the DWR power supply program. See "STATE FINANCES--Repayment of Energy Loans." At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.

     2001 BUDGET ACT

     The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. It was expected that this could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest. See "STATE FINANCES--Repayment of Energy Loans."

     The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES," "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings" and "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures."

     Within a few months after the start of the 2001-02 fiscal year, the Davis Administration recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. Accordingly, Governor Davis imposed an immediate spending freeze for many State agencies in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002. Despite these steps, as noted above, the State ended the fiscal year with $2.1 billion negative fund balance.

     The 2001 Budget Act as initially enacted included Proposition 98 per-pupil spending increases of 4.9 percent. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Health and human services generally were fully funded for anticipated caseload growth. Funding for many of these programs was subsequently reduced as a result of the mid-year corrections noted above.

     The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer from the General Fund of $2.5 billion of sales taxes on gasoline to support transportation programs. To allow all current projects to remain on schedule through 2002-03, the Legislature authorized certain internal loans from other transportation accounts. The 2003 Budget Act also partially suspends the transfer of gasoline sales taxes out of the General Fund in 2003-04. Proposition 42, a constitutional amendment approved in March of 2002, made permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

     2002 BUDGET ACT

     The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Davis Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

     The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

     Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

     In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In December 2002, Governor Davis released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). Governor Davis requested action on these proposals early in 2003 in order to maximize savings in the 2002-03 fiscal year. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and "CURRENT STATE BUDGET--2003 Budget Act." However, the issuance of the pension obligation bonds may be delayed or cancelled for the 2003-04 fiscal year due to a trial court ruling declining to validate the pension obligation bonds. See "LITIGATION--Bond-Related Matters."

     In January, 2003, the State General Fund received $2.5 billion from the first sale of the State's portion of future receipt of payments from tobacco companies from the settlement of litigation against the tobacco companies. The second sale, which raised $2.264 billion for the General Fund, was completed in September 2003.

                              CURRENT STATE BUDGET

     THE DISCUSSION BELOW OF THE FISCAL YEAR 2003-04 BUDGET AND THE TABLE UNDER "SUMMARY OF STATE REVENUES AND EXPENDITURES" ARE BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND FUTURE FISCAL YEARS AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS, WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED. SEE "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" AND "CURRENT STATE BUDGET--REVENUE AND EXPENDITURE ASSUMPTIONS."

     BACKGROUND.

     The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

     The 2003-04 Governor's Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions including the reduction of the vehicle license fee backfill to cities and counties, the "realignment" or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).

     On May 14, 2003, Governor Davis released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, together with the lost opportunities for savings because of legislative action in lower amounts than requested by Governor Davis, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

     Governor Davis made a number of fundamental changes in the May Revision from his earlier budget proposals. In summary, in the May Revision, Governor Davis proposed to address the budget shortfalls in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003 (after accounting for $5.1 billion of budget adjustments enacted in March and April 2003), by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of measures ($5.3 billion of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the transfer ("realignment") of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate an estimated $7.9 billion remaining funding gap for the 2004-05 fiscal year.

     2003 BUDGET ACT

     After months of negotiation between Governor Davis and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003, after vetoing $47 million ($1 million General Fund and $46 million bond funds). The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of "fiscal recovery bonds" to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. See "LITIGATION--Bond-Related Matters." The 2003 Budget Act rejected the proposed "realignment" of certain health and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources, as described below.

     Under the 2003 Budget Act, General Fund revenues are projected to increase
3.3 percent, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporate a 4 percent increase in State tax revenues (as projected by the LAO's office), reflecting a correspondingly moderate growth in the State's economy and the State Department of Finance believes such forecast is reasonable. See "Economic Assumptions" below. Significant items of non-tax revenue are described below under "Addressing the $38.2 Billion Shortfall."

     General Fund expenditures are estimated to drop 9 percent from $78.1 billion in 2002-03 to $71.1 billion in 2003-04. Most of this decline can be explained by four factors:

     (1) the suspension of vehicle license fee backfill payments to local governments, which is estimated to result in $4.2 billion of savings in 2003-04. See "STATE FINANCES-Local Governments." In addition, the administrative action which suspended the vehicle license fee offsets has been challenged in court. See "STATE FINANCES--Sources of Tax Revenues--Vehicle License Fee," "Local Governments" and "LITIGATION--Challenge to Discontinuation of Vehicle License Fee Offset";

     (2) approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in 2003-04. (In comparison, approximately $321 million of such federal funds was received in 2002-03.) Approximately $694 million will be used to offset Medi-Cal costs in 2003-04, and the remainder will be used to cover other critical State program spending. These new federal funds are not expected to be available in 2004-05 and beyond;

     (3) the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State's quarterly contributions to CalPERS for 2003-04, which would reduce General Fund expenditures by $900 million and increase revenues by $1 billion. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds." Delays caused by litigation contesting the issuance of such bonds have reduced the anticipated size of the bond proceeds to be derived from such issuance to $1.355 billion. See "LITIGATION--Bond-Related Matters." The next quarterly estimated $553 million CalPERS contribution is due on January 2, 2004. It is possible that, even if the State prevails in the litigation, delays could further reduce the size of, or eliminate the issuance of any of the pension bonds in fiscal year 2003-04, requiring further mitigation measures by the State in order to maintain the estimated budget reserve; and

     (4) a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million).

     In the LAO's Budget Analysis, dated August 1, 2003, the LAO concluded that, absent the above-described factors, underlying spending for 2002-03 and 2003-04 would be roughly equal. Moreover, the LAO concluded that "the 2003-04 spending level is considerably less than what would be required to maintain "baseline spending" for the [2003-04 fiscal] year." The LAO defines "baseline spending" to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

     The June 30, 2004 reserve is projected in the Budget to be just over $2 billion. This reflects the elimination of the $10.675 billion accumulated deficit through June 30, 2003, through the issuance of the fiscal recovery bonds. See "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds" below. However, the proposed issuance of the fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters." The Legislative Analyst's Office has predicted that additional legislative action will be required in fiscal year 2004-05 to eliminate an estimated $7.9 billion remaining funding gap by the end of 2004-05. See "CURRENT STATE BUDGET--2003 Budget Act--Continuing 'Structural Deficit.'"

          ADDRESSING THE $38.2 BILLION SHORTFALL

     In May 2003, Governor Davis projected that, without further corrective action, the State would face an estimated $38.2 billion shortfall for fiscal years 2002-03 and 2003-04 combined. This estimate was based on the expenditure levels as required by the Constitution and State law, mandated by the federal government, or ordered by the courts, and accounted for scheduled cost of living adjustments, as well as increases due, among other things, to enrollment, caseload and population growth. Approximately

$10.4 billion of this shortfall was addressed through legislative action taken in March and April 2003 ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The remainder of the shortfall is addressed through the issuance of fiscal recovery bonds which are expected to generate proceeds in the amount of approximately $10.7 billion in 2003-04 and other solutions contained in the 2003 Budget Act. Absent the corrective measures contained in the 2003 Budget Act and described below, the State was projected to expend $90.9 billion in 2003-04 rather than the budgeted $71.1 billion. Set forth below is a summary of the expenditure cuts and savings, fund shifts, new revenues, loans and borrowing, and the fiscal recovery bond financing incorporated into the 2003 Budget Act described above. These amounts include the effects of the legislative action taken in March and April 2003.

                                 2003 BUDGET ACT
                  ADDRESSING THE $38.2 BILLION BUDGET SHORTFALL
                              (DOLLARS IN MILLIONS)

                  CATEGORY                         AMOUNT       PERCENT OF SOLUTION
---------------------------------------------    ----------    ---------------------
Cuts/Savings                                     $ 17,589.6            44.6%
Fund Shifts                                         4,357.0            11.1%
Tobacco Securitization and
Other Revenues                                      4,466.3            11.3%
Pension Obligation Bonds and Interfund
Loans                                               2,326.2             5.9%
Fiscal Recovery Bonds                              10,675.4            27.1%
                                                 ----------         ---------
Totals                                           $ 39,414.5*          100.0%
                                                 ==========         ========

----------
Note: Numbers may not add due to rounding.

*Reflects projected General Fund reserve balance of $2.2 billion at year end.

          EXPENDITURE CUTS/SAVINGS.

     Expenditure cuts/savings total $17.6 billion ($2.1 billion in 2002-03 and $15.5 billion in 2003-04), including the following major items:

     -    VLF backfill suspension ($4.2 billion), as described above.

     - Employee compensation reductions and the abolishment of 16,000 permanent positions to be implemented through collective bargaining ($585 million from the General Fund and a total of $1.1 billion from all funds).

     - Change Medi-Cal accounting from accrual to cash basis ($930 million), as described above.

     - Partial suspension of transfer of gasoline sales tax revenue to Transportation Investment Fund to be repaid with interest by June 30, 2009 ($856 million).

     - Community Redevelopment Agency Transfer to the Educational Revenue Augmentation Fund ($135 million).

     - $3.1 billion in K-12 Education programs, including program cuts ($1.2 billion), elimination of COLAs ($800 million) and permanent Proposition 98 deferrals ($1.087 billion).

     - $1.186 billion in Higher Education Programs, including University of California ($484 million), California State University ($409 million) and California Community Colleges ($293 million), some of which will be offset by higher fees.

     -    Deferral of a loan repayment from Caltrans ($500 million).

     - Defer funding of mandate deficiencies and new mandate costs ($870 million) and reduce non-Proposition 98 mandates ($769 million).

     -    Eliminate equalization funding for revenue limits ($250 million).

     - Reductions in payments for retired teachers purchasing power maintenance, which the State is obligated to restore if purchasing power is not maintained at the 80 percent level through 2036 ($500 million). See, "LITIGATION - Challenge Seeking Payment to Teacher's Retirement Board."

          FUND SHIFTS

     Fund shifts from the General Fund to other fund sources total $4.3 billion ($1.0 billion in 2002-03 and $3.3 billion in 2003-04), including the receipt of approximately $2.2 billion of new federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 (as described above), $355 million in new fees to offset General Fund costs, $492 million from shifts to Proposition 98 reversion account, $200 million for community colleges spending deferral, $220 million for healthy families costs funded out of tobacco settlement funds to offset additional costs, $143 million shift to federal funds, and $700 million in other fund shifts.

          OTHER REVENUES

     Other revenues total $4.5 billion ($0.3 billion in 2003-03 and $4.2 billion in 2003-04), including approximately $2 billion of proceeds from the tobacco settlement bonds; $680 million additional revenues resulting from renegotiation of compact agreements between Indian tribes and the State (still in progress); $756 million from the adoption of the higher revenues estimates as projected by the Legislative Analyst's Office; $289 million for fees; $112 million for additional unclaimed property revenues; $110 million for additional revenues from property sales and $598 million for other revenue increases and transfers.

          LOANS/BORROWINGS

     Loans/Borrowings total $2.3 billion in 2003-04. This includes $1.9 billion in proceeds from the proposed issuance of pension obligation bonds (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds" and
"LITIGATION--Bond-Related Matters") and $400 million in loans from other various funds and accounts.

          FISCAL RECOVERY BONDS

     The California Fiscal Recovery Financing Act authorizes the issuance of fiscal recovery bonds to eliminate the estimated $10.675 billion accumulated deficit through June 30, 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds." This is the largest and most critical component of the 2003 Budget Act. The State plans to issue the fiscal recovery bonds in February and April of 2004. However, the issuance of the fiscal recovery bonds is the subject of current litigation. See "LITIGATION--Bond-Related Matters."

     In the event that litigation materially delays or prevents the issuance of the fiscal recovery bonds, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act which could be cut to address the shortfall. The resulting shortfall would also cause a cash shortfall. The State would almost certainly be required to substantially reduce 2003-04 spending, raise taxes and/or incur other short term or long term borrowings, to the extent legally feasible and to the extent the State had continued access to the capital markets. The State expects to take all steps necessary to continue to have access to the short-term and long-term credit markets. The State might also be required to issue registered warrants if it requests an advance under the Forward Purchase Agreements, draws on the Letters of Credit or is otherwise unable to pay principal and interest on the 2003-04 RANs at maturity. Issuance of such registered warrants would further restrict the State's cash flow options. See "CASH FLOW--2003 Revenue Anticipation Warrants" and "--Fiscal Year 2003-04 Revenue Anticipation Notes."

     The Fiscal Recovery Bond Fund, the fund from which appropriations to pay the fiscal recovery bonds may be made by future Legislatures, will be financed by a temporary increase in the State's sales tax. Simultaneously with the temporary increase in the State's sales tax, the local sales tax authorization under State law will be reduced by one-half cent, and local governments' share of local property tax will be increased by a like amount. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax." While this reduces the amount of property tax going to schools, Proposition 98 requires that the State make certain minimum payments to schools. See "STATE FINANCE--Proposition 98." Accordingly, the State will make payments to local governments and schools in amounts generally equal to the reduced amounts of sales taxes available to local governments and reduced property taxes available to school districts. These payments to local governments and school districts will commence in fiscal year 2004-05. The estimated amount of such payments for fiscal year 2004-05 is $2.5 billion.

          BUDGET CONTROLS AND FLEXIBILITY

     Chapter 228, Statutes of 2003 (AB 1756), authorizes the Director of Finance to reduce appropriations and to reallocate funds among appropriations available to each department in order to ensure the integrity of the 2003 Budget Act. Additionally, the 2003 Budget Act limits the Department of Finance's authority to approve requests for additional funding in the current year ("deficiency requests"). Deficiency requests to fund prior year expenditures, costs associated with legislation enacted without an appropriation, and start-up costs for programs not yet authorized may not be approved.

          CONTINUING "STRUCTURAL DEFICIT"

     Assuming that all of the savings in the 2003 Budget Act are achieved, on August 1, 2003, the Legislative Analyst's Office estimated that, absent further corrective actions, and assuming that the State adheres to the intent of Chapter 228, Statutes of 2003 (AB 1756) (described below), the State would end fiscal year 2004-05 with a $7.9 billion funding gap. The LAO funding gap estimate also assumes the effects of the Legislature's intent (expressed in AB 1756 and described below) limiting, among other expenditures, employee compensation and COLAs.

     The Department of Finance requested State agencies to submit proposals to reduce 2004-05 spending equivalent to 20-percent of the 2003-04 General Fund funding. The proposals are confidential and will be considered during the fall budget development process to help address the projected $7.9 billion funding shortfall in 2004-05. Any proposals selected by the Administration for implementation will be included in the 2004-05 Governor's proposed budget, to be released on January 10, 2004.

     Chapter 228, Statutes of 2003 (AB 1756), states the Legislature's intent that, in assisting the Governor in preparing the State Budget for fiscal year 2004-05, the Department of Finance not include any proposed funding for certain items, including salary increases, enrollment growth, and discretionary price adjustments at the University of California and California State University, discretionary price adjustments to State operations, State employee salary increases, local mandate reimbursements, General Fund capital outlay above $50 million, the All American Canal and Proposition 98 spending in excess of the minimum guarantee for fiscal years 2003-04 and 2004-05.

          ELECTION OF NEW GOVERNOR

     Uncertified results from a special election held on October 7, 2003 indicate that the Governor of the State, Gray Davis, has been recalled and that he will be replaced as Governor by Arnold Schwarzenegger. The Secretary of State of the State has until November 15, 2003 to certify the results of the recall election. The new Governor would not take office until the election results are certified. The Governor-elect is in the process of assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may propose mid-year legislation or take executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

     SUMMARY OF STATE REVENUES AND EXPENDITURES

     The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 1999-00, 2000-01 and 2001-02, estimated results for fiscal year 2002-03 and projected results (based upon the 2003 Budget Act) for fiscal year 2003-04.

                                    TABLE 10
                      STATEMENT OF REVENUES, EXPENDITURES,
                    AND CHANGES IN FUND BALANCE-GENERAL FUND
                              (BUDGETARY BASIS)(a)
                      FISCAL YEARS 1999-00 THROUGH 2003-04
                                   (MILLIONS)

                                                                                                 ESTIMATED(b)    ESTIMATED(b)
                                                        1999-00       2000-01       2001-02       2002-03(c)      2003-04(c)
                                                      ----------    ----------     ----------    ------------    ------------
FUND BALANCE-BEGINNING OF PERIOD                      $  3,907.7    $  9,639.7     $  9,017.5    $   (2,109.8)   $    1,401.9
Restatements
   Prior Year Revenue, Transfer Accrual Adjustments       (204.6)       (158.8)        (729.8)          169.5               -
   Prior Year Expenditure, Accrual Adjustments             217.1        (229.9)         217.4           (43.5)              -
                                                      ----------    ----------     ----------    ------------    ------------
FUND BALANCE-BEGINNING OF PERIOD, AS RESTATED         $  3,920.2    $  9,251.0     $  8,505.1    $   (1,983.8)   $    1,401.9
Revenues                                              $ 71,555.6    $ 77,609.9     $ 64,060.3    $   68,071.3    $   71,522.0
Other Financing Sources
   Deficit Financing Bond(d)                                                                         10,675.4
   Transfers from Other Funds                              423.3       6,561.8(e)     2,143.3         2,780.7         1,831.2
   Other Additions                                          48.1          46.3           33.9               -               -
                                                      ----------    ----------     ----------    ------------    ------------
TOTAL REVENUES AND OTHER SOURCES                      $ 72,027.0    $ 84,218.0     $ 66,237.5    $   81,527.4    $   73,353.2

Expenditures
   State Operations                                   $ 15,942.8    $ 17,641.7     $ 19,085.7    $   18,394.9    $   16,484.5
   Local Assistance                                     49,974.7      58,441.4       57,142.0        59,598.9        54,574.6
   Capital Outlay                                          186.2       2,044.3          323.5           147.9            77.8
   Unclassified                                                -             -              -               -               -
Other Uses
   Transfer to Other Funds                                 203.8       6,324.1(e)       301.2               -(f)            -(f)
                                                      ----------    ----------     ----------    ------------    ------------
TOTAL EXPENDITURES AND OTHER USES                     $ 66,307.5    $ 84,451.5     $ 76,852.4    $   78,141.7    $   71,136.9

REVENUES AND OTHER SOURCES OVER OR
   (UNDER) EXPENDITURES AND OTHER USES                $  5,719.5    $   (233.5)    $(10,614.9)   $    3,385.7    $    2,216.3

Fund Balance
   Reserved for Encumbrances                          $    701.3    $  1,834.3     $  1,491.5    $    1,401.9    $    1,401.9
   Reserved for Unencumbered Balances of
      Continuing Appropriations(g)                       1,115.2       1,436.7          827.3               -           174.9
   Reserved for School Loans(h)                            699.7         349.7              -               -               -
   Unreserved-Undesignated (i)                           7,123.5       5,396.8       (4,428.6)              -         2,041.4
                                                      ----------    ----------     ----------    ------------    ------------
FUND BALANCE-END OF PERIOD                            $  9,639.7    $  9,017.5     $ (2,109.8)   $    1,401.9    $    3,618.2

----------
Footnotes on following page.

Source: Fiscal years 1999-00 to 2001-02: State of California, Office of the
        State Controller.
        Fiscal years 2002-03 and 2003-04: State of California, Department of Finance.

(a) These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2003, incorporated by reference in this APPENDIX A, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.

(b)  Estimates are shown net of reimbursements and abatements.

(c)  Estimated as of the 2003 Budget Act, August 2, 2003.

(d) Reflects the Davis Administration's proposal to finance the cumulative deficit over several years through the issuance of approximately $10.7 billion of fiscal recovery bonds in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds." For accounting purposes, this is shown in 2002-03 to reflect that the accumulated deficit has been eliminated as of the start of fiscal year 2003-04.

(e) "Transfers to Other Funds" includes the $6.2 billion General Fund loan to the Department of Water Resources Electric Power Purchase Fund. See "STATE FINANCES--Repayment of Energy Loans" and "CURRENT STATE BUDGET" in this APPENDIX A. "Transfers from Other Funds" includes this loan as a receivable in 2000-01. The loan was subsequently repaid with interest as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002. The loan was reported in the State's Budgetary/Legal Basis Annual Report as an asset of the General Fund and a liability of the Department of Water Resources Electric Power Purchase Fund.

(f) "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfer from Other Funds."

(g) For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2003-04 Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($1.307 billion in 2001-02, $270.0 million in 2002-03 and $174.9 million in 2003-04). However, in accordance with Government Code Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

(h) During 1995, a reserve was established in the General Fund balance for the $1.7 billion of previously recorded school loans which had been authorized by Chapter 703, Statutes of 1992 and Chapter 66, Statutes of 1993. These loans were repaid from future General Fund appropriations as part of the settlement of litigation. This accounting treatment is consistent with the State's audited financial statements prepared in accordance with GAAP.

(i) Includes Special Fund for Economic Uncertainties (SFEU). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," "Reserved for School Loans," and "Unreserved--Undesignated." The Department of Finance projects a $2.216 billion SFEU balance on June 30, 2004, based upon the 2003 Budget Act, signed on August 2, 2003.

     REVENUE AND EXPENDITURE ASSUMPTIONS

     The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2001-02 fiscal year and 2003 Budget Act estimates for the 2002-03 and 2003-04 fiscal years.

                                    TABLE 11
               MAJOR GENERAL FUND REVENUE SOURCES AND EXPENDITURES

                                                   REVENUES (MILLIONS)

                                                      FISCAL YEARS
                                   ----------------------------------------------------
                                   2001-02(a)    2002-03(b)    2002-03(c)    2003-04(c)
            SOURCE                   ACTUAL       ENACTED       REVISED       ENACTED
--------------------------------   ----------    ----------    ----------    ----------
Personal Income Tax                $   33,047    $   37,626    $   32,442    $   33,596
Sales and Use Tax                      21,355        22,958        22,330        23,518
Corporation Tax                         5,333         7,327         6,700         7,035
Insurance Tax                           1,596         1,759         1,880         2,068
Deficit Financing Bond(d)                                          10,675
All Other                              10,908(e)      9,488(f)      7,500(g)      7,136(h)
                                   ----------    ----------    ----------    ----------
    Total Revenues and Transfers   $   72,239    $   79,158    $   81,527    $   73,353
                                   ==========    ==========    ==========    ==========

                                                  EXPENDITURES (MILLIONS)

                                                       FISCAL YEARS
                                   ----------------------------------------------------
                                   2001-02(a)    2002-03(b)    2002-03(c)    2003-04(c)
                                     ACTUAL       ENACTED       REVISED       ENACTED
                                   ----------    ----------    ----------    ----------
FUNCTION
K-12 Education                     $   29,923    $   30,769    $   29,469    $   29,318
Health and Human Services              21,820        21,633        23,150        23,358
Higher Education                        9,645         9,759         9,543         8,679
Youth and Adult Correctional            5,641         5,285         5,833         5,644
Legislative, Judicial and
   Executive                            2,612         2,464         2,486         2,406
Tax Relief                              3,029         4,422         4,802           707(i)
Resources                               1,382         1,041         1,243           865
State and Consumer Services               690           471           480           444
Business, Transportation and
   Housing                                639           228           211           512
All Other                               1,371           650           925          -796(j)
                                   ----------    ----------    ----------    ----------
       Total Expenditures          $   76,752    $   76,722    $   78,142    $   71,137
                                   ==========    ==========    ==========    ==========

----------
Footnotes continue on following page.

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

(a) Figures for 2001-02, prepared by the Department of Finance, are slightly different than the figures in Table 10, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

(b)  2002 Budget Act, September 5, 2002.

(c)  2003 Budget Act, August 2, 2003.

(d) Reflects the Davis Administration's proposal to finance the cumulative deficit over several years through the issuance of approximately $10.7 billion of fiscal recovery bonds in 2003-04. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Fiscal Recovery Bonds" and "CURRENT STATE BUDGET--2003 Budget Act--Fiscal Recovery Bonds."

(e) Reflects the repayment of $6.2 billion in advances (plus interest of $525 million) made from the General Fund to the Department of Water Resources for the power supply program described under "STATE FINANCES--Repayment of Energy Loans." Repayment was made as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002.

(f) Includes $4.5 billion for tobacco securitization bond proceeds and about $2.5 billion in inter-fund loans and transfers.

(g) Includes $2.5 billion for tobacco securitization bond proceeds and about $2.8 billion in inter-fund loans and transfers. The Budget Act reflected $4.5 billion for tobacco securitization bond proceeds; however, the second sale ($2.0 billion) was not completed during fiscal year 2002-03.

(h) Includes $2.0 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Enhanced Tobacco Settlement Revenue Bonds." Also includes the anticipated receipt of $996 million from pension obligation bonds, which would be used to offset special fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(i) Reflects the suspension of vehicle license fee backfill payments to local government. See "STATE FINANCES--Sources of Tax Revenue--Vehicle License Fee."

(j) Reflects reduced expenditures of $912 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

     ECONOMIC ASSUMPTIONS

     The revenue and expenditure assumptions set forth have been based upon certain estimates of the performance of the California and national economies in calendar years 2003 and 2004. In the May Revision of the 2003-04 Governor's Budget, the Department of Finance projected that the California economy would grow slowly in 2003 and moderately in 2004.

     The California economy has tracked the national economy quite closely in the last calendar year. Both economies have been sluggish. From August 2002 to August 2003, nonfarm payroll employment fell by 0.3 percent in the State and 0.4 percent in the nation. Over that year, state unemployment varied narrowly, never exceeding 6.9 percent or falling below 6.6 percent. The gap between the State and national unemployment rates has narrowed in recent months. In addition, homebuilding was strong in both the State and the nation, as were housing markets.

     Economic output appears to be growing in both the nation and California. Inflation-adjusted Gross Domestic Product has grown for seven consecutive quarters. Statistics on Gross State Product are not as timely as those on (national) Gross Domestic Product, but the U.S. Commerce Department recently estimated that California personal income grew for the fifth consecutive month in the first quarter of 2003. In addition, personal state income tax withholdings were up 5.6 percent in the first nine months of 2003 from a year earlier. State sales tax revenues also increased over that period.

     Job losses have slowed down considerably in the San Jose and San Francisco metropolitan areas. Nonfarm payroll employment was down 4.6 percent in August 2003 from a year earlier in the San Jose metropolitan area and 1.8 percent in the San Francisco metropolitan area. A year ago, employment was down 8.4 percent and 5.5 percent, respectively, in the two metropolitan areas. By the same measure, however, job growth has slowed over the last year in the Riverside-San Bernardino and San Diego metropolitan areas.

     Construction and real estate remain strong. Permits for 130,225 new units were issued in the first eight months of 2003, up 20.3 percent from the year-ago level. A rush to beat large fee increases accounted for some of the increased permit issuance. Still, residential building for the year as a whole is likely to be the highest level since 1989. Private nonresidential building continues to slide, with the San Francisco Bay Area accounting for most of the slowdown.

     The median price of existing, single-family houses sold in California in August was a record $404,870, up 21.1 percent from a year ago. Sales were up
14.7 percent from a year earlier. According to the California Association of Realtors, the percentage of households in California able to afford a median-priced home stood at 26 percent in July. The corresponding measure of home affordability in the nation was 56 percent in July.

     Job growth may remain slow for the rest of 2003. Some industries still have too much capacity, dampening prospects for a strong recovery in the near-term. Moreover, if productivity continues to grow as quickly as in the last year, improvement in the labor markets will likely come first in the form of fewer layoffs and longer workweeks for employed workers. Actual employment gains will trail behind, and declines in the unemployment rate will come even later.

     The Department of Finance set out the following estimates for the State's economic performance in calendar years 2003 and 2004, which were used in predicting revenues and expenditures for the May Revision of the 2003-04 Governor's Budget. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2003-04 Governor's Budget.

                                    TABLE 12
                    ESTIMATES OF STATE'S ECONOMIC PERFORMANCE

                                              FOR CALENDAR YEAR 2003        FOR CALENDAR YEAR 2004
                                            --------------------------    --------------------------
                                            GOVERNOR'S        MAY         GOVERNOR'S        MAY
                                             BUDGET(a)     REVISION(b)     BUDGET(a)     REVISION(b)
                                            -----------    -----------    -----------    -----------
Non-farm wage and salary employment (000)      14,623         14,608         14,928         14,922
   Percent Change                                 0.7%           0.6%           2.1%           2.1%

Personal income ($ billions)                 $  1,176       $  1,174       $  1,238       $  1,232
   Percent Change                                 3.3%           3.1%           5.3%           4.9%
Housing Permits (Units 000)                       157            179            162            174
Consumer Price Index (percent change)             2.8%           2.9%           3.2%           2.4%

----------
(a)  Fiscal Year 2003-04 Governor's Budget Summary: January 10, 2003.
(b)  Fiscal Year 2003-04 May Revision to the Governor's Budget: May 14, 2003.

Source: State of California, Department of Finance.

                              FINANCIAL STATEMENTS

     The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2002 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor's Report, a Management Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2002 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

     Potential investors may obtain or review a copy of the Financial Statements from the following sources:

     1. By obtaining from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated February 13, 2003, relating to the issuance of $900,000,000 General Obligation Bonds. The Financial Statements are printed in full in such Official Statement. No part of the February 13, 2003 Official Statement is incorporated into this document except the Financial Statements.

     2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial Report--Year Ended June 30, 2002," or by contacting the Office of the State Controller at (916) 445-2636.

     3. By accessing the internet website of the State Treasurer (www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

     The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2002 through September 30, 2003 is also included as Exhibits 1 and 2 to this APPENDIX A and is available on the State Controller's website.

     Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

                          OVERVIEW OF STATE GOVERNMENT

     ORGANIZATION OF STATE GOVERNMENT

     The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

     California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles.

     The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:

OFFICE                                  NAME                PARTY AFFILIATION    FIRST ELECTED
------                                  ----                -----------------    -------------
Governor                                Gray Davis          Democrat             1998
Lieutenant Governor                     Cruz Bustamante     Democrat             1998
Controller                              Steve Westly        Democrat             2002
Treasurer                               Philip Angelides    Democrat             1998
Attorney General                        Bill Lockyer        Democrat             1998
Secretary of State                      Kevin Shelley       Democrat             2002
Superintendent of Public Instruction    Jack O'Connell      Democrat             2002
Insurance Commissioner                  John Garamendi      Democrat             2002

     The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance Commissioner before term limits were enacted. See "INTRODUCTION TO APPENDIX A" for a description of the result of the October 7, 2003 recall election for Governor indicating that Gray Davis has been recalled as Governor and will be replaced by Arnold Schwarzenegger.

     The executive branch is principally administered through twelve major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency (formerly Department of Industrial Relations), Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs, Technology, Trade and Commerce Agency (to be eliminated starting January 2004), and Youth and Adult Correctional Agency. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.

     California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 47,000 degrees were awarded in the 2001-02 school year. About 186,600 full-time students were enrolled at the nine UC campuses and the Hastings College of Law in the 2001-02 school year. The California State University System, provides undergraduate and graduate degrees to students. Approximately 76,000 degrees were awarded in the 2001-02 school year. About 316,400 full-time students were enrolled at the 23 campuses in the 2001-02 school year. The third sector consists of 108 campuses operated by 72 community college districts which provide associate degrees and certificates.

Approximately 114,000 associate degrees and certificates were awarded in the 2001-02 school year. About 1.8 million students were enrolled in California's community colleges in the fall of 2002.

     EMPLOYEE RELATIONS

     In 2003-04, the State work force is comprised of approximately 328,000 personnel years, of which approximately 118,000 personnel years represent employees of institutions of higher education. Of the remaining 210,000 personnel years, approximately 160,000 are subject to collective bargaining and approximately 50,000 are excluded from collective bargaining. These numbers will be reduced by Control Section 4.10, which requires a $1.1 billion ($585 million General Fund) reduction in 2003-04 employee compensation costs and the abolishment of 16,000 permanent positions. If collective bargaining produces concessions, the number of positions required for abolishment would be reduced.

     State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

     The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

     State employees are represented by 21 collective bargaining units. The State recently signed Memoranda of Understanding with 16 of these collective bargaining units to achieve current year savings in State personnel costs, a way of mitigating the State's difficult fiscal condition. Two of these contracts expire in June 2004, seven of these contracts expire in June 2005, five of these contracts expire in June 2006, and two of these contracts expire in June 2008. Another collective bargaining unit is under contract until July 2006. The remaining four collective bargaining units, comprising less than 5 percent of the State workforce, do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration (DPA) is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association (CSEA) is the exclusive representative for nine of the 21 collective bargaining units, or approximately 50 percent of those employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit.

                             ECONOMY AND POPULATION

     INTRODUCTION

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's hightech sector and, geographically, in the San Francisco Bay Area. Employment grew by about 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled, however, and since then, the economy has been sluggish, with unemployment varying narrowly between 6.6 percent and 6.9 percent and employment falling by about 14,000 between May 2002 and June 2003. See "CURRENT STATE BUDGET--Economic Assumptions."

     POPULATION AND LABOR FORCE

     The State's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population.

     California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

     The following table shows California's population data for 1994 through 2002.

                                    TABLE 13
                             POPULATION 1994-2002(a)

          CALIFORNIA    % INCREASE OVER    UNITED STATES    % INCREASE OVER     CALIFORNIA AS %
YEAR      POPULATION     PRECEDING YEAR      POPULATION      PRECEDING YEAR    OF UNITED STATES
------   ------------   ----------------   --------------   ----------------   ----------------
1994      31,523,080          0.7%          263,125,821           1.2%              12.0
1995      31,711,094          0.6           266,278,393           1.2               11.9
1996      31,962,050          0.8           269,394,284           1.2               11.9
1997      32,451,746          1.5           272,646,925           1.2               11.9
1998      32,861,779          1.3           275,854,104           1.2               11.9
1999      33,417,247          1.7           279,040,168           1.2               12.0
2000      34,036,376          1.9           282,224,348           1.1               12.1
2001      34,698,173          1.9           285,317,559           1.1               12.2
2002      35,301,480          1.7           288,368,698           1.1               12.2

----------
(a)  Population as of July 1.

Source: U. S. figures from U.S. Department of Commerce, Bureau of the Census;
        California figures from State of California, Department of Finance.

     The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2002.

                                    TABLE 14
                              LABOR FORCE 1993-2002
                                   (THOUSANDS)

                                 UNEMPLOYMENT RATE (%)

YEAR  LABOR FORCE  EMPLOYMENT  CALIFORNIA  UNITED STATES
----  -----------  ----------  ----------  -------------
1993     15,360      13,918       9.4%         6.9%
1994     15,450      14,122       8.6          6.1
1995     15,412      14,203       7.8          5.6
1996     15,520      14,400       7.2          5.4
1997     15,960      14,954       6.3          4.9
1998     16,336      15,367       5.9          4.5
1999     16,596      15,732       5.2          4.2
2000     16,884      16,049       4.9          4.0
2001     17,183      16,260       5.4          4.8
2002     17,405      16,242       6.7          5.8

----------
Source: State of California, Employment Development Department.

     EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

     The following table shows California's non-agricultural employment distribution and growth for 1992 and 2002.

                                    TABLE 15
                       PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                  1992 AND 2002

                                        EMPLOYMENT       % DISTRIBUTION
                                       (THOUSANDS)        OF EMPLOYMENT
                                    --------------------------------------
INDUSTRY SECTOR                       1992      2002*     1992      2002*
----------------------------------  --------  --------  --------  --------
Mining                                  35.4      23.5     0.3%      0.2%
Construction                           471.7     759.9     3.9       5.2
MANUFACTURING
  Nondurable goods                     708.4     689.8     5.8       4.7
  High Technology                      584.4     467.1     4.8       3.2
  Other Durable Goods                  597.6     659.2     4.9       4.5
Transportation and Utilities           607.4     720.7     5.0       4.9
Wholesale and Retail Trade           2,834.8   3,362.4    23.3      22.9
Finance, Insurance And Real Estate     791.9     847.4     6.5       5.8
Services                             3,426.3   4,678.2    28.2      31.9
Government
  Federal                              345.9     256.9     2.9       1.7
  State and Local                    1,749.7   2,193.0    14.4      15.0
                                    --------  --------  --------  --------
    TOTAL NON-AGRICULTURAL          12,153.5  14,658.1     100%      100%
                                    ========  ========  ========  ========

----------
*   Preliminary

Source: State of California, Employment Development Department.

     The following tables show California's total and per capita income patterns for selected years.

                                    TABLE 16
                TOTAL PERSONAL INCOME IN CALIFORNIA 1994-2002(a)

                                    CALIFORNIA %
 YEAR     MILLIONS    % CHANGE (b)     OF U.S.
-------  -----------  ------------  ------------
1994(c)  $   735,104      2.9%         12.5%
1995         771,470      4.9          12.5
1996         812,404      5.3          12.4
1997         861,557      6.1          12.4
1998         931,564      8.1          12.6
1999         994,862      6.8          12.8
2000       1,099,375     10.5          13.1
2001       1,128,256      2.6          13.0
2002(d)    1,138,718      0.9          12.8

----------
(a)  BEA's estimates as of September 23, 2002.
(b)  Change from prior year.
(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
(d)  Estimated by California Department of Finance.

Note:   Omits income for government employees overseas.

Source: U.S. Department of Commerce, Bureau of Economic Analysis (BEA); State of
        California, Department of Finance.

                                    TABLE 17
                     PER CAPITA PERSONAL INCOME 1994-2002(a)

                           %                           %       CALIFORNIA %
YEAR      CALIFORNIA   CHANGE (b)   UNITED STATES  CHANGE (b)    OF U.S.
-------  -----------  ------------  -------------  ----------  ------------
1994(c)   $  23,348       2.3%        $  22,340       3.7%        104.5%
1995         24,339       4.2            23,255       4.1         104.7
1996         25,373       4.2            24,270       4.4         104.5
1997         26,521       4.5            25,412       4.7         104.4
1998         28,240       6.5            26,893       5.8         105.0
1999         29,712       5.2            27,880       3.7         106.6
2000         32,363       8.9            29,760       6.7         108.7
2001         32,655       0.9            30,413       2.2         107.4
2002         32,996       1.0            30,941       1.7         106.6

----------
(a)  Latest estimates by BEA.
(b)  Change from prior year.
(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:   Omits income for government employees overseas.

Source: U.S. Department of Commerce, Bureau of Economic Analysis (BEA).

     The following tables show California's residential and non-residential construction.

                                    TABLE 18
                 RESIDENTIAL CONSTRUCTION AUTHORIZED BY PERMITS

                 UNITS
      -----------------------------
                                     VALUATION(a)
YEAR   TOTAL    SINGLE    MULTIPLE    (MILLIONS)
----  -------  --------  ----------  ------------
1995   85,293    68,689    16,604      $  13,879
1996   94,283    74,923    19,360         15,289
1997  111,716    84,780    26,936         18,752
1998  125,707    94,298    31,409         21,976
1999  140,137   101,711    38,426         25,783
2000  148,540   105,595    42,945         28,142
2001  148,757   106,902    41,855         28,804
2002  167,761   123,865    43,896         33,305

----------
(a)  Valuation includes additions and alterations.

Source: Construction Industry Research Board

                                    TABLE 19
                           NONRESIDENTIAL CONSTRUCTION
                             (THOUSANDS OF DOLLARS)

                                               ADDITIONS AND
YEAR   COMMERCIAL    INDUSTRIAL      OTHER      ALTERATIONS      TOTAL
----  ------------  ------------  -----------  -------------  ------------
1995  $  2,308,911  $    732,874  $ 1,050,693  $   4,062,273  $  8,154,751
1996     2,751,925     1,140,574    1,152,443      4,539,219     9,584,161
1997     4,271,378     1,598,428    1,378,220      5,021,792    12,269,818
1998     5,419,251     2,466,530    1,782,337      5,307,901    14,976,019
1999     5,706,719     2,256,166    2,350,213      6,269,194    16,582,292
2000     6,962,031     2,206,169    2,204,754      7,252,004    18,624,958
2001     6,195,368     1,552,047    2,584,321      6,421,551    16,753,287
2002     5,195,348     1,227,754    2,712,681      5,393,329    14,529,112

----------
Source: Construction Industry Research Board

     The following table shows California's export growth for the period from 1995 through 2002.

                                    TABLE 20
                        EXPORTS THROUGH CALIFORNIA PORTS
                                  (IN MILLIONS)

               YEAR  EXPORTS (a)  % CHANGE
               ----  -----------  --------
               1995  $ 116,825.5    22.2%
               1996    124,120.0     6.2
               1997    131,142.7     5.7
               1998    116,282.4   -11.3
               1999    122,092.8     5.0
               2000    148,554.6    21.7
               2001    127,255.3   -14.3
               2002    111,340.1   -12.5

----------
(a)  "Free along ship" Value Basis

Source: U.S. Department of Commerce, Bureau of the Census

                                   LITIGATION

     The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

     CHALLENGE TO DISCONTINUATION OF VEHICLE LICENSE FEE OFFSET

     State law establishes an excise tax on motor vehicles and manufactured homes in the amount of two percent (2%) of the vehicle's or home's fair market value. In 1999, pursuant to Revenue and Taxation Code section 10754, the Legislature adopted successive offsets to the vehicle license fee paid by vehicle owners and mobile home owners. As a result of these offsets, the State transferred money each month from the General Fund to local governments in the amount of the cumulative offsets.

     In June 2003, the Davis Administration determined that there were insufficient moneys available to be transferred from the General Fund to fund vehicle license fee offset payments the State was making to local governments. This caused the State Department of Motor Vehicles and the State Department of Housing and Community Development to discontinue the offsets and, correspondingly, the amount of vehicle license fees paid by vehicle owners and mobile home owners increased.

     On July 1, 2003, several plaintiffs, including several Republican legislators and a non-profit public interest group, filed HOWARD JARVIS TAXPAYERS ASSOCIATION, ET AL. V. CALIFORNIA DEPARTMENT OF MOTOR VEHICLES (Sacramento County Superior Court, Case No. 03AS03665), in which plaintiffs seek declaratory relief based on several theories, each of which would find the discontinuation of the offset invalid. The court has ruled that the plaintiffs' complaint fails to state a cause of action, and has granted plaintiffs until November 17, 2003, to amend their complaint to adequately plead that they have exhausted their administrative remedies. Plaintiffs have not sought an immediate stay or injunction against the discontinuation of the vehicle license fee offset or on the collection of the statutorily established excise tax. In the event an appellate court judgment declares that the discontinuation of the vehicle license fee offset was invalid, it could result in costs to the State over time in amounts as high as the suspended vehicle license fee offset, which for fiscal year 2003-04 is approximately $4.2 billion.

     BOND-RELATED MATTERS

     The Legislature established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's fiscal year 2003-04 employer obligation to the Public Employee's Retirement System. In May of 2003, the Committee filed PENSION OBLIGATION BOND COMMITTEE V. ALL PERSONS INTERESTED IN THE MATTER OF THE VALIDITY OF THE STATE OF CALIFORNIA'S PENSION OBLIGATION, ETC. (Sacramento County Superior Court, Case No. 03AS02994), seeking validation of the bonds and certain contracts pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 ET SEQ. The Howard Jarvis Taxpayers Association filed an answer to the Committee's complaint and, a judgment was issued in the matter denying the Committee's request for validation of the bonds. The trial court judge declared that he was unwilling to apply the local government "obligation imposed by law" debt limit exception to the State constitutional debt limit. The Committee has filed a petition for writ of mandate in the California Supreme Court (Case No. S119882), and requested the court's expedited consideration of the petition. Granting expedited consideration is a discretionary act on behalf of the court. The Supreme Court has directed the Howard Jarvis Taxpayers Association to file its opposition to all issues raised by the petition by October 31, 2003.

     The Legislature has adopted a statute (Stats. 2003, 1st Ex. Sess. 2003, ch.13) authorizing the establishment of the Fiscal Recovery Finance Authority for the purpose, among others, of issuing bonds to fund the State's accumulated budget deficit. The amount of the accumulated budget deficit has been identified by the Department of Finance to be approximately $10.7 billion. On September 24, 2003, a complaint was filed in the Sacramento County Superior Court (FULLERTON ASSOCIATION OF CONCERNED TAXPAYERS V. CALIFORNIA FISCAL RECOVERY FINANCING AUTHORITY, ET AL., Case No. 93AS05319), seeking a declaration that any bonds issued pursuant to the statute without prior voter approval would violate the State constitutional debt limit and a determination that such bonds are invalid, and seeking an injunction against issuing bonds pursuant to the statute. This matter has not been served on any State officers.

     CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

     In May 2003, the Legislature enacted legislation which reduces a continuing appropriation to the State Teacher's Retirement System's ("CalSTRS") Supplemental Benefit Maintenance Account ("SBMA") for fiscal year 2003-04 by $500 million. The legislative changes also provide that in future fiscal years, the $500 million may be returned if actuarial determinations demonstrate that the money is needed in order for CalSTRS' to make purchasing power protection payments to retired members through 2036. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL. V. STEVE PEACE, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE, AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER, in the Sacramento County Superior Court (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the May legislation. It also seeks injunctive and declaratory relief to the same effect.

     ACTIONS SEEKING FLOOD-RELATED DAMAGES

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMAHAN
V. STATE, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for July 12, 2004. The State is vigorously defending the action.

     PATERNO V. STATE OF CALIFORNIA is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs filed an appeal with the Court of Appeal (Third Appellate District, Case No. CO40553), and oral argument is presently scheduled for November 19, 2003.

     TAX REFUND CASES

     The State has prevailed at the trial court, and following appeal, in two refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., AND CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. (consolidated as Court of Appeal, Forth Appellate District, Division 1, Case No. D037599). On September 24, 2003, the California Supreme Court denied the plaintiffs' petitions for review (CALIFORNIA ASSN. OF RETAIL TOBACCONISTS V. STATE OF CALIFORNIA, Case No. S117618). The plaintiffs challenge the constitutionality of Proposition 10, which established the Children and Families Commission ("CFC") and local county commissions and increased the excise tax on tobacco products for the purpose of funding early childhood development programs through the CFC and local commissions. Plaintiffs contend Proposition 10 is unconstitutional under various provisions of the California Constitution, levies an impermissible double tax on certain tobacco products, and violates numerous other provisions of law. It is not yet known whether plaintiffs will seek review by the United States Supreme Court. Any petition must be filed within 90 days after the date review was denied by the California Supreme Court. There is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

     Four pending cases allege that Revenue and Tax Code section 24402 ("Section 24402"), which establishes a corporate tax deduction for dividends received that are based on the amount of the dividend-paying corporation's income subject to California franchise taxes, violates the commerce clause of the United States Constitution. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767). In MICROSOFT CORPORATION V. FRANCHISE TAX BOARD (San Francisco County Superior Court, Case No. 400 444), the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board in which the court failed to discuss Section 24402. A request for further exposition of the decision has been filed. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD (Court of Appeal, Second Appellate District, Division 2, Case No. B165665) the trial court determined that Section 24402 violates the commerce clause and the Franchise Tax Board has appealed. In FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, the trial court also determined that Section 24402 violates the commerce clause and, on appeal, the Second Appellate District, Division 1, affirmed the trial court's decision (Case No. B160061). On August 27, 2003, the California Supreme Court denied the Board's petition for review. A decision as to whether to seek a writ of certiorari from the United States Supreme Court must be made within 90 days of that denial. No decision has been made to date. A final decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million. The State is vigorously litigating this issue.

     Five pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. Three of these cases are also cases in which Revenue and Tax Code section 24402 has been challenged, as discussed in the previous paragraph. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767. TOYS "R" US, INC.
V. FRANCHISE TAX BOARD is pending in Sacramento County Superior Court (Case No. 01-AS-04316). The TOYS "R" US trial court has issued a tentative decision in favor of the Franchise Tax Board, but a final judgment has not been issued. THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First District (Case No. A102915) and GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Second Appellate District, Division 2 (Case No. B165665). The trial courts in both THE LIMITED STORES and GENERAL MOTORS ruled in favor of the Franchise Tax Board on this issue. In MICROSOFT CORPORATION V. FRANCHISE TAX BOARD (San Francisco County Superior Court, Case No. 400 444) the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board. A request for further exposition of the decision has been filed. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously litigating this issue.

     In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BOARD OF EQUALIZATION (San Francisco Superior Court, Case No. 994985), 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The State Board of Equalization ("SBE") does not consider intravenous sets (other than those used primarily for feeding) and diagnostic substances to be medicines and, therefore, those items are subject to sales and use taxes. The trial court ruled in favor of the SBE, and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of enteral feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

     In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Orange County Superior Court, Case No. 00CC003385), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The Orange County Superior Court ruled in favor of the plaintiffs in December 2001. That decision was appealed and oral argument is scheduled for December 16, 2003 in the Court of Appeal, Fourth Appellate District. The effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see "STATE FINANCES--Proposition 98") in an amount in excess of several billion dollars.

     ENVIRONMENTAL CLEANUP MATTER

     In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA

"Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"), but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

     ENERGY-RELATED MATTERS

     In PEOPLE V. ACN ENERGY, INC., ET AL. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

     PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

     ESCHEATED PROPERTY CLAIMS

     In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): FONG V. CONNELL (Court of Appeal, Third District, Case No. C042007); HARRIS V. CONNELL (Court of Appeal, Second District, Case No. B160741); LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals for the Ninth Circuit, Case No. 02-16511); ORFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (United States District Court, Northern District, Case No. C03-001556). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which the Fong plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases, except Fong are styled as class actions, though in Lusby-Taylor and Harris, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Fong, Harris and Lusby-Taylor. Both Suever and Orfield are in the early stages of litigation in the trial court. The State is vigorously defending all of these actions.

     ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

     In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

     ACTIONS SEEKING PROGRAM MODIFICATIONS

     In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. The State is vigorously defending this action. Trial is set for August 30, 2004.

     In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER- (JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

     The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

     In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., (United States District Court - Northern District, Case No. C00-2532 SBA), the plaintiffs brought a class action under a number of federal acts, including the ADA, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility, who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. A settlement has been reached in this matter which, if approved by the court, will result in a State department revising its assessment tool for residents of nursing homes to focus on the propriety of community placement. The parties have agreed that plaintiffs' non-assessment claims will be dismissed without prejudice to plaintiffs' ability to re-file their action once the assessment process is in place. In the event the assessment tool changes are not sufficiently funded, plaintiffs may re-file those claims pertaining to assessment as well.

     In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (United States District Court - Northern District, Case No. C-00-01593 CW), the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The court has issued interim rulings on plaintiffs' ADA and Rehabilitation Act claims, finding that the State has a "comprehensive, effectively working plan" for the de-institutionalization of persons with developmental disabilities." The undetermined allegations remain before the court, and these interim rulings are subject to appeal.

     In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

     MEDICALLY INDIGENT ADULT MANDATE CLAIMS

     In 1997, the California Supreme Court ruled, in a challenge by the County of San Diego, that by excluding medically indigent adults ("MIAs") from Medi-Cal, the State had mandated a new program on the counties within the meaning of Article XIIIB, section 6 of the California Constitution. The Court sent the matter back to the Commission on State Mandates (the "Commission") to decide whether and by what amount the County of San Diego had been forced to incur costs for the care of MIAs in excess of funds provided by the State. The County of San Diego appealed from an adverse Commission decision. The appeal was based on facts specific to County of San Diego. On September 24, 2003, in an unpublished decision, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. (Sept. 24, 2003) D039471) ruled in favor of the County of San Diego on certain of its claims and determined that the State owed the County of San Diego $3.4 million for medical services rendered to MIAs during the two-year period (1991-1992). This decision may be appealed.

     The Commission has taken the position that it would be bound to apply the holding of the San Diego case to any new claim for prospective relief brought by any county as a "test claim." Currently, there is a test claim pending before the Commission that was filed by the County of San Bernardino, relating to the same mandate (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million.

     The County of San Diego case, together with a test claim on the same subject filed by the County of San Bernardino, poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated claimants, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. Currently the counties receive approximately $1.3 billion in vehicle license fee revenue and $2.3 billion in sales tax revenue to fund various social services, public health and mental health programs which include the programs that provide services to MIAs.

     The determination of how much of the MIA mandate is "unreimbursed" is likely to be impacted by the fact that the vehicle license fee revenue now available to counties may be terminated as a result of the San Diego decision. In 1991 the Legislature increased the vehicle license fee and dedicated a portion of it to cover costs incurred by the counties for various social programs, including the cost of caring for MIAs. This legislation includes so-called "poison pill" provisions that, by their terms, eliminate the counties' vehicle license fee revenue source if a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate. Related 1991 legislation also authorized the sales tax increment from which the counties pay, among other costs, the cost of caring for MIAs, and established "poison pill" provisions relating to that sale tax increment. These "poison pill" provisions provide that, in the event a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate, the sales tax increment revenues are to be paid to the General Fund. This could increase the State's Proposition 98 funding guarantee (See "STATE FINANCES -- Proposition 98"), which, ultimately, could have the effect under certain "poison pill" provisions, of eliminating the sales tax increment.

                                STATE DEBT TABLES

     The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.

     "Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund.

     As of October 1, 2003, the State did not have any General Obligation Commercial Paper Notes outstanding.

     The State expects to issue $1,800,000,000 of general obligation bonds on November 13, 2003.

     The State Public Works Board expects to issue $430,990,000 of lease revenue bonds on December 2, 2003.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                             FOR LEASE-PURCHASE DEBT
                              AS OF OCTOBER 1, 2003

FISCAL
YEAR                                CURRENT DEBT
ENDING      --------------------------------------------------------------
JUNE 30           INTEREST           PRINCIPAL (a)           TOTAL
-------     -------------------  -------------------  --------------------
2004        $    271,725,333.60  $    239,466,935.00  $     511,192,268.60(b)
2005             338,647,584.05       352,499,507.20        691,147,091.25
2006             318,759,840.18       372,167,554.60        690,927,394.78
2007             305,084,065.59       325,083,920.44        630,167,986.03
2008             285,872,258.35       333,426,787.98        619,299,046.33
2009             273,102,770.44       355,352,732.44        628,455,502.88
2010             249,521,652.75       343,906,633.76        593,428,286.51
2011             220,648,653.93       356,525,000.00        577,173,653.93
2012             201,992,986.81       339,905,000.00        541,897,986.81
2013             184,141,396.45       348,730,000.00        532,871,396.45
2014             165,903,553.81       351,695,000.00        517,598,553.81
2015             147,011,187.52       370,285,000.00        517,296,187.52
2016             127,321,451.24       351,465,000.00        478,786,451.24
2017             108,189,006.84       356,390,000.00        464,579,006.84
2018              89,324,937.16       370,915,000.00        460,239,937.16
2019              70,168,719.33       329,125,000.00        399,293,719.33
2020              52,930,040.95       299,100,000.00        352,030,040.95
2021              38,665,705.74       232,490,000.00        271,155,705.74
2022              26,543,126.24       202,365,000.00        228,908,126.24
2023              17,687,221.62       147,280,000.00        164,967,221.62
2024              11,178,852.00        56,075,000.00         67,253,852.00
2025               8,216,555.00        59,035,000.00         67,251,555.00
2026               5,574,756.25        45,215,000.00         50,789,756.25
2027               3,273,798.75        47,475,000.00         50,748,798.75
2028                 922,862.50        34,170,000.00         35,092,862.50
            -------------------  -------------------  --------------------

     TOTAL  $  3,522,408,317.10  $  6,620,144,071.42  $  10,142,552,388.52
            ===================  ===================  ====================

----------
(a)  Includes scheduled mandatory sinking fund payments.
(b) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

               AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS

                              AS OF OCTOBER 1, 2003
                                   (THOUSANDS)

                                                                                  VOTER AUTHORIZATION
                                                                                  -------------------          BONDS
                                                                                     DATE        AMOUNT  OUTSTANDING (a)
                                                                                     ----        ------  ---------------
GENERAL FUND BONDS (NON-SELF LIQUIDATING)
California Clean Water, Clean Air, Safe Neighborhood Parks, and Coastal
  Protection Act of 2002                                                         3/5/2002  $  2,600,000  $        41,830
California Library Construction and Renovation Bond Act of 1988                 11/8/1988        75,000           46,570
California Library Construction and Renovation Bond Act of 2000                  3/7/2000       350,000            4,530
California Park and Recreational Facilities Act of 1984                          6/5/1984       370,000          121,705
California Parklands Act of 1980                                                11/4/1980       285,000           26,550
California Safe Drinking Water Bond Law of 1976                                  6/8/1976       175,000           37,030
California Safe Drinking Water Bond Law of 1984                                 11/6/1984        75,000           24,720
California Safe Drinking Water Bond Law of 1986                                 11/4/1986       100,000           57,790
California Safe Drinking Water Bond Law of 1988                                 11/8/1988        75,000           49,015
California Wildlife, Coastal, and Park Land Conservation Act of 1988             6/7/1988       776,000          396,050
Class Size Reduction Public Education Facilities Bond Act of 1998 (Hi Ed)       11/3/1998     2,500,000        1,790,920
Class Size Reduction Public Education Facilities Bond Act of 1998 (K-12)        11/3/1998     6,700,000        5,941,750
Clean Air and Transportation Improvement Bond Act of 1990                        6/5/1990     1,990,000        1,305,715
Clean Water and Water Conservation Bond Law of 1978                              6/6/1978       375,000           34,470
Clean Water and Water Reclamation Bond Law of 1988                              11/8/1988        65,000           46,000
Clean Water Bond Law of 1970                                                    11/3/1970       250,000            4,000
Clean Water Bond Law of 1974                                                     6/4/1974       250,000            8,165
Clean Water Bond Law of 1984                                                    11/6/1984       325,000           77,000
Community Parklands Act of 1986                                                  6/3/1986       100,000           39,685
County Correctional Facility Capital Expenditure and Youth Facility Bond
  Act of 1988                                                                   11/8/1988       500,000          296,545
County Correctional Facility Capital Expenditure Bond Act of 1986                6/3/1986       495,000          205,350
County Jail Capital Expenditure Bond Act of 1981                                11/2/1982       280,000           54,225
County Jail Capital Expenditure Bond Act of 1984                                 6/5/1984       250,000           47,250
Earthquake Safety and Public Buildings Rehabilitation Bond Act of 1990           6/5/1990       300,000          205,740
Fish and Wildlife Habitat Enhancement Act of 1984                                6/5/1984        85,000           24,240
Hazardous Substance Cleanup Bond Act of 1984                                    11/6/1984       100,000            7,000
Higher Education Facilities Bond Act of 1986                                    11/4/1986       400,000          126,000
Higher Education Facilities Bond Act of 1988                                    11/8/1988       600,000          293,575
Higher Education Facilities Bond Act of June 1990                                6/5/1990       450,000          251,490
Higher Education Facilities Bond Act of June 1992                                6/2/1992       900,000          646,345
Housing and Emergency Shelter Trust Fund Act of 2002                            11/5/2002     2,100,000                0
Housing and Homeless Bond Act of 1990                                            6/5/1990       150,000            6,410
Kindergarten - University Public Education Facilities Bond Act of 2002 (K-12)   11/5/2002    11,400,000        3,945,990
Kindergarten - University Public Education Facilities Bond Act of 2002 (Hi-Ed)  11/5/2002     1,650,000           15,320
Lake Tahoe Acquisitions Bond Act                                                 8/2/1982        85,000           25,740

                                                                                   CP PROGRAM
                                                                                AUTHORIZED (b)  UNISSUED (c)
                                                                                --------------  ------------
GENERAL FUND BONDS (NON-SELF LIQUIDATING)
California Clean Water, Clean Air, Safe Neighborhood Parks, and Coastal
  Protection Act of 2002                                                        $      220,810  $  2,337,360
California Library Construction and Renovation Bond Act of 1988                              0         2,595
California Library Construction and Renovation Bond Act of 2000                         48,250       297,200
California Park and Recreational Facilities Act of 1984                                   n.a.         1,100
California Parklands Act of 1980                                                          n.a.             0
California Safe Drinking Water Bond Law of 1976                                           n.a.         2,500
California Safe Drinking Water Bond Law of 1984                                           n.a.             0
California Safe Drinking Water Bond Law of 1986                                           n.a.             0
California Safe Drinking Water Bond Law of 1988                                          5,100         2,000
California Wildlife, Coastal, and Park Land Conservation Act of 1988                      n.a.         7,330
Class Size Reduction Public Education Facilities Bond Act of 1998 (Hi Ed)              675,755             0
Class Size Reduction Public Education Facilities Bond Act of 1998 (K-12)               505,445             0
Clean Air and Transportation Improvement Bond Act of 1990                              242,490        40,925
Clean Water and Water Conservation Bond Law of 1978                                       n.a.             0
Clean Water and Water Reclamation Bond Law of 1988                                           0             0
Clean Water Bond Law of 1970                                                              n.a.             0
Clean Water Bond Law of 1974                                                              n.a.             0
Clean Water Bond Law of 1984                                                              n.a.             0
Community Parklands Act of 1986                                                           n.a.             0
County Correctional Facility Capital Expenditure and Youth Facility Bond
  Act of 1988                                                                                0             0
County Correctional Facility Capital Expenditure Bond Act of 1986                         n.a.             0
County Jail Capital Expenditure Bond Act of 1981                                          n.a.             0
County Jail Capital Expenditure Bond Act of 1984                                          n.a.             0
Earthquake Safety and Public Buildings Rehabilitation Bond Act of 1990                  59,450             0
Fish and Wildlife Habitat Enhancement Act of 1984                                         n.a.         3,000
Hazardous Substance Cleanup Bond Act of 1984                                              n.a.             0
Higher Education Facilities Bond Act of 1986                                              n.a.             0
Higher Education Facilities Bond Act of 1988                                             3,440         7,000
Higher Education Facilities Bond Act of June 1990                                        2,130             0
Higher Education Facilities Bond Act of June 1992                                        8,010           270
Housing and Emergency Shelter Trust Fund Act of 2002                                   980,000     1,120,000
Housing and Homeless Bond Act of 1990                                                     n.a.             0
Kindergarten - University Public Education Facilities Bond Act of 2002 (K-12)        7,454,010             0
Kindergarten - University Public Education Facilities Bond Act of 2002 (Hi-Ed)         266,680     1,368,000
Lake Tahoe Acquisitions Bond Act                                                          n.a.             0

                                                                                    VOTER AUTHORIZATION
                                                                                    -------------------            BONDS
                                                                                     DATE            AMOUNT  OUTSTANDING (a)
                                                                                     ----            ------  ---------------
New Prison Construction Bond Act of 1981                                         6/8/1982      $    495,000  $        44,250
New Prison Construction Bond Act of 1984                                         6/5/1984           300,000           37,500
New Prison Construction Bond Act of 1986                                        11/4/1986           500,000          168,820
New Prison Construction Bond Act of 1988                                        11/8/1988           817,000          401,130
New Prison Construction Bond Act of 1990                                         6/5/1990           450,000          234,450
Passenger Rail and Clean Air Bond Act of 1990                                    6/5/1990         1,000,000          583,680
Public Education Facilities Bond Act of 1996 (K-12)                             3/26/1996         2,025,000        1,704,115
Public Education Facilities Bond Act of 1996 (Hi-Ed)                            3/26/1996           975,000          868,740
1988 School Facilities Bond Act                                                 11/8/1988           800,000          417,525
1990 School Facilities Bond Act                                                  6/5/1990           800,000          439,915
1992 School Facilities Bond Act                                                 11/3/1992           900,000          576,392
Safe, Clean Reliable Water Supply Act of 1996                                   11/5/1996           995,000          462,425
Safe Drinking Water Bond Act of 2000                                             3/7/2000         1,970,000          329,600
Safe Neighborhood Parks Bond Act of 2000                                         3/7/2000         2,100,000          711,005
School Building and Earthquake Bond Act of 1974                                 11/5/1974            40,000           30,655
School Facilities Bond Act of 1988                                               6/7/1988           800,000          370,480
School Facilities Bond Act of 1990                                              11/6/1990           800,000          475,570
School Facilities Bond Act of 1992                                               6/2/1992         1,900,000        1,175,450
Seismic Retrofit Bond Act of 1996                                               3/26/1996         2,000,000        1,604,580
Senior Center Bond Act of 1984                                                  11/6/1984            50,000            7,250
State Beach, Park, Recreational and Historical Facilities Bonds                  6/4/1974           250,000              495
State School Building Lease-Purchase Bond Law of 1982                           11/2/1982           500,000           22,685
State School Building Lease-Purchase Bond Law of 1984                           11/6/1984           450,000          102,500
State School Building Lease-Purchase Bond Law of 1986                           11/4/1986           800,000          266,800
State, Urban, and Coastal Park Bond Act of 1976                                 11/2/1976           280,000           13,505
Veterans' Homes Bond Act of 2000                                                 3/7/2000            50,000                0
Voting Modernization Bond Act of 2002                                            3/5/2002           200,000                0
Water Conservation and Water Quality Bond Law of 1986                            6/3/1986           150,000           68,780
Water Conservation Bond Law of 1988                                             11/8/1988            60,000           37,280
Water Security, Clean Drinking Water, Coastal and Beach Protection Act of 2002  11/5/2002         3,440,000           72,670
                                                                                               ------------  ---------------
   TOTAL GENERAL FUND BONDS                                                                    $ 63,078,000  $    27,432,962
                                                                                               ------------  ---------------
ENTERPRISE FUND BONDS (SELF LIQUIDATING)
California Water Resources Development Bond Act of 1959                         11/8/1960      $  1,750,000  $       806,940
Veterans Bonds                                                                           (d)      4,510,000        1,864,025
                                                                                               ------------  ---------------
   TOTAL ENTERPRISE FUND BONDS                                                                 $  6,260,000  $     2,670,965
                                                                                               ------------  ---------------
TOTAL GENERAL OBLIGATION BONDS                                                                 $ 69,338,000  $    30,103,927
                                                                                               ============  ===============

                                                                                    CP PROGRAM
                                                                                AUTHORIZED (b)  UNISSUED (c)
                                                                                --------------  ------------
New Prison Construction Bond Act of 1981                                        $         n.a.  $          0
New Prison Construction Bond Act of 1984                                                  n.a.             0
New Prison Construction Bond Act of 1986                                                  n.a.         1,500
New Prison Construction Bond Act of 1988                                                     0        12,260
New Prison Construction Bond Act of 1990                                                 6,125             0
Passenger Rail and Clean Air Bond Act of 1990                                           10,565             0
Public Education Facilities Bond Act of 1996 (K-12)                                     46,790             0
Public Education Facilities Bond Act of 1996 (Hi-Ed)                                    29,630         8,700
1988 School Facilities Bond Act                                                          2,665             0
1990 School Facilities Bond Act                                                          2,990             0
1992 School Facilities Bond Act                                                          6,614             0
Safe, Clean Reliable Water Supply Act of 1996                                          281,165       226,000
Safe Drinking Water Bond Act of 2000                                                   756,147       873,800
Safe Neighborhood Parks Bond Act of 2000                                               259,100     1,117,000
School Building and Earthquake Bond Act of 1974                                           n.a.             0
School Facilities Bond Act of 1988                                                        n.a.             0
School Facilities Bond Act of 1990                                                       2,550             0
School Facilities Bond Act of 1992                                                      17,290             0
Seismic Retrofit Bond Act of 1996                                                      269,645             0
Senior Center Bond Act of 1984                                                            n.a.             0
State Beach, Park, Recreational and Historical Facilities Bonds                           n.a.             0
State School Building Lease-Purchase Bond Law of 1982                                     n.a.             0
State School Building Lease-Purchase Bond Law of 1984                                     n.a.             0
State School Building Lease-Purchase Bond Law of 1986                                     n.a.             0
State, Urban, and Coastal Park Bond Act of 1976                                           n.a.             0
Veterans' Homes Bond Act of 2000                                                        45,000         5,000
Voting Modernization Bond Act of 2002                                                  155,000        45,000
Water Conservation and Water Quality Bond Law of 1986                                     n.a.        27,600
Water Conservation Bond Law of 1988                                                      6,266         5,234
Water Security, Clean Drinking Water, Coastal and Beach Protection Act of 2002       1,259,430     2,107,900
                                                                                --------------  ------------
   TOTAL GENERAL FUND BONDS                                                     $   13,628,542  $  9,619,274
                                                                                --------------  ------------
ENTERPRISE FUND BONDS (SELF LIQUIDATING)
California Water Resources Development Bond Act of 1959                         $         n.a.  $    167,600
Veterans Bonds                                                                               0       605,585
                                                                                --------------  ------------
   TOTAL ENTERPRISE FUND BONDS                                                  $            0  $    773,185
                                                                                --------------  ------------
TOTAL GENERAL OBLIGATION BONDS                                                  $   13,628,542  $ 10,392,459
                                                                                ==============  ============

----------
(a) Includes the initial value of capital appreciation bonds rather than the accreted value.
(b) Represents the total amount of commercial paper authorized by Finance Committees that could be issued for new money projects. Of this amount, no more than $2 billion of commercial paper can be issued at any time. Currently, there is $0.00 of commercial paper issued and outstanding. The bond acts marked as "n.a." are not legally permitted to utilize commercial paper, or all bonds were issued before the commercial paper program began.
(c)  Treats full commercial paper authorization as issued; see footnote (b).
(d)  Various dates.

SOURCE: State of California, Office of the Treasurer.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                  FOR GENERAL FUND GENERAL OBLIGATION BONDS (a)
                             (NON-SELF LIQUIDATING)
                              AS OF OCTOBER 1, 2003

FISCAL
YEAR                                   CURRENT DEBT
ENDING       ------------------------------------------------------------------
JUNE 30            INTEREST            PRINCIPAL (b)               TOTAL
-------      --------------------   --------------------   --------------------
2004         $     836,259,033.53   $     286,555,000.00   $   1,122,814,033.53(c)
2005             1,357,591,057.59       1,244,789,388.71       2,602,380,446.30
2006             1,283,636,860.00       1,173,910,000.00       2,457,546,860.00
2007             1,214,666,425.93       1,204,445,000.00       2,419,111,425.93
2008             1,149,031,802.93       1,331,543,078.31       2,480,574,881.24
2009             1,075,729,153.75       1,344,375,000.00       2,420,104,153.75
2010             1,000,681,073.06       1,395,720,000.00       2,396,401,073.06
2011               925,998,656.09       1,358,369,045.16       2,284,367,701.25
2012               848,660,462.55       1,000,470,000.00       1,849,130,462.55
2013               796,713,063.75         862,130,000.00       1,658,843,063.75
2014               754,204,683.39         739,730,000.00       1,493,934,683.39
2015               717,751,867.19         750,140,000.00       1,467,891,867.19
2016               678,328,795.21         685,515,000.00       1,363,843,795.21
2017               641,361,433.35         718,375,000.00       1,359,736,433.35
2018               604,119,507.23         742,660,000.00       1,346,779,507.23
2019               565,254,157.25         789,615,000.00       1,354,869,157.25
2020               524,243,981.00         817,080,000.00       1,341,323,981.00
2021               482,907,432.25         766,515,000.00       1,249,422,432.25
2022               443,367,368.50         902,960,000.00       1,346,327,368.50
2023               395,806,562.70         913,720,000.00       1,309,526,562.70
2024               350,253,835.34         785,265,000.00       1,135,518,835.34
2025               310,641,239.08         845,680,000.00       1,156,321,239.08
2026               267,484,176.34         817,740,000.00       1,085,224,176.34
2027               226,226,882.59         819,105,000.00       1,045,331,882.59
2028               184,450,249.09         858,235,000.00       1,042,685,249.09
2029               141,378,340.00         769,830,000.00         911,208,340.00
2030               102,320,895.75         820,835,000.00         923,155,895.75
2031                61,155,454.50         529,160,000.00         590,315,454.50
2032                36,236,695.00         452,070,000.00         488,306,695.00
2033                14,202,037.50         306,425,000.00         320,627,037.50
             --------------------   --------------------   --------------------
     TOTAL   $  17,990,663,182.44   $  26,032,961,512.18   $  44,023,624,694.62
             ====================   ====================   ====================

----------
(a) Does not include debt service payments on $1,400,000,000 State of California General Obligation Variable Rate Bonds due 2033.
(b)  Includes scheduled mandatory sinking fund payments.
(c) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

                          STATE PUBLIC WORKS BOARD AND
                         OTHER LEASE-PURCHASE FINANCING
                               OUTSTANDING ISSUES

                                 OCTOBER 1, 2003

NAME OF ISSUE                                                         OUTSTANDING
-------------                                                       ----------------
GENERAL FUND SUPPORTED ISSUES:

STATE PUBLIC WORKS BOARD
California Community Colleges                                       $    536,530,000
Department of the Youth Authority                                         17,320,000
Department of Corrections *                                            2,284,626,689
Energy Efficiency Program (Various State Agencies) (a)                    74,770,000
The Regents of The University of California *(b)                       1,151,602,382
Trustees of The California State University                              584,005,000
Various State Office Buildings                                         1,093,130,000
                                                                    ----------------
   TOTAL STATE PUBLIC WORKS BOARD ISSUES                            $  5,741,984,071

   TOTAL OTHER STATE BUILDING LEASE PURCHASE ISSUES (c)             $    878,160,000
                                                                    ----------------

   TOTAL GENERAL FUND SUPPORTED ISSUES                              $  6,620,144,071

SPECIAL FUND SUPPORTED ISSUES:

East Bay State Building Authority Certificates of Participation
  (State of California Department of Transportation) *              $     67,047,955
San Bernardino Joint Powers Financing Authority
  (State of California Department of Transportation)                      55,380,000
San Francisco State Building Authority
  (State of California Department of General Services Lease) (d)          38,685,000
                                                                    ----------------
   TOTAL SPECIAL FUND SUPPORTED ISSUES                              $    161,112,955

TOTAL                                                               $  6,781,257,026
                                                                    ================

* Includes the initial value of capital appreciation bonds rather than the accreted value.
(a)  This program is self-liquidating based on energy cost savings.
(b) The Regents' obligations to the State Public Works Board are payable from lawfully available funds of The Regents which are held in The Regents' treasury funds and are separate from the State General Fund. A portion of The Regents' annual budget is derived from General Fund appropriations.
(c) Includes $180,450,000 Sacramento City Financing Authority Lease Revenue Bonds State of California - Cal EPA Building, 1998 Series A, which are supported by lease rentals from the California Environmental Protection Agency; these rental payments are subject to annual appropriation by the State Legislature.
(d)  The sole tenant is the California Public Utilities Commission.

SOURCE: State of California, Office of the Treasurer.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                  FOR ENTERPRISE FUND GENERAL OBLIGATION BONDS
                               (SELF LIQUIDATING)
                              AS OF OCTOBER 1, 2003

FISCAL
YEAR                                   CURRENT DEBT
ENDING       ------------------------------------------------------------------
JUNE 30            INTEREST             PRINCIPAL (a)             TOTAL
-------      --------------------   --------------------   --------------------
2004         $     119,440,515.65   $      66,065,000.00   $     185,505,515.65(b)
2005               145,344,837.25         131,840,000.00         277,184,837.25
2006               135,947,998.50         144,455,000.00         280,402,998.50
2007               125,907,629.76         156,545,000.00         282,452,629.76
2008               115,116,952.29         152,905,000.00         268,021,952.29
2009               104,513,601.25         153,725,000.00         258,238,601.25
2010                93,545,886.55         168,695,000.00         262,240,886.55
2011                83,950,470.77         126,905,000.00         210,855,470.77
2012                76,437,886.00         169,860,000.00         246,297,886.00
2013                68,092,160.62         171,035,000.00         239,127,160.62
2014                60,721,567.25         136,035,000.00         196,756,567.25
2015                54,714,273.15         118,935,000.00         173,649,273.15
2016                48,788,367.00         122,130,000.00         170,918,367.00
2017                42,549,819.39         130,125,000.00         172,674,819.39
2018                36,508,729.09         105,235,000.00         141,743,729.09
2019                31,151,899.21         101,050,000.00         132,201,899.21
2020                26,763,528.05          66,260,000.00          93,023,528.05
2021                23,192,791.29          60,385,000.00          83,577,791.29
2022                19,895,027.39          56,870,000.00          76,765,027.39
2023                17,273,135.76          38,275,000.00          55,548,135.76
2024                15,128,625.52          40,535,000.00          55,663,625.52
2025                12,831,771.91          43,880,000.00          56,711,771.91
2026                10,584,088.75          38,415,000.00          48,999,088.75
2027                 8,956,152.50          20,745,000.00          29,701,152.50
2028                 7,987,927.50          14,315,000.00          22,302,927.50
2029                 6,890,681.25          25,420,000.00          32,310,681.25
2030                 5,404,392.50          28,100,000.00          33,504,392.50
2031                 3,892,867.50          25,920,000.00          29,812,867.50
2032                 2,395,225.00          27,375,000.00          29,770,225.00
2033                   812,977.50          28,930,000.00          29,742,977.50
             --------------------   --------------------   --------------------
     TOTAL   $   1,504,741,786.15   $   2,670,965,000.00   $   4,175,706,786.15
             ====================   ====================   ====================

----------
(a)  Includes scheduled mandatory sinking fund payments.
(b) Total represents the remaining debt service requirements from November 1, 2003 through June 30, 2004.

SOURCE: State of California, Office of the Treasurer.

                             OUTSTANDING STATE DEBT
                      FISCAL YEARS 1997-98 THROUGH 2001-02
            (DOLLARS IN THOUSANDS EXCEPT FOR PER CAPITA INFORMATION)

                                               1997-98           1998-99           1999-00           2000-01            2001-02
                                            --------------    --------------    --------------   ---------------    ---------------
OUTSTANDING DEBT (a)
  General Obligation Bonds
    General Fund (Non-Self Liquidating)     $   14,932,766    $   16,202,211    $   17,869,616   $    20,472,893    $    22,115,362
    Enterprise Fund (Self Liquidating)           3,906,950         3,674,020         3,474,900         3,396,215          3,211,310
                                            --------------    --------------    --------------   ---------------    ---------------
      Total                                 $   18,839,716    $   19,876,231    $   21,344,516   $    23,869,108    $    25,326,672
  Lease-Purchase Debt                            6,639,620         6,671,534         6,627,944         6,413,260          6,341,935
                                            --------------    --------------    --------------   ---------------    ---------------
      Total Outstanding General Obligation
        Bonds and Lease-Purchase Debt       $   25,479,336    $   26,547,765    $   27,972,460   $    30,282,368    $    31,668,607

BOND SALES DURING FISCAL YEAR
  Non-Self Liquidating General
    Obligation Bonds                        $    1,667,820    $    2,294,650    $    2,750,000   $     4,419,665    $     3,905,025
  Self Liquidating General
    Obligation Bonds                        $      447,535    $       80,000    $      126,500   $       358,625    $       111,325
  Lease-Purchase Debt                       $    1,245,190    $      456,410    $      293,235   $       214,585    $       229,105

DEBT SERVICE (b)
  Non-Self Liquidating General
    Obligation Bonds                        $    1,878,026    $    1,934,628    $    2,045,566   $     2,279,636    $     2,367,570
  Lease-Purchase Debt                       $      577,987    $      652,131    $      654,485   $       670,228    $       647,568

GENERAL FUND RECEIPTS (b)                   $   55,261,557    $   58,510,860    $   72,226,473   $    78,330,406    $    66,604,508
  Non-Self Liquidating General
    Obligation Bonds
    Debt Service as a Percentage of
      General Fund Receipts                           3.40%             3.31%             2.83%             2.91%              3.55%
    Lease-Purchase Debt Service as a
      Percentage of General Fund Receipts             1.05%             1.11%             0.91%             0.86%              0.97%

POPULATION (c)                                  32,451,746        32,861,779        33,417,248        34,039,611         34,729,535
  Non-Self Liquidating General
    Obligation Bonds Outstanding
    Per Capita                              $       460.15    $       493.04    $       534.74   $        601.44    $        636.79
  Lease-Purchase Debt Outstanding
    Per Capita                              $       204.60    $       203.02    $       198.34   $        188.41    $        182.61

PERSONAL INCOME (d)                         $  861,557,000    $  931,627,000    $  997,293,000   $ 1,094,770,000    $ 1,116,602,000
  Non-Self Liquidating General
    Obligation Bonds Outstanding as
    Percentage of Personal Income                     1.73%             1.74%             1.79%             1.87%              1.98%
  Lease-Purchase Debt Outstanding as
    Percentage of Personal Income                     0.77%             0.72%             0.66%             0.59%              0.57%

----------
(a) As of last day of fiscal year. Includes the initial value of capital appreciation bonds rather than the accreted value.
(b) Calculated on a cash basis; debt service costs of bonds issued in any fiscal year largely appear in subsequent fiscal year.
(c)  As of July 1, the beginning of the fiscal year.
(d) Annual Totals: US BEA, revised 1997-2000; DOF Estimated 2001. California Department of Finance.

SOURCES: Population: State of California, Department of Finance
         Personal Income: State of California, Department of Finance; United States, Department of Commerce, Bureau of Economic Analysis (BEA) Outstanding Debt, Bonds Sales During Fiscal Year and Debt Service:
         State of California, Office of the Treasurer.
         General Fund Receipts: State of California, Office of the State Controller.

                           STATE AGENCY REVENUE BONDS
                              AND CONDUIT FINANCING
                             AS OF DECEMBER 31, 2002

ISSUING AGENCY                                                   OUTSTANDING(a)
--------------                                                  -----------------
STATE PROGRAMS FINANCING:

  California State University                                   $     625,118,000
  California Transportation Commission                                         --
  Department of Water Resources - Central Valley Project            2,398,180,000
  Department of Water Resources - Power Supply Program             11,263,500,000
  The Regents of the University of California (b)                   3,962,335,000
  Trade and Commerce Agency                                                    --

HOUSING FINANCING:

  California Housing Finance Agency                                 8,158,493,913
  Veterans Revenue Debenture                                          534,040,000

CONDUIT FINANCING:

  California Alternative Energy and Advanced Transportation
    Financing Authority                                                58,610,000
  California Educational Facilities Authority                       2,632,319,951
  California Health Facilities Financing Authority                  6,396,805,195
  California Infrastructure and Economic Development Bank (c)       1,831,618,173
  California Passenger Rail Financing Commission                               --
  California Pollution Control Financing Authority                  4,602,162,399
  California School Finance Authority                                      90,000
  California Student Loan Authority                                    95,260,000
  California Urban Waterfront Area Restoration
    Financing Authority                                                        --
                                                                -----------------
TOTAL                                                           $  42,558,532,631
                                                                =================

(a) Totals for California State University, Department of Water Resources-Central Valley Project, and Veterans Revenue Debenture were provided by the State of California, Office of the Treasurer. All other totals were provided by the listed issuing agency.
(b)  Includes $319,635,000 in Certificates of Participation.
(c) Does not include $6 billion of "rate reduction bonds" issued by special purpose trusts for the benefit of four investor-owned electric utility companies representing interests in certain electric rate surcharges.

            APPENDIX C- INFORMATION CONCERNING THE STATE OF NEW YORK

  THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF
                 ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

     This Appendix contains the Annual Information Statement of the State of New York (AIS), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.

     The AIS set forth in this Appendix is dated May 30, 2003 and contains information only through that date. It has been updated on October 30, 2003 for specified information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economic and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. An informational copy of the AIS is available on the Internet at http://www.state.ny.us/dob.

                  UPDATE TO ANNUAL INFORMATION STATEMENT (AIS)
                                STATE OF NEW YORK
                                OCTOBER 30, 2003

     This quarterly update (the "Update") to the AIS of the State of New York is dated October 30, 2003 and contains information only through that date. It is the second quarterly update to the AIS of the State of New York dated May 30, 2003. The first update to the AIS was issued on August 7, 2003. The information in this Update is organized into three parts.

     PART I contains information on the State's Financial Plan projections. In
Part I, readers will find:

        1. The Mid-Year Update to the 2003-04 Financial Plan (the "Mid-Year Update") issued by the Division of the Budget (DOB) on October 28, 2003. Part I also reprints information on the GAAP-basis Financial Plan projections for 2003-04 and the State's five-year Capital Program and Financing Plan that first appeared in the in First Quarterly Update to the AIS issued on August 7, 2003. The full Capital Program and Financing Plan for the 2003-04 through 2007-08 fiscal years is incorporated by reference, and is available from DOB at the address below.

        2. A discussion of special considerations affecting the State Financial Plan.

     PART II contains updated disclosure on the State Retirement System, the Metropolitan Transportation Authority (MTA) and the City of New York. As a convenience to readers, Part II also reprints information related to the State's audited basic Financial Statements for the 2002-03 fiscal year that first appeared in the August 7, 2003 Update to the AIS.

     PART III updates information related to certain litigation against the State.

     This Update has been supplied by the State to provide information about the financial condition of the State in connection with financings of certain issuers (including public authorities of the State) that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations, and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

     An Official Copy of this Update has been filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR) and may be obtained by contacting a NRMSIR or the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705.

     An Informational Copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form at DOB's website is being provided solely as a matter of convenience to readers and does not imply that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of this Update on such website is not intended as a republication of the information therein on any date subsequent to its release date.

     Neither this Update nor any portion thereof may be included or incorporated by reference in a Preliminary Official Statement, Official Statement, or other offering document without express written consent by DOB and agreement by DOB to execute a CDA relating to the series of bonds or notes described in such Preliminary Official Statement, Official Statement, or other offering document. Any use or incorporation by reference of this Update or any portion thereof in a Preliminary Official Statement, Official Statement, or other offering document without such consent and agreement is unauthorized and the State expressly disclaims any responsibility with respect to the inclusion, intended use, and updating of this Update if so misused.

                                     PART I

MID-YEAR UPDATE TO THE 2003-04 FINANCIAL PLAN

     DOB PREPARED THE MID-YEAR UPDATE SET FORTH BELOW. IT CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2003-04 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED HEREIN.

INTRODUCTION

     This is the Mid-Year Update to the State's 2003-04 Financial Plan, submitted pursuant to section 23 of the State Finance Law. The Mid-Year Update includes revised Financial Plan projections, an updated economic forecast, operating results for the first six months of fiscal year 2003-04, and General Fund cash flow projections through the third quarter of fiscal year 2003-04. For a description of the structure of the State Financial Plan and general State operating procedures, please see the 2003-04 New York State Executive Budget Appendix II published on January 29, 2003 and the Annual Information Statement of the State of New York dated May 30, 2003, which are available at www.budget.state.ny.us.

     The actual cash-basis results and financial plan projections reported in this Mid-Year Update reflect the deferral of $1.9 billion in spending from 2002-03 to 2003-04 that was necessary due to delayed Legislative authorization for issuance of tobacco bonds. Therefore, the projections contained herein are reported on a basis consistent with the actual results reported by the State Comptroller, and with unadjusted Financial Plans previously reported in the Enacted Budget Report and First Quarterly Financial Plan Update.

     In addition, the State Funds and All Governmental Funds actual results and estimates contained in this Update reflect the reclassification of the Expendable and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type. This fund reclassification conforms to the new accounting standards as set forth in the Governmental Accounting Standards Board
(GASB)
issued Statement 34, which substantially changed the way in which governments are required to report operations in their financial statements.

OVERVIEW

     At mid-year, the State's 2003-04 Financial Plan remains solidly balanced based on the availability of one-time Federal aid that was authorized after this year's budget was enacted. While these receipts help to ensure balance in the current year, the State continues to face a significant financial gap in 2004-05.

     Revenue actions enacted by the Legislature over the Governor's objection continue to perform as the Executive had anticipated, with no appreciable receipt collections from several newly authorized sources. Moreover, while the potential for improved performance from the financial services sector shows some promise, the level of revenue from tax law changes has not materialized to the extent anticipated by the Legislature at the time of their enactment. At the same time, governmental spending on economically sensitive entitlement programs is running higher than expected as the State's economic recovery remains anemic. Taken together, these factors represent a fiscal challenge for the 2004-05 fiscal year and beyond. As of this Mid-Year Report, the imbalance between anticipated receipts and disbursements for the 2004-05 fiscal year remains at approximately $5 billion to $6 billion.

     As previously reported, a number of steps have been taken to address the State's fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures are in place, and a strict hiring freeze has been maintained. The Governor is also working with legislative leaders on statutory measures that could be enacted this fall to provide further savings this year and begin to address next year's gap.

     As indicated, the Division of the Budget (DOB) projects the State will end the 2003-04 fiscal year in balance after year-end reserve transactions. These transactions, totaling $730 million, are comprised of $710 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund) and $20 million in the Contingency Reserve Fund. An additional $75 million in resources, resulting primarily from minor timing revisions to the July Financial Plan projections, have been treated as available for use in 2004-05.

     As detailed later in this report, the Mid-Year Update reflects modest net increases in both receipts and spending of $30 million from the July Update. The $30 million net increase in the revenue projections include modest upward revisions to tax receipts estimates. Nonetheless, tax receipt projections for the current fiscal year remain slightly below those contained in the Enacted Budget Report. The $30 million net increase in spending reflects higher spending in welfare and Medicaid due to increasing caseloads, expenditure growth and utilization and growth in the Tuition Assistance Program (TAP) due to higher enrollment. These costs are partially offset by the timing of Federal aid that lowers health care costs and savings resulting from recently enacted "clean-up" legislation. In addition, the report updates the status of certain risks to the Financial Plan projections, including possible reductions in anticipated Federal aid for the school supportive health services program.

     Current revenue and spending estimates for the General Fund, State Funds and All Governmental Funds are summarized in the following table. Detailed information is provided later in this report.

                     2003-04 REVENUE AND SPENDING ESTIMATES
                              (MILLIONS OF DOLLARS)

                                   JULY   OCTOBER   CHANGE FROM JULY    CHANGE FROM
                                  UPDATE   UPDATE        UPDATE        ENACTED BUDGET
    REVENUE:
  General Fund                    42,337   42,367           30               627
  State Funds                     62,539   62,647          108               592
  All Governmental Funds          97,029   98,322        1,293             2,601
    SPENDING:
  General Fund                    42,422   42,452           30              (285)
  State Funds                     62,700   62,864          164              (123)
  All Governmental Funds          96,918   97,979        1,061             1,605

SUMMARY OF MID-YEAR REVISIONS

     General Fund revenue projections have been revised upward by $30 million from the July Financial Plan Update issued July 30, 2003 (the "July Update") to reflect a modest upward revision in the tax receipts estimate offset by additional costs for the School Tax Relief (STAR) program and a deposit to the Personal Income Tax (PIT) Refund Reserve Account. The spending increase of $30 million is due to higher estimated costs in welfare ($31 million), Medicaid ($100 million), and TAP ($31 million), partially offset by Federal aid which reduces the State share of Medicaid costs ($51 million), other available health care resources ($46 million), implementation of cost containment in recently enacted "clean-up" legislation ($20 million), and projected additional lottery receipts used to finance school aid costs ($15 million).

     State Funds disbursements increased by $164 million from the July Update reflecting General Fund changes described above ($30 million) and increased spending for STAR ($35 million). The reclassification of Expendable Trust and Non-Expendable Trust Funds from the Fiduciary Fund type to the Special Revenue fund type increases both receipts and disbursements ($60 million and $84 million, respectively) from amounts published in the July Update. The balance of the increase in the State Funds receipts of $108 million from the July Update primarily reflects the General Fund changes discussed above ($30 million).

     The increase in All Governmental Funds receipts of $1.29 billion over the July Update primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for costs incurred by the State and New York City associated with the World Trade Center attacks of September 11th ($1.17 billion), as well as the State Funds changes described above ($108 million).

All Governmental Funds disbursements increased by $1.06 billion over the July Update due primarily to FEMA aid that flowed through the State to New York City for costs associated with the World Trade Center attacks ($885 million), and State Funds changes described above ($164 million).

RECAP OF FINANCIAL PLAN REVISIONS SINCE THE ENACTED BUDGET

     Since the Enacted Budget Financial Plan, projected General Fund receipts have been increased by $627 million. This increase is attributable to the receipt of $645 million in one-time Federal revenue sharing payments and the expected flow of $170 million in additional sales tax receipts to the General Fund due to the delay in providing payments to New York City associated with the Local Government Assistance Corporation (LGAC)/Municipal Assistance Corporation
(MAC) transaction. These increases are partially offset by a net reduction in the estimate for General Fund tax and miscellaneous receipts for 2003-04 of $53 million, additional costs for the STAR program of $35 million, an increased deposit into the PIT Refund Reserve Account of $75 million and a decrease in other transfers of $25 million.

     General Fund spending has decreased by $285 million from the Enacted Budget Financial Plan. This decrease is primarily attributable to lower costs resulting from a 15-month increase in the Federal matching rate on Medicaid costs ($422 million), the delayed timing of spending for new legislative "member items" ($100 million), additional resources available to Medicaid ($46 million), lower debt service costs ($42 million) and savings from the cap on mentally disabled payments to counties ($20 million). These reductions in spending are partially offset by: growth above budgeted levels for Medicaid ($200 million), welfare ($71 million) and TAP ($31 million); the delayed implementation of employee health insurance cost containment changes ($26 million); and a modest increase in State operations spending ($17 million).

     The combined benefit of the increased General Fund receipts and lower spending was used to balance the 2003-04 Enacted Budget and help lower the 2004-05 budget gap. The 2004-05 budget gap of roughly $5 billion to $6 billion already reflects these revisions.

     State Funds receipts increased $592 million over the Enacted Budget Financial Plan primarily reflecting the General Fund increase described above ($627 million). The State Funds disbursements decline of $123 million reflects the decline in General Fund spending detailed above ($285 million) offset by increased spending in STAR ($35 million) and the reclassification of Expendable Trust and Non-Expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type ($84 million).

     The increase in All Governmental Funds receipts of $2.60 billion over the Enacted Budget Financial Plan primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for costs incurred by the State and New York City associated with the World Trade Center attacks of September 11th ($1.17 billion), the State funds changes described above ($592 million), higher projected Federal aid in support of the Medicaid program reflecting the temporary increase in the Federal matching rate ($1.01 billion) and program cost increases ($300 million). All Governmental Funds disbursements increased $1.60 billion over the Enacted Budget primarily due to increases in World Trade Center costs ($885 million) and the Medicaid increases detailed above ($1.31 billion), offset by decreases in all other program areas.

     The majority of the changes since the Enacted Budget Financial Plan were reflected in the July Update, and thus only the incremental changes from the July Update are discussed in further detail later in this report.

RECENT EVENTS

     The Legislature recently passed "clean-up" bills that provide technical corrections and clarification to the budget bills and Article VII language bills enacted in the 2003 regular legislative session. These bills include necessary corrections and clarifications to achieve several savings and revenue initiatives included in the 2003-04 Financial Plan, as well as $20 million in new cost containment savings (described in more detail below). In addition, the bills include a provision that grants loan forgiveness to local governments of roughly $172 million in advance payments associated with the cost of providing mental health services. This action was already reflected in the Financial Plan.

STATUS OF LEGISLATIVE ACTIONS

     DOB continues to value certain revenue measures adopted by the Legislature at significantly lower amounts. The temporary personal income tax increase is valued at $280 million below legislative estimates, and year-to-date results appear consistent with the lower estimate. In addition, more speculative revenue actions taken by the Legislature are expected to have virtually no positive revenue impact in the current fiscal year, again, consistent with results to date. These actions include Video Lottery Terminals (VLTs) permitted to operate at certain racetracks, the collection of excise and sales taxes from non-exempt purchasers on Native American lands, and the denial of business deductions for the use of certain intangible assets.

               DOB ANALYSIS OF 2003-04 LEGISLATIVE REVENUE ACTIONS
                              (MILLIONS OF DOLLARS)

                                             LEGISLATIVE VALUE   DOB VALUE
          Temporary PIT Increases                  1,680           1,400
          Indian Reservation Taxes                   164               0
          VLTs                                       150               0
          Bonus Depreciation Recapture               146              58
          Intangible Holding Companies               115               0
          Other Revenue Actions                      140              15

     It should also be noted that the Legislature assumed savings in certain program areas that have not been attainable and which are still not reflected in this Update. These occur primarily in Medicaid and in shelter allowances for welfare recipients.

PROJECTED GENERAL FUND OUTYEAR BUDGET GAPS

     While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. General Fund outyear budget gaps are estimated to be roughly $5 billion to $6 billion in 2004-05 and $8 billion in 2005-06, consistent with the range of gaps initially reported by DOB in the May 1 Analysis of Legislative Budget Changes and in the Enacted Budget Report released later in May.

     The statewide austerity measures limiting discretionary spending, travel, and low priority capital spending will remain in force and all State agencies will continue to operate under a hiring freeze, consistent with existing guidelines. In addition, agencies continue to conduct comprehensive reviews of all existing and new State contracts, fleet management practices, and equipment purchases, as well as management assessments of current agency operations. These reviews will identify opportunities where agencies, through increased administrative flexibility, statutory changes or other means, can achieve greater productivity, improve services, and reduce costs. Savings from these measures, which are not yet reflected in the Financial Plan, should provide a hedge against risk for the remainder of the fiscal year and help reduce the outyear budget gaps.

GENERAL FUND FINANCIAL PLAN

NATIONAL ECONOMY

     Revised data for the second quarter of this year, in conjunction with preliminary data for the third quarter, indicate a stronger national economy for 2003 than projected in the July Update. Indeed, U.S. real gross domestic product is expected to grow almost 6 percent during the third quarter, aided by the issuance of tax cut rebate checks and a long-awaited improvement in business spending. Consequently, the DOB forecast for real growth in U.S. GDP for 2003 has been revised up to 2.8 percent. National economic growth is expected to accelerate to 3.8 percent in 2004.

     The improved outlook for the overall national economy has not yet translated into significant labor market growth. High productivity growth, rising benefit costs, and the trend toward off-shore outsourcing in certain economic sectors has delayed the resumption of hiring by businesses. DOB has reduced its estimate of nonagricultural employment growth for 2003 slightly from the 0.2 percent decline reported in July to a decline of 0.3 percent. Moreover, expected growth for 2004 has been reduced from 0.9 percent to 0.6 percent. The weaker job market, along with slightly lower than expected consumer price inflation, will result in slower wage and personal income growth than reported in the July Update. Wage growth has been revised down from 2.8 percent to 2.1 percent for 2003, partly due to a downward revision to the first quarter of 2003. Overall personal income growth has been revised down as well from 3.5 percent to 3.2 percent. Income growth is expected to accelerate in 2004, but remains well below the historical average.

                            MAJOR ECONOMIC INDICATORS

                                           2002    2003   2004
       Gross Domestic Product (real)        2.4     2.8    3.8
       Personal Income                      2.7     3.2    4.7
       Non Farm Employment                 (0.3)    0.6    1.7
       Consumer Price Index                 1.6     2.3    1.9

       Note: Numbers above are percent change/calendar year. DOB estimates are based on National Income and Product Account data through September 2003.

     DOB's forecast is not without risk. With significant labor market slack and the capacity utilization rate at its lowest level since the early 1980s recession, the business sector has been more reluctant to significantly increase investment spending than is typical at this stage of a recovery. If this trend continues, it could result in even slower job growth than expected. In turn, continued weakness in the labor market could depress consumption spending, further reducing the incentive for businesses to spend. In contrast, if the Federal tax reduction, combined with historically low interest rates, has a greater impact on households than expected, or a weaker dollar produces higher export growth than the current forecast, national economic growth could be stronger than expected.

STATE ECONOMY

     DOB's New York State Index of Coincident Economic Indicators shows that the State economy began to emerge from recession in early 2003. The collapse of dot-com equity prices, and the implosion of the high-tech sector that followed, sent the stock market tumbling and precipitated heavy job losses in the State's manufacturing, trade, and finance industries during the first eight months of 2001. The destruction of the World Trade Center wrought catastrophe for the downstate economy, with the finance and travel and tourism industries being the hardest hit. The December 2001 collapse of Enron, the corporate governance scandals that followed, and finally, the run-up to the war in Iraq, further delayed the recovery in equity prices, leading to further financial sector layoffs, as well as reductions in bonuses. As a result of this barrage of negative events, the State recession extended beyond that of the nation.

     Notwithstanding the upward revision to the national economic forecast, DOB's outlook for the New York economy is little changed from that presented in the July Update. With the State's labor market beginning to recover, DOB has revised its 2003 forecast for total State employment growth marginally upward from a decline of 0.4 percent to a decline of 0.1 percent, on an annual average basis. Private sector job growth has similarly been revised up from a decline of
0.2 percent to a decline of 0.1 percent. Expected employment growth for 2004 has also been revised upward from 0.6 percent to 0.8 percent. Nevertheless, the estimate for the State's unemployment rate, which is often a lagging economic indicator, remains at 6.2 percent for both 2003 and 2004.

     The recovery of the State's financial sector continues. With the S&P 500 up over 13 percent since the end of 2002, recent months have seen an increase in merger and acquisition activity, as well as strong revenues from bond trading activity, although the latter are expected to weaken with the rise in long-term interest rates. The improved outlook for the financial markets is expected to translate into higher bonus growth for the coming bonus season than was projected in July. DOB's 2003 forecast for State wages and salaries is relatively unchanged from July, but has been revised up for 2004 from 4.1 percent to 4.6 percent. Growth in total State personal income, of which wages and salaries are the largest component, has been revised up to 2.7 percent for 2003, due in large part to revised data for proprietors' income, and to 4.4 percent for 2004.

                            MAJOR ECONOMIC INDICATORS

                                        2002    2003    2004
       Personal Income                  (0.2)    2.7     4.4
       Nonagricultural Employment       (1.8)   (0.1)    0.8
       Unemployment Rate                 6.1     6.2     6.2

       Note: Numbers above are percent change/calendar year. Personal income and nonagricultural employment growth for 2002 and all forecasts for 2003 and 2004 are projected by DOB.

     The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

GENERAL FUND RECEIPTS

                          2003-04 GENERAL FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                                         JULY       OCTOBER      CHANGE FROM     ANNUAL
                                        UPDATE      UPDATE       JULY UPDATE     CHANGE
       Total Tax Receipts               28,406      28,402           (4)           425
       All Other Receipts               13,931      13,965           34          4,546
       TOTAL RECEIPTS                   42,337      42,367           30          4,971

     Total General Fund receipts are estimated at $42.37 billion, an increase of $30 million from the July Update, as explained below. The increase of $4.97 billion over the prior year is largely attributable to three factors: the expected receipt of $3.80 billion in tobacco securitization proceeds, $645 million from the Federal revenue sharing grants, and higher receipts resulting from tax and fee increases enacted with the 2003-04 Budget. The tax receipt revisions from the July Update, including transfers, are relatively minor and reflect a modestly more optimistic view of economic trends and financial sector performance balanced against some shortfalls in year-to-date results. Estimates for the impact of legislatively enacted changes remain essentially unchanged. It remains the case that a significant number of the revenue actions taken by the Legislature will generate little or no revenue in fiscal year 2003-04.

PERSONAL INCOME TAX

     Personal income tax receipts for the 2003-04 fiscal year are estimated at $16.28 billion, a decrease of $8 million from the July Update estimate. This decrease is comprised of an additional deposit to the PIT Refund Reserve Account ($75 million) partially offset by higher PIT collections ($67 million). The estimate reflects an increase of $150 million in the non-withholding payments estimate due in part to a change in collection patterns related to tax actions taken with the Enacted Budget. Despite a year-to-date shortfall in withholding results, the estimate is unchanged reflecting better-than-anticipated securities industry profitability and an expected increase in end-of-year bonus payments. Increases are partially offset by a lower assessments estimate ($25 million), increased costs for the STAR program ($35 million) and greater deposits to the Revenue Bond Tax Fund (RBTF) ($23 million). Important risks affecting the personal income tax estimate include the strength of growth in the overall economy, financial sector compensation trends, and collection patterns related to the temporary tax increase enacted earlier this year.

CONSUMPTION AND USE TAXES

     The estimate for user taxes and fees is $7.96 billion, which is $11 million below the July Update. The estimates for sales tax, motor vehicle fees, the alcohol beverage tax, and alcohol beverage control license fees are unchanged from the July Update. The estimate for the cigarette and tobacco tax is $11 million below the July Update estimate, reflecting weaker-than-anticipated cigarette consumption. Overall, consumption and use tax receipts are within $5 million of the estimated cash flow contained in the July Update.

BUSINESS TAXES

     The business tax estimates total $3.44 billion and remain unchanged from the July Update. Business taxes for the first half of the fiscal year were $1.54 billion, which is $43 million below July estimates. This is primarily due to unexpected large refunds in the bank tax and lower-than-expected utility tax payments. Collections are expected to strengthen in the later part of the year as corporate profitability continues to improve.

OTHER TAXES

     Other taxes, comprised of the estate tax, gift tax, real property gains tax, pari-mutuel taxes and other taxes are now expected to total $726 million, a $15 million increase from the July Update. Through the first half of the fiscal year, receipts totaled $398 million, which is $32 million above the cash flow projection in the July Update. The change from the July Update is due to the unexpectedly strong results in the estate tax. The change is based upon the strong year-to-date results, and an upward revision to estimates of household net worth.

MISCELLANEOUS RECEIPTS

     The estimate for miscellaneous receipts is $5.55 billion and remains unchanged from the July Update. Year-to-date collections of miscellaneous receipts are $3.13 billion, which is $2.27 billion higher than last year. The higher receipts are attributable to $2.20 billion in tobacco bond proceeds received in June, offset by lower collections from abandoned property. There is some downside risk in the miscellaneous receipts estimate, stemming from lower-than-expected year-to-date collections from abandoned property, though the majority of revenue from this source is received during the second half of the fiscal year.

FEDERAL GRANTS

     Federal Grants are estimated to total $645 million and remain unchanged from the July Update.

TRANSFERS FROM OTHER FUNDS

     The estimate for transfers from other funds is $7.77 billion, which is $34 million above the July Update. Personal income tax and the real estate transfer tax in excess of debt service requirements are expected to increase by $23 million and $11 million respectively. These changes reflect modest increases in the estimates of the personal income and real estate transfer taxes.

GENERAL FUND DISBURSEMENTS

                       2003-04 GENERAL FUND DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                   JULY               OCTOBER          CHANGE FROM        ANNUAL
                                                  UPDATE              UPDATE           JULY UPDATE        CHANGE
       Grants to Local Governments                 29,584              29,629               45             4,742
       All Other                                   12,838              12,823              (15)               97
       TOTAL DISBURSEMENTS                         42,422              42,452               30             4,839

     General Fund spending is estimated at $42.45 billion, an increase of $30 million from the July Update as a result of additional net spending of $45 million for Grants to Local Governments partially offset by the anticipated elimination of a $15 million transfer to the State Lottery Fund.

     Grants to Local Governments disbursements are projected at $29.63 billion, an increase of $45 million from the July Update. This higher local spending consists of increases in welfare ($31 million), TAP ($31 million), and Medicaid ($3 million), partially offset by reduced spending in mental hygiene programs ($20 million).

     Revised welfare caseload and expenditure estimates result in a net $31 million spending increase above the July Update. Federal Temporary Assistance to Needy Families (TANF) originally programmed to offset school aid costs for the Pre-K program and Higher Education Services Corporation (HESC) spending for the TAP program are now needed to fund welfare costs. As a result, school aid and HESC spending increases by $50 million and $70 million respectively, partially offset by a welfare realignment of $89 million after the TANF reprogramming, including $23 million in TANF bonus funds.

     In addition to the loss of $70 million of TANF funds to offset TAP spending from the General Fund, HESC local assistance spending is $31 million above the July Update estimate as a result of larger than projected growth in the number of TAP recipients and average award levels.

     Medicaid spending increased by a net $3 million over the July Update estimate as a result of $100 million in higher costs relating to caseload and utilization ($96 million) and revised cost containment savings ($4 million). This growth is partially offset by an increased State benefit resulting from the 15-month increase in the Federal matching rate used to lower Medicaid costs ($51 million). The gross State benefit of $319 million (for a total State share benefit in 2003-04 of $690 million) is reduced by $268 million to reflect the portion of these savings used to finance programs under the Health Care Reform Act. In addition, there are other available resources to Medicaid to reduce current year costs ($46 million).

     Local assistance spending estimates for the Office of Mental Retardation and Developmental Disabilities were reduced by $20 million from the July Update estimate due to the implementation of a cap on mentally disabled payments to counties pursuant to the recently enacted "clean-up" bills.

     Transfers from the General Fund to other funds are reduced by $15 million for the anticipated elimination of a transfer to the Lottery Fund assumed in the July Update. This transfer is no longer required due to an increase in estimated lottery receipts that sufficiently funds a portion of school aid costs as assumed in the Enacted Budget Financial Plan.

     All other General Fund spending estimates, including State Operations ($7.14 billion), General State Charges ($3.26 billion), Debt Service ($1.54 billion) and Capital Projects ($255 million), remain unchanged from the July Update.

ANNUAL CHANGE IN GENERAL FUND DISBURSEMENTS

     General Fund spending is now projected to total $42.45 billion, an increase of $4.84 billion or 13.0 percent from the prior year. The deferral of $1.90 billion in disbursements from 2002-03 to 2003-04 that was made necessary due to the delay in securing authorization to issue tobacco bonds represents $3.80 billion of the annual growth in General Fund spending. The deferral of $1.9 billion in payments included school aid ($1.31 billion), CUNY Senior Colleges advance ($419 million), Medicaid to New York City relating to the mentally disabled ($82 million), education ($54 million), welfare ($47 million) and several other payments ($186 million).

     The remaining $1.04 billion in projected annual spending growth in the General Fund is primarily attributable to increased spending for Grants to Local Governments of $1.09 billion. This category is the largest area of General Fund spending and represents over 68 percent of total disbursements. All other General Fund spending is estimated to decrease by $51 million and consists of lower spending for State Operations ($610 million), offset by increases in General State Charges ($493 million) and Transfers To Other Funds ($66 million).

     Higher local assistance spending of $1.09 billion or 4.1 percent results from higher welfare spending associated with the loss of non-recurring Federal TANF reserve funds used to offset 2002-

03 welfare spending and an increased caseload ($582 million), additional spending for legislative member items ($250 million), growth in Medicaid program costs ($130 million), and various other increases in spending across several local assistance programs.

     State Operations disbursements, which accounts for the second largest area of General Fund spending, are estimated to decline $610 million or 7.9 percent from 2002-03 due to decreased spending for personal service ($677 million) partially offset by modest growth in non-personal service spending ($67 million).

     Decreases in personal service costs are attributable to the continuation of the strict statewide hiring freeze, an aggressive use of a State employees retirement incentive, and the use of alternative funding sources to finance spending. These alternative funding sources for personal service costs are comprised of additional SUNY revenues including a tuition increase ($289 million), increased Federal revenues used to finance a portion of mental hygiene spending ($227 million), and the shift of transportation-related spending for the Department of Motor Vehicles to the Dedicated Highway Fund ($90 million). This lower spending is partially offset by increased non-personal service spending resulting primarily from inflationary increases across all agencies.

     General State Charges annual growth of $493 million or 18.0 percent is mostly due to higher costs associated with pensions ($250 million) and health insurance ($204 million). Increases in pension costs are driven by a required minimum contribution rate of 4.5 percent of 2003-04 annual payroll expenditures (versus 1.0 percent in 2002-03), as well as higher costs produced by retirement incentives. The growth in health insurance spending reflects rising costs of employee and retiree health care, including the escalating costs of prescription drugs.

     Transfers to other funds are projected to grow $66 million or 2.8 percent over the prior year, primarily the result of timing of State subsidy payments to the SUNY hospitals ($107 million), increased General Fund support of capital projects spending for transportation and the environment ($90 million), and underlying growth in debt service costs ($46 million). These increases are partially offset by a decrease in the transfer to the Community Service Provider Assistance Program Fund ($100 million) and in the State's share of Medicaid payments to SUNY hospitals ($48 million).

     Additional information relating to the annual spending changes is included in the 2003-04 Enacted Budget Report published on May 28, 2003.

RESERVES/GENERAL FUND CLOSING BALANCE

     The Mid-Year Update projects a closing balance of $730 million in the General Fund, and is unchanged from the July Update. The closing fund balance is comprised of $710 million in the permanent rainy day fund (Tax Stabilization Reserve Fund) and $20 million in the litigation reserve (Contingency Reserve
Fund).

CERTAIN RISKS(1)

     The Mid-Year Financial Plan does not assume costs that could materialize as a result of adverse rulings in pending litigation, increased school aid funding related to recent court rulings, future collective bargaining agreements with State employee unions, Federal disallowances or other Federal actions that could produce adverse effects on the State's projections of receipts and disbursements. These risks are explained in further detail below.

     The State is a defendant in several ongoing legal proceedings that could result in costs to the State Financial Plan. The most significant litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, and the recent State Court of Appeals ruling that the State's financing system for New York City public schools was unconstitutional requiring the State to submit its remedy to the Court by July 30, 2004. In addition, in JIGGETTS VS. DOWLING, the State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families effective November 1, 2003. The court has also directed the parties to return on March 30, 2004 for further proceedings.

     The State and several State employee unions are negotiating new collective bargaining agreements. The recently expired four-year agreement included a $500 non-recurring lump sum payment and salary increases of 1.5 percent in 1999-00,
3.0 percent in 2000-01 and 3.5 percent in 2001-02 and 2002-03. Each one percent salary increase costs roughly $80 million in the General Fund.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances.

     In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall in the General Fund.

     New York State continues to await Federal approval of the Medicaid State Plan Amendment necessary to make planned payments totaling roughly $1.1 billion (half funded by the Federal government) to public hospitals throughout the State, including the New York City Health and Hospitals Corporation, State University of New York hospitals, and other State and county operated facilities.

----------
(1) For a discussion of other risks, please see "Special Considerations" and "Litigation" in this Update.

GOVERNMENTAL FUNDS FINANCIAL PLANS

     The State Funds and All Governmental Funds sections below provide a brief description of the annual change in receipts and disbursements. For a more detailed discussion of these changes, refer to the Enacted Budget Financial Plan.

     GASB issued Statement 34 (GASB 34), which substantially changed the way in which governments are required to report their operations in their financial statements. In accordance with GASB 34, the Expendable and Non-Expendable Trust Funds have been reclassified from the Fiduciary fund type to the Special Revenue fund type. These fund reclassifications conform to the new accounting standards and are counted in the State Funds and All Governmental Funds actual results and estimates contained in this Update.

STATE FUNDS

     State Funds represent the portion of the State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not typically included as part of State Funds; however, one-time Federal grants received in the General Fund have been included for 2003-04.

                           2003-04 STATE FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                                  JULY           OCTOBER          CHANGE FROM        ANNUAL
                                 UPDATE          UPDATE           JULY UPDATE        CHANGE
     Taxes                       42,534          42,577                43             1,901
     Miscellaneous Receipts      19,360          19,424                64             5,421
     Federal Grants                 645             646                 1               646
     TOTAL RECEIPTS              62,539          62,647               108             7,968

     The increase in State Funds receipts of $108 million over the July Update is primarily attributable to General Fund changes including projected increases in tax collections ($43 million). The remaining State Funds receipts change reflects the reclassification of Expendable and Non-Expendable Trust Funds to the Special Revenue Funds pursuant to GASB 34 as discussed above ($60 million).

     State Funds receipts are projected to total $62.65 billion in 2003-04, an increase of $7.97 billion or 14.6 percent from 2002-03. Tax receipts in State Funds are projected to total $42.58 billion, an increase of $1.90 billion from 2002-03 primarily reflecting a new personal income tax surcharge ($1.4 billion) and a one-quarter percent increase in sales tax ($450 million) as well as other modest tax reestimates. Miscellaneous receipts in State Funds are projected to total $19.42 billion, an increase of $5.42 billion over 2002-03. The growth in miscellaneous receipts primarily reflects receipts from the issuance of tobacco bonds ($3.8 billion), receipt of bond proceeds in support of capital spending ($1.29 billion) and growth in SUNY revenues attributable to a tuition increase ($280 million). Federal grants are projected to total $646 million and reflect one-time Federal revenue sharing payments.

                        2003-04 STATE FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

           JULY                OCTOBER             CHANGE FROM            ANNUAL
          UPDATE               UPDATE              JULY UPDATE            CHANGE
          62,700               62,864                  164                 7,111

     State Funds disbursements increased by $164 million from the July Update. Spending growth is due mostly to General Fund changes, including welfare caseload increases ($31 million) and higher than expected enrollment in the current academic year for TAP ($31 million). The remaining change reflects increased spending in STAR for higher than anticipated school tax increases ($35 million) and fund reclassifications made pursuant to GASB 34 as discussed above ($84 million).

     State Funds disbursements are projected at $62.86 billion in 2003-04, an increase of $7.11 billion or 12.8 percent from 2002-03. The deferral of payments made necessary due to the delay in securing authorization to issue tobacco bonds accounts for $3.8 billion of the $7.11 billion increase.

     Spending growth in welfare and HESC ($582 million and $210 million, respectively) results primarily from the loss of non-recurring Federal TANF reserve funds that had previously helped offset 2002-03 General Fund spending.

     Other State Funds spending growth includes increases in: General State Charges ($543 million) primarily due to higher pension and health insurance costs; Medicaid ($249 million) reflecting growth in program costs; and debt service ($349 million), reflecting planned growth in costs and additional bonding enacted by the Legislature.

     The remaining annual growth includes: legislative member items ($250 million), public health ($195 million), SUNY ($183 million), STAR ($171 million), transportation ($136 million), environmental conservation ($117 million) and children and family services ($105 million).

ALL GOVERNMENTAL FUNDS

     All Governmental Funds includes activity in the four governmental fund types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State Funds with Federal grants across these fund types.

                     2003-04 ALL GOVERNMENTAL FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                                        JULY          OCTOBER         CHANGE FROM      ANNUAL
                                       UPDATE         UPDATE          JULY UPDATE      CHANGE
     Taxes                             42,534         42,577                43          1,901
     Miscellaneous Receipts            19,582         19,555               (27)         5,413
     Federal Grants                    34,913         36,190             1,277          2,934
     TOTAL RECEIPTS                    97,029         98,322             1,293         10,248

     The increase in All Governmental Funds receipts of $1.29 billion over the July Update primarily reflects the receipt of Federal Emergency Management Agency (FEMA) reimbursement aid for World Trade Center costs ($1.17 billion), and the State Funds changes described above ($108 million).

     All Governmental Funds receipts are projected to be $98.32 billion in 2003-04, an increase of $10.25 billion or 11.6 percent from 2002-03. The growth in receipts is comprised of the State Funds increase of $7.97 billion discussed above, and additional growth of $2.29 billion in Federal grants. The annual increase in Federal grants primarily reflects the receipt of FEMA aid as described above ($1.13 billion) and higher projected Federal aid in support of the Medicaid program reflecting the temporary increase in the Federal matching rate ($1.01 billion) and program cost increases ($300 million).

                  2003-04 ALL GOVERNMENTAL FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

           JULY               OCTOBER            CHANGE FROM            ANNUAL
          UPDATE              UPDATE             JULY UPDATE            CHANGE
          96,918              97,979                1,061                8,923

     All Governmental Funds disbursements increased by $1.06 billion over the July Update due to FEMA aid that flowed through the State to New York City for costs incurred associated with the World Trade Center attacks ($885 million), and the State funds changes described above ($164 million).

     All Governmental Funds spending is projected to total $97.98 billion in 2003-04, an annual increase of $8.92 billion or 10 percent from 2002-03. All Governmental Funds Medicaid spending growth of $2.51 billion primarily reflects underlying spending growth ($1.40 billion), the temporary increase in the Federal matching rate ($1.01 billion), and increased aid for disproportionate share payments to public hospitals ($394 million), as well as the State Funds changes described above ($249 million).

     Also included in the annual increase is higher spending for public health ($475 million), largely related to the Child Health Plus program ($319 million), and welfare ($225 million), which reflects the State Funds increase described above ($582 million) partially offset by decreased Federal spending primarily due to the loss of one-time TANF aid that was used to support 2002-03 spending.

     All Governmental Funds spending growth largely attributable to State Funds spending includes growth for fringe benefits ($525 million), debt service ($349 million), legislative member items ($250 million), SUNY ($160 million), and STAR ($171 million).

MID-YEAR CASH-BASIS RESULTS

GENERAL FUND

                    CUMULATIVE GENERAL FUND CASH FLOW RESULTS
                    APRIL 1, 2003 THROUGH SEPTEMBER 30, 2003
                              (MILLIONS OF DOLLARS)

                                                                            FAVORABLE
                                                                          (UNFAVORABLE)
                                      JULY PLAN           ACTUALS            VARIANCE
          Total Receipts                21,764              21,649            (115)
          Total Disbursements           20,316              19,905             411
          Cash Balance                   2,263               2,559             296

     The General Fund ended the second quarter with a balance of $2.56 billion, $296 million higher than the estimate in the July Update to the Financial Plan. The variance primarily reflects timing delays in projected spending of $411 million partially offset by lower receipts of $115 million.

     Total General Fund receipts, including transfers from other funds, were $21.65 billion in the first six-months. On a net basis, receipts were $115 million lower than the July Update cash flow projections. This variance is primarily attributable to the delay in a transfer from the Dedicated Highway Fund ($118 million), lower sales and business taxes ($46 million) and lower gross personal income tax receipts ($21 million), which are partially offset by higher miscellaneous receipts ($29 million) and other taxes ($32 million).

     General Fund disbursements, including transfers to other funds, totaled $19.91 billion through the second quarter, and were $411 million lower than the estimate of disbursements in the July Update. This lower spending consists of slower than anticipated 2002-03 school year aid payments primarily for categorical aid programs to school districts ($178 million), timing delays in capital projects in the economic development, environment, education and general government areas ($113 million), and a delay in the receipt of Federal Medicaid disproportionate share monies which are then transferred to SUNY hospitals ($92 million). Almost all of these timing variances are expected to be paid by the end of December and should have no impact on year-end projections, with the exception of the pending Federal approval of the Medicaid State Plan Amendment to make additional intergovernmental transfers and disproportionate share (IGT/DSH) payments to public hospitals as discussed earlier in this document which could result in higher costs.

STATE FUNDS

     Total State Funds receipts were $30.15 billion in the first six months of 2003-04 comprised of $20.48 billion in taxes and $9.67 billion in other receipts. State Funds tax receipts are projected to total $42.58 billion at year-end and all other receipts are projected to total $20.07 billion. State Funds receipts through September represent 48 percent of total year-end projections which is consistent with financial plan assumptions that closely mirror State Funds disbursements.

     State Funds disbursements totaled $28.42 billion through the second quarter against projected year-end total disbursements of $62.86 billion. Disbursements through September from State Funds amount to 45 percent of total projected disbursements consistent with underlying cash flow assumptions which plan for the disbursement of substantially all of the STAR local tax relief payments, significant school aid payments and Medicaid payments supported by HCRA monies in the second half of the fiscal year.

ALL GOVERNMENTAL FUNDS

     All Governmental Funds receipts totaled $48.81 billion in the first six months of 2003-04 comprised of $20.48 billion in taxes, $9.44 billion in miscellaneous receipts and $18.89 billion in Federal grants. All Governmental Funds receipts are projected to total $98.32 billion at year-end: $42.58 billion in taxes, $19.56 billion in miscellaneous receipts, and $36.19 billion in Federal grants.

     Total All Governmental Funds disbursements were $46.23 billion through September against projected year-end total disbursements of $97.98 billion. All Governmental Funds receipts and disbursements through September are consistent with cash flow assumptions made in development of the Financial Plan projections and represent 49 percent and 47 percent of total year-end estimates, respectively.

GENERAL FUND CASH FLOW PROJECTIONS

     Actual month-end cash balances through September ranged from a low of $1.33 billion in August to a high of $2.79 billion in April. Total receipts through September included $2.20 billion in tobacco proceeds and $323 million in Federal revenue sharing received in June, which allowed for the repayment of all pending March 2003 payment delays totaling $1.9 billion.

     The General Fund closing balance on September 30, 2003 was $2.56 billion. General Fund intra-month daily balances can be supplemented with positive balances in other governmental funds as permitted by legislation included in the 2003-04 Enacted Budget that allows the State Comptroller to temporarily access balances in other funds to support the General Fund within a month. This process was utilized in September, as planned, to ensure intra-month payments continued in a timely manner.

     While the receipt of tobacco securitization proceeds and additional Federal aid has alleviated the tight monthly cash flow position experienced in the first six months of the 2003-04 State Fiscal Year, DOB continues to review cash balances on a daily basis and expects that cash flow in the early part of 2004-05 will have to be carefully monitored.

     The 2003-04 General Fund cash flow is projected to end the third quarter with a balance of $2.54 billion, an increase of $1.07 billion over the prior fiscal year.

DEBT REFORM ACT

     The Debt Reform Act of 2000 imposed phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental funds receipts. To immediately constrain State debt levels, the Act applies to all new State-supported debt issued on and after April 1, 2000 (excluding certain refunding bonds). Section 23 of the State Finance Law requires the calculation of the caps imposed by the Act to be submitted with the Financial Plan Update most proximate to October 31 of each year.

     For the 2002-03 fiscal year, the debt outstanding and debt service caps are
1.65 percent each. As shown in the tables below, actual levels of debt outstanding and debt service costs continue to remain well below the limits imposed by the Act.

               DEBT OUTSTANDING CAP
                 ($ IN MILLIONS)

New Debt Outstanding                        $    8,295
Personal Income (CY 2002)                   $  684,070
Debt Outstanding (% of PI)                        1.21%
Cap Imposed by Debt Reform Act                    1.65%

                  DEBT SERVICE CAP
                  ($ IN MILLIONS)

New Debt Service                            $      470
Governmental Funds Receipts                 $   90,174
Debt Service (% of Govn't Fund Receipts)          0.52%
Cap Imposed by Debt Reform Act                    1.65%

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                       JULY             CHANGE            OCTOBER
                                                            ---------------    ---------------    ---------------
OPENING FUND BALANCE                                                    815                  0                815
                                                            ===============    ===============    ===============
RECEIPTS:
Taxes:
  Personal income tax                                                16,284                 (8)            16,276
  User taxes and fees                                                 7,975                (11)             7,964
  Business taxes                                                      3,436                  0              3,436
  Other taxes                                                           711                 15                726
Miscellaneous receipts                                                5,547                  0              5,547
Federal grants                                                          645                  0                645
Transfers from other funds:
  PIT in excess of Revenue Bond debt service                          5,150                 23              5,173
  Sales tax in excess of LGAC debt service                            1,960                  0              1,960
  Real estate taxes in excess of CW/CA debt service                     199                 11                210
  All other                                                             430                  0                430
                                                            ---------------    ---------------    ---------------
  TOTAL RECEIPTS                                                     42,337                 30             42,367
                                                            ===============    ===============    ===============
DISBURSEMENTS:
Grants to local governments                                          29,584                 45             29,629
State operations                                                      7,142                  0              7,142
General State charges                                                 3,258                  0              3,258
Transfers to other funds:
  Debt service                                                        1,541                  0              1,541
  Capital projects                                                      255                  0                255
  State university                                                      145                  0                145
  Other purposes                                                        497                (15)               482
                                                            ---------------    ---------------    ---------------
  TOTAL DISBURSEMENTS                                                42,422                 30             42,452
                                                            ===============    ===============    ===============

CHANGE IN FUND BALANCE                                                  (85)                 0                (85)
                                                            ===============    ===============    ===============

CLOSING FUND BALANCE                                                    730                  0                730
                                                            ===============    ===============    ===============

Tax Stabilization Reserve Fund                                          710                  0                710
Contingency Reserve Fund                                                 20                  0                 20

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                    ENACTED             CHANGE            OCTOBER
                                                            ---------------    ---------------    ---------------
OPENING FUND BALANCE                                                    815                  0                815
                                                            ===============    ===============    ===============
RECEIPTS:
Taxes:
  Personal income tax                                                16,285                 (9)            16,276
  User taxes and fees                                                 8,007                (43)             7,964
  Business taxes                                                      3,498                (62)             3,436
  Other taxes                                                           771                (45)               726
Miscellaneous receipts                                                5,569                (22)             5,547
Federal grants                                                            0                645                645
Transfers from other funds:
  PIT in excess of Revenue Bond debt service                          5,125                 48              5,173
  Sales tax in excess of LGAC debt service                            1,853                107              1,960
  Real estate taxes in excess of CW/CA debt service                     202                  8                210
  All other                                                             430                  0                430
                                                            ---------------    ---------------    ---------------
  TOTAL RECEIPTS                                                     41,740                627             42,367
                                                            ===============    ===============    ===============
DISBURSEMENTS:
Grants to local governments                                          29,835               (206)            29,629
State operations                                                      7,205                (63)             7,142
General State charges                                                 3,232                 26              3,258
Transfers to other funds:
  Debt service                                                        1,583                (42)             1,541
  Capital projects                                                      255                  0                255
  State university                                                      145                  0                145
  Other purposes                                                        482                  0                482
                                                            ---------------    ---------------    ---------------
  TOTAL DISBURSEMENTS                                                42,737               (285)            42,452
                                                            ===============    ===============    ===============

FISCAL MANAGEMENT PLAN/FEDERAL AID                                      912               (912)                 0
                                                            ===============    ===============    ===============

CHANGE IN FUND BALANCE                                                  (85)                 0                (85)
                                                            ===============    ===============    ===============

CLOSING FUND BALANCE                                                    730                  0                730
                                                            ===============    ===============    ===============

Tax Stabilization Reserve Fund                                          710                  0                710
Contingency Reserve Fund                                                 20                  0                 20

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                                  2002-2003          2003-2004             ANNUAL
                                                                     ACTUAL            OCTOBER             CHANGE
                                                            ---------------    ---------------    ---------------
OPENING FUND BALANCE                                                  1,032                815               (217)
                                                            ===============    ===============    ===============
RECEIPTS:
Taxes:
  Personal income tax                                                16,791             16,276               (515)
  User taxes and fees                                                 7,063              7,964                901
  Business taxes                                                      3,380              3,436                 56
  Other taxes                                                           743                726                (17)
Miscellaneous receipts                                                2,091              5,547              3,456
Federal grants                                                            0                645                645
Transfers from other funds:
  PIT in excess of Revenue Bond debt service                          4,215              5,173                958
  Sales tax in excess of LGAC debt service                            1,919              1,960                 41
  Real estate taxes in excess of CW/CA debt service                     263                210                (53)
  All other                                                             931                430               (501)
                                                            ---------------    ---------------    ---------------
  TOTAL RECEIPTS                                                     37,396             42,367              4,971
                                                            ===============    ===============    ===============
DISBURSEMENTS:
Grants to local governments                                          24,887             29,629              4,742
State operations                                                      7,678              7,142               (536)
General State charges                                                 2,699              3,258                559
Transfers to other funds:
  Debt service                                                        1,496              1,541                 45
  Capital projects                                                      166                255                 89
  State university                                                       26                145                119
  Other purposes                                                        661                482               (179)
                                                            ---------------    ---------------    ---------------
  TOTAL DISBURSEMENTS                                                37,613             42,452              4,839
                                                            ===============    ===============    ===============

CHANGE IN FUND BALANCE                                                 (217)               (85)               132
                                                            ===============    ===============    ===============

CLOSING FUND BALANCE                                                    815                730                (85)
                                                            ===============    ===============    ===============

Tax Stabilization Reserve Fund                                          710                710                  0
Contingency Reserve Fund                                                 20                 20                  0
Community Projects Fund                                                  85                  0                (85)

NOTE: ACTUALS REFLECT THE AMOUNTS PUBLISHED IN THE COMPTROLLER'S CASH BASIS REPORT RELEASED ON JULY 29, 2003.

                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                                  2002-2003          2003-2004             ANNUAL
                                                                     ACTUAL            OCTOBER             CHANGE
                                                            ---------------    ---------------    ---------------
PERSONAL INCOME TAX                                                  16,791             16,276               (515)
                                                            ---------------    ---------------    ---------------

USER TAXES AND FEES:                                                  7,063              7,964                901
                                                            ---------------    ---------------    ---------------
Sales and use tax                                                     6,328              7,250                922
Cigarette and tobacco taxes                                             446                415                (31)
Motor vehicle fees                                                       67                 75                  8
Alcoholic beverages taxes                                               180                182                  2
Alcoholic beverage control license fees                                  42                 42                  0

BUSINESS TAXES:                                                       3,380              3,436                 56
                                                            ---------------    ---------------    ---------------
Corporation franchise tax                                             1,407              1,388                (19)
Corporation and utilities tax                                           860                755               (105)
Insurance taxes                                                         704                868                164
Bank tax                                                                409                425                 16

OTHER TAXES:                                                            743                726                (17)
                                                            ---------------    ---------------    ---------------
Estate tax                                                              701                692                 (9)
Gift tax                                                                  7                  0                 (7)
Real property gains tax                                                   5                  2                 (3)
Pari-mutuel taxes                                                        29                 32                  3
Other taxes                                                               1                  0                 (1)

TOTAL TAXES                                                          27,977             28,402                425
                                                            ---------------    ---------------    ---------------

MISCELLANEOUS RECEIPTS                                                2,091              5,547              3,456
                                                            ---------------    ---------------    ---------------

FEDERAL GRANTS                                                            0                645                645
                                                            ---------------    ---------------    ---------------

TOTAL RECEIPTS                                                       30,068             34,594              4,526
                                                            ===============    ===============    ===============

                                  GENERAL FUND
                         PERSONAL INCOME TAX COMPONENTS
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                                  2002-2003            2003-2004               ANNUAL
                                                                     ACTUAL              OCTOBER               CHANGE
                                                            ---------------      ---------------      ---------------
Withholdings                                                         19,959               22,085                2,126
Estimated Payments                                                    4,855                5,035                  180
Final Payments                                                        1,334                1,240                  (94)
Delinquencies                                                           796                  595                 (201)
                                                            ---------------      ---------------      ---------------
  GROSS COLLECTIONS                                                  26,944               28,955                2,011

State/City Offset                                                      (288)                (300)                 (12)
Refund Reserve                                                        1,050                   84                 (966)
Refunds                                                              (4,008)(1)           (4,230)(2)             (222)
                                                            ---------------      ---------------      ---------------
  REPORTED TAX COLLECTIONS                                           23,698               24,509                  811

STAR                                                                 (2,664)              (2,835)                (171)
RBTF                                                                 (4,243)              (5,398)              (1,155)
                                                            ---------------      ---------------      ---------------
  GENERAL FUND                                                       16,791               16,276                 (515)
                                                            ===============      ===============      ===============

  Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

NOTE 1: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2001 LIABILITY AND PAYMENT OF $960 MILLION OF CALENDAR YEAR 2002 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2002-03 FISCAL YEAR AND A BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $627 MILLION.

NOTE 2: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2002 LIABILITY AND THE PROJECTED PAYMENT OF $960 MILLION OF CALENDAR YEAR 2003 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2003-04 FISCAL YEAR AND A PROJECTED BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $543 MILLION.

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                       SPECIAL          CAPITAL             DEBT
                                                      GENERAL          REVENUE         PROJECTS          SERVICE           (MEMO)
                                                         FUND            FUNDS            FUNDS            FUNDS            TOTAL
                                                -------------    -------------    -------------    -------------    -------------
OPENING FUND BALANCE                                      815              947             (560)             158            1,360
                                                =============    =============    =============    =============    =============
RECEIPTS:
Taxes                                                  28,402            4,462            1,750            7,963           42,577
Miscellaneous receipts                                  5,547            9,943            3,232              702           19,424
Federal grants                                            645                1                0                0              646
                                                -------------    -------------    -------------    -------------    -------------
  TOTAL RECEIPTS                                       34,594           14,406            4,982            8,665           62,647
                                                =============    =============    =============    =============    =============
DISBURSEMENTS:
Grants to local governments                            29,629           10,237            1,095                0           40,961
State operations                                        7,142            4,630                0                8           11,780
General State charges                                   3,258              410                0                0            3,668
Debt service                                                0                0                0            3,387            3,387
Capital projects                                            0                6            3,062                0            3,068
                                                -------------    -------------    -------------    -------------    -------------
  TOTAL DISBURSEMENTS                                  40,029           15,283            4,157            3,395           62,864
                                                =============    =============    =============    =============    =============
OTHER FINANCING SOURCES (USES):
Transfers from other funds                              7,773              820              280            4,882           13,755
Transfers to other funds                               (2,423)            (229)            (947)         (10,149)         (13,748)
Bond and note proceeds                                      0                0              248                0              248
                                                -------------    -------------    -------------    -------------    -------------
  NET OTHER FINANCING SOURCES (USES)                    5,350              591             (419)          (5,267)             255
                                                =============    =============    =============    =============    =============

CHANGE IN FUND BALANCE                                    (85)            (286)             406                3               38
                                                =============    =============    =============    =============    =============

CLOSING FUND BALANCE                                      730              661             (154)             161            1,398
                                                =============    =============    =============    =============    =============

     THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                       SPECIAL          CAPITAL             DEBT
                                                      GENERAL          REVENUE         PROJECTS          SERVICE           (MEMO)
                                                         FUND            FUNDS            FUNDS            FUNDS            TOTAL
                                                -------------    -------------    -------------    -------------    -------------
OPENING FUND BALANCE                                      815            1,039             (791)             158            1,221
                                                =============    =============    =============    =============    =============
RECEIPTS:
Taxes                                                  28,402            4,462            1,750            7,963           42,577
Miscellaneous receipts                                  5,547           10,074            3,232              702           19,555
Federal grants                                            645           33,907            1,638                0           36,190
                                                -------------    -------------    -------------    -------------    -------------
  TOTAL RECEIPTS                                       34,594           48,443            6,620            8,665           98,322
                                                =============    =============    =============    =============    =============
DISBURSEMENTS:
Grants to local governments                            29,629           40,388            1,312                0           71,329
State operations                                        7,142            7,922                0                8           15,072
General State charges                                   3,258              576                0                0            3,834
Debt service                                                0                0                0            3,387            3,387
Capital projects                                            0                6            4,351                0            4,357
                                                -------------    -------------    -------------    -------------    -------------
  TOTAL DISBURSEMENTS                                  40,029           48,892            5,663            3,395           97,979
                                                =============    =============    =============    =============    =============
OTHER FINANCING SOURCES (USES):
Transfers from other funds                              7,773            3,302              280            4,882           16,237
Transfers to other funds                               (2,423)          (2,671)          (1,079)         (10,149)         (16,322)
Bond and note proceeds                                      0                0              248                0              248
                                                -------------    -------------    -------------    -------------    -------------
  NET OTHER FINANCING SOURCES (USES)                    5,350              631             (551)          (5,267)             163
                                                =============    =============    =============    =============    =============
CHANGE IN FUND BALANCE                                    (85)             182              406                3              506
                                                =============    =============    =============    =============    =============
CLOSING FUND BALANCE                                      730            1,221             (385)             161            1,727
                                                =============    =============    =============    =============    =============

     THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                               2002-2003       2003-2004          ANNUAL
                                                  ACTUAL         OCTOBER          CHANGE
                                           -------------   -------------   -------------
PERSONAL INCOME TAX                               23,698          24,509             811
                                           -------------   -------------   -------------

USER TAXES AND FEES                               10,804          11,906           1,102
                                           -------------   -------------   -------------
Sales and use taxes                                8,796           9,914           1,118
Cigarette and tobacco taxes                          446             415             (31)
Motor fuel tax                                       544             515             (29)
Motor vehicle fees                                   612             651              39
Highway use tax                                      147             149               2
Alcoholic beverage taxes                             180             182               2
Alcoholic beverage control license fees               42              42               0
Auto rental tax                                       37              38               1

BUSINESS TAXES                                     4,983           5,021              38
                                           -------------   -------------   -------------
Corporation franchise tax                          1,612           1,577             (35)
Corporation and utilities taxes                    1,091             964            (127)
Insurance taxes                                      776             972             196
Bank tax                                             481             497              16
Petroleum business taxes                           1,023           1,011             (12)

OTHER TAXES                                        1,191           1,141             (50)
                                           -------------   -------------   -------------
Estate tax                                           701             691             (10)
Gift tax                                               7               0              (7)
Real property gains tax                                5               2              (3)
Real estate transfer tax                             448             415             (33)
Pari-mutuel taxes                                     29              32               3
Other taxes                                            1               1               0

TOTAL TAXES                                       40,676          42,577           1,901
                                           -------------   -------------   -------------

MISCELLANEOUS RECEIPTS                            14,148          19,555           5,407
                                           -------------   -------------   -------------

FEDERAL GRANTS                                    33,250          36,190           2,940
                                           -------------   -------------   -------------

TOTAL RECEIPTS                                    88,074          98,322          10,248
                                           =============   =============   =============

                               CASH FINANCIAL PLAN
                              SPECIAL REVENUE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                   STATE         FEDERAL           TOTAL
                                           -------------   -------------   -------------
OPENING FUND BALANCE                                 947              92           1,039
                                           =============   =============   =============

RECEIPTS:
Taxes                                              4,462               0           4,462
Miscellaneous receipts                             9,943             131          10,074
Federal grants                                         1          33,906          33,907
                                           -------------   -------------   -------------
  TOTAL RECEIPTS                                  14,406          34,037          48,443
                                           =============   =============   =============

DISBURSEMENTS:
Grants to local governments                       10,237          30,151          40,388
State operations                                   4,630           3,292           7,922
General State charges                                410             166             576
Debt service                                           0               0               0
Capital projects                                       6               0               6
                                           -------------   -------------   -------------
  TOTAL DISBURSEMENTS                             15,283          33,609          48,892
                                           =============   =============   =============

OTHER FINANCING SOURCES (USES):
Transfers from other funds                           820           2,482           3,302
Transfers to other funds                            (229)         (2,442)         (2,671)
Bond and note proceeds                                 0               0               0
                                           -------------   -------------   -------------
  NET OTHER FINANCING SOURCES (USES)                 591              40             631
                                           =============   =============   =============

CHANGE IN FUND BALANCE                              (286)            468             182
                                           =============   =============   =============

CLOSING FUND BALANCE                                 661             560           1,221
                                           =============   =============   =============

     THE STATE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             CAPITAL PROJECTS FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                   STATE         FEDERAL           TOTAL
                                           -------------   -------------   -------------
OPENING FUND BALANCE                                (560)           (231)           (791)
                                           =============   =============   =============

RECEIPTS:
Taxes                                              1,750               0           1,750
Miscellaneous receipts                             3,232               0           3,232
Federal grants                                         0           1,638           1,638
                                           -------------   -------------   -------------
  TOTAL RECEIPTS                                   4,982           1,638           6,620
                                           =============   =============   =============

DISBURSEMENTS:
Grants to local governments                        1,095             217           1,312
State operations                                       0               0               0
General State charges                                  0               0               0
Debt service                                           0               0               0
Capital projects                                   3,062           1,289           4,351
                                           -------------   -------------   -------------
  TOTAL DISBURSEMENTS                              4,157           1,506           5,663
                                           =============   =============   =============

OTHER FINANCING SOURCES (USES):
Transfers from other funds                           280               0             280
Transfers to other funds                            (947)           (132)         (1,079)
Bond and note proceeds                               248               0             248
                                           -------------   -------------   -------------
  NET OTHER FINANCING SOURCES (USES)                (419)           (132)           (551)
                                           =============   =============   =============

CHANGE IN FUND BALANCE                               406               0             406
                                           =============   =============   =============

CLOSING FUND BALANCE                                (154)           (231)           (385)
                                           =============   =============   =============

                                    CASHFLOW
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                    APRIL        MAY       JUNE       JULY     AUGUST  SEPTEMBER    OCTOBER   NOVEMBER   DECEMBER
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
OPENING FUND BALANCE                  815      2,786      2,151      1,989      1,466      1,331      2,559      3,245      2,825
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

RECEIPTS:
 Taxes
  Personal income tax               2,811        244      1,545      1,214      1,126      1,791      1,345      1,034        233
  Sales tax                           450        461        692        547        557        813        567        574        815
  User taxes and fees                 103         74         40         73         52         65         49         50         55
  Business taxes                       56       (133)       728         58         42        787         41          1        809
  Other taxes                          49         93         33         60         67         96         48         52         55
 Tobacco bond proceeds                  0          0      2,202          0          0          0          0          0      1,598
 Federal Grants                         0          0        323          0          0          0        323          0          0
 Miscellaneous receipts                70         55        116         94         81        187        137        290        102
 Transfers from other funds           898        297        770        585        561        816        628        460        359
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  TOTAL RECEIPTS                    4,437      1,091      6,449      2,631      2,486      4,555      3,138      2,461      4,026
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

Disbursements:
 Grants to local governments        1,462        604      5,426      1,834      1,723      1,703      1,557      1,871      2,973
 State operations                     743        799        648        845        606        634        504        656        728
 General State charges                 32        268        246        359        246        636        275        171        217
 Transfers to other funds             229         55        291        116         46        354        116        183        397
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  TOTAL DISBURSEMENTS               2,466      1,726      6,611      3,154      2,621      3,327      2,452      2,881      4,315
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

CHANGE IN FUND BALANCE              1,971       (635)      (162)      (523)      (135)     1,228        686       (420)      (289)
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

CLOSING FUND BALANCE                2,786      2,151      1,989      1,466      1,331      2,559      3,245      2,825      2,536
                                =========  =========  =========  =========  =========  =========  =========  =========  =========

NOTE: REFLECTS ACTUALS THROUGH SEPTEMBER PUBLISHED IN THE COMPTROLLER'S MONTHLY REPORT ON STATE FUNDS CASH BASIS OF ACCOUNTING FOR SEPTEMBER 2003 AND DOB PROJECTIONS FOR OCTOBER THROUGH DECEMBER.

GAAP-BASIS FINANCIAL PLANS

(Reprinted from August 7, 2003 Update to the AIS)

     DOB also prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2002-03 and the projections for 2003-04 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2002-03 State Fiscal Year, and reflect the impact of GASB 34. GASB 34 has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year.

     Based on the new GASB 34 presentation, the State has a net positive asset condition of $44.9 billion, a decrease of $5.5 billion from the prior year. In the General Fund, the State ended the 2002-03 fiscal year with an operating deficit of $4.22 billion. The operating result is primarily attributable to the use of $1.3 billion in cash reserves to balance the 2002-03 budget, a $1.0 billion decline in revenues as a result of the weak economy and lingering effects of the World Trade Center disaster, and the deferral of $1.9 billion in cash basis spending from 2002-03 until 2003-04. As a result of the operating deficit, the 2001-02 accumulated surplus (as restated) of $901 million has declined to a $3.32 billion accumulated deficit.

     The General Fund is anticipated to end the 2003-04 fiscal year with an operating surplus of $968 million on a GAAP-basis which is primarily attributable to the receipt of the tobacco bond proceeds originally anticipated in 2002-03 but received in 2003-04, partially offset by the use of cash reserves and other non-recurring actions in 2003-04. As a result, the accumulated deficit is projected to improve to $2.25 billion by the end of the 2003-04 fiscal year.

CAPITAL PROGRAM AND FINANCING PLAN UPDATE

(Reprinted from August 7, 2003 Update to the AIS)

     Section 22-c of the State Finance Law requires the Governor to update the five-year Capital Program and Financing Plan (the Plan) submitted with the Executive Budget by the later of July 30 or 90 days after the enactment of the State Budget. The updated 2003-04 through 2007-08 Capital Program and Financing Plan was released with the First Quarterly Update and can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.budget.state.ny.us.

     Total capital spending is projected to be $26.2 billion across the five years of the Plan, an average of $5.2 billion annually. Transportation continues to be largest area of spending, which is projected at $15.3 billion over the five-year Plan. Spending for the environment ($4 billion), education ($2.2 billion), mental hygiene ($1.5 billion), public protection ($1.3 billion), and economic development, housing and other programs ($1.9 billion) constitutes the remainder of the five-year Plan.

     For 2003-04 through 2007-08, the Plan projects issuances of: $872 million in general obligation bonds; $5.3 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $955 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $276 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $7.9 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security, and State facilities. The projections of State borrowings for the 2003-04 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The Debt Reform Act of 2000 has improved the State's borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs, limiting the use of debt to capital works and purposes only, and establishing a maximum term of 30 years on such debt. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000.

     The most recent annual debt reform calculations show that the State was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 0.67 percent of personal income and debt service on such debt at
0.36 percent of total governmental receipts as compared to the caps of 1.25 percent each. The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2003, there was approximately $1.9 billion in debt instruments resulting in a variable rate exposure. In addition, three authorized issuers entered into a total notional amount of $2.2 billion in interest rate exchange agreements, with a mark-to-market value of about $42 million. Both amounts are less than the authorized totals of 15 percent of total outstanding State-supported debt (about $5.8 billion each).

SPECIAL CONSIDERATIONS

     The Financial Plan is necessarily based upon on forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are ongoing. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

     DOB continues to forecast that the State's cash flow position will experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the LGAC statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities -- Local Government Assistance Corporation" in the AIS.

     On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. For an update on the status of this litigation, see the section entitled "Litigation" in this Update.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances.

     In addition, as of September 2003, nearly $300 million in Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could result in a Medicaid cash shortfall, potentially creating a need for additional State support in the short-term.

     New York State continues to await Federal approval of the Medicaid State Plan Amendment necessary to make planned payments totaling roughly $1.1 billion (half funded by the Federal government) to public hospitals throughout the State, including New York City Health and Hospitals Corporation, State University of New York hospitals, and other State and county operated facilities.

     The current State Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. As a result, there can be no assurance that the State's budget projections for 2003-04 will not differ materially and adversely from the projections set forth at this time.

                                     PART II

     PART II OF THIS UPDATE CONTAINS REPRINTED INFORMATION ON GAAP-BASIS RESULTS FOR FISCAL YEAR 2002-03 THAT APPEARED IN THE AUGUST 7, 2003 UPDATE TO THE AIS. IT ALSO CONTAINS UPDATED DISCLOSURE ON THE STATE RETIREMENT SYSTEM, THE METROPOLITAN TRANSPORTATION AUTHORITY, AND THE CITY OF NEW YORK.

GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS
(Reprinted from August 7, 2003 Update to the AIS)

     On July 29, 2003, the State Comptroller issued the Basic Financial Statements and Other Supplementary Information (the 2002-03 Basic Financial Statements) for the 2002-03 fiscal year. The 2002-03 Basic Financial Statements were prepared in accordance with GASB 34 and other applicable GASB statements. The 2002-03 Basic Financial Statements can be obtained by visiting the Office of the State Comptroller's website, www.osc.state.ny.us, or by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

     For a brief summary of the 2002-03 GAAP-basis results, see the section entitled "GAAP-basis Financial Plans" in Part I of this Update.

STATE ORGANIZATION

STATE RETIREMENT SYSTEMS

GENERAL

     The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2002-03 fiscal year. There were 2,818 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

     As of March 31, 2003, 650,543 persons were members and 313,597 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

CONTRIBUTIONS

     Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, are required to contribute 3 percent of their salaries for their first 10 years of membership.

     Legislation enacted in May, 2003 realigns the Retirement Systems billing cycle to match governments' budget cycles and the legislation also institutes a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April
1. In addition, employers will be required to make a minimum contribution of at least 4.5 percent of payroll every year. The legislation also eliminates the State's ability to delay payments when the amounts owed are greater than the amount budgeted, effective in fiscal year 2004-2005. Also, a portion of the 2004-2005 bill may be amortized over a five-year period at 8 percent interest with the first payment due in 2004-05.

     Due to the enactment of this legislation, the State bill due in the fiscal year ending March 31, 2004, payable September 1, 2003, was $481.5 million, of which $396.3 million was paid. The difference with 8 percent interest will be due on or before March 1, 2006. Employer contributions due from the State for the fiscal year ending March 31, 2005, payable September 1, 2004, are estimated at $1.15 billion or $797 million if the maximum amount is amortized.

ASSETS AND LIABILITIES

     Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports the net assets available for benefits as of March 31, 2003 were $97.4 billion (including $2.3 billion in receivables), a decline of $15.3 billion or 13.6 percent from the 2001-02 level of $112.7 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2003 was $130.5 billion (including $46.1 billion for current retirees and beneficiaries), an increase of $3.5 billion or 2.8 percent from the 2001-02 level of $127 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets decreased from $125.2 billion in 2002 to $106.7 billion on March 31, 2003. The table below shows the actuarially determined contributions that have been made over the last six years. See also "Contributions" above.

                    NET ASSETS AVAILABLE FOR BENEFITS OF THE
                 NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS(1)
                              (MILLIONS OF DOLLARS)

                                                        INCREASE/
          FISCAL YEAR ENDED                             (DECREASE)
              MARCH 31          TOTAL ASSETS(2)      FROM PRIOR YEAR
          -----------------    -----------------    -----------------
                1998                106,319                      26.7
                1999                112,723                       6.0
                2000                128,889                      14.3
                2001                114,044                     (11.5)
                2002                112,725                      (1.2)
                2003                 97,373                     (13.6)

----------
(1) Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2003 includes approximately $2.3 billion of receivables.
(2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

                           CONTRIBUTIONS AND BENEFITS
                   NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS
                              (MILLIONS OF DOLLARS)

    ENDED          ALL PARTICIPATING         LOCAL                                  BENEFITS
   MARCH 31           EMPLOYERS(1)        EMPLOYERS(1)     STATE(1)    EMPLOYEES     PAID(2)
--------------   ---------------------   --------------   ---------   ----------   -----------
      1998                463                  358           105          369            3,395
      1999                292                  156           136          400            3,570
      2000                165                   11           154          423            3,787
      2001                215                  112           103          319            4,267
      2002                264                  199            65          210            4,576
      2003                652                  378           274          219            5,030

-------------
Sources:  State and Local Retirement Systems.
(1) Includes employer premiums to Group Life Insurance Plan.
(2) Includes payments from Group Life Insurance Plan.

AUTHORITIES AND LOCALITIES
METROPOLITAN TRANSPORTATION AUTHORITY

     THE FOLLOWING INFORMATION WAS PREPARED FROM INFORMATION FURNISHED BY THE METROPOLITAN TRANSPORTATION AUTHORITY (MTA) AND IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. THIS SECTION IS INTENDED TO PROVIDE READERS WITH A BRIEF SUMMARY OF STATE OVERSIGHT AND FINANCIAL ASSISTANCE TO THE MTA. THE OFFICIAL FINANCIAL DISCLOSURE OF THE MTA AND ITS SUBSIDIARIES IS AVAILABLE BY CONTACTING THE METROPOLITAN TRANSPORTATION AUTHORITY, FINANCE DEPARTMENT, 347 MADISON AVENUE, 6TH FLOOR, NEW YORK, NEW YORK 10017 OR BY VISITING THE MTA WEBSITE AT www.mta.info/mta/investor.htm. THE STATE ASSUMES NO LIABILITY OR RESPONSIBILITY FOR ANY FINANCIAL INFORMATION REPORTED BY THE MTA OR FOR ANY ERRORS OR OMISSIONS THAT MAY BE CONTAINED AT THE MTA WEBSITE.

     The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional State assistance, raise fares or take other actions.

     The MTA Board has approved a financial plan for the years 2003 and 2004 for itself and its affiliates and subsidiaries (the 2003-04 Financial Plan) that will enable all such entities to maintain their respective operations on a self-sustaining basis through 2004. The 2003-04 Financial Plan tracks the final two years of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board. As part of the 2003-04 Financial Plan, fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels were increased in May 2003. Legal challenges to the fare and toll increases were unsuccessful.

     On October 28, 2003 the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004 - 2007. This Plan expects balanced budgets for 2003 and 2004. The Plan anticipates budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The MTA will solicit wide-ranging comment from the public and elected officials and submit a revised final 2004 budget and 2005 - 2007 Financial Plan to its Board in late December 2003.

     On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA.

     Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

     There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000-2004 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-2004 Capital Programs are delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

THE CITY OF NEW YORK

     THE FOLLOWING INFORMATION WAS PREPARED FROM INFORMATION FURNISHED BY THE CITY OF NEW YORK AND IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. THIS SECTION IS INTENDED TO PROVIDE READERS WITH A BRIEF SUMMARY OF THE FINANCIAL CONDITION OF THE CITY OF NEW YORK, WHICH IS THE LARGEST MUNICIPAL RECIPIENT OF STATE ASSISTANCE TO LOCAL GOVERNMENTS. THE FISCAL DEMANDS ON THE STATE MAY BE AFFECTED

BY THE FISCAL CONDITION OF THE CITY, WHICH RELIES IN PART ON STATE AID TO BALANCE ITS BUDGET AND MEET ITS CASH REQUIREMENTS. IT IS ALSO POSSIBLE THAT THE STATE'S FINANCES MAY BE AFFECTED BY THE ABILITY OF THE CITY, AND CERTAIN ENTITIES ISSUING DEBT FOR THE BENEFIT OF THE CITY, TO MARKET SECURITIES SUCCESSFULLY IN THE PUBLIC CREDIT MARKETS. THE OFFICIAL FINANCIAL DISCLOSURE OF THE CITY OF NEW YORK AND FINANCING ENTITIES ISSUING DEBT ON ITS BEHALF IS AVAILABLE BY CONTACTING RAYMOND J. ORLANDO, DIRECTOR OF INVESTOR RELATIONS, OR CONTACTING THE NEW YORK CITY OFFICE OF MANAGEMENT AND BUDGET, 75 PARK PLACE, 6TH FLOOR, NEW YORK, NY 10007, (212) 788-5875. THE STATE ASSUMES NO LIABILITY OR RESPONSIBILITY FOR ANY FINANCIAL INFORMATION REPORTED BY THE CITY OF NEW YORK.

     On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan is a modification to the financial plans submitted to the Control Board on November 18, 2002, January 31, 2003 and April 23, 2003. The Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projects gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

     The current Financial Plan reflects changes since the June Financial Plan which decreased projected revenues, by $821 million, $2.3 billion, $2.2 billion and $2.0 billion in fiscal years 2003 through 2006, respectively, and increased projected net expenditures by $1.3 billion, $1.3 billion and $1.6 billion in fiscal years 2004 through 2006, respectively. Changes in projected revenues include a decline in projected tax revenues of $621 million, $1.6 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues, as well as the elimination of previously assumed non-tax revenues. The decline in projected tax revenue growth reflects the September 11th attack and a continued weak economy, which has resulted in lower wage earnings, lower corporate earnings, local job losses exceeding 117,000 in 2002 and 20,000 in the first half of 2003, a disruption in tourism and related spending and the decline in financial services sector profits and employee income. Changes in projected expenditures since the June Financial Plan include: (i) increased pension costs totaling $213 million, $369 million and $541 million for fiscal years 2004 through 2006, respectively, resulting primarily from additional pension benefits and investments losses in fiscal year 2002, partially offset by projected investment gains in fiscal year 2003; and (ii) the elimination of $223 million, $296 million, $291 million and $412 million of previously assumed labor productivity initiatives in fiscal years 2003 through 2006, respectively. In addition, the City will receive $232 million over the next five years generated by the Battery Park City Authority's (BPCA) recent bond refunding. Of this amount, the City will receive $68 million in fiscal year 2004, which is in addition to the $150 million reflected in the City's Financial Plan from the sale of City-owned land to BPCA. Changes in projected expenditures also include increased agency spending, increased costs for settling claims against the City, increased health and welfare spending primarily for Medicaid, increased debt service costs, an increase in the labor reserve and funding for capital expenditures. The Financial Plan also includes proposed discretionary transfers and prepayments in fiscal year 2003 of $1.3 billion, reflecting discretionary transfers and prepayments in fiscal year 2003 of $679 million in debt service, subsidies and lease debt service due in fiscal year 2004 and a miscellaneous budget grant of $624 million to the Transitional Finance Authority in fiscal year 2003, which increases tax revenue in fiscal year 2004 by $624 million.

     The gap-closing program included in the Financial Plan reflects: (i) the enacted 18.49 percent property tax increase, effective January 1, 2003, which is projected to continue to generate $837 million, $1.7 billion, $1.8 billion and $1.9 billion in fiscal years 2003 through 2006, respectively, and (ii) a gap-closing program to reduce agency expenditures (including debt service savings reflecting a 24 percent reduction in capital commitments) and increase agency revenues by $950 million in fiscal year 2003 and by between $2.1 billion and $2.2 billion annually in subsequent fiscal years.

     The gap-closing program included in the Financial Plan also reflects: (i) an enacted increase in the personal income tax rates (which decline after the first year) for City residents with taxable income above specified amounts for three years, commencing January 1, 2003, which is projected to generate $644 million, $545 million and $315 million in fiscal years 2004 through 2006, respectively; (ii) an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003, which is proposed to generate $115 million and $111 million in fiscal years 2004 and 2005, respectively; (iii) the repeal, beginning June 1, 2003, of the sales tax exemption on the purchase of clothing and footwear under $110 for one year with two one-week periods of exemption which is expected to generate $192 million in fiscal year 2004; (iv) legislation enacted by the State Legislature pursuant to which LGAC is to make available to the City $170 million annually which the City intends to assign to a newly-created financing entity for the purpose of refinancing outstanding indebtedness of the Municipal Assistance Corporation for the City of New York (MAC) which would make available to the City approximately $500 million annually in fiscal years 2004 through 2008 by reducing the amount of City revenues retained for MAC debt service; (v) $200 million, $583 million and $96 million in fiscal years 2004 through 2006, respectively, of back rent and renegotiated future lease payments for the City's airports, which is subject to the settlement of the City's claim for back rent and the renegotiation of the City's airport leases; and (vi) additional Federal assistance and additional State assistance which requires the approval of the State government. Additional Federal gap-closing actions in the Financial Plan include $420 million in fiscal year 2003 (in addition to the $230 million previously provided) to reimburse the City for costs related to the September 11th attack and increased Federal funding for Medicaid which is expected to generate approximately $290 million for the City over the fifteen months ending June 30, 2004. The additional State actions proposed in the Financial Plan include a proposed regional transportation initiative which would produce savings for the City totaling $75 million in fiscal year 2004 and approximately $150 million annually in each of fiscal years 2005 and 2006 by transferring responsibility for the local private bus system to the Metropolitan Transportation Authority. Subsequent to the passage of the State budget by the State Legislature, the Governor vetoed significant portions of the budget and other legislation providing City assistance, including legislation relating to the increase in the in the City personal income tax and the sales tax, the proposed $170 million annual payment by LGAC that the City intends to use to pay for MAC debt and the restoration of State education aid. In his veto message, the Governor raised questions as to the constitutionality of the mandated annual $170 million payment. On May 15 and May 19, 2003, the State Legislature overrode the Governor's vetoes. On August 6, 2003 the LGAC directors adopted a resolution stating that LGAC would not make the $170 million annual payment to the City, expressing legal and policy concerns with the legislation.

     On August 13, 2003, LGAC, its Chairperson, the State Division of the Budget and its Director sued the City and the Sales Tax Asset Receivable Corporation (STAR Corp.) seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenues. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The appeal is expected to be heard in November. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecast budget gaps in the subsequent years of the Financial Plan.

     The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

     On October 3, 2003, the City's Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

     On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the "Port Authority") had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

MONITORING AGENCIES

     On July 30, 2003, the City Comptroller released a report on the Financial Plan that identified risks for the fiscal years 2004 through 2007, respectively, which, when added to the gaps in the Financial Plan, result in gaps of $484 million, $3.0 billion, $3.9 billion and $3.9 billion in fiscal years 2004 through 2007, respectively.

     On July 24, 2003, the Office of the State Deputy Comptroller issued a report on the Financial Plan that identified net risks of $367 million, $806 million, $401 million and $423 million for fiscal years 2004 through 2007, respectively.

     On July 24, 2003, the staff of the Control Board issued a report reviewing the Financial Plan that identified net risks of $154 million, $775 million, $291 million and $313 million for fiscal years 2004 through 2007, respectively, which, when combined with the gaps projected in the Financial Plan, result in estimated gaps of $154 million, $2.8 billion, $3.5 billion and $3.6 billion for fiscal years 2004 through 2007, respectively.

     The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; Independent Budget Officer, OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention:
Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

                                    PART III

LITIGATION

LOCAL GOVERNMENT ASSISTANCE CORPORATION

     In LOCAL GOVERNMENT ASSISTANCE CORPORATION ET AL. V. SALES TAX ASSET RECEIVABLE CORPORATION AND THE CITY OF NEW YORK (Supreme Court, Albany County), the petitioners challenge, INTER ALIA, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, INTER ALIA, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

SCHOOL AID

     In CAMPAIGN FOR FISCAL EQUITY, INC. ET AL. V. STATE, ET AL. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

     This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

     By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

     By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

MEDICAID

     Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are NEW YORK STATE HEALTH FACILITIES ASSOCIATION, ET AL., V. DEBUONO, ET AL., ST. LUKE'S NURSING CENTER, ET AL. V. DEBUONO, ET AL., NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL. (THREE CASES), HEALTHCARE ASSOCIATION OF NEW YORK STATE V. DEBUONO AND BAYBERRY NURSING HOME ET AL. V. PATAKI, ET AL. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In a decision dated June 3, 2003, involving seven consolidated cases (MATTER OF ST. JAMES NURSING HOME V. DEBUONO), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

     In related cases, NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING, INC. V. NOVELLO, ET AL., VALLEY HEALTH SERVICES V. STATE AND CHARLES T. SITRIN HEALTH CARE CENTER, INC., ET AL. V. SONY, ET AL., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the SITRIN case. Plaintiffs have appealed from this decision.

EMPIRE CONVERSION

     In CONSUMERS UNION OF U.S., INC. V. STATE, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which WAS returnable simultaneously with the motions to dismiss, on November 26, 2002.

     By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

REAL PROPERTY CLAIMS

     In the CANADIAN ST. REGIS BAND OF MOHAWK INDIANS case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

     In the CAYUGA INDIAN NATION OF NEW YORK case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

                          ANNUAL INFORMATION STATEMENT
                                STATE OF NEW YORK
                               DATED: MAY 30, 2003

TABLE OF CONTENTS


     ANNUAL INFORMATION STATEMENT                                                                          1
          Introduction                                                                                     2

     CURRENT FISCAL YEAR                                                                                   4

         ENACTED BUDGET FINANCIAL PLAN                                                                     4
          Overview                                                                                         4
          Explanation of the Financial Plan                                                                8
          The State's Fund Structure                                                                       8
          2003-04 General Fund Financial Plan                                                              9
          Governmental Funds Financial Plans                                                              20
          First Quarter Cash Flow                                                                         24
          GAAP-Basis Financial Plans                                                                      25
          Outyear General Fund Financial Plan Projections                                                 25

         SPECIAL CONSIDERATIONS                                                                           42


ANNUAL INFORMATION STATEMENT MAY 30, 2003

                          ANNUAL INFORMATION STATEMENT
                            OF THE STATE OF NEW YORK

INTRODUCTION

     This Annual Information Statement ("AIS") is dated May 30, 2003 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

     In this AIS, readers will find:

          1. A section entitled the "Current Fiscal Year" that contains (a) the Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations."

          2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

          3. The status of significant litigation that has the potential to adversely affect the State's finances.

     DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable, but its presentation herein has not been subject to an independent audit process by DOB. Information relating to matters described in the section entitled "Litigation" is furnished by the Office of the State Attorney General.

     During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

     The State plans to issue updates to this AIS on a quarterly basis (generally in July, November and January of each fiscal year) and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. This AIS has also been filed with the Nationally Recognized Municipal Securities Information Repositories. The Basic Financial

Statements for the 2002-03 fiscal year are expected to be available in July 2003 and may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

     Informational copies of this AIS are available electronically on the DOB website at www.budget.state.ny.us. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.

                               CURRENT FISCAL YEAR

     The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

     THE ENACTED BUDGET FINANCIAL PLAN SET FORTH BELOW WAS PREPARED BY THE DOB AND REFLECTS ACTIONS BY THE STATE LEGISLATURE THROUGH THE DATE OF THIS AIS. THE ENACTED BUDGET FINANCIAL PLAN CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2003-04 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED IN THE ENACTED BUDGET FINANCIAL PLAN.

ENACTED BUDGET FINANCIAL PLAN

OVERVIEW

     The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

     The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB (DOB) analysis of the Enacted Budget, which is detailed in this report and in a preliminary report released on May 1, 2003*, indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions will keep the 2003-04 budget in balance and are discussed in more detail later in this report.

----------
* Note: Reported in the May 2, 2003 Supplement to the 2002-03 AIS.

SUMMARY OF GENERAL FUND REVENUE CHANGES

     Legislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. The outyear values of the revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003-04 revenue change since the Executive Budget is therefore $1.4 billion.

     Not counted within these revenue totals are certain other revenue measures adopted by the Legislature that DOB considers to be speculative. Examples include receipts from video lottery terminals (VLTs) at racetracks, collection of cigarette and motor fuel taxes on Indian reservations, and use tax collections.

     Net revenue changes since the Executive Budget include the following:

                    NET REVENUE CHANGES FROM 30-DAY ESTIMATES
                              INCREASES (DECREASES)
                              (MILLIONS OF DOLLARS)

                                                        2003-04    2004-05    2005-06
     Personal Income Tax Surcharge                        1,400      1,200      1,000
     Increase Sales Tax by 1/4 Cent                         450        572        100
     Restrict Sales Tax on Clothing                          86       (315)      (435)
     Recapture Bonus Depreciation                            58        100         90
     Redirect State Sales Tax to NYC                       (170)      (170)      (170)
     Revenue Losses                                        (462)      (609)      (609)
     All Other                                               39         20         20
     NET REVENUE INCREASES                                1,401        798         (4)

     These revenue changes and speculative revenue sources are described in more detail later in this report.

SUMMARY OF GENERAL FUND SPENDING CHANGES

     General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects net legislative restorations and adds to the Governor's 2003-04 Executive Budget, including the denial of the Governor's pension reform proposals included in the Executive Budget ($434 million in 2004-05 and $197 million in 2005-06, after deferring required 2003-04 payments with interest to 2005-06). It also reflects increased outyear costs resulting from the May 15, 2003 school aid database update ($184 million in 2004-05 and $60 million in 2005-06).

     In addition, the net spending changes include costs DOB projects but which the Legislature believes may not occur. Examples include a $200 million lump sum appropriation for member items which DOB values at $200 million in costs and which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable; and higher costs associated with shelter allowances for welfare recipients.

             NET GENERAL FUND SPENDING CHANGES FROM 30-DAY ESTIMATES
                              INCREASES (DECREASES)
                              (MILLIONS OF DOLLARS)

                                                        2003-04    2004-05    2005-06
Medicaid (including HCRA)                                   840      1,681      1,494
School Aid (including 5/15 Database update)                 599      1,354      1,409
Member Items                                                200          0          0
Higher Education                                            193        323        303
Handicapped/All Other Education                             132        110        111
Welfare                                                     114        157        157
Public Health                                                40        100        136
General State Charges (including pension deferral)           34        555        338
State Operations                                              2         94        102
All Other                                                   171        132        101
NET SPENDING INCREASES                                    2,325      4,506      4,151

     These spending changes are described in more detail later in this report.

SPENDING PROJECTIONS

     As a result of the deferred tobacco securitization proceeds and payment delays, 2002-03 actual receipts and disbursements were understated by $1.9 billion and 2003-04 estimates will be overstated by a like amount. To provide a meaningful year-to-year comparison of receipts and disbursements, the 2002-03 actuals and 2003-04 Enacted Budget estimates have been adjusted for this transaction in most of the tabular data in this report. Specifically, Miscellaneous Receipts and various spending categories (mainly Grants to Local Governments) were increased by $1.9 billion in 2002-03 and decreased by a like amount in 2003-04. (See Financial Plan tables at the end of this report for the detailed adjustments.)

                     2002-03 GENERAL FUND PAYMENT DEFERRALS
                              (MILLIONS OF DOLLARS)

               School Aid                                 1,312
               CUNY Senior Colleges                         219
               Medicaid Payment to Counties                  82
               Education                                     54
               Welfare                                       47
               All Other                                    186
               TOTAL PAYMENT DEFERRALS                    1,900

     The following table summarizes current spending levels for the General Fund, State Funds and All Governmental Funds under the 2003-04 Enacted Budget, after adjusting for the 2002-03 payment deferrals.

                          2003-04 SPENDING PROJECTIONS
                              (MILLIONS OF DOLLARS)

                                               2002-03            2003-04         $ CHANGE       % CHANGE
                                          ADJUSTED ACTUALS   ADJUSTED ENACTED   FROM 2002-03   FROM 2002-03
   GENERAL FUND                                39,513             40,837           1,324           3.4
   STATE FUNDS                                 57,712             61,087           3,375           5.8
   ALL GOVERNMENTAL FUNDS                      90,956             94,474           3,518           3.9

   NOTE: ADJUSTED ACTUALS ACCOUNT FOR THE IMPACT OF $1.9 BILLION IN SPENDING DEFERRALS DESCRIBED EARLIER THAT WOULD REDUCE 2002-03 ACTUAL SPENDING AND INCREASE 2003-04 ESTIMATES FROM THE AMOUNTS SHOWN ABOVE.

     Annual spending is projected to increase by $1.3 billion (3.4 percent) in the General Fund, by $3.4 billion (5.8 percent) in State Funds, and by $3.5 billion (3.9 percent) in All Governmental Funds. These changes are explained in more detail below, and do not reflect any increased Federal aid or possible spending reductions associated with the Fiscal Management Plan.

FISCAL MANAGEMENT PLAN/FEDERAL ASSISTANCE

     The recently enacted Federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, to be distributed as $10 billion in revenue sharing grants and $10 billion from a 15-month increase in the Federal share of Medicaid. DOB expects New York to receive $2.1 billion as a result of this legislation over the next two State fiscal years.

     The State's revenue sharing grant is estimated to be $645 million. The impact of the 2.95 percent increase in the Federal share of Medicaid costs is estimated to yield $1.4 billion for the State and its local governments. The State's share of this total is roughly $900 million.

     In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. Elements of the plan are expected to include:

     - Continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities.
     - Mandating agency management plans to eliminate, consolidate, and streamline governmental services.
     -    Making significant further reductions in the State workforce.
     -    Maximizing Federal aid.
     - Developing cost containment proposals that can be presented for legislative action later this year.

     As noted in the messages accompanying the Governor's vetoes, certain appropriations and spending authorizations may be legally flawed. The State will review all such authorizations and continue to assess the degree to which any legal deficiencies may reduce overall spending levels.

     DOB will also monitor and work to achieve additional revenues, as specified in the Senate Finance Committee Staff Report on the Budget, from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals (VLTs) at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax

(legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps (casino revenue and streamlined sales tax are examples).

EXPLANATION OF THE FINANCIAL PLAN

     The State's Enacted Budget Financial Plan forecasts receipts and disbursements for the fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing Gross Domestic Product (GDP), employment levels, inflation, wages, consumer spending, and other relevant economic indicators. It then projects the yield of the State's revenue structure against the backdrop of these forecasts.

     Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

THE STATE'S FUND STRUCTURE

     The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects
Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

     The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of four major fund types, and includes:

     - The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;
     - Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;
     - Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and
     - Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

     Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments, State Operations). Activity in these Financial Plan categories is described in greater detail later in this Report. Summary charts display the annual change for each category of the Financial Plan, and a narrative explanation of major changes follows each chart. The tables at the end of the Report summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2003-04 fiscal year.

2003-04 GENERAL FUND FINANCIAL PLAN
WHERE IT COMES/WHERE IT GOES

                                  GENERAL FUND
                            2003-04 ADJUSTED ENACTED

[CHART]

                                    RECEIPTS

Personal Income Tax                                                40%
User taxes and fees                                                20%
Business taxes                                                      9%
Other taxes                                                         2%
Miscellaneous Receipts and Transfers                               24%
Tobacco Proceeds                                                    5%

[CHART]

                                  DISBURSEMENTS

Local Assistance                                                   68%
State Operations                                                   18%
General State Charges                                               8%
Debt Service                                                        4%
Capital/Other                                                       2%

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. The graphs above depict the components of projected receipts and disbursements in the General Fund (in percent).

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan and increase the likelihood that current projections will differ materially from the projections set forth in this Enacted Budget Report. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2003-04 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

NATIONAL ECONOMY

     U.S. economic growth slowed to 1.6 percent during the first quarter of 2003, partly due to severe weather conditions and the uncertainty surrounding the war in Iraq. Now that the war is over, the nation's economic recovery is expected to gain momentum. The national economy grew at a slower pace than anticipated in the Executive Budget during early 2003. However, higher growth toward the end of the year is expected to bring real U.S. GDP growth up to 2.3 percent for 2003, only slightly below the Executive Budget projection of 2.4 percent. Buttressed by low inflation and high productivity growth, the national economy is expected to grow 3.4 percent during 2004.

     Although a boost in Federal spending contributed positively to GDP growth, the impact of the war on the labor market was clearly negative, with 220,000 reservists having been called up for duty as of April 2003. The Budget Division now expects no net growth in employment for 2003, compared to the

0.6 percent growth projected in the Executive Budget. Income growth for 2003, especially in wages, is also expected to be modestly below the Executive Budget projection. This is mainly due to the downward revision made to the data for the third quarter of 2003 by the U.S. Bureau of Economic Analysis.

     Higher output growth toward the end of this year is expected to be fueled by a rebound in private investment activity. If business sector financial conditions do not improve, hiring may be delayed, leading to an even weaker labor market than now anticipated. On the positive side of the ledger, given the current and lagged effects of expansionary monetary and fiscal policy, the economy could grow faster than expected. A lower dollar could lead to higher exports and, therefore, higher output growth.

                            MAJOR ECONOMIC INDICATORS

                                             2002    2003   2004
       Gross Domestic Product (real)          2.4     2.3    3.4
       Personal Income                        2.8     3.8    5.2
       Corporate Profits                     (0.7)   12.7   15.2
       Unemployment Rate                      5.8     5.8    5.5
       Consumer Price Index                   1.6     2.5    2.3

       Note: Numbers above are percent change/calendar year, except for unemployment rate. The New York State Division of the Budget estimates are based on National Income and Product Account data through April 2003, except for nonagricultural employment and the unemployment rate which are based on U.S. Department of Labor data through early May 2003.

STATE ECONOMY

     The September 11th terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State's economy is only now emerging from the most recent recession.

     DOB now estimates that State employment fell 1.8 percent in 2002, and wage income is estimated to have declined 3.8 percent. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003.

     Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well.

     In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

                            MAJOR ECONOMIC INDICATORS

                                   2002    2003   2004
       Personal Income              0.0     3.0    4.1
       Nonagricultural             (1.8)    0.3    1.0
       Employment
       Unemployment Rate            6.1     6.0    5.5

       Note: Numbers above are percent change/calendar year. Personal income and nonagricultural employment growth for 2002 and all forecasts for 2003 and 2004 are projected by DOB.

GENERAL FUND REVENUE ACTIONS

     Revenue actions included with the 2003-04 Enacted Budget include: a personal income tax increase ($1.4 billion); a limited liability company filing fee increase ($26 million); income tax withholding for certain partnerships ($15 million); reduced interest for late refunds ($5 million); increasing the State sales tax rate from 4 percent to 4.25 percent ($450 million); temporarily replacing the permanent sales tax exemption on items of clothing and shoes priced under $110 with a sales tax free week in August 2003 and another in January 2004 for the same items and thresholds ($449 million); including the New York City cigarette excise tax in the sales tax base ($7 million); changing the tax structure for insurance companies ($158 million); decoupling from the Federal bonus depreciation provisions ($58 million); decoupling from Federal expensing provisions for SUVs; and reducing the time period for collecting abandoned property related to the demutualization of insurance companies ($75 million). In total, the Budget includes over $2.4 billion in revenue actions including those contained in the Executive Budget.

     As part of the Enacted Budget, the Legislature also enacted tobacco securitization legislation that creates a bankruptcy-remote corporation to securitize all or a portion of the State's future share of tobacco settlement payments. The corporation will issue debt backed by payments from the tobacco industry under the master settlement agreement (MSA) and a contingent-contractual obligation on behalf of the State to pay debt service if MSA payments prove insufficient. The structure is designed to reduce overall borrowing costs to a level comparable to a typical State bond sale.

     The Financial Plan assumes net proceeds of $3.8 billion ($1.9 billion on an adjusted basis) from this transaction in 2003-04 and $400 million in 2004-05; these amounts are reflected as miscellaneous receipts in the Financial Plan. It is possible that, in order to reduce costs of issuance, take advantage of current low interest rates and improve its cash flow balances, the State may securitize amounts sufficient to receive the entire $4.2 billion in 2003-04, reserving the $400 million for 2004-05 budget balance.

GENERAL FUND RECEIPTS

                             GENERAL FUND RECEIPTS
                             (MILLIONS OF DOLLARS)

                                  2002-03            2003-04         ANNUAL      CHANGE FROM
                              ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
Total Tax Receipts                 27,977             28,561          584           1,148
All Other Receipts                 11,319             11,279          (40)            255
TOTAL RECEIPTS                     39,296             39,840          544           1,403

     Total General Fund receipts in support of the 2003-04 Financial Plan are projected to be $39.84 billion, an increase of $544 million from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The increase largely reflects the impact of revenue actions adopted with the Budget. There are additional legislative actions enacted with the 2003-04 Budget that may have a positive impact on revenues but are too speculative at this point to value with any confidence, including the addition of a use tax line on the personal income tax return, non-resident sales of real property, six-day liquor sales, and VLTs.

     General Fund receipts net of refund reserve account transactions are estimated at $39.69 billion for 2003-04. Adjusting for the impact of revenue actions, General Fund tax receipts have been reduced by $463 million from estimates released with the 30-day amendments to the Executive Budget. This revision reflects several factors including: the impact of lower-than-anticipated 2002-03 receipts on the 2003-04 revenue base; a modest net loss in personal income tax receipts due to a lower-than-expected net settlement of 2002 income tax liability in April and May; and continued weakness in corporate tax collections.

                               PERSONAL INCOME TAX
                              (MILLIONS OF DOLLARS)

             2002-03           2003-04         ANNUAL      CHANGE FROM
        ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
             16,791             16,285         (506)           833

     General Fund personal income tax receipts are projected to decrease by $506 million from 2002-03. This is due to economic improvement in 2003-04 and enactment of a temporary tax increase, more than offset by a lower settlement for 2002 tax returns, a reduction in revenue reserves flowing through the refund reserve accounts, and a higher deposit into the Revenue Bond Tax Fund. Overall, net of law changes, personal income tax payments associated with the 2002 tax year are down modestly from what was anticipated in the Executive Budget.

     The estimate for withholding tax collections increased by $1.03 billion from the Executive Budget estimate, reflecting the enacted temporary tax increase offset somewhat by lower wage growth than forecast with the Executive Budget. Estimated tax installment payments have been increased by $300 million, again reflecting the enacted temporary tax increase.

     Additionally, reflecting April and May results on the settlement of 2002 tax liabilities, the estimate for payments with final returns has been increased by $100 million and the estimate for refunds has been increased by $175 million.

     The estimate for delinquent collections of the personal income tax has been reduced by $50 million, reflecting the State tax amnesty program bringing greater-than-expected receipts forward into 2002-03.

     General Fund personal income tax receipts, including refund reserve account transactions, are expected to be $833 million higher than the 30-day amendments to the Executive Budget adjusted for a higher net contribution from the refund reserve account. This increase is due to the temporary tax increase, offset somewhat by the lower-than-anticipated income tax settlement for 2002 tax liability, lower withholding resulting from a weaker-than-expected economy for 2003-04, lower expected assessment collections, and a higher STAR fund deposit due to the Legislature's rejection of the STAR spending limitation proposed in the Executive Budget.

                               USER TAXES AND FEES
                              (MILLIONS OF DOLLARS)

            2002-03            2003-04         ANNUAL      CHANGE FROM
        ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
             7,063              8,007           944            499

     Receipts for user taxes and fees for 2003-04 are projected to total $8.01 billion, an increase of $944 million from reported 2002-03 collections. Included in this category are: receipts from the State sales tax, cigarette and tobacco products taxes; alcoholic beverage taxes and fees; and motor vehicle license and registration fees.

     The projected growth in sales tax cash receipts of 15.1 percent is largely attributable to the enactment of a temporary increase in the overall tax rate (to 4.25 percent) and a change in the clothing and footwear exemption. The Enacted Budget eliminated the exemption on items of clothing and footwear for one year, effective June 1, 2003, and replaced it with two temporary one-week exemptions with the same $110 thresholds -- one in August 2003 and another in January 2004. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 4.3 percent.

     The decline in General Fund cigarette tax receipts is the result of a continuation of the long-term consumption decline in cigarettes.

     User taxes and fees are expected to rise by $499 million from the 30-day amendments to the Executive Budget. This adjustment mainly reflects tax increases contained in the Enacted Budget.

                                 BUSINESS TAXES
                              (MILLIONS OF DOLLARS)

            2002-03            2003-04         ANNUAL      CHANGE FROM
        ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
             3,380              3,498           118           (184)

     Receipts for business taxes for 2003-04 are projected to total $3.50 billion, an increase of $118 million from 2002-03 collections. Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Business tax receipts for 2003-04 have been revised down by $184 million from the 30-day amendments to the Executive Budget to reflect lower 2002-03 actuals during closeout and anticipated enhanced refund activity. These negatives in 2002-03 have been offset by the effect of decoupling from the Federal bonus depreciation.

     Corporate franchise tax receipts have been revised down by $141 million from the 30-day amendments to the Executive Budget. The difference is attributable to a closeout adjustment and enhanced refund activity. These reductions are offset by an increase in revenues of $58 million based on decoupling from Federal bonus depreciation provisions.

     Corporation and utilities taxes, and insurance franchise tax receipts remain unchanged from the 30-day Executive Budget estimate.

     Bank tax receipts are estimated to be $43 million lower than the 30-day Executive Budget estimate. This result is primarily attributable to continued weak earnings growth, and the decline in the 2002-03 base.

                                   OTHER TAXES
                              (MILLIONS OF DOLLARS)

            2002-03            2003-04         ANNUAL      CHANGE FROM
        ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
              743                771             28             0

     Other tax receipts are now projected to total $771 million or $28 million above last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari-mutuel taxes.

     Previously enacted legislation to repeal both the real property gains tax and the gift tax and to reduce the estate and pari-mutuel taxes have significantly reduced the yield from this category of receipts.

     Other taxes estimated in this category are unchanged from the 30-day estimate.

                             MISCELLANEOUS RECEIPTS
                              (MILLIONS OF DOLLARS)

            2002-03            2003-04         ANNUAL      CHANGE FROM
        ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
             3,991              3,669          (322)           90

     Miscellaneous receipts, adjusted for the tobacco securitization, are expected to reach $3.67 billion, a decrease of $322 million from 2002-03 and an increase of $90 million from the 30-day estimate. The annual decrease in receipts is the result of several non-recurring actions taken in the 2002-03 Enacted Budget, including transferring available balances from various State authorities. The increase in receipts from the 30-day estimates is attributed to a delay in the collection of a settlement recovery from various Wall Street firms originally expected in 2002-03, as well as the net impact of several legislative actions, which on balance increase receipts by an estimated $50 million.

                           TRANSFERS FROM OTHER FUNDS
                              (MILLIONS OF DOLLARS)

                                            2002-03            2003-04         ANNUAL      CHANGE FROM
                                        ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
     PIT in Excess of Revenue
     Bond Debt Service                       4,215              5,125           910            260
     Sales Tax in Excess of
     LGAC Debt Service                       1,919              1,853           (66)          (146)
     Real Estate Taxes in Excess
     of CW/CA Debt Service                     263                202           (61)             0
     All Other Transfers                       931                430          (501)            51
     TOTAL TRANSFERS FROM                    7,328              7,610           282            165

     Transfers from other funds are expected to total $7.61 billion, or $282 million more than total receipts from this category during 2002-03 and $165 million higher than the 30-day estimates. The $910 million year-to-year increase in transfers of personal income tax (PIT) in excess of revenue bond debt service requirements is primarily attributable to higher dedicated PIT receipts ($1.1 billion), including legislative tax increases, offset by increased debt service requirements ($222 million). The $260 million net increase from the 30-day estimate reflects the legislative tax increases, offset by increased debt service costs.

     The annual decrease of $66 million in transfers from the sales tax in excess of LGAC debt service reflects increased debt service requirements ($67 million) and an annual payment to New York City intended to cover debt service costs related to restructuring NYC MAC debt for City fiscal relief ($170 million), offset by increased sales tax receipts ($171 million). The 2003-04 estimate is $146 million lower than the 30-day estimate primarily due to the legislation requiring a payment of State sales tax to New York City.

     Provisions enacted with the 2003-04 Budget relating to the Local Government Assistance Corporation (LGAC) and the Municipal Assistance Corporation of the City of New York (MAC) appear to intend that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created not-for-profit corporation allowing the maturity of the debt to be extended through 2034, well beyond the original 2008 maturity of the outstanding MAC debt. The structure of this bonding may be flawed and counsel are continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000, and the impact on LGAC and other bondholders.

     The annual decline of $61 million in transfers from the real estate transfer tax is due to a projected decrease in tax receipts ($43 million) and an increase in Clean Water/Clean Air debt service requirements ($18 million). The 2003-04 enacted estimate is unchanged from the 30-day estimate.

     The $501 million expected annual decrease in all other transfers is primarily due to the loss of onetime 2002-03 transfers from the Environmental Protection Fund ($269 million) and Federal reimbursement of World Trade Center related costs ($231 million). All other transfers increased by $51 million from the 30-day estimates due to an increase in expected receipts for the Waste Tire Management Recycling Act ($20 million) and one-time transfers from various non-General funds ($31 million).

GENERAL FUND DISBURSEMENTS

                           GENERAL FUND DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                             2002-03            2003-04        ANNUAL      CHANGE FROM
                                        ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
Welfare                                         496              1,127           631            114
General State Charges                         2,732              3,199           467             34
Member Items                                    105                455           350            200
Medicaid (including HCRA)                     5,951              6,269           318            840
Public Health                                   525                566            41             40
School Aid (including 5/15 database          12,278             12,312            34            599
  update)
Handicapped/All Other Education               1,341              1,323           (18)           132
Higher Education                              1,528              1,488           (40)           193
State Operations                              7,715              7,168          (547)             2
All Other                                     6,842              6,930            88            171
TOTAL GENERAL FUND DISBURSEMENTS             39,513             40,837         1,324          2,325

     Total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are estimated at $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The annual growth in spending is primarily attributable to the use of non-recurring offsets in the previous fiscal year for welfare assistance programs ($631 million), higher costs for General State

Charges mostly due to pensions and health insurance ($467 million), additional spending for member items ($350 million), and growth in Medicaid ($318 million), offset by lower State Operations spending ($547 million). The annual change in spending is explained by financial plan category in more detail below.

     Total projected spending in the 2003-04 Enacted Budget is $2.33 billion higher than the level recommended in the Governor's Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million).

     In addition, the net spending changes include certain costs resulting from the Legislature's action or inaction on several spending items. Examples include a $200 million lump sum appropriation for member items which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable including additional Federal reimbursement for prescription drug costs and home care costs; and inaction on cost containment provisions which DOB believes results in higher welfare costs.

                           GRANTS TO LOCAL GOVERNMENTS
                              (MILLIONS OF DOLLARS)

            2002-03            2003-04         ANNUAL      CHANGE FROM
        ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
             26,713             28,009         1,296          2,229

     Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

     Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9 percent) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

     General Fund spending for school aid on a State fiscal year basis is projected at $12.31 billion in 2003-04, an increase of $34 million over 2002-03. This net increase reflects the "tail" cost of the 2002-03 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package. On a school year basis, school aid is projected at $14.43 billion for 2003-04, a decrease of $185 million from the prior school year. This decrease is primarily due to a reduction in operating aid ($285 million), which is partially offset by increases in transportation aid, excess cost aid and BOCES.

     Medicaid spending is estimated at $6.27 billion in 2003-04, an increase of $318 million (5.3 percent) from the prior year. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($478 million), the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), the Federally mandated phase out of the nursing home intergovernmental transfers ($90 million), and the reduction of the nursing home gross receipts assessment used to offset Medicaid costs ($78 million). The growth in Medicaid spending is partially offset by increased Federal aid from an increase in disproportionate share payments to public hospitals ($324 million), additional financing through the Health Care Reform Act ($117 million), and various cost containment proposals, as well as the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center. In addition, the Enacted Budget "rolls" the last Medicaid cycle payable on March 31, 2004 to the first day of the 2004-05 fiscal year ($170 million), decreasing 2003-04 and increasing 2004-05 costs. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

     Spending on welfare is projected at $1.13 billion, an increase of $631 million (127.2 percent) from 2002-03. This increase is due primarily to the use of Federal TANF reserve funds to offset welfare spending in 2002-03 ($465 million) and the increased cost of the welfare caseload ($166 million). The projected welfare caseload of 622,067 recipients represents an increase from 2002-03 of approximately 10,248 recipients.

     Higher Education Services Corporation (HESC) spending is projected at $442 million, an increase of $123 million (38.6 percent) from 2002-03. This increase reflects underlying program growth ($163 million) and a reduction in available Federal TANF funds ($64 million), offset by a deferral of Tuition Assistance Program costs into the 2004-05 fiscal year ($104 million).

     City University of New York (CUNY) spending is projected at $681 million, a decrease of $176 million (20.5 percent) from 2002-03. The decrease is primarily due to the impact of a tuition increase at the senior colleges used to offset General Fund spending ($91 million) and a reduction in costs due to a one-time retroactive collective bargaining payment made in 2002-03 ($70 million).

     Spending for all other local assistance programs will total $7.18 billion in 2003-04, a net increase of $366 million (5.4 percent) from the 2002-03 fiscal year. This increase is largely attributable to additional spending for member items ($350 million), increased spending for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 million), and various other local assistance programs. These increases are offset by spending declines across other agencies and programs including an annual decrease in the funding for the Yonkers settlement agreement ($110 million).

     The 2003-04 enacted estimate for local assistance spending increased by $2.23 billion from the 30-day estimate primarily as a result of net legislative adds and restorations of Executive Budget proposals. The largest adds and restorations occurred in Medicaid ($840 million), school aid ($599 million), additional funding for the Community Projects Fund ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million). These net legislative adds reflect resources identified by the Legislature to delay the last Medicaid cycle in the 2003-04 fiscal year to the following fiscal year ($170 million) and defer Tuition Assistance Program payments to colleges out of 2003-04 into 2004-05 ($104 million).

                                STATE OPERATIONS
                              (MILLIONS OF DOLLARS)

            2002-03            2003-04         ANNUAL      CHANGE FROM
        ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
             7,715              7,168          (547)            2

     State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.17 billion, a decrease of $547 million or 7.1 percent from 2002-03. The annual decline in State Operations spending is comprised of lower spending in both personal service ($493 million) and non-personal service ($54 million).

     The State Operations estimates reflect $1.03 billion in savings initiatives. Included in these savings are $363 million from continuation of the strict Statewide hiring freeze, aggressive use of a retirement incentive for State employees, and various actions to restrain non-personal service spending in all agencies. A total of $662 million in savings is projected to be available in 2003-04 from a variety of revenue maximization efforts to finance State Operations spending. Among these savings are additional SUNY revenues from an anticipated tuition increase and other revenue measures used to support General Fund costs ($325 million), additional Federal revenues to offset spending on mental hygiene programs ($174 million), and various shifts of General Fund costs to other funds ($133 million) -- most notably funding $93 million in Department of Motor Vehicles transportation-related spending in the Dedicated Highway Fund.

     The savings initiatives and revenue maximization efforts are partially offset by base spending growth of $478 million, including normal salary step increases and required non-personal service cost increases and the loss of one-time offsets used in 2002-03. Virtually all Executive agencies are held flat or reduced from 2002-03 levels.

     The 2003-04 State Operations estimate is $2 million higher than the estimate prepared at the time of the 30-day Amendments to the Executive Budget in February 2003. This additional spending represents minor legislative changes to the Executive Budget estimates.

     The State's All Funds workforce is projected to be 186,000 at the end of 2003-04, a decrease of approximately 10,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction resulted from attrition and the use of early retirement incentives. Additional declines are possible as a result of the Fiscal Management Plan to be implemented during the fiscal year.

                              GENERAL STATE CHARGES
                              (MILLIONS OF DOLLARS)

            2002-03            2003-04         ANNUAL      CHANGE FROM
        ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
             2,732              3,199           467            34

     General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as certain fixed costs of the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fixed costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of litigation against the State and its public officers.

     Total spending for GSCs is estimated at $3.20 billion, an increase of $467 million or 17.0 percent from the prior year. The projected annual growth is primarily attributable to higher pension and health insurance costs.

     Pension investment losses resulting in significantly higher contributions to the New York State and Local Retirement System for the 2003-04 fiscal year. The employer pension contribution rate is the Executive Budget was projected to increase to 4 percent of payroll in 2003-04, increasing pension costs by $250 million (171 percent). Pension reform legislation approved with the Enacted Budget requires a minimum pension contribution equal to 4.5 percent of payroll annually. This change along with higher than expected retirement incentive costs would increase the 2003-04 fiscal year contribution by an additional $94 million to $344 million. However, the Legislature did not provide sufficient appropriation authority to allow the entire pension bill to be paid to the retirement system in 2003-04. As a result, it is anticipated that the State will pay this unbudgeted amount in 2005-06 at 8 percent annual interest, for a total cost of approximately $110 million.

     Health insurance premiums are expected to increase by approximately $178 million (11 percent) in 2003-04 to cover the rising costs of employee and retiree health care. The enacted budget reflects $43 million in health benefit changes, which is expected to reduce the underlying growth in employee health insurance costs from $221 million (13.7 percent). These changes, some of which are subject to negotiations with State employee unions, would: place restrictions on pharmacy benefits, require a higher co-payments for prescription drugs, modernize the hospital benefit plan, and increase employee copayments, deductibles and coinsurance levels for doctor visits.

     The $34 million increase from the 30-day estimate is largely the result of the Legislature's denial of a proposal to change to the current 9 percent statutory interest rate on Court of Claims judgments to market-based rates, and partial restoration of Executive Budget proposals to change employee health insurance benefits.

                            TRANSFERS TO OTHER FUNDS
                              (MILLIONS OF DOLLARS)

                                                 2002-03            2003-04         ANNUAL      CHANGE FROM
                                             ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
Transfers in Support of Debt Service              1,496              1,583            87             0
Transfers in Support of Capital Projects            170                251            81            45
Transfers in Support of State University             26                145           119             0
All Other Transfers                                 661                482          (179)           15
TOTAL TRANSFERS TO OTHER FUNDS                    2,353              2,461           108            60

     Transfers to other funds are expected to total $2.46 billion, or $108 million higher than total receipts from this category during 2002-03 and $60 million higher than the 30-day estimates. The annual net increase in debt service transfers of $87 million reflects planned growth in underlying debt service costs, offset by debt reduction efforts. As compared to the 30-day estimate, transfers in support of debt service remain unchanged.

     Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. The $81 million projected increase in 2003-04 reflects year-to-year increases in pay-as-you-go spending for legislative adds for transportation and the environment ($49 million) and changes in the timing of the receipt of bond proceeds to reimburse capital spending. Compared to the 30-day estimate for 2003-04, the $45 million increase in capital projects transfers reflects the legislative adds for transportation and the environment.

     The State's cost of transfers to the State University are estimated to increase by $119 million over 2002-03 due to the timing of State subsidy payments to the SUNY hospitals ($107 million) and the use of Dormitory Authority funds in 2002-03 to help subsidize the SUNY hospitals ($12 million). This transfer remained unchanged from the 30-day estimate.

     All other transfers are estimated to total $482 million in 2003-04, a decline of $179 million from 2002-03. This decline is primarily due to decreases in the Community Service Provider Assistance Program ($100 million), the State's share of Medicaid payments to SUNY hospitals ($48 million), and payments to the State Lottery Fund ($17 million). All other transfers increased $15 million from the 30-day estimates.

NON-RECURRING ACTIONS

     A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the Financial Plan, are incorporated in the 2003-04 Enacted Budget. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of Federal TANF moneys to offset General Fund welfare, HESC, and school aid program spending ($458 million), spending delays for a Medicaid cycle and TAP payments ($274 million), the one-time shift of various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 million), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

     The 2003-04 spending projections include $1.9 billion of one-time payment delays from 2002-03 pending receipt of tobacco securitization proceeds. These one-time payment deferrals are "matched-up" with $1.9 billion of the $3.8 billion tobacco proceeds, for a net one-time impact of $3.2 billion ($5.1 billion of total actions offset by $1.9 billion linked to one-time costs).

GENERAL FUND CLOSING BALANCE

     The Enacted Budget Financial Plan projects a closing General Fund balance of $730 million at the end of the 2003-04 fiscal year, unchanged from the 30-day projection. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The balance assumes achievement of $912 million of savings from the Fiscal Management Plan including additional Federal aid described earlier.

GOVERNMENTAL FUNDS FINANCIAL PLANS
STATE FUNDS

     State Funds represent the portion of the State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not included as part of State Funds.

                              STATE FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                 2002-03            2003-04         ANNUAL      CHANGE FROM
                                             ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
Taxes                                             40,676             42,672         1,996          1,541
Miscellaneous Receipts                            15,903             17,483         1,580            297
TOTAL STATE FUNDS RECEIPTS                        56,579             60,155         3,576          1,838

     Total State Funds receipts are projected to total $60.16 billion in 2003-04, an increase of $3.58 billion or 6.3 percent from 2002-03. State Funds tax receipts are projected to total $42.67 billion, an increase of $2.0 billion from 2002-03 primarily reflecting a new personal income tax surcharge ($1.4 billion) and a one-quarter percent increase in sales tax ($450 million), offset by revenue losses associated with the closeout of 2002-03 and the April PIT settlement ($462 million). These changes are discussed in more detail in the General Fund section above.

     Miscellaneous receipts in the State Funds are projected to total $17.48 billion, an increase of $1.58 billion over 2002-03. The growth in miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending from the Dedicated Highway and Bridge Trust Fund ($961 million), economic development spending that is not counted by the State Comptroller as spending even though the bond proceeds are counted as State-supported debt ($325 million), and growth in SUNY revenues primarily attributable to an anticipated tuition increase ($280 million). These increases are offset by a decline in General Fund miscellaneous receipts primarily due to the loss of non-recurring actions ($322 million).

     The increase in State Funds receipts of $1.84 billion over the 30-day estimates is comprised of a projected tax increase of $1.54 billion and miscellaneous receipts increase of $297 million. The projected tax growth is consistent with the enacted tax increases described above. The growth in miscellaneous receipts is primarily attributable to the timing of the receipt of bond proceeds to reimburse capital spending ($482 million), offset by a decline in State Funds receipts in support of Medicaid due to the legislative restoration of the proposed home care and hospital assessments ($281 million).

     Total State Funds disbursements are projected at $61.09 billion in 2003-04, an increase of $3.38 billion or 5.8 percent from 2002-03. Of this amount, $1.32 billion is due to a net increase in General Fund spending as described in detail above, and $2.05 billion is due to growth in other State funds.

                            STATE FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                 2002-03            2003-04         ANNUAL      CHANGE FROM
                                             ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
Welfare                                              496              1,127           631            114
General State Charges                              3,088              3,608           520             43
Medicaid                                           8,413              8,852           439            559
Community Projects Fund                              105                455           350            200
Debt Service                                       3,038              3,387           349             27
Public Health                                      2,023              2,218           195             88
SUNY                                               4,043              4,225           182             58
STAR                                               2,664              2,800           136             93
School Aid                                        14,121             14,225           104            608
Transportation                                     3,521              3,600            79             42
Handicapped/All Other Education                    1,522              1,443           (79)           152
Mental Hygiene                                     2,645              2,572           (73)            42
Public Protection                                  2,902              2,899            (3)            18
All Other                                          9,131              9,676           545            172
TOTAL STATE FUNDS DISBURSEMENTS                   57,712             61,087         3,375          2,216

     State Funds Medicaid spending growth of $439 million (5.2 percent) reflects increased General Fund spending of $318 million (discussed in the General Fund section above) and an increase of $121 million in Special Revenue Funds. Additional HCRA financing for the Family Health Plus program, workforce recruitment and retention initiatives, and additional funding for Medicaid pharmacy costs represent $389 million of the net growth in the Special Revenue Funds. This increase is partially offset by lower spending attributable to the use of available pool balances in the Indigent Care Fund ($125 million) in 2002-03, the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), and the legislative reduction of the nursing home gross receipts assessment from 6 percent to 5 percent ($45 million).

     Spending from Debt Service Funds is estimated to increase by $349 million or 11.5 percent from 2002-03. The net increase in debt service spending reflects planned growth in costs, and additional bonding enacted by the Legislature for the CHIPs capital program and equipment for E-911 cellular emergency systems. Net debt service costs increased modestly ($27 million) from the 30-day estimates.

     Public Health spending supported by State Funds is projected to increase $195 million (9.6 percent) from the prior year, of which the General Fund supports $41 million. The increase in other State-supported spending is primarily attributable to additional spending for the Elderly Pharmaceutical Insurance Coverage Program (EPIC) providing senior citizens with prescription drug insurance ($105 million) and the Child Health Plus program providing health insurance to children up to age 19 ($68 million).

     Projected annual spending growth of $182 million for SUNY is primarily attributable to enrollment growth at the State-operated campuses, hospital program expansion, and anticipated increases in disbursements for capital programs. The annual growth in the STAR program of $136 million is mainly due to inflation and increased taxpayer participation.

     Annual State Funds spending growth due mostly to General Fund changes include: Welfare ($631 million), primarily reflecting the use of non-recurring Federal TANF reserve funds to offset 2002-03 welfare spending; General State Charges ($520 million), primarily due to higher pension and health insurance costs; and increased spending from the Community Projects Funds ($350 million).

     Major areas experiencing modest annual increases or decreases on a State Funds basis include: school aid (up $104 million), transportation (up $79 million), handicapped/all other education (down $79 million), mental hygiene (down $73 million) and public protection (down $3 million).

     State Funds disbursements increased $2.22 billion over the 30-day estimates primarily due to net legislative changes including school aid ($608 million), Medicaid ($559 million), the Community Projects Fund ($200 million), handicapped/all other education ($152 million), and welfare ($114 million).

ALL GOVERNMENTAL FUNDS

     All Governmental Funds includes activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State funds (discussed earlier) with Federal grants across these fund types. It excludes Fiduciary, Internal Services, and Enterprise Funds.

                         ALL GOVERNMENTAL FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                 2002-03            2003-04         ANNUAL      CHANGE FROM
                                             ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
Taxes                                             40,676             42,672         1,996          1,541
Miscellaneous Receipts                            16,056             17,705         1,649            301
Federal Grants                                    33,242             33,444           202          1,426
TOTAL ALL GOVERNMENTAL FUNDS RECEIPTS             89,974             93,821         3,847          3,268

     All Governmental Funds receipts are projected to be $93.82 billion in 2003-04, an increase of $3.85 billion or 4.3 percent from 2002-03. Tax receipts are projected to increase by $2.0 billion to total $42.67 billion primarily reflecting the impact of the enacted tax increases previously discussed.

     Miscellaneous receipts are projected to increase by $1.65 billion to total $17.71 billion over 2002-03. The growth in All Governmental Funds miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending, economic development spending, and SUNY tuition increases, offset by a decline in General Fund miscellaneous receipts as discussed above.

     Federal Grants are projected to total $33.44 billion, an increase of $202 million from 2002-03. Federal grants represent reimbursement from the Federal government for programs financed by the State in the first instance. Federal receipts are generally assumed to be received in the State fiscal year in which spending is incurred; therefore, the revisions to Federal receipts correspond to the adjustments to the federally-reimbursed spending revisions described below.

     The All Governmental Funds receipts increase of $3.27 billion over the 30-day estimates is comprised of enacted tax increases described above and Federal grants of $1.43 billion primarily due to increases in Medicaid spending.

     All Governmental Funds spending is estimated at $94.47 billion in 2003-04, an annual increase of $3.52 billion or 3.9 percent. The spending growth is comprised of the State Funds increases of $3.38 billion and growth in Federal Funds of $143 million. The growth in Federal spending is primarily due to increases for Medicaid ($1.02 billion), offset by declines in welfare ($426 million), World Trade Center costs ($302 million) and education ($180 million).

                      ALL GOVERNMENTAL FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                 2002-03            2003-04         ANNUAL      CHANGE FROM
                                             ADJUSTED ACTUALS   ADJUSTED ENACTED   $ CHANGE   30-DAY ESTIMATE
Medicaid                                          25,315             26,778         1,463          2,003
Public Health                                      3,230              3,778           548            137
General State Charges                              3,272              3,774           502             43
Community Projects Fund                              105                455           350            200
Debt Service                                       3,038              3,387           349             27
Welfare                                            2,803              3,008           205            124
Mental Hygiene                                     4,983              5,174           191             45
SUNY                                               4,208              4,368           160             58
STAR                                               2,664              2,800           136             93
School Aid                                        14,121             14,225           104            608
Handicapped/All Other Education                    3,922              3,663          (259)           187
Transportation                                     4,907              4,834           (73)            13
Public Protection                                  3,096              3,027           (69)            18
All Other                                         15,292             15,203           (89)           109
TOTAL ALL FUNDS DISBURSEMENTS                     90,956             94,474         3,518          3,665

     All Governmental Funds Medicaid spending growth of $1.46 billion reflects previously discussed State Funds spending growth of $439 million, and an increase of $1.02 billion (6.1 percent) in Medicaid spending supported by Federal Funds, which are estimated to total $26.78 billion in 2003-04. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($1.10 billion) and increased aid governed from an increase in disproportionate share payments to public hospitals ($394 million). This increase is partially offset by the mandated phase out of the nursing home intergovernmental transfers ($119 million), the phase out of Disaster Relief Medicaid related to the

September 11th attack on the World Trade Center ($83 million), nonrecurring additional indigent care payments ($72 million), and various other cost containment proposals. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

     Public health spending supported by All Governmental Funds is expected to increase by $548 million from 2002-03 of which $195 million is attributable to increased State Funds support and the remaining $353 million consisting of additional Federal aid. The growth in Federal aid is largely attributable to increased spending for the Child Health Plus program ($324 million).

     Spending from All Governmental Funds in support of welfare initiatives increased $205 million from 2002-03 actuals and reflects the State Funds increase described above ($631 million) offset by decreased welfare spending from federal funds ($426 million). The decreased spending is primarily due to the loss of one-time credits that were used to support 2002-03 spending.

     All Governmental Funds spending growth largely attributable to State Funds spending includes growth for General State Charges ($502 million), Community Projects Fund ($350 million), debt service ($349 million), SUNY ($160 million), STAR ($136 million), and school aid ($104 million).

     Major areas experiencing modest annual increases or decreases on an All Governmental Funds basis include: mental hygiene (up $191 million), handicapped/all other education (down $259 million), transportation (down $73 million), and public protection (down $69 million).

     All Governmental Funds disbursements increased $3.67 billion over the 30-day estimates due to State Funds spending increases of $2.22 billion described above and growth in Federal Medicaid spending ($1.45 billion) attributable to legislative restorations of various cost containment and revenue maximizations, as well as revised estimates for underlying Federal Medicaid spending.

FIRST QUARTER CASH FLOW

     Unlike previous years, the 2003-04 General Fund first quarter cash flow estimates assume continued implementation of emergency cash management actions implemented after delays in enacting tobacco securitization legislation led to potential cash imbalances. The General Fund cash flow position is expected to be extremely tight during the first quarter of the 2003-04 fiscal year and thus requires continued management actions to maintain positive balances until $2.1 billion of tobacco proceeds are received in late June. DOB continues to monitor cash balances on a daily basis and has administratively managed the flow of funds and disbursements while continuing essential governmental operations through a statewide austerity plan. Under the current cash management plan, daily cash balances are expected to fluctuate significantly.

     The General Fund balances assume continued deferrals of discretionary payments through June, including school aid payments scheduled in May and early June until the State receives the tobacco securitization proceeds. Thereafter, cash balances are expected to be healthy until March of the fiscal year.

     The General Fund is projected to end May with a balance of $2.15 billion. This balance, along with June receipts, will be used to make the school aid payment deferred from March on June 2 ($1.2 billion) as well as weekly Medicaid, payroll, and other critical payments. As a result, cash balances are expected to decline to very low levels by mid-June. The State expects to make the remaining May and June school aid payments ($2.5 billion) in late June upon the receipt of tobacco securitization proceeds. Absent these proceeds, General Fund resources would be insufficient to pay school aid and end the month with a positive cash balance.

     The 2003-04 Enacted Budget amends State Finance Law to permit the State Comptroller to make balances in other funds and accounts temporarily available to the General Fund for intra-month cash flow needs as long as such balances can be repaid by the end of the month. This provision is set to expire on March 31, 2004.

GAAP-BASIS FINANCIAL PLANS

     The February Financial Plan included General Fund Financial Plans prepared in accordance with Generally Accepted Accounting Principles (GAAP) for State fiscal years 2002-03 through 2005-06. The accounting principles that DOB applied in preparing the GAAP projections are consistent with those applied by the State Comptroller for the 2001-02 GAAP-basis Financial Statements. Accordingly, the projections do not reflect the impact of any pending proposals of the Governmental Accounting Standards Board, including GASB 34. The changes mandated by GASB 34 are expected to significantly change the presentation of GAAP-basis financial results for state and local governments in 2002-03.

     The General Fund GAAP Financial Plan issued as part of the February Financial Plan projected that the State would end the 2002-03 fiscal year with an operating imbalance of $2.74 billion. The operating result reflected the use of reserves in response to the World Trade Center disaster. As a result of the operating deficit, the accumulated surplus was projected to decline from $492 million at the end of 2001-02 to a $2.24 billion accumulated deficit at the end of 2002-03.

     Certain legislative actions, including deferring a Medicaid Cycle ($170 million), and delaying TAP payments ($104 million) are expected to negatively impact the GAAP Financial Plan.

     Additionally, the deferral of $1.9 billion in spending from 2002-03 until 2003-04 is expected to increase the 2002-03 accumulated GAAP-basis deficit, since the deferred payments are expected to be accrued to the 2002-03 fiscal year. However, the tobacco settlement revenues originally anticipated in 2002-03 but now expected in 2003-04 are likely to be accrued to the 2003-04 fiscal year resulting in no net change to the accumulated GAAP deficit by the end of 2003-04.

     DOB expects to update the GAAP Financial Plan estimates for 2003-04 in the First Quarterly Financial Plan Update to be issued in July 2003.

OUTYEAR GENERAL FUND FINANCIAL PLAN PROJECTIONS

     General Fund budget gaps for the 2004-05 and 2005-06 fiscal years have increased significantly from the 30-day projections. It is currently estimated that spending and revenue actions in the Enacted Budget in concert with events since presentation of the Executive Budget will increase gaps to over $6 billion in 2004-05 and $8 billion in 2005-06, before reflecting savings from the Fiscal Management Plan or extra Federal aid. The Fiscal Management Plan savings will be implemented in 2003-04, and these actions coupled with new Federal assistance are expected to produce recurring savings in the outyears, reducing the gaps by approximately $900 million in each year.

     Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid cycle trend analysis.

     These factors have historically been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

     The outyear gap estimates do not assume any collective bargaining salary increases. If the projected budget gap for 2004-05 is closed fully with recurring actions, the 2005-06 budget gap would be reduced to under $2 billion.

     Revenues are projected to increase from the Executive Budget as a result of legislative changes by $1.4 billion in 2004-05 and $605 million in 2005-06. The revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. New revenue actions include a personal income tax surcharge ($1.2 billion in 2004-05 and $1.0 billion in 2005-06), one-quarter percent increase in sales tax ($572 million in 2004-05 and $100 million in 2005-06), and a decoupling from Federal bonus depreciation provisions ($100 million in 2004-05 and $90 million in 2005-06). These revenue actions are offset by the loss of receipts due to the sales tax free week proposed in the Executive Budget ($315 million in 2004-05 and $435 million in 2005-06), and the intended transfer of State sales tax receipts to New York City ($170 million annually).

     In addition, revenues are expected to decrease by $609 million in 2004-05 and 2005-06 primarily reflecting the impact of 2002-03 actuals and the April 2003 PIT settlement.

     As compared to the Executive Budget, spending is projected to increase by $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects revisions based on actual results and net legislative adds to the Governor's Executive Budget, including Medicaid programs ($1.7 billion in 2004-05 and $1.5 billion in 2005-06), school aid, including revised estimates resulting from the May 15 database update ($1.4 billion in 2004-05 and 2005-06), higher education ($323 million in 2004-05 and $303 million in 2005-06), and higher general state charges primarily driven by restorations of health insurance savings initiatives and the planned payment of the full required pension bill in 2004-05 and 2005-06 ($555 million in 2004-05 and $338 million in 2005-06).

     2004-05 spending grows $2.2 billion above the $2.3 billion increase in 2003-04 from the Executive Budget (for a total 2004-05 increase of $4.5 billion). This incremental growth is driven by the annualization of Medicaid restorations ($403 million), HCRA ($268 million), and the deferral of a 2003-04 Medicaid cycle into 2004-05 ($170 million), the "tail" of school aid adds and restorations including the loss of proposed BOCES and Building Aid reforms ($571 million), the May 15 school aid database revisions ($184 million), and increased fringe benefits costs including the denial of the Governor's proposed pension reforms and the restoration of proposed health insurance cost containment ($521 million).

     Fiscal Management Plan savings include continuing the statewide austerity measures implemented during 2003-04, mandating agencies to eliminate, consolidate, and streamline governmental services, reducing the State workforce further, maximizing Federal aid, and planning legislative actions that may include statutory modifications to programs.

     A more detailed discussion of these revenue and spending changes, as well as the Fiscal Management Plan, is described in the Overview and General Fund sections above.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                  2002-2003          2003-2004
                                                                   ADJUSTED           ADJUSTED             ANNUAL
                                                                     ACTUAL            ENACTED             CHANGE
                                                            ---------------    ---------------    ---------------
OPENING FUND BALANCE                                                  1,032                815               (217)
                                                            ===============    ===============    ===============

RECEIPTS:
Taxes:
  Personal income tax                                                16,791             16,285               (506)
  User taxes and fees                                                 7,063              8,007                944
  Business taxes                                                      3,380              3,498                118
  Other taxes                                                           743                771                 28
Miscellaneous receipts                                                3,991              3,669               (322)
Transfers from other funds:
  PIT in excess of Revenue Bond debt service                          4,215              5,125                910
  Sales tax in excess of LGAC debt service                            1,919              1,853                (66)
  Real estate taxes in excess of CW/CA debt service                     263                202                (61)
  All other                                                             931                430               (501)
                                                            ---------------    ---------------    ---------------
  TOTAL RECEIPTS                                                     39,296             39,840                544
                                                            ===============    ===============    ===============

DISBURSEMENTS:
Grants to local governments                                          26,713             28,009              1,296
State operations                                                      7,715              7,168               (547)
General State charges                                                 2,732              3,199                467
Transfers to other funds:
  Debt service                                                        1,496              1,583                 87
  Capital projects                                                      170                251                 81
  State University                                                       26                145                119
  Other purposes                                                        661                482               (179)
                                                            ---------------    ---------------    ---------------
  TOTAL DISBURSEMENTS                                                39,513             40,837              1,324
                                                            ===============    ===============    ===============

FISCAL MANAGEMENT PLAN/FEDERAL AID                                        0                912                912
                                                            ===============    ===============    ===============

CHANGE IN FUND BALANCE                                                 (217)               (85)               132
                                                            ===============    ===============    ===============

CLOSING FUND BALANCE                                                    815                730                (85)
                                                            ===============    ===============    ===============

Tax Stabilization Reserve Fund                                          710                710                  0
Contingency Reserve Fund                                                 20                 20                  0
Community Projects Fund                                                  85                  0                (85)

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                                                         ADJUSTED
                                                                     30-DAY             CHANGE            ENACTED
                                                            ---------------    ---------------    ---------------
OPENING FUND BALANCE                                                    805                 10                815
                                                            ===============    ===============    ===============

RECEIPTS:
Taxes:
  Personal income tax                                                15,452                833             16,285
  User taxes and fees                                                 7,508                499              8,007
  Business taxes                                                      3,682               (184)             3,498
  Other taxes                                                           771                  0                771
Miscellaneous receipts                                                3,579                 90              3,669
Transfers from other funds:
  PIT in excess of Revenue Bond debt service                          4,865                260              5,125
  Sales tax in excess of LGAC debt service                            1,999               (146)             1,853
  Real estate taxes in excess of CW/CA debt service                     202                  0                202
  All other                                                             379                 51                430
                                                            ---------------    ---------------    ---------------
  TOTAL RECEIPTS                                                     38,437              1,403             39,840
                                                            ===============    ===============    ===============

DISBURSEMENTS:
Grants to local governments                                          25,780              2,229             28,009
State operations                                                      7,166                  2              7,168
General State charges                                                 3,165                 34              3,199
Transfers to other funds:
  Debt service                                                        1,583                  0              1,583
  Capital projects                                                      206                 45                251
  State university                                                      145                  0                145
  Other purposes                                                        467                 15                482
                                                            ---------------    ---------------    ---------------
  TOTAL DISBURSEMENTS                                                38,512              2,325             40,837
                                                            ===============    ===============    ===============

FISCAL MANAGEMENT PLAN/FEDERAL AID                                        0                912                912
                                                            ===============    ===============    ===============

CHANGE IN FUND BALANCE                                                  (75)               (10)               (85)
                                                            ===============    ===============    ===============

CLOSING FUND BALANCE                                                    730                  0                730
                                                            ===============    ===============    ===============

Tax Stabilization Reserve Fund                                          710                  0                710
Contingency Reserve Fund                                                 20                  0                 20

NOTE: THE 30-DAY OPENING FUND BALANCE WAS REDUCED BY $198 MILLION AND THE PERSONAL INCOME TAX RECEIPTS WERE INCREASED BY $198 MILLION TO REFLECT THE TAX REFUND RESERVE TRANSACTION.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                              (MILLIONS OF DOLLARS)

                                                                  2002-2003          2003-2004
                                                                     ACTUAL            ENACTED             CHANGE
                                                            ---------------    ---------------    ---------------
OPENING FUND BALANCE                                                  1,032                815               (217)
                                                            ===============    ===============    ===============

RECEIPTS:
Taxes:
  Personal income tax                                                16,791             16,285               (506)
  User taxes and fees                                                 7,063              8,007                944
  Business taxes                                                      3,380              3,498                118
  Other taxes                                                           743                771                 28
Miscellaneous receipts                                                2,091              5,569              3,478
Transfers from other funds:
  PIT in excess of Revenue Bond debt service                          4,215              5,125                910
  Sales tax in excess of LGAC debt service                            1,919              1,853                (66)
  Real estate taxes in excess of CW/CA debt service                     263                202                (61)
  All other                                                             931                430               (501)
                                                            ---------------    ---------------    ---------------
  TOTAL RECEIPTS                                                     37,396             41,740              4,344
                                                            ===============    ===============    ===============

DISBURSEMENTS:
Grants to local governments                                          24,887             29,835              4,948
State operations                                                      7,678              7,205               (473)
General State charges                                                 2,699              3,232                533
Transfers to other funds:
  Debt service                                                        1,496              1,583                 87
  Capital projects                                                      166                255                 89
  State University                                                       26                145                119
  Other purposes                                                        661                482               (179)
                                                            ---------------    ---------------    ---------------
  TOTAL DISBURSEMENTS                                                37,613             42,737              5,124
                                                            ===============    ===============    ===============

FISCAL MANAGEMENT PLAN/FEDERAL AID                                        0                912                912
                                                            ===============    ===============    ===============

CHANGE IN FUND BALANCE                                                 (217)               (85)               132
                                                            ===============    ===============    ===============

CLOSING FUND BALANCE                                                    815                730                (85)
                                                            ===============    ===============    ===============

Tax Stabilization reserve Fund                                          710                710                  0
Contingency Reserve Fund                                                 20                 20                  0
Community Projects Fund                                                  85                  0                (85)

NOTE: ACTUALS REFLECT THE AMOUNTS PUBLISHED IN THE COMPTROLLER'S CASH BASIS REPORT RELEASED ON APRIL 15, 2003.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2002-2003
                              (MILLIONS OF DOLLARS)

                                                                                                        ADJUSTED
                                                                     ACTUAL        ADJUSTMENTS            ACTUAL
                                                            ---------------    ---------------    --------------
OPENING FUND BALANCE                                                  1,032                  0             1,032
                                                            ===============    ===============    ==============

RECEIPTS:
Taxes:
  Personal income tax                                                16,791                  0            16,791
  User taxes and fees                                                 7,063                  0             7,063
  Business taxes                                                      3,380                  0             3,380
  Other taxes                                                           743                  0               743
Miscellaneous receipts                                                2,091              1,900             3,991
Transfers from other funds:
  PIT in excess of Revenue Bond debt service                          4,215                  0             4,215
  Sales tax in excess of LGAC debt service                            1,919                  0             1,919
  Real estate taxes in excess of CW/CA debt service                     263                  0               263
  All other                                                             931                  0               931
                                                            ---------------    ---------------    --------------
  TOTAL RECEIPTS                                                     37,396              1,900            39,296
                                                            ===============    ===============    ==============

DISBURSEMENTS:
Grants to local governments                                          24,887              1,826            26,713
State operations                                                      7,678                 37             7,715
General State charges                                                 2,699                 33             2,732
Transfers to other funds:
  Debt service                                                        1,496                  0             1,496
  Capital projects                                                      166                  4               170
  State University                                                       26                  0                26
  Other purposes                                                        661                  0               661
                                                            ---------------    ---------------    --------------
  TOTAL DISBURSEMENTS                                                37,613              1,900            39,513
                                                            ===============    ===============    ==============

CHANGE IN FUND BALANCE                                                 (217)                 0              (217)
                                                            ===============    ===============    ==============

CLOSING FUND BALANCE                                                    815                  0               815
                                                            ===============    ===============    ==============

Tax Stabilization Reserve Fund                                          710                  0               710
Contingency Reserve Fund                                                 20                  0                20
Community Projects Fund                                                  85                  0                85

NOTE: ACTUALS REFLECT THE AMOUNTS PUBLISHED IN THE COMPTROLLER'S CASH BASIS REPORT RELEASED ON APRIL 15, 2003.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                                          ADJUSTED
                                                           ENACTED     ADJUSTMENTS         ENACTED
                                                      ------------    ------------    ------------
OPENING FUND BALANCE                                           815               0             815
                                                      ============    ============    ============

RECEIPTS:
Taxes:
  Personal income tax                                       16,285               0          16,285
  User taxes and fees                                        8,007               0           8,007
  Business taxes                                             3,498               0           3,498
  Other taxes                                                  771               0             771
Miscellaneous receipts                                       5,569          (1,900)          3,669
Transfers from other funds:
  PIT in excess of Revenue Bond debt service                 5,125               0           5,125
  Sales tax in excess of LGAC debt service                   1,853               0           1,853
  Real estate taxes in excess of CW/CA debt service            202               0             202
  All other                                                    430               0             430
                                                      ------------    ------------    ------------
  TOTAL RECEIPTS                                            41,740          (1,900)         39,840
                                                      ============    ============    ============

DISBURSEMENTS:
Grants to local governments                                 29,835          (1,826)         28,009
State operations                                             7,205             (37)          7,168
General State charges                                        3,232             (33)          3,199
Transfers to other funds:
  Debt service                                               1,583               0           1,583
  Capital projects                                             255              (4)            251
  State University                                             145               0             145
  Other purposes                                               482               0             482
                                                      ------------    ------------    ------------
  TOTAL DISBURSEMENTS                                       42,737          (1,900)         40,837
                                                      ============    ============    ============

FISCAL MANAGEMENT PLAN/FEDERAL AID                             912               0             912
                                                      ============    ============    ============

CHANGE IN FUND BALANCE                                         (85)              0             (85)
                                                      ============    ============    ============

CLOSING FUND BALANCE                                           730               0             730
                                                      ============    ============    ============
Tax Stabilization Reserve Fund                                 710               0             710
Contingency Reserve Fund                                        20               0              20

NOTE: THE 30-DAY OPENING FUND BALANCE WAS REDUCED BY $198 MILLION AND THE PERSONAL INCOME TAX RECEIPTS WERE INCREASED BY $198 MILLION TO REFLECT THE PIT REFUND RESERVE TRANSACTION.

                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                           2002-2003         2003-2004
                                                            ADJUSTED          ADJUSTED            ANNUAL
                                                              ACTUAL           ENACTED            CHANGE
                                                     ---------------   ---------------   ---------------
PERSONAL INCOME TAX                                           16,791            16,285              (506)
                                                     ---------------   ---------------   ---------------

USER TAXES AND FEES                                            7,063             8,007               944
                                                     ---------------   ---------------   ---------------
Sales and use tax                                              6,328             7,285               957
Cigarette and tobacco taxes                                      446               425               (21)
Motor vehicle fees                                                67                75                 8
Alcoholic beverages taxes                                        180               180                 0
Alcoholic beverage control license fees                           42                42                 0

BUSINESS TAXES                                                 3,380             3,498               118
                                                     ---------------   ---------------   ---------------
Corporation franchise tax                                      1,407             1,450                43
Corporation and utilities tax                                    860               805               (55)
Insurance taxes                                                  704               818               114
Bank tax                                                         409               425                16

OTHER TAXES                                                      743               771                28
                                                     ---------------   ---------------   ---------------
Estate tax                                                       701               737                36
Gift tax                                                           7                 0                (7)
Real property gains tax                                            5                 2                (3)
Pari-mutuel taxes                                                 29                31                 2
Other taxes                                                        1                 1                 0

TOTAL TAXES                                                   27,977            28,561               584
                                                     ---------------   ---------------   ---------------

MISCELLANEOUS RECEIPTS                                         3,991             3,669              (322)
                                                     ---------------   ---------------   ---------------

TOTAL                                                         31,968            32,230               262
                                                     ===============   ===============   ===============

NOTE: ADJUSTED MISCELLANEOUS RECEIPTS INCLUDE $1.9 BILLION IN TOBACCO SECURITIZATION PROCEEDS IN 2002-03 THAT WILL BE RECEIVED IN 2003-04.

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                           2002-2003         2003-2004
                                                            ADJUSTED          ADJUSTED
                                                              ACTUAL           ENACTED            CHANGE
                                                     ---------------   ---------------   ---------------
PERSONAL INCOME TAX                                           23,698            24,460               762
                                                     ---------------   ---------------   ---------------

USER TAXES AND FEES                                           10,804            11,984             1,180
                                                     ---------------   ---------------   ---------------
Sales and use taxes                                            8,796             9,956             1,160
Cigarette and tobacco taxes                                      446               425               (21)
Motor fuel tax                                                   544               537                (7)
Motor vehicle fees                                               612               651                39
Highway use tax                                                  147               149                 2
Alcoholic beverage taxes                                         180               180                 0
Alcoholic beverage control license fees                           42                42                 0
Auto rental tax                                                   37                44                 7

BUSINESS TAXES                                                 4,983             5,052                69
                                                     ---------------   ---------------   ---------------
Corporation franchise tax                                      1,612             1,655                43
Corporation and utilities taxes                                1,091               993               (98)
Insurance taxes                                                  776               903               127
Bank tax                                                         481               500                19
Petroleum business taxes                                       1,023             1,001               (22)

OTHER TAXES                                                    1,191             1,176               (15)
                                                     ---------------   ---------------   ---------------
Estate tax                                                       701               737                36
Gift tax                                                           7                 0                (7)
Real property gains tax                                            5                 2                (3)
Real estate transfer tax                                         448               404               (44)
Pari-mutuel taxes                                                 29                32                 3
Other taxes                                                        1                 1                 0

TOTAL TAXES                                                   40,676            42,672             1,996
                                                     ---------------   ---------------   ---------------

MISCELLANEOUS RECEIPTS                                        16,056            17,705             1,649
                                                     ---------------   ---------------   ---------------

FEDERAL GRANTS                                                33,242            33,444               202
                                                     ---------------   ---------------   ---------------

TOTAL                                                         89,974            93,821             3,847
                                                     ===============   ===============   ===============

NOTE: ADJUSTED MISCELLANEOUS RECEIPTS INCLUDE $1.9 BILLION IN TOBACCO SECURITIZATION PROCEEDS IN 2002-03 THAT WILL BE RECEIVED IN 2003-04.

                                  GENERAL FUND
                           TAX REFUND RESERVE ACCOUNT
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                            2002-2003              2003-2004
                                                             ADJUSTED               ADJUSTED                 ANNUAL
                                                               ACTUAL                ENACTED                 CHANGE
                                                      ---------------        ---------------        ---------------
Withholdings                                                   19,959                 22,135                  2,176
Estimated Payments                                              4,855                  4,780                    (75)
Final Payments                                                  1,334                  1,241                    (93)
Delinquencies                                                     796                    670                   (126)
                                                      ---------------        ---------------        ---------------
  GROSS COLLECTIONS                                            26,944                 28,826                  1,882

State/City Offset                                                (288)                  (300)                   (12)
Refund Reserve                                                  1,050                    159                   (891)
Refunds                                                        (4,008)(1)             (4,225)(2)               (217)
                                                      ---------------        ---------------        ---------------
  REPORTED TAX COLLECTIONS                                     23,698                 24,460                    762

STAR                                                           (2,664)                (2,800)                  (136)
RBTF                                                           (4,243)                (5,375)                (1,132)
                                                      ---------------        ---------------        ---------------
  GENERAL FUND                                                 16,791                 16,285                   (506)
                                                      ===============        ===============        ===============

   Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) Fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

NOTE 1: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2001 LIABILITY AND PAYMENT OF $960 MILLION OF CALENDAR YEAR 2002 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2002-03 FISCAL YEAR AND A BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $627 MILLION.

NOTE 2: REFLECTS THE PAYMENT OF THE BALANCE OF REFUNDS ON 2002 LIABILITY AND THE PROJECTED PAYMENT OF $960 MILLION OF CALENDAR YEAR 2003 REFUNDS IN THE LAST QUARTER OF THE STATE'S 2003-04 FISCAL YEAR AND A PROJECTED BALANCE IN THE TAX REFUND RESERVE ACCOUNT OF $468 MILLION.

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                  SPECIAL          CAPITAL             DEBT
                                                 GENERAL          REVENUE         PROJECTS          SERVICE           (MEMO)
                                                    FUND            FUNDS            FUNDS            FUNDS            TOTAL
                                           -------------    -------------    -------------    -------------    -------------
OPENING FUND BALANCE                                 815              894             (560)             158            1,307
                                           =============    =============    =============    =============    =============
RECEIPTS:
Taxes                                             28,561            4,401            1,765            7,945           42,672
Miscellaneous receipts                             5,569            9,880            3,232              702           19,383
Federal grants                                         0                0                0                0                0
                                           -------------    -------------    -------------    -------------    -------------
  TOTAL RECEIPTS                                  34,130           14,281            4,997            8,647           62,055
                                           =============    =============    =============    =============    =============

DISBURSEMENTS:
Grants to local governments                       29,835           10,191            1,095                0           41,121
State operations                                   7,205            4,561                0                8           11,774
General State charges                              3,232              410                0                0            3,642
Debt service                                           0                0                0            3,387            3,387
Capital projects                                       0                2            3,061                0            3,063
                                           -------------    -------------    -------------    -------------    -------------
  TOTAL DISBURSEMENTS                             40,272           15,164            4,156            3,395           62,987
                                           =============    =============    =============    =============    =============

OTHER FINANCING SOURCES (USES):
Transfers from other funds                         7,610              801              401            4,844           13,656
Transfers to other funds                          (2,465)            (231)          (1,068)         (10,093)         (13,857)
Bond and note proceeds                                 0                0              248                0              248
                                           -------------    -------------    -------------    -------------    -------------
  NET OTHER FINANCING SOURCES (USES)               5,145              570             (419)          (5,249)              47
                                           =============    =============    =============    =============    =============

FISCAL MANAGEMENT PLAN/FEDERAL AID                   912                0                0                0              912
                                           =============    =============    =============    =============    =============

CHANGE IN FUND BALANCE                               (85)            (313)             422                3               27
                                           =============    =============    =============    =============    =============

CLOSING FUND BALANCE                                 730              581             (138)             161            1,334
                                           =============    =============    =============    =============    =============

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                  SPECIAL          CAPITAL             DEBT
                                                 GENERAL          REVENUE         PROJECTS          SERVICE           (MEMO)
                                                    FUND            FUNDS            FUNDS            FUNDS            TOTAL
                                           -------------    -------------    -------------    -------------    -------------
OPENING FUND BALANCE                                 815              894             (560)             158            1,307
                                           =============    =============    =============    =============    =============

RECEIPTS:
Taxes                                             28,561            4,401            1,765            7,945           42,672
Miscellaneous receipts                             3,669            9,880            3,232              702           17,483
Federal grants                                         0                0                0                0                0
                                           -------------    -------------    -------------    -------------    -------------
  TOTAL RECEIPTS                                  32,230           14,281            4,997            8,647           60,155
                                           =============    =============    =============    =============    =============

DISBURSEMENTS:
Grants to local governments                       28,009           10,191            1,095                0           39,295
State operations                                   7,168            4,561                0                8           11,737
General State charges                              3,199              410                0                0            3,609
Debt service                                           0                0                0            3,387            3,387
Capital projects                                       0                2            3,057                0            3,059
                                           -------------    -------------    -------------    -------------    -------------
  TOTAL DISBURSEMENTS                             38,376           15,164            4,152            3,395           61,087
                                           =============    =============    =============    =============    =============

OTHER FINANCING SOURCES (USES):
Transfers from other funds                         7,610              801              397            4,844           13,652
Transfers to other funds                          (2,461)            (231)          (1,068)         (10,093)         (13,853)
Bond and note proceeds                                 0                0              248                0              248
                                           -------------    -------------    -------------    -------------    -------------
  NET OTHER FINANCING SOURCES (USES)               5,149              570             (423)          (5,249)              47
                                           =============    =============    =============    =============    =============

FISCAL MANAGEMENT PLAN/FEDERAL AID                   912                0                0                0              912
                                           =============    =============    =============    =============    =============

CHANGE IN FUND BALANCE                               (85)            (313)             422                3               27
                                           =============    =============    =============    =============    =============

CLOSING FUND BALANCE                                 730              581             (138)             161            1,334
                                           =============    =============    =============    =============    =============

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                  SPECIAL          CAPITAL             DEBT
                                                 GENERAL          REVENUE         PROJECTS          SERVICE           (MEMO)
                                                    FUND            FUNDS            FUNDS            FUNDS            TOTAL
                                           -------------    -------------    -------------    -------------    -------------
OPENING FUND BALANCE                                 815              986             (791)             158            1,168
                                           =============    =============    =============    =============    =============

RECEIPTS:
Taxes                                             28,561            4,401            1,765            7,945           42,672
Miscellaneous receipts                             5,569           10,102            3,232              702           19,605
Federal grants                                         0           31,806            1,638                0           33,444
                                           -------------    -------------    -------------    -------------    -------------
  TOTAL RECEIPTS                                  34,130           46,309            6,635            8,647           95,721
                                           =============    =============    =============    =============    =============

DISBURSEMENTS:
Grants to local governments                       29,835           38,677            1,312                0           69,824
State operations                                   7,205            7,790                0                8           15,003
General State charges                              3,232              576                0                0            3,808
Debt service                                           0                0                0            3,387            3,387
Capital projects                                       0                2            4,350                0            4,352
                                           -------------    -------------    -------------    -------------    -------------
  TOTAL DISBURSEMENTS                             40,272           47,045            5,662            3,395           96,374
                                           =============    =============    =============    =============    =============
OTHER FINANCING SOURCES (USES):
Transfers from other funds                         7,610            3,221              401            4,844           16,076
Transfers to other funds                          (2,465)          (2,594)          (1,200)         (10,093)         (16,352)
Bond and note proceeds                                 0                0              248                0              248
                                           -------------    -------------    -------------    -------------    -------------
  NET OTHER FINANCING SOURCES (USES)               5,145              627             (551)          (5,249)             (28)
                                           =============    =============    =============    =============    =============

FISCAL MANAGEMENT PLAN/FEDERAL AID                   912                0                0                0              912
                                           =============    =============    =============    =============    =============

CHANGE IN FUND BALANCE                               (85)            (109)             422                3              231
                                           =============    =============    =============    =============    =============
CLOSING FUND BALANCE                                 730              877             (369)             161            1,399
                                           =============    =============    =============    =============    =============

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                                                  SPECIAL          CAPITAL             DEBT
                                                 GENERAL          REVENUE         PROJECTS          SERVICE           (MEMO)
                                                    FUND            FUNDS            FUNDS            FUNDS            TOTAL
                                           -------------    -------------    -------------    -------------    -------------
OPENING FUND BALANCE                                 815              986             (791)             158            1,168
                                           =============    =============    =============    =============    =============

RECEIPTS:
Taxes                                             28,561            4,401            1,765            7,945           42,672
Miscellaneous receipts                             3,669           10,102            3,232              702           17,705
Federal grants                                         0           31,806            1,638                0           33,444
                                           -------------    -------------    -------------    -------------    -------------
  TOTAL RECEIPTS                                  32,230           46,309            6,635            8,647           93,821
                                           =============    =============    =============    =============    =============

DISBURSEMENTS:
Grants to local governments                       28,009           38,677            1,312                0           67,998
State operations                                   7,168            7,790                0                8           14,966
General State charges                              3,199              576                0                0            3,775
Debt service                                           0                0                0            3,387            3,387
Capital projects                                       0                2            4,346                0            4,348
                                           -------------    -------------    -------------    -------------    -------------
  TOTAL DISBURSEMENTS                             38,376           47,045            5,658            3,395           94,474
                                           =============    =============    =============    =============    =============

OTHER FINANCING SOURCES (USES):
Transfers from other funds                         7,610            3,221              397            4,844           16,072
Transfers to other funds                          (2,461)          (2,594)          (1,200)         (10,093)         (16,348)
Bond and note proceeds                                 0                0              248                0              248
                                           -------------    -------------    -------------    -------------    -------------
  NET OTHER FINANCING SOURCES (USES)               5,149              627             (555)          (5,249)             (28)
                                           =============    =============    =============    =============    =============

FISCAL MANAGEMENT PLAN/FEDERAL AID                   912                0                0                0              912
                                           =============    =============    =============    =============    =============

CHANGE IN FUND BALANCE                               (85)            (109)             422                3              231
                                           =============    =============    =============    =============    =============

CLOSING FUND BALANCE                                 730              877             (369)             161            1,399
                                           =============    =============    =============    =============    =============

                               CASH FINANCIAL PLAN
                              SPECIAL REVENUE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                            STATE     FEDERAL     TOTAL
                                          -------   ---------   -------
OPENING FUND BALANCE                          894          92       986
                                          =======   =========   =======

RECEIPTS:
Taxes                                       4,401           0     4,401
Miscellaneous receipts                      9,880         222    10,102
Federal grants                                  0      31,806    31,806
                                          -------   ---------   -------
  TOTAL RECEIPTS                           14,281      32,028    46,309
                                          =======   =========   =======

DISBURSEMENTS:
Grants to local governments                10,191      28,486    38,677
State operations                            4,561       3,229     7,790
General State charges                         410         166       576
Debt service                                    0           0         0
Capital projects                                2           0         2
                                          -------   ---------   -------
  TOTAL DISBURSEMENTS                      15,164      31,881    47,045
                                          =======   =========   =======
OTHER FINANCING SOURCES (USES):
Transfers from other funds                    801       2,420     3,221
Transfers to other funds                     (231)     (2,363)   (2,594)
Bond and note proceeds                          0           0         0
                                          -------   ---------   -------
  NET OTHER FINANCING SOURCES (USES)          570          57       627
                                          =======   =========   =======

CHANGE IN FUND BALANCE                       (313)        204      (109)
                                          =======   =========   =======

CLOSING FUND BALANCE                          581         296       877
                                          =======   =========   =======

                               CASH FINANCIAL PLAN
                             CAPITAL PROJECTS FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (MILLIONS OF DOLLARS)

                                            STATE     FEDERAL     TOTAL
                                          -------   ---------   -------
OPENING FUND BALANCE                         (560)       (231)     (791)
                                          =======   =========   =======

RECEIPTS:
Taxes                                       1,765           0     1,765
Miscellaneous receipts                      3,232           0     3,232
Federal grants                                  0       1,638     1,638
                                          -------   ---------   -------
  TOTAL RECEIPTS                            4,997       1,638     6,635
                                          =======   =========   =======

DISBURSEMENTS:
Grants to local governments                 1,095         217     1,312
State operations                                0           0         0
General State charges                           0           0         0
Debt service                                    0           0         0
Capital projects                            3,057       1,289     4,346
                                          -------   ---------   -------
  TOTAL DISBURSEMENTS                       4,152       1,506     5,658
                                          =======   =========   =======

OTHER FINANCING SOURCES (USES):
Transfers from other funds                    397           0       397
Transfers to other funds                   (1,068)       (132)   (1,200)
Bond and note proceeds                        248           0       248
                                          -------   ---------   -------
  NET OTHER FINANCING SOURCES (USES)         (423)       (132)     (555)
                                          =======   =========   =======

CHANGE IN FUND BALANCE                        422           0       422
                                          =======   =========   =======

CLOSING FUND BALANCE                         (138)       (231)     (369)
                                          =======   =========   =======

                                    CASH FLOW
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                            APRIL         MAY      JUNE
                                          -------   ---------   -------
OPENING FUND BALANCE                          815       2,786     2,145
                                          =======   =========   =======

RECEIPTS:
Taxes:
  Personal income tax                       2,811         304     1,582
  Sales tax                                   450         462       737
  User taxes and fees                         103          56        59
  Business taxes                               56        (128)      722
  Other taxes                                  49          67        73
Miscellaneous receipts                         70         103     2,239
Transfers from other funds                    898         330       782
                                          -------   ---------   -------
  TOTAL RECEIPTS                            4,437       1,194     6,194
                                          =======   =========   =======

DISBURSEMENTS:
Grants to local governments                 1,462         694     5,284
State operations                              743         814       611
General State charges                          32         241       236
Transfers to other funds                      229          86       350
                                          -------   ---------   -------
  TOTAL DISBURSEMENTS                       2,466       1,835     6,481
                                          =======   =========   =======

CHANGE IN FUND BALANCE                      1,971        (641)     (287)
                                          =======   =========   =======

CLOSING FUND BALANCE                        2,786       2,145     1,858
                                          =======   =========   =======

SPECIAL CONSIDERATIONS

     Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the sections entitled "Economic and Demographics," "Current Fiscal Year - National Economy" and "Current Fiscal Year - State Economy" in this AIS.

     Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95 percent increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to enhance the State's flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year. DOB expects to incorporate the fiscal management plan into the Financial Plan projections by the release of the First Quarterly Update to the Financial Plan.

     The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget (see the section entitled "Litigation" for a discussion of two ongoing cases). In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

     Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

     DOB expects the State's cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the Local Government Assistance Corporation ("LGAC") statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities - Local Government Assistance Corporation" in this AIS.

     An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

     In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the fiscal management plan.

      APPENDIX D- SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY
                              MUNICIPAL OBLIGATIONS


          NEW JERSEY ECONOMIC INFORMATION AND TRENDS. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

          During calendar year 2002, New Jersey's economy continued at a sluggish pace similar to the rest of the nation. Due to the weakening labor market conditions, New Jersey's personal income continued to grow moderately at 3.1% last year, close to the 3.0% rate set in 2001, but, substantially below the record pace of 9.9% in 2000. The unemployment rate rose to 6.0% during the second half of 2002, but was consistently below the 6.0% for the first five months in 2003. Low inflation continues to benefit New Jersey consumers and businesses. Low interest rates continue to support spending on housing and other consumer durables.

          Economic forecasts as of May 2003 for the national and State economies project a modest economic recovery in 2003. New Jersey's economy is expected to follow the national trend in 2003. The State and the nation may experience further near-term slow growth and the expected recovery may stall into late 2003 if consumers, investors, and businesses remain more cautious than currently assumed. However, the fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in 2003 and beyond are favorable.

   NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM - CURRENT OPERATING EXPENSES.

          THE GENERAL FUND. New Jersey operates on a fiscal year ending on June
30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2000 was $187.7 million, for fiscal year 2001 was $388.7 million and for fiscal year 2002 was 292.3 million. For fiscal year 2003 and 2004, the balance in the undesignated General Fund is estimated to be $250.0 and $248.6 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

          TAX AND REVENUE ANTICIPATION NOTES. In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $3,100,000,000 of such notes for fiscal year 2004 and has issued notes in the amount of $1,500,000,000 on September 25, 2003, which notes are payable on June 25, 2004. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

                     NEW JERSEY CAPITAL PROJECT FINANCINGS.

          GENERAL OBLIGATION BONDS. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2003 was $3,294,174,153. On October 7, 2003, New Jersey issued $159,385,000 of its general obligation bonds to refund certain of its outstanding general obligation bonds. The appropriation for the debt service obligation on outstanding projected indebtedness is $442.5 million for fiscal year 2004.

          PAY-AS-YOU-GO. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2004, the amount appropriated for this purpose is $1,136.4 million.

                 OTHER LONG TERM DEBT OBLIGATIONS OF NEW JERSEY.

          BONDS GUARANTEED BY NEW JERSEY. The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $38,550,000 were outstanding as of June 30, 2003. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

         "MORAL OBLIGATION" BONDS. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey.

          NEW JERSEY HOUSING AND MORTGAGE FINANCE AGENCY. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.

          SOUTH JERSEY PORT CORPORATION. New Jersey has periodically provided the South Jersey Port Corporation (the "SJPC") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1999 through 2003, New Jersey has made appropriations totaling $21,432,568.89 which covered deficiencies in revenues of the SJPC for debt service.

          NEW JERSEY HIGHER EDUCATION STUDENT ASSISTANCE AUTHORITY. The New Jersey Higher Education Student Assistance Authority ("NJHESAA") (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its "moral obligation". It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.

          There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2003, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $1,022,881,057 and fiscal year 2004 debt service subject to "moral obligation" is $52,020,137.

          OBLIGATIONS SUPPORTED BY NEW JERSEY REVENUE SUBJECT TO ANNUAL APPROPRIATION. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements" and each an "Agreement") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey's obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below ("swap agreements") entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer's related obligation, the issuer must pay such deficiency. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

          NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY. The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Moter Vehicle Commission facilities (authorized in an amount not exceeding $160 million); and (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA).

          SWAP AGREEMENTS. The NJEDA has entered into a number of swap agreements with certain bond issues. In connection with the $375,000,000 State Pension Variable Rate Refunding Bonds, Series 2003, the NJEDA has entered into swap agreements for the purpose of converting the NJEDA's variable rate exposure to a fixed rate. The outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. In connection with School Facilities Construction Bonds, the NJEDA has accepted bids for six separate tranches of swap agreements in an aggregate notional amount of $3 billion. These forward-starting swap agreements effectively hedge against rising interest rates a portion of the NJEDA's future borrowings expense associated with bonds anticipated to be issued under the Educational Facilities Construction and Financing Act, enacted July 18, 2000, P.L. 2000, c.72.

          NEW JERSEY EDUCATIONAL FACILITIES AUTHORITY. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to

New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

          NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "NJTTFA") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

          NEW JERSEY BUILDING AUTHORITY. The New Jersey Building Authority ("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

          NEW JERSEY SPORTS AND EXPOSITION AUTHORITY. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

          GARDEN STATE PRESERVATION TRUST. In July 1999, New Jersey established the Garden State Preservation Trust ("GSPT") for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

          NEW JERSEY CERTIFICATES OF PARTICIPATION. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

          NEW JERSEY SUPPORTED SCHOOL AND COUNTY COLLEGE BONDS. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

          CONDUIT INDEBTEDNESS OF NEW JERSEY AUTHORITIES AND INSTRUMENTALITIES. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority;
(ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

                          COUNTIES AND MUNICIPALITIES.

          REGULATION OF COUNTY AND MUNICIPAL FINANCE. New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs.

          The Local Budget Law (N.J.S.A. 40A:4-1 ET SEQ.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for
(i) principal of and interest on indebtedness falling due in the fiscal year,
(ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

          The Local Government Cap Law (N.J.S.A. 40A:4-45.1 ET SEQ.) (the "Cap Law") limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds;
(iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

          REGULATION OF THE ISSUANCE OF BONDS BY COUNTIES AND MUNICIPALITIES. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 ET SEQ.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

                                SCHOOL DISTRICTS.

          REGULATION OF SCHOOL DISTRICT FINANCE. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 ET SEQ. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.

          New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.

          REGULATION OF THE ISSUANCE OF BONDS BY SCHOOL DISTRICTS. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 ET SEQ. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "COUNTIES AND MUNICIPALITIES - REGULATION OF THE ISSUANCE OF BONDS BY COUNTIES AND MUNICIPALITIES" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

          School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

          If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

          In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

          SCHOOL DISTRICT LEASE PURCHASE FINANCINGS. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.

          NEW JERSEY SCHOOL BOND RESERVE ACT. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 ET SEQ.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

                          LOCAL FINANCING AUTHORITIES.

          REGULATION OF LOCAL FINANCING AUTHORITIES. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 ET SEQ.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

          Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

          REGULATION OF THE ISSUANCE OF BONDS BY LOCAL FINANCING AUTHORITIES. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

          POLLUTION CONTROL BONDS. In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in ATLANTIC COAST DEMOLITION & RECYCLING, INC. V. BOARD OF CHOSEN FREEHOLDERS OF ATLANTIC COUNTY, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

          QUALIFIED BONDS. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c.
39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New

Jersey. As of June 30, 2003, the aggregate amount of school district and municipal qualified bonds outstanding is $267,875,650 and $934,306,385, respectively.

                     LITIGATION OF THE STATE OF NEW JERSEY.

          GENERAL. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 ET SEQ.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

          New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

          An independent study estimated an aggregate potential exposure of $93,536,000 for tort and medical malpractice claims pending as of June 30, 2002. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

          Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

          RATINGS. Standard & Poor's Rating Group, Moody's Investors Service and Fitch Investors Service, Inc. have assigned long-term ratings of AA, Aa2 and AA, respectively, to New Jersey General Obligation Bonds. There is no assurance that the ratings of New Jersey General Obligation Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's General Obligation Bonds.

          The various political subdivisions of New Jersey are rated independently from New Jersey by S&P and/or Moody's, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.
NWK3: 780019.01

PART C

                            MUTUAL FUND SELECT TRUST
                            PART C. OTHER INFORMATION

ITEM 23

Exhibit Number

(a)(1)    Declaration of Trust (1)
(a)(2)    Amendment No. 1 to Declaration of Trust (8)
(a)(3)    Amendment No. 2 to Declaration of Trust (8)
(b)(1)    By-laws (1)
(b)(2)    Amendment to By-laws. (7)
(d)(1)    Form of Proposed Investment Advisory Agreement (1)
(d)(2) Form of Proposed Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc. (1)
(d)(3) Form of Proposed Investment Subadvisory Agreement between The Chase Manhattan Bank and Chase Asset Management (London) Limited (1)
(e)       Form of Distribution Agreement. (5)
(f)(1)    Form of Retirement Plan for Eligible Trustees (2)
(f)(2)    Form of Deferred Compensation Plan for Eligible Trustees (2)
(g)(1)    Global Custody Agreement, filed herewith.
(g)(2)    Fee Schedule for Custodian Agreement (8)
(h)(1)    Form of Proposed Transfer Agency Agreement (1)
(h)(2)    Form of Proposed Administration Agreement (1)
(h)(3)    Form of Administration Agreement dated September 7, 2001 (8)
(h)(4)    Form of Shareholder Servicing Agreement (8)
(i)       Opinion re: Legality of Securities being Registerered (4)
(j)       Consent of PricewaterhouseCoopers LLP, filed herewith.
(l)       Form of Share Purchase Agreement (3)
(n)       Form of Rule 18f-3 Multi-Class Plan, filed herewith.
(p)(1)    Code of Ethics of the Funds (6)
(p)(2)    Code of Ethics of the Advisers (6)
(p)(3)    Codes of Ethics of JPMFD (8)
(99) (a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Matthew Goldstein, Ann Maynard Gray, Matthew Healey, Robert J. Higgins, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler and Leonard M. Spalding, filed herewith

----------------------------

(1). Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-13319) as filed with the Securities and Exchange Commission on October 2, 1996.

(2). Incorporated by reference to Amendment No. 6 to the Registration Statement on Form N-1A of Mutual Fund Group (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.

(3). Filed as an exhibit to Pre-Effective Amendment No. 1 as filed with the Securities and Exchange Commission on November 15, 1996.

(4). Filed as an exhibit to Pre-Effective Amendment No. 2 as filed with the Securities and Exchange Commission on December 19, 1996.

(5). Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on N-1A as filed with the Securities and Exchange Commission on September 7, 2001 (Accession Number: 0000912057-01-531573.

(6). Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 28, 2002 (Accession Number 0000912057-02-01290)

(7). Incorporated by reference to Amendment No. 13 to Registration Statement filed with the SEC on December 20, 2002 (Accession Number:
      0001047469-02-007869).

(8) Incorporated by reference to Amendment No. 14 to Registration Statement filed with the SEC on October 21, 2003 (Accession No.
      0001047469-03-0338220)

ITEM 24.  Persons Controlled by or Under Common Control with Registrant

          Not applicable

ITEM 25.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

     The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

     Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser


The business of J.P. Morgan Investment Management Inc. (JPMIM), the Adviser, is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of JPMIM is currently listed in the investment advisor registration on Form ADV for JPMIM (File No. 801-21011).


ITEM 27.  Principal Underwriters

     (a) J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for the Registrant.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:


J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Fund Select Group
J.P. Morgan Mutual Fund Select Trust
J.P. Morgan Mutual Fund Trust
Growth and Income Portfolio
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Series
J.P. Morgan Fleming Series Trust
JPMorgan Value Opportunities Fund, Inc.
Mutual Fund Variable Annuity Trust

     (b) The following are the Directors and officers of J.P. Morgan Fund Distributors, Inc. The principal business address of each of these persons, is listed below.


                                          Position and Offices                           Position and Offices
Name and Address                          with Distributor                               with the Registrant
-----------------                         --------------------                           --------------------
Lynn J. Mangum                            Chairman                                       None
90 Park Ave.
New York, NY 10016

Charles Linn Booth                        Vice President/                                None
3435 Stelzer Road                         Compliance Officer
Columbus, OH 43219

Margaret Warner Chambers                  Vice President                                 None
90 Park Ave.
New York, NY 10016

Dennis Sheehan                            Director/Treasurer                             None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                             Secretary                                      None
90 Park Ave.
New York, NY 10016

Edward S. Forman                          Assistant Secretary                            None
90 Park Ave.
New York, NY 10016

Robert A. Bucher                          Financial Operations Officer                   None
90 Park Ave.
New York, NY 10016

Patrick William McKeon                    Vice President/Chief Compliance Officer        None
90 Park Ave.
New York, NY 10016

William J. Tomko                          President                               None
3435 Stelzer Road
Columbus, OH 43219

         (c) Not applicable

ITEM 28.  Location of Accounts and Records

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                             ADDRESS

J.P. Morgan Fund Distributors, Inc.     522 Fifth Avenue
                                        New York, NY 10036

DST Systems, Inc.                       210 W. 10th Street,
                                        Kansas City, MO 64105

JP Morgan Chase Bank                    270 Park Avenue,
                                        New York, NY 10017

J.P. Morgan Investment Management Inc.  3 Metrotech Center
                                        Brooklyn, NY 11245


ITEM 29.  Management Services

            Not applicable

ITEM 30.  Undertakings

          (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

          (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 29th day of December, 2003.

                                           J.P. MORGAN MUTUAL FUND SELECT TRUST


                                           By: /s/ George C.W. Gatch
                                           --------------------------
                                           George C.W. Gatch
                                           President



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on December 29, 2003.


                 *                        Chairman and Trustee
     --------------------------
          Fergus Reid, III

                 *                              Trustee
     --------------------------
         William J. Armstrong

                 *                              Trustee
     --------------------------
       Roland R. Eppley, Jr.

                 *                              Trustee
     --------------------------
         Ann Maynard Gray

                 *                              President and Trustee
     --------------------------
          Matthew Healey

                 *                              Trustee
     --------------------------
          James Schonbachler

                 *                              Trustee
     --------------------------
        Leonard M. Spalding

                 *                              Trustee
     --------------------------
         Robert J. Higgins

                 *                              Trustee
     --------------------------
       William G. Morton, Jr.

                 *                              Trustee
     --------------------------
        Dr. Matthew Goldstein

*By: /s/ Patricia A. Maleski
     --------------------------
         Patricia A. Maleski
         Treasurer and
         Attorney-in-Fact

INDEX TO EXHIBIT

EXHIBIT NO.

(g)(1)  Global Custody Agreement.

(n)     Rule 18f-3 Multi-Class Plan.

(j)     Consent of Independent Accountants.

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Matthew Goldstein, Ann Maynard Gray, Matthew Healey, Robert J. Higgins, William G. Morton, Jr., Fergus Reid, III, James J. Schonbachler and Leonard M. Spalding.